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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                       Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2010 through June 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



                                                            [LOGO]PIONEER
                                                                  Investments(R)









                                                PIONEER VARIABLE CONTRACTS TRUST


                             Pioneer Bond VCT Portfolio -- Class I and II Shares






                                                               SEMIANNUAL REPORT


                                                                   June 30, 2010



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Bond VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        6

  Financial Statements                          23

  Notes to Financial Statements                 28

  Trustees, Officers and Service Providers      33

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                            41.5%
U.S. Government Securities                      23.4%
Collateralized Mortgage Obligations             17.8%
Senior Floating Rate Loans                       9.0%
Asset Backed Securities                          4.4%
Preferred Stocks                                 1.3%
Municipal Bonds                                  1.0%
Convertible Corporate Bonds                      0.5%
Sovereign Issue                                  0.5%
Foreign Government Bonds                         0.4%
U.S. Common Stock                                0.2%


Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


AAA                                              2.3%
AA                                               2.2%
A                                               11.7%
BBB                                             23.4%
BB                                               9.8%
B & Lower                                        6.2%
Treasury/Agency                                 40.5%
Commercial Paper                                 3.9%


Five Largest Holdings
(As a percentage of total long-term holdings)*

1.    Federal National Mortgage
       Association, 4.53%, 6/1/19          1.88%
2.    U.S. Treasury Notes, 4.25%,
       5/15/39                             0.91
3.    U.S. Treasury Notes, 6.375%,
       8/15/27                             0.91
4.    U.S. Treasury Bonds, 6.25%,
       8/15/23                             0.87
5.    U.S. Treasury Bonds, 4.5%,
       5/15/38                             0.83

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/10       12/31/09
  Class I                     $11.74        $11.39
  Class II                    $11.74        $11.39


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/10 - 6/30/10            Income         Capital Gains     Capital Gains
  Class I                   $0.2866        $  -              $  -
  Class II                  $0.2722        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

         Pioneer Bond     Pioneer Bond    Barclays Capital
        VCT Portfolio,   VCT Portfolio,      Aggregate
           Class I          Class II         Bond Index
6/00        10,000           10,000           10,000
            11,097           11,069           11,123
6/02        11,805           11,746           12,082
            12,881           12,785           13,339
6/04        12,841           12,714           13,382
            13,658           13,489           14,292
6/06        13,561           13,360           14,177
            14,399           14,150           15,044
6/08        15,459           15,155           16,116
            16,339           15,977           17,091
6/10        18,780           18,320           18,714

The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of June 30, 2010)

-----------------------------------------------------------------
                                 Class I               Class II*
-----------------------------------------------------------------
10 Years                          6.50%                 6.24%
5 Years                           6.58%                 6.31%
1 Year                           14.94%                14.66%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Performance for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.

       Share Class                                 I               II
       ----------------------------------------------------------------------
       Beginning Account Value on 1/1/10       $1,000.00       $1,000.00
       Ending Account Value on 6/30/10         $1,056.40       $1,055.10
       Expenses Paid During Period*            $    3.16       $    4.43

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

       Share Class                                 I               II
       ----------------------------------------------------------------------
       Beginning Account Value on 1/1/10       $1,000.00       $1,000.00
       Ending Account Value on 6/30/10         $1,021.72       $1,020.48
       Expenses Paid During Period*            $    3.11       $    4.36

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

The domestic fixed-income market delivered healthy returns for the six months ended June 30, 2010. Corporate securities provided the greatest boost to results early in the year, benefiting from confidence that the economy was recovering from recession. However, doubts about the strength of the recovery returned in the latter weeks of the period, undercutting some of the performance momentum of securities exposed to credit risk. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the six months ended June 30, 2010. Mr. Taubes, Executive Vice President and Chief Investment Officer at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2010?

A: Pioneer Bond VCT Portfolio Class I shares generated a total return of 5.64% at net asset value over the six months ended June 30, 2010, and Class II shares returned 5.51%, while the Portfolio's benchmark, the Barclays Capital Aggregate Bond Index, returned 5.33%. Over the same period, the average return of the 41 variable portfolios in Lipper's Corporate Debt, A-rated Underlying Funds category, was 5.84%. On June 30, 2010, the Portfolio's 30-day SEC yield on Class I shares was 4.63%.

Q: What were the principal factors affecting the Portfolio's performance during the six months ended June 30, 2010?

A: Corporate bonds and other securities with credit risk continued to produce solid gains early in the period, helping the Portfolio benefit from an environment in which investors anticipated that the economy would continue to rebound. However, those anticipations changed to apprehension later in the period when conflicting economic reports created new concerns about the sustainability of the recovery. The Portfolio's overweighted position in corporate bonds helped performance early in 2010, but the positioning was not as helpful later in the six-month period as economic progress became less certain and the yield spreads between corporate bonds and low-credit-risk government bonds widened, which undermined the prices of corporate bonds. Good security selection among the Portfolio's corporate bond holdings, however, helped to counterbalance the negative effects of the spread widening. In addition, the Portfolio's yield-curve positioning also supported performance results, as our emphasis on intermediate-term securities paid off when the yield curve steepened and yields of longer-term securities did not fall as much as those of intermediate-term securities. The Portfolio's performance results were achieved during a period of changing market sentiments about the economy and credit risk. The Federal Reserve Board (the Fed) kept short-term lending rates at near-historic low levels, which resulted in very low yields offered by investments such as money market funds, bank deposit accounts and certificates of deposits. Early in the six-month period ended June 30, 2010, those low-yielding investments encouraged investors to seek out alternatives offering more current income, such as corporate bonds, which were positioned to benefit from a recovering economy. In the later weeks of the period, however, mixed economic reports, including continued stubbornness on the unemployment front, led to new doubts about the economic revival, and Treasuries and government bonds began to look more attractive to those investors focused on preserving value.

Q:   How was the Portfolio positioned over the six months ended June 30, 2010?

A: In light of our view that the economy would recover and business conditions would improve, we overweighted the Portfolio to corporate debt and non-agency mortgage-backed securities. We thought low-yielding Treasuries and government agency debt were priced relatively expensively, and so we de-emphasized them. At the end of the six-month period, on June 30, 2010, approximately 35% of Portfolio assets were allocated to investment-grade debt instruments with BBB or A ratings,

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     and 16.3% of assets were invested in high-yield, lower-rated corporate debt. While 38.7% of total Portfolio assets were invested in pass-through securities, such as mortgage-backed debt, much of that was allocated to non-agency mortgages and asset-backed securities. The Portfolio's effective duration, which is a measure of price sensitivity to interest-rate changes, was 3.81 years at June 30, 2010.

Q: What individual investments most affected the Portfolio's performance during the six month period ended June 30, 2010?

A: Security selection had a positive effect on the Portfolio's performance overall. Performance was especially strong from certain investments in the debt of financial companies that were able to strengthen their financial balance sheets and lower their overall debt burdens. The Portfolio's investment in securities issued by insurers Kingsway America and American General both recovered in value during the six-month period. In addition, debt issued by college-loan-service company SLM appreciated as the institution reduced its exposure to direct credit risk. The Portfolio's position in preferred shares of Bank of America also performed well. Nevertheless, the Portfolio did have some holdings that produced disappointing results during the six-month period. Investments in the high-yield debt of First Data, a financial transaction processor, declined when the high-yield market gave up some of its gains late in the period. In addition, the Portfolio's position in the debt of investment bank Goldman Sachs fell as the market became concerned about its vulnerability to, at the time, an unresolved legal dispute with the SEC.

Q:   What is your investment outlook?

A: We are cautious. As we look ahead to the second half of 2010, short-term interest rates remain about as low as they can be expected to go, with overnight lending rates approaching zero and the 5-year Treasury yielding just 1.8%. We believe Treasury securities offer very little investment value, even in a period of positive growth. Nevertheless, investors remain apprehensive about the direction of the economy and Treasuries do have some appeal to those concerned primarily about preserving value.

     We continue to overweight the Portfolio to corporate bonds, especially as the economy appears to continue to expand, even though the pace of the recovery may be slowing. To be sure, we are watching economic trends very carefully. Investors remain worried about the predictability of corporate earnings and only small gains in the overall employment picture appear to have discouraged expectations of a robust economic revival in the near term. Moreover, there also is some uncertainty about the effects of tighter financial regulations and the risk that higher Federal income taxes could raise the cost of doing business, which would likely take money out of the economy. In addition, investors also are uncertain about the potential fall-outs from the debt crisis in Europe.

     On the positive side, there are many reasons to retain confidence in the corporate bond sector. Corporations, in general, have been managing their finances very prudently and keeping their overall debt levels under control, encouraging expectations that they will be able to meet their obligations, particularly in an expanding economy. We expect to continue to emphasize corporate debt, although we are watching conditions carefully and continuing to pay very close attention to individual security selection.


Please refer to the Schedule of Investments on pages 6 to 22 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                            Value
                                        CONVERTIBLE CORPORATE BONDS - 0.4%
                                        Energy - 0.3%
                                        Coal & Consumable Fuels - 0.2%
   195,000              BB-/NR          Massey Energy Co., 3.25%, 8/1/15                             $   162,093
                                                                                                     -----------
                                        Oil & Gas Drilling - 0.1%
   100,000              BBB+/Baa2       Transocean Sedco, 1.625%, 12/15/37                           $    96,875
                                                                                                     -----------
                                        Total Energy                                                 $   258,968
                                                                                                     -----------
                                        Banks - 0.1%
                                        Regional Banks - 0.1%
    95,000              A/A3            National City Corp., 4.0%, 2/1/11                            $    95,713
                                                                                                     -----------
                                        Total Banks                                                  $    95,713
                                                                                                     -----------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $304,447)                                              $   354,681
                                                                                                     -----------
   Shares
                                        PREFERRED STOCKS - 1.2%
                                        Banks - 0.5%
                                        Diversified Banks - 0.5%
       500   7.19                       U.S. Bancorp, Floating Rate Note, 12/31/99 (Perpetual)*      $   366,594
                                                                                                     -----------
                                        Total Banks                                                  $   366,594
                                                                                                     -----------
                                        Diversified Financials - 0.4%
                                        Diversified Financial Services - 0.4%
       395                              Bank of America Corp., 7.25%, 12/31/49                       $   358,660
                                                                                                     -----------
                                        Total Diversified Financials                                 $   358,660
                                                                                                     -----------
                                        Insurance - 0.1%
                                        Life & Health Insurance - 0.1%
     4,800                              Delphi Financial Group, 7.376%, 5/15/37                      $    94,800
                                                                                                     -----------
                                        Total Insurance                                              $    94,800
                                                                                                     -----------
                                        Real Estate - 0.2%
                                        Real Estate Operating Companies - 0.2%
     2,820                              Forest City Enterprises, Inc., 7.0%, 12/31/49*               $   140,824
                                                                                                     -----------
                                        Total Real Estate                                            $   140,824
                                                                                                     -----------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $881,486)                                              $   960,878
                                                                                                     -----------
                                        COMMON STOCK - 0.2%
                                        Automobiles & Components - 0.2%
                                        Auto Parts & Equipment - 0.2%
     2,543                              Lear Corp.*                                                  $   168,347
                                                                                                     -----------
                                        Total Automobiles & Components                               $   168,347
                                                                                                     -----------
                                        TOTAL COMMON STOCK
                                        (Cost $83,898)                                               $   168,347
                                                                                                     -----------


6     The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                     Value
                                      ASSET BACKED SECURITIES - 4.2%
                                      Consumer Services - 0.5%
                                      Restaurants - 0.5%
   100,000              BBB-/Baa3     Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37                        $    92,396
   155,000              BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                            135,684
   200,000              BB-/Ba3       Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)                     183,100
                                                                                                              -----------
                                                                                                              $   411,180
                                                                                                              -----------
                                      Total Consumer Services                                                 $   411,180
                                                                                                              -----------
                                      Banks - 3.1%
                                      Diversified Banks - 0.1%
   108,512   0.44       AAA/Aa1       Wells Fargo Home Equity, Floating Rate Note, 4/25/37                    $   103,997
                                                                                                              -----------
                                      Thrifts & Mortgage Finance - 3.0%
   100,000   0.33       A/B3          Carrington Mortgage Loan Trust, Floating Rate Note, 10/25/36            $    77,222
    40,883   0.75       AAA/Baa3      Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35                  35,896
    63,499              BBB/Baa3      Citigroup Mortgage Loan Trust, 0.34606%, 1/25/37                             60,369
    24,056   0.45       AAA/Aa3       Citigroup Mortgage Loan Trust, Floating Rate Note, 10/25/36                  23,747
    89,000   0.76       AA+/Aa1       Citigroup Mortgage Loan Trust, Floating Rate Note, 7/25/35                   83,635
    80,570   0.50       B/Caa1        CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                             57,604
   190,000   0.74       AA+/A3        Countrywide Asset-Backed Certificates, Floating Rate Note, 11/25/35         165,856
   168,755   5.07       AAA/Ba2       Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35         165,176
   264,801   0.70       A+/Ba2        Countrywide Asset-Backed Certificates, Floating Rate Note, 5/25/29          241,373
    65,000   0.65       AA+/Aa2       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35           57,565
   121,104   0.77       AA+/Aa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35          118,023
   173,376   5.56       AAA/A2        CRMSI 2006-2 A3, Floating Rate Note, 9/25/36                                173,901
   194,437              AAA/Aaa       FBR Securitization Trust, 2.76188%, 9/25/35                                 182,016
    43,735   0.89       AAA/Aaa       First Franklin Mortgage Loan Asset-Backed Certificate, Floating Rate
                                      Note 9/24/34                                                                 40,480
   123,183   0.63       AAA/NR        First Franklin Mortgage Loan Asset-Backed Certificate, Floating Rate
                                      Note, 10/25/35                                                              118,701
    15,236   0.46       A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                         14,855
    11,140   0.61       AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                    10,959
    47,346   0.78       A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                     44,794
    39,216   0.72       AAA/Aaa       GSAMP Trust, Floating Rate Note, 8/25/36                                     37,860
   131,415              BB/Baa3       Local Insight Media Finance LLC, 5.88%, 10/23/37                             74,907
    35,461   0.39       AAA/Aaa       Morgan Stanley ABS Capital, Inc., Floating Rate Note, 10/25/36               35,041
    41,572   0.41       B/A2          Morgan Stanley ABS Capital, Inc., Floating Rate Note, 12/25/36               38,748
   109,549              BB-/A2        Morgan Stanley Home Equity Loan, 0.28125%, 12/25/36                         105,949
     7,664              A-/Aa2        Morgan Stanley IXIS Real Estate, 1.445%, 11/25/36                             7,521
    47,172   0.47       A/Aaa         Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                  45,852
   100,000   0.67       AA+/A3        RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                78,941
   122,214   0.60       BB/Baa1       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                              114,060
    82,178              BB-/Ba3       Saxon Asset Securities, 0.34594%, 11/25/36                                   77,312
                                                                                                              -----------
                                                                                                              $ 2,288,363
                                                                                                              -----------
                                      Total Banks                                                             $ 2,392,360
                                                                                                              -----------
                                      Diversified Financials - 0.6%
                                      Diversified Financial Services - 0.4%
    26,263   0.79       AA/Aa2        Asset Backed Securities Corp., Floating Rate Note, 4/25/35              $    25,117
    88,285              AA/NR         DT Auto Owner Trust, 5.92%, 10/15/15                                         88,379
    30,251   0.59       AAA/Aaa       JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35                  27,605
   200,000   0.84       AA-/A3        Long Beach Mortgage Loan Trust, Floating Rate Note, 4/25/35                 175,876
                                                                                                              -----------
                                                                                                              $   316,977
                                                                                                              -----------


The accompanying notes are an integral part of these financial statements.     7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                     Value
                                      Specialized Finance - 0.2%
    36,925              AA+/Aa1       Master Asset Backed Securities Trust, 0.67375%, 5/25/35                 $    35,259
    63,724   0.70       AAA/Aaa       New Century Home Equity Loan, Floating Rate Note, 3/25/35                    61,146
    10,566   0.47       AAA/Aa2       Nomura Home Equity Trust, Floating Rate Note, 3/25/36                        10,472
    70,000   0.63       AAA/Aaa       SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                                67,830
                                                                                                              -----------
                                                                                                              $   174,707
                                                                                                              -----------
                                      Total Diversified Financials                                            $   491,684
                                                                                                              -----------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $3,359,632)                                                       $ 3,295,224
                                                                                                              -----------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS - 16.9%
                                      Materials - 0.5%
                                      Forest Products - 0.5%
    40,000              AA/Aa3        T SRAR 2006-1 B, 5.7467%, 10/15/36                                      $    41,728
   315,000              AAA/Aa1       TSTAR 2006-1A A, 5.668%, 10/15/36                                           343,020
                                                                                                              -----------
                                                                                                              $   384,748
                                                                                                              -----------
                                      Total Materials                                                         $   384,748
                                                                                                              -----------
                                      Banks - 9.9%
                                      Thrifts & Mortgage Finance - 9.9%
   171,294              NR/Aaa        Banc of America Alternative Loan Trust, 5.5%, 9/25/33                   $   178,978
   190,000   5.00       AAA/Aa1       BCAP LLC 2006-RR1 PB, Floating Rate Note, 11/25/36                          191,204
    60,000              AAA/Aa2       BCAP LLC Trust, 5.0%, 11/25/36                                               61,131
   283,982              AAA/Aaa       Bear Stearns Adjustable Rate Mortgage, 4.754%, 10/25/33                     291,294
    45,756   2.56       AAA/Aaa       Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/33           45,943
   128,091              NR/Aaa        Chase Commercial Mortgage Securities Corp., 6.275%, 2/12/16                 131,323
   197,538              NR/Ba3        Chase Mortgage Finance Corp., 5.5%, 5/25/35                                 192,914
   188,080              CCC/Caa1      Chase Mortgage Finance Corp., 5.5%, 5/25/37                                 176,619
    47,752   4.21       AAA/A1        Chase Mortgage Finance Corp., Floating Rate Note, 2/25/37                    48,812
   149,197              AAA/Aaa       Citigroup Commercial Mortgage, 4.639%, 5/15/43                              152,327
    70,229              NR/Aaa        Citigroup Commercial Mortgage, 5.273%, 10/15/49                              71,374
   132,144   4.86       A-/NR         Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35                  121,493
    72,636              AAA/AAA       Countrywide Alternative Loan Trust, 5.0%, 7/25/18                            74,204
   157,867              AAA/A1        Countrywide Alternative Loan Trust, 5.0%, 8/25/19                           159,863
    65,000              AAA/Aa2       Countrywide Alternative Loan Trust, 5.125%, 3/25/34                          64,994
   114,483              AAA/Aa1       Countrywide Alternative Loan Trust, 5.5%, 4/25/34                           114,349
   122,543              B-/Ba1        Countrywide Home Loan Mortgage, 4.5%, 9/25/35                                93,721
    59,222              AAA/Aaa       CWHL 2004-5 1A1, 5.0%, 6/25/34                                               59,349
    12,440              NR/Aaa        DLJ Commercial Mortgage Corp., 7.18%, 11/10/33                               12,435
   350,000              AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41                 365,347
   155,209              AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                            165,574
    71,143   0.75       NR/Aaa        Impac CMB Trust, Floating Rate Note, 11/25/35                                58,216
    25,398   1.15       AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34                  22,231
   113,251   0.70       AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36                   92,011
   100,000              AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                            103,095
    12,376              AAA/Aaa       JPMorgan Chase Commercial Mortgage, 4.79%, 10/15/42                          12,370
   200,000              AAA/Aaa       JPMorgan Mortgage Trust, 4.5%, 8/25/19                                      203,431
   217,868              AAA/Aa3       JPMorgan Mortgage Trust, 6.0%, 8/25/34                                      222,336
   360,484              AAA/Aaa       LB-UBS Commercial Mortgage, 6.51%, 12/15/26                                 362,965
    98,127              AA/NR         Master Alternative Loans Trust, 5.5%, 10/25/19                               99,234
   197,608              AAA/NR        Master Alternative Loans Trust, 5.5%, 2/25/35                               194,173
   261,432              AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                               254,967
    69,248              AAA/Aaa       Master Asset Securitization Trust, 5.5%, 11/25/33                            71,591


8     The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                     Value
                                      Thrifts & Mortgage Finance - (continued)
     42,311             AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                           $    42,286
    200,000  5.44       AAA/Aaa       Merrill Lynch/Countrywide Commercial Mortgage, Floating Rate
                                      Note, 3/12/11                                                               203,098
    105,677             CCC/B2        Residential Funding Mortgage Securities, 5.5%, 11/25/35                      94,950
    250,000  5.54       B+/B3         SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                              49,750
 61,369,222             AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 0.015222%, 6/15/45                  97,497
    556,631             AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.368%, 8/15/41                    569,432
     20,734             AAA/NR        Wachovia Bank Commercial Mortgage Trust, 4.516%, 5/15/44                     20,729
    400,000             AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                   414,788
    200,000  4.96       AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.957%, 8/15/35                    202,523
    160,200  0.58       AAA/Aa1       WAMU Mortgage Pass-Through Certificate, Floating Rate
                                      Note, 4/25/45                                                               123,819
    100,000             AAA/Aaa       WBCMT 2003-C9 B, 5.109%, 12/15/35                                            94,575
    147,940             AAA/A1        Wells Fargo Mortgage Backed Securities, 5.0%, 11/25/36                      154,124
    141,402             NR/B2         Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                       138,369
     66,790             AAA/Aaa       Wells Fargo Mortgage Backed Securities, 5.25%, 12/25/33                      68,383
    164,843             AAA/NR        Wells Fargo Mortgage Backed Securities, 5.25%, 8/25/33                      169,292
    159,393             AAA/Baa1      Wells Fargo Mortgage Backed Securities, 5.5%, 5/25/35                       160,565
     53,982  2.95       AAA/Aa1       Wells Fargo Mortgage Backed Securities, Floating Rate
                                      Note, 10/25/34                                                               53,599
     52,349  3.00       AAA/Aa1       Wells Fargo Mortgage Backed Securities, Floating Rate
                                      Note, 10/25/35                                                               51,341
    206,689  3.13       AAA/Aaa       Wells Fargo Mortgage Backed Securities, Floating Rate
                                      Note, 9/25/34                                                               205,019
    100,064  4.57       AAA/Aaa       WFMBS 2003-N-1A1, Floating Rate Note, 12/25/33                              101,033
    263,000  4.76       AAA/Aaa       WFMBS 2004-L A6, Floating Rate Note, 7/25/34                                268,493
                                                                                                              -----------
                                                                                                              $ 7,753,533
                                                                                                              -----------
                                      Total Banks                                                             $ 7,753,533
                                                                                                              -----------
                                      Diversified Financials - 4.2%
                                      Consumer Finance - 0.2%
    108,129             AAA/Aaa       GMAC Mortgage Corp. Loan Trust, 5.5%, 11/25/33                          $   113,182
                                                                                                              -----------
                                      Diversified Financial Services - 3.6%
    261,250             NR/Aaa        Banc of America Mortgage Securities, 3.613991%, 11/25/33                $   251,194
    220,752             AAA/Ba1       Banc of America Mortgage Securities, 4.75%, 10/25/20                        218,236
    375,000             AAA/NR        Banc of America Mortgage Securities, 5.0%, 8/25/33                          375,991
     67,449             AAA/NR        Banc of America Mortgage Securities, 5.75%, 1/25/35                          67,784
    185,154  2.94       NR/Ba3        Banc of America Mortgage Securities, Floating Rate Note, 5/25/35            174,993
    119,000             NR/Ba2        Citicorp Mortgage Securities, 5.5%, 4/25/35                                 118,917
    109,028             NR/B1         CMSI 2006-1 3A1, 5.0%, 2/25/36                                              103,158
    155,000             NR/Aa2        Crown Castle Towers LLC, 5.362%, 11/15/36                                   160,358
      7,728             AAA/Aaa       First Horizon Mortgage Pass-Through Trust, 5.0%, 3/25/18                      7,986
    140,814             CCC/NR        JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                              101,143
      8,740             AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                                       8,959
     49,797             CCC/Caa3      RALI 2005-QA10 A41, 5.7412%, 9/25/35                                         34,207
    104,590             NR/Aa1        Residential Accredit Loans, Inc., 5.0%, 3/25/19                             105,480
    340,734             NR/Aaa        Residential Accredit Loans, Inc., 5.0%, 5/25/19                             350,710
    178,044             NR/Aaa        Residential Accredit Loans, Inc., 5.0%, 8/25/18                             183,106
    166,260  0.90       AAA/Aa2       Residential Accredit Loans, Inc., Floating Rate Note, 1/25/34               155,765
    421,650  0.90       AAA/Aa2       Residential Accredit Loans, Inc., Floating Rate Note, 10/25/17              407,268
                                                                                                              -----------
                                                                                                              $ 2,825,255
                                                                                                              -----------


The accompanying notes are an integral part of these financial statements.     9

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                Value
                                      Investment Banking & Brokerage - 0.3%
    91,479              AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.05%, 11/10/38         $    92,722
   160,000              AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42             167,568
                                                                                                         -----------
                                                                                                         $   260,290
                                                                                                         -----------
                                      Specialized Finance - 0.1%
    63,313              AAA/NR        CW Capital Cobalt, Ltd., 5.174%, 8/15/48                           $    66,118
                                                                                                         -----------
                                      Total Diversified Financials                                       $ 3,264,845
                                                                                                         -----------
                                      Real Estate - 0.9%
                                      Mortgage Real Estate Investment Trusts - 0.9%
   197,860              AAA/Aaa       Credit Suisse First Boston Mortgage Securities, 3.5%, 7/25/18      $   191,562
    30,659              AA/Aa2        Credit Suisse First Boston Mortgage Securities, 7.0%, 5/25/32           18,941
   166,561   1.70       AA+/Aa2       Credit Suisse First Boston Mortgage Securities, Floating Rate
                                      Note, 12/25/33                                                         158,657
   351,650              AAA/Aaa       Credit Suisse First Boston, 6.51%, 2/15/34                             353,876
                                                                                                         -----------
                                                                                                         $   723,036
                                                                                                         -----------
                                      Total Real Estate                                                  $   723,036
                                                                                                         -----------
                                      Government - 1.4%
    53,053              AAA/Aaa       Fannie Mae Remics, 0.58125%, 9/25/20                               $    53,039
    12,107              NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                                   12,211
   250,000              AAA/Aaa       FHR 3211 PB, 5.5%, 2/15/33                                             265,702
   150,000              AAA/Aaa       Freddie Mac, 3.8%, 1/15/18                                             158,345
    79,646              AAA/Aaa       Freddie Mac, 5.0%, 8/15/35                                              81,596
   134,605              AAA/Aaa       Freddie Mac, 5.5%, 7/15/28                                             135,802
     8,210              AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                               8,207
 5,245,275   0.71       NR/NR         Government National Mortgage Association, Floating Rate
                                      Note, 11/16/51                                                         227,085
   127,564   4.77       A/NR          GSR Mortgage Loan Trust, Floating Rate Note, 3/25/37                   123,847
                                                                                                         -----------
                                                                                                         $ 1,065,834
                                                                                                         -----------
                                      Total Government                                                   $ 1,065,834
                                                                                                         -----------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $13,147,739)                                                 $13,191,996
                                                                                                         -----------
                                      CORPORATE BONDS - 39.4%
                                      Energy - 5.5%
                                      Integrated Oil & Gas - 0.4%
    60,000              BBB+/Baa1     Marathon Oil Corp., 5.9%, 3/15/18                                  $    66,219
   215,000              BBB+/Baa2     Petro-Canada, 4.0%, 7/15/13                                            225,376
                                                                                                         -----------
                                                                                                         $   291,595
                                                                                                         -----------
                                      Oil & Gas Drilling - 0.4%
   380,000              BBB+/Baa2     Transocean Sedco, 1.5%, 12/15/37                                   $   337,250
                                                                                                         -----------
                                      Oil & Gas Equipment & Services - 0.4%
   100,000   3.62       NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)               $    80,000
   195,000              BBB/Baa1      Weatherford International, Ltd., 9.625%, 3/1/19                        234,817
                                                                                                         -----------
                                                                                                         $   314,817
                                                                                                         -----------
                                      Oil & Gas Exploration & Production - 1.1%
   135,000              BBB/Baa2      Canadian Natural Resource, 5.9%, 2/1/18                            $   151,203
    60,000              BB/Ba3        Chesapeake Energy Corp., 9.5%, 2/15/15                                  66,300
   118,108              BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                               121,946
   250,000              B+/B3         Mariner Energy, Inc., 11.75%, 6/30/16                                  311,250


10    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                      Value
                                      Oil & Gas Exploration & Production - (continued)
   100,000              BBB-/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                $    98,500
    65,000              BBB-/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                       67,275
                                                                                               -----------
                                                                                               $   816,474
                                                                                               -----------
                                      Oil & Gas Refining & Marketing - 1.3%
   125,000              B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                  $   119,375
   375,000              A/A2          Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                412,621
   200,000              BBB/Baa2      Spectra Energy Capital, 6.2%, 4/15/18                        221,665
   210,000              BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19                         254,370
                                                                                               -----------
                                                                                               $ 1,008,031
                                                                                               -----------
                                      Oil & Gas Storage & Transporation - 1.9%
    50,000              BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                    $    51,700
    90,000              BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                           99,507
   220,000              BBB/Baa2      DCP Midstream, 9.75%, 3/15/19                                282,948
   250,000              BBB/Baa2      Kinder Morgan Energy, 5.95%, 2/15/18                         270,010
   250,000              BBB-/Baa3     Plains All America Pipeline, 6.125%, 1/15/17                 271,367
   265,000              BBB+/A3       Questar Pipeline Co., 5.83%, 2/1/18                          299,025
   200,000              BB/Ba1        Southern Union Co., 7.2%, 11/1/66                            177,250
    50,000              BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                    56,034
                                                                                               -----------
                                                                                               $ 1,507,841
                                                                                               -----------
                                      Total Energy                                             $ 4,276,008
                                                                                               -----------
                                      Materials - 2.9%
                                      Aluminum - 0.4%
   285,000              B-/Caa1       Novelis, Inc., 7.25%, 2/15/15                            $   275,025
                                                                                               -----------
                                      Construction Materials - 0.6%
   430,000              BBB/Baa2      Holcim, Ltd., 6.0%, 12/30/19 (144A)                      $   458,709
                                                                                               -----------
                                      Diversified Metals & Mining - 0.4%
   135,000              BBB/Baa1      Anglo American Capital Plc, 9.375%, 4/8/14               $   161,384
   120,000              BBB/Baa3      Teck Resources, Ltd., 10.25%, 5/15/16                        141,600
                                                                                               -----------
                                                                                               $   302,984
                                                                                               -----------
                                      Fertilizers & Agricultural Chemicals - 0.7%
   200,000              BBB/Baa2      Agrium, Inc., 6.75%, 1/15/19                             $   231,982
   100,000              BB+/B1        CF Industries Holdings, Inc., 6.875%, 5/1/18                 101,750
   220,000              A-/Baa1       Potash Corp. Saskatchewan, 4.875%, 3/1/13                    236,624
                                                                                               -----------
                                                                                               $   570,356
                                                                                               -----------
                                      Specialty Chemicals - 0.2%
   155,000              BBB-/Baa3     Cytec Industries, Inc., 8.95%, 7/1/17                    $   189,380
                                                                                               -----------
                                      Steel - 0.6%
   260,000              BBB/Baa3      ArcelorMittal, 6.125%, 6/1/18                            $   271,929
   175,000              BBB-/Baa2     Commercial Metals Co., 7.35%, 8/15/18                        183,682
                                                                                               -----------
                                                                                               $   455,611
                                                                                               -----------
                                      Total Materials                                          $ 2,252,065
                                                                                               -----------
                                      Capital Goods - 2.8%
                                      Aerospace & Defense - 0.2%
   115,000              BB/Ba2        Esterline Technology, 6.625%, 3/1/17                     $   113,275
                                                                                               -----------
                                      Building Products - 0.4%
   220,000   6.72       B-/BBB-       C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49      $   143,165
   210,000              BBB/Ba2       Masco Corp., 7.125%, 3/15/20                                 203,907
                                                                                               -----------
                                                                                               $   347,072
                                                                                               -----------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                     Value
                                      Construction & Farm Machinery & Heavy Trucks - 0.1%
    65,000              BBB/Baa3      Cummins, Inc., 6.75%, 2/15/27                           $    69,650
                                                                                              -----------
                                      Electrical Component & Equipment - 0.5%
   205,000              BB/Ba2        Anixter International Corp., 5.95%, 3/1/15              $   195,519
   195,000              B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                             188,419
                                                                                              -----------
                                                                                              $   383,938
                                                                                              -----------
                                      Industrial Conglomerates - 0.4%
   215,000              BBB-/Baa2     Tyco Electronics Group SA, 6.55%, 10/1/17               $   246,909
    40,000              A-/Baa1       Tyco International Finance SA, 8.5%, 1/15/19                 51,708
                                                                                              -----------
                                                                                              $   298,617
                                                                                              -----------
                                      Industrial Machinery - 0.4%
   160,000              BBB+/Baa1     Ingersoll-Rand Global Holding, 9.5%, 4/15/14            $   198,238
   120,000              BBB-/Ba1      Valmont Industries, Inc., 6.625%, 4/20/20                   122,975
                                                                                              -----------
                                                                                              $   321,213
                                                                                              -----------
                                      Trading Companies & Distributors - 0.8%
    50,000              BB-/Ba2       Ace Hardware Corp., 9.125%, 6/1/16 (144A)               $    52,375
   340,000              BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                         362,081
   210,000              BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                  210,039
                                                                                              -----------
                                                                                              $   624,495
                                                                                              -----------
                                      Total Capital Goods                                     $ 2,158,260
                                                                                              -----------
                                      Commercial Services & Supplies - 0.3%
                                      Office Services & Supplies - 0.3%
   225,000              A/A1          Pitney Bowes, Inc., 5.6%, 3/15/18                       $   250,948
                                                                                              -----------
                                      Total Commercial Services & Supplies                    $   250,948
                                                                                              -----------
                                      Transportation - 0.9%
                                      Railroads - 0.9%
   135,000              BBB+/A3       Burlington Santa Fe Corp., 5.75%, 3/15/18               $   151,619
   235,000              BB-/B2        Kansas City Southern Mexico, 7.625%, 12/1/13                239,700
   305,000              BBB/Baa2      Union Pacific Corp., 5.7%, 8/15/18                          341,658
                                                                                              -----------
                                                                                              $   732,977
                                                                                              -----------
                                      Total Transportation                                    $   732,977
                                                                                              -----------
                                      Consumer Durables & Apparel - 0.4%
                                      Household Appliances - 0.4%
   255,000              BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13                           $   273,117
                                                                                              -----------
                                      Total Consumer Durables & Apparel                       $   273,117
                                                                                              -----------
                                      Consumer Services - 0.6%
                                      Education Services - 0.6%
   165,000              AAA/Aaa       Leland Stanford Junior University, 4.75%, 5/1/19        $   179,746
   150,000              AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                158,862
   105,000              AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37               118,880
                                                                                              -----------
                                                                                              $   457,488
                                                                                              -----------
                                      Total Consumer Services                                 $   457,488
                                                                                              -----------
                                      Media - 0.6%
                                      Broadcasting - 0.3%
   165,000              BBB+/Baa1     Grupo Telivisa SA, 6.0%, 5/15/18 (144A)                 $   177,231
    40,000              BBB+/Baa1     News America, Inc., 5.65%, 8/15/20                           44,180
                                                                                              -----------
                                                                                              $   221,411
                                                                                              -----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                         Value
                                      Cable & Satellite - 0.3%
   100,000              BBB+/Baa1     British Sky Broadcasting, 6.1%, 2/15/18 (144A)              $   112,239
    50,000              BBB/Baa2      Time Warner Cable, Inc., 8.25%, 4/1/19                           61,490
    35,000              BBB/Baa2      Time Warner Cable, Inc., 8.75%, 2/14/19                          44,161
                                                                                                  -----------
                                                                                                  $   217,890
                                                                                                  -----------
                                      Total Media                                                 $   439,301
                                                                                                  -----------
                                      Retailing - 0.1%
                                      Specialty Stores - 0.1%
    70,000              BB-/B3        Sally Holdings, 9.25%, 11/15/14 (144A)                      $    72,625
                                                                                                  -----------
                                      Total Retailing                                             $    72,625
                                                                                                  -----------
                                      Food, Beverage & Tobacco - 1.2%
                                      Agricultural Products - 0.4%
   250,000              A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                         $   269,230
                                                                                                  -----------
                                      Brewers - 0.4%
   280,000              BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)                    $   306,319
                                                                                                  -----------
                                      Packaged Foods & Meats - 0.3%
   235,000              BBB-/Baa2     Kraft Foods, Inc., 6.5%, 2/9/40                             $   262,807
                                                                                                  -----------
                                      Tobacco - 0.1%
   100,000              BBB/WR        UST, Inc., 5.75%, 3/1/18                                    $   104,105
                                                                                                  -----------
                                      Total Food, Beverage & Tobacco                              $   942,461
                                                                                                  -----------
                                      Pharmaceuticals & Biotechnology - 0.5%
                                      Biotechnology - 0.5%
   335,000              BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                             $   368,484
                                                                                                  -----------
                                      Total Pharmaceuticals & Biotechnology                       $   368,484
                                                                                                  -----------
                                      Banks - 4.3%
                                      Diversified Banks - 1.1%
   220,000              A/Baa1        Barclays Plc, 6.05%, 12/4/17                                $   222,034
   250,000              AA-/Aa3       BNP Paribas SA, 1.34438%, 4/27/17                               238,552
   200,000              A-/A3         Credit Agricole SA, 8.375%, 12/13/49                            189,000
   100,000              A/A1          Industrial Bank of Korea, 7.125%, 4/23/14                       112,418
   125,000              A-/NR         Scotiabank Peru SA, Floating Rate Note, 3/15/17 (144A)          125,163
                                                                                                  -----------
                                                                                                  $   887,167
                                                                                                  -----------
                                      Regional Banks - 3.2%
   250,000              BBB+/A2       American Express Bank FSB, 5.5%, 4/16/13                    $   270,133
   150,000              BBB+/A3       KeyBank NA, 5.8%, 7/1/14                                        160,140
   150,000              BBB+/Baa1     Keycorp, 6.5%, 5/14/13                                          164,081
   145,000              A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                            155,364
   250,000              A/A2          PNC Bank NA, 6.0%, 12/7/17                                      272,630
   100,000   8.25       BBB/Baa3      PNC Funding Corp., Floating Rate Note, 5/29/49                  102,652
   250,000              A-/Baa1       Sovereign Bancorp, 8.75%, 5/30/18                               286,580
   490,000              BBB+/Baa1     State Street Capital, 8.25%, 3/15/42                            490,686
   210,000              AA-/Aa3       Wachovia Bank NA, 6.0%, 11/15/17                                228,831
   350,000   7.70       A-/Ba1        Wells Fargo & Co., Floating Rate Note, 12/29/49                 353,500
                                                                                                  -----------
                                                                                                  $ 2,484,597
                                                                                                  -----------
                                      Total Banks                                                 $ 3,371,764
                                                                                                  -----------
                                      Diversified Financials - 7.4%
                                      Asset Management & Custody Banks - 0.3%
   205,000              A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                            $   233,127
                                                                                                  -----------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                           Value
                                      Consumer Finance - 2.0%
   335,000              B/B2          American General Finance, 6.9%, 12/15/17                      $   266,744
   305,000              A+/A1         American Honda Finance, 6.7%, 10/1/13 (144A)                      347,147
   285,000              BB/Baa3       Capitial One Capital VI, 8.875%, 5/15/40                          296,791
   200,000              A/A2          Caterpillar Financial, 7.05%, 10/1/18                             241,243
    50,000              BBB/Baa2      Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)                51,591
   415,000    4.00      BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                            352,567
                                                                                                    -----------
                                                                                                    $ 1,556,083
                                                                                                    -----------
                                      Diversified Financial Services - 1.3%
   185,000              BBB-/Baa3     AngloGold Ashanti Holdings, 5.375%, 4/15/20                   $   187,823
   200,000              BBB/Baa2      Hyundai Capital Services, Inc., 6.0%, 5/5/15                      214,269
   565,000              BBB+/Baa1     JPMorgan Chase & Co., 7.9%, 4/29/49                               582,362
    27,890              BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)                28,441
                                                                                                    -----------
                                                                                                    $ 1,012,895
                                                                                                    -----------
                                      Investment Banking & Brokerage - 2.5%
   665,000    5.79      BBB/Baa2      Goldman Sachs Capital, Floating Rate Note, 12/29/49           $   502,075
   200,000              BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                            200,519
   190,000              A-/A2         Macquarie Group, Ltd., 6.0%, 1/14/20                              192,567
   200,000              A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                                209,808
   185,000              A/A2          Morgan Stanley, 5.5%, 1/26/20                                     178,969
   190,000              A/A2          Morgan Stanley Dean Witter, 6.625%, 4/1/18                        199,145
   400,000              BBB+/Baa1     TD Ameritrade Holding Corp., 5.6%, 12/1/19                        421,394
                                                                                                    -----------
                                                                                                    $ 1,904,477
                                                                                                    -----------
                                      Specialized Finance - 1.3%
   295,000              BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19                        $   305,238
   180,000              A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18                     199,710
   500,000              AA+/Aaa       Private Export Funding Corp., 4.375%, 3/15/19                     541,378
                                                                                                    -----------
                                                                                                    $ 1,046,326
                                                                                                    -----------
                                      Total Diversified Financials                                  $ 5,752,908
                                                                                                    -----------
                                      Insurance - 3.2%
                                      Insurance Brokers - 0.1%
   115,000              BB+/B1        Leucadia National, 7.125%, 3/15/17 (144A)                     $   110,975
                                                                                                    -----------
                                      Life & Health Insurance - 1.5%
    75,000              BBB/Baa3      Delphi Financial Group, Inc., 7.875%, 1/31/20                 $    81,976
   210,000              BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                            157,500
   110,000              A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                             134,815
   270,000              BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                     320,903
   270,000              A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                           293,153
   180,000              A/Baa2        Prudential Financial, Inc., 5.15%, 1/15/13                        190,500
                                                                                                    -----------
                                                                                                    $ 1,178,847
                                                                                                    -----------
                                      Multi-Line Insurance - 0.5%
   275,000              BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                    $   215,864
   100,000              BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)                        108,722
    65,000   10.75      BB/Baa3       Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)           70,200
                                                                                                    -----------
                                                                                                    $   394,786
                                                                                                    -----------
                                      Property & Casualty Insurance - 0.6%
   365,000              BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25                     $   375,651
    50,000              BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                    54,010
                                                                                                    -----------
                                                                                                    $   429,661
                                                                                                    -----------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                  Value
                                      Reinsurance - 0.5%
   370,000              BBB+/BBB+     Platinum Underwriters HD, 7.5%, 6/1/17               $   396,512
                                                                                           -----------
                                      Total Insurance                                      $ 2,510,781
                                                                                           -----------
                                      Real Estate - 3.3%
                                      Diversified Real Estate Activities - 0.4%
   270,000              A-/A2         WEA Finance LLC, 7.125%, 4/15/18                     $   304,649
                                                                                           -----------
                                      Diversified Real Estate Investment Trusts - 0.6%
   325,000              BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14            $   353,925
   110,000              BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15 (144A)            109,667
    45,000              BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20 (144A)            45,911
                                                                                           -----------
                                                                                           $   509,503
                                                                                           -----------
                                      Office Real Estate Investment Trusts - 0.2%
    50,000              BBB/Baa2      Mack-Cali Realty LP, 5.125%, 1/15/15                 $    51,089
   100,000              BBB/Baa2      Mack-Cali Realty LP, 5.125%, 2/15/14                     104,514
                                                                                           -----------
                                                                                           $   155,603
                                                                                           -----------
                                      Real Estate Operating Companies - 0.3%
   250,000              B-/B3         Forest City Enterprises, 6.5%, 2/1/17                $   201,875
                                                                                           -----------
                                      Retail Real Estate Investment Trusts - 0.2%
   205,000              BB/Baa3       Developers Diversified Realty, 7.5%, 4/1/17          $   201,184
                                                                                           -----------
                                      Specialized Real Estate Investment Trusts - 1.6%
   260,000              BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                    $   282,571
   150,000              BBB-/Baa3     Healthcare Realty Trust, Inc., 6.5%, 1/17/17             156,851
   325,000              BBB/Baa2      Hospitality Properties Trust, 7.875%, 8/15/14            358,307
   280,000              BBB-/Ba1      Senior Housing Properties Trust, 6.75%, 4/15/20          276,500
   145,000              BBB-/Baa3     Ventas Realty LP/V, 6.5%, 6/1/16                         147,649
                                                                                           -----------
                                                                                           $ 1,221,878
                                                                                           -----------
                                      Total Real Estate                                    $ 2,594,692
                                                                                           -----------
                                      Software & Services - 0.5%
                                      Data Processing & Outsourced Services - 0.2%
   245,000              B-/Caa1       First Data Corp., 9.875%, 9/24/15                    $   186,200
                                                                                           -----------
                                      Internet Software & Services - 0.3%
   250,000              NR/A2         GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)        $   252,499
                                                                                           -----------
                                      Total Software & Services                            $   438,699
                                                                                           -----------
                                      Technology Hardware & Equipment - 0.3%
                                      Communications Equipment - 0.1%
    30,000              BBB-/Ba2      Brocade Communications, 6.625%, 1/15/18              $    29,775
    30,000              BBB-/Ba2      Brocade Communications, 6.875%, 1/15/20 (144A)            29,775
                                                                                           -----------
                                                                                           $    59,550
                                                                                           -----------
                                      Electronic Equipment & Instruments - 0.2%
   135,000              BBB-/Baa3     Agilent Technologies, Inc., 6.5%, 11/1/17            $   149,101
                                                                                           -----------
                                      Total Technology Hardware & Equipment                $   208,651
                                                                                           -----------
                                      Semiconductors - 0.3%
                                      Semiconductor Equipment - 0.3%
   200,000              BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                 $   223,739
                                                                                           -----------
                                      Total Semiconductors                                 $   223,739
                                                                                           -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                Value
                                      Telecommunication Services - 0.2%
                                      Integrated Telecommunication Services - 0.2%
   155,000              BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                                       $   165,239
    10,000              BBB/Baa2      Telecom Italia Capital, 4.875%, 10/1/10                                 10,074
                                                                                                         -----------
                                                                                                         $   175,313
                                                                                                         -----------
                                      Total Telecommunication Services                                   $   175,313
                                                                                                         -----------
                                      Utilities - 4.1%
                                      Electric Utilities - 2.5%
   100,000              BBB+/Baa1     CenterPoint Energy Houston Electric LLC, 7.0%, 3/1/14              $   116,105
    30,000              A-/Baa1       Commonwealth Edison, 6.15%, 9/15/17                                     34,433
    88,175              BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                            89,394
   215,000              A-/A2         Enel Finance International SA, 5.125%, 10/7/19 (144A)                  215,958
    18,000              BBB+/A3       Entergy Gulf States, 5.7%, 6/1/15                                       18,027
    84,665              B+/Ba2        FPL Energy National Wind, 6.125%, 3/25/19 (144A)                        82,930
   104,640              B+/Ba2        FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                        103,332
   200,000              BBB/Baa2      Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                     221,082
    60,000              BBB/Baa3      Neveda Power Co., 6.5%, 8/1/18                                          68,684
   465,000              BBB+/Baa2     New York State Gas and Electric, 6.15%, 12/15/17 (144A)                484,590
    40,642              NR/WR         Orcal Geothermal, 6.21%, 12/30/20 (144A)                                38,756
   185,000              BB+/Baa3      Public Service of New Mexico, 7.95%, 5/15/18                           194,856
   225,000              BBB+/A3       West Penn Power Co., 5.95%, 12/15/17                                   242,438
                                                                                                         -----------
                                                                                                         $ 1,910,585
                                                                                                         -----------
                                      Gas Utilities - 0.3%
   255,000              A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)                             $   247,421
                                                                                                         -----------
                                      Independent Power Producer & Energy Traders - 1.1%
   349,703              NR/Ba1        Coso Geothermal Power Holdings, 7.0%, 7/15/26 (144A)               $   335,474
   235,000              BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                             233,825
   140,000              BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/20/21 (144A)                       141,912
   159,211              BBB-/Baa3     Panoche Energy Center LLC, 6.88%, 7/31/29 (144A)                       169,354
                                                                                                         -----------
                                                                                                         $   880,565
                                                                                                         -----------
                                      Multi-Utilities - 0.2%
    65,000              A-/Baa2       Dominion Resources, Inc., 6.4%, 6/15/18                            $    75,269
   160,000              BB/Ba2        NSG Holdings, Inc., 7.75%, 12/15/25                                    140,800
                                                                                                         -----------
                                                                                                         $   216,069
                                                                                                         -----------
                                      Total Utilities                                                    $ 3,254,640
                                                                                                         -----------
                                      TOTAL CORPORATE BONDS
                                      (Cost $28,371,072)                                                 $30,754,921
                                                                                                         -----------
                                      U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.3%
    64,254              AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                    $    68,787
   116,864              AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                         126,166
   762,141              AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 12/1/36              838,290
   209,954              AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 3/1/11 - 7/1/32                233,290
   132,785              AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22 - 10/1/46               146,830
    12,548              AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                          14,375
 1,300,000              AAA/Aaa       Federal National Mortgage Association, 4.53%, 6/1/19                 1,393,020
   245,114              AAA/Aaa       Federal National Mortgage Association, 5.0%, 12/1/17 - 7/1/19          263,632
 1,555,129              AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/17 - 12/1/34        1,689,520
   121,310              AAA/Aaa       Federal National Mortgage Association, 5.9%, 7/1/28                    134,454
   710,788              AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/11 - 7/1/38          779,594
   473,653              AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34           528,058


16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                 Value
                                        U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
    87,583                AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12 - 1/1/32      $    97,548
     6,189                AAA/Aaa       Federal National Mortgage Association, 7.5%, 2/1/31                     7,055
   134,012                AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31          154,603
    11,222                AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                    12,613
   404,714                AAA/Aaa       Government National Mortgage Association, 4.5%,
                                        12/15/18 - 4/15/20                                                    433,730
   591,995                AAA/Aaa       Government National Mortgage Association, 5.0%,
                                        7/15/17 - 9/15/33                                                     636,172
   948,604                AAA/Aaa       Government National Mortgage Association, 5.5%,
                                        6/15/17 - 10/15/34                                                  1,032,118
   142,418                AAA/Aaa       Government National Mortgage Association, 5.72%,
                                        1/15/29 - 10/15/29                                                    156,305
 1,721,539                AAA/Aaa       Government National Mortgage Association, 6.0%,
                                        8/15/13 - 9/15/34                                                   1,899,157
   625,179                AAA/Aaa       Government National Mortgage Association, 6.5%,
                                        4/15/17 - 1/15/34                                                     698,229
   240,862                AAA/Aaa       Government National Mortgage Association, 7.0%,
                                        1/15/26 - 5/15/32                                                     273,317
    27,699                AAA/Aaa       Government National Mortgage Association, 7.5%,
                                        10/15/22 - 1/15/32                                                     31,507
     1,056                AAA/Aaa       Government National Mortgage Association, 8.0%, 8/20/25                 1,215
   508,218                AAA/Aaa       Government National Mortgage Association I, 6.0%,
                                        2/15/29 - 7/15/39                                                     555,566
   130,438                AAA/Aaa       Government National Mortgage Association II, 5.0%, 12/20/18           139,691
   381,438                AAA/Aaa       Government National Mortgage Association II, 5.5%, 11/20/34           414,922
   144,590                AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28            159,742
   429,969                AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                        12/20/18 - 10/20/34                                                   472,149
    11,606                AAA/Aaa       Government National Mortgage Association II, 6.5%, 8/20/28             13,098
    48,211                AAA/Aaa       Government National Mortgage Association II, 7.0%,
                                        5/20/26 - 1/20/31                                                      53,945
   175,447                AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                              209,513
   250,000                AAA/Aaa       Tennessee Valley Authority, 4.75%, 8/1/13                             274,773
   555,000                AAA/Aaa       U.S. Treasury Bonds, 4.5%, 5/15/38                                    612,148
   500,000                AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                   648,125
   640,000                AAA/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39                                   676,700
   230,000                AAA/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36                                    254,078
   500,000                AAA/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39                                    550,703
   500,000                AAA/Aaa       U.S. Treasury Notes, 6.375%, 8/15/27                                  673,594
                                                                                                          -----------
                                                                                                          $17,358,332
                                                                                                          -----------
                                        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                        (Cost $16,122,972)                                                $17,358,332
                                                                                                          -----------
                                        FOREIGN GOVERNMENT BONDS - 0.4%
   250,000                AAA/Aaa       Aid-Egypt, 4.45%, 9/15/15                                         $   275,523
                                                                                                          -----------
                                        TOTAL FOREIGN GOVERNMENT BONDS
                                        (Cost $243,430)                                                   $   275,523
                                                                                                          -----------
                                        SOVEREIGN ISSUE - 0.5%
   240,000                NA/Aaa        Financing Corp., 10.35%, 8/3/18                                   $   361,262
                                                                                                          -----------
                                        TOTAL SOVEREIGN ISSUE
                                        (Cost $322,968)                                                   $   361,262
                                                                                                          -----------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                              Value
                                      MUNICIPAL BONDS - 1.0%
                                      Municipal General - 0.3%
   135,000              A+/A1         State of Illinois, 1.395%, 2/1/11                                $   134,799
    90,000              A+/A1         State of Illinois, 3.321%, 1/1/13                                     89,660
                                                                                                       -----------
                                                                                                       $   224,459
                                                                                                       -----------
                                      Municipal Higher Education - 0.7%
   275,000              AAA/Aa2       California State University Revenue, 5.0%, 11/1/39               $   276,719
   275,000              AAA/Aaa       Conneticut State Health & Education, 5.0%, 7/1/42                    287,457
                                                                                                       -----------
                                                                                                       $   564,176
                                                                                                       -----------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $766,667)                                                  $   788,635
                                                                                                       -----------
                                      SENIOR FLOATING RATE LOAN INTERESTS - 8.6%**
                                      Energy - 0.2%
                                      Oil & Gas Refining & Marketing - 0.2%
   125,000   0.00       NR/Ba2        Pilot Travel Centers, Initial Tranche B Term Loan, 11/24/15      $   124,866
                                                                                                       -----------
                                      Total Energy                                                     $   124,866
                                                                                                       -----------
                                      Materials - 1.1%
                                      Diversified Chemical - 0.2%
    69,000   7.50       NR/NR         Ineos U.S. Financice Corp., Senior Credit Facilty Term B2
                                      Loan, 12/16/13                                                   $    65,227
    69,000   8.00       NR/NR         Ineos U.S. Financice Corp., Senior Credit Facilty Term C2
                                      Loan, 12/16/14                                                        65,227
                                                                                                       -----------
                                                                                                       $   130,454
                                                                                                       -----------
                                      Metal & Glass Containers - 0.6%
   228,571   5.50       B+/Ba3        BWAY Holding Co., Term B Loan, 3/28/17                           $   228,810
   153,396   6.75       B+/B2         Graham Packaging Co., Term C Loan, 4/5/14                            154,235
    16,233   2.68       B+/B2         Graham Packaging Co., Term B Loan, 10/7/11                            16,101
    21,429   5.50       B+/Ba3        ICL Industrial Containers, Term C Loan, 3/28/17                       21,451
                                                                                                       -----------
                                                                                                       $   420,597
                                                                                                       -----------
                                      Paper Packaging - 0.2%
   175,410   3.04       BB/Ba2        Graphic Packaging International, Inc., Incremental Term
                                      Loan, 5/16/14                                                    $   169,615
                                                                                                       -----------
                                      Specialty Chemicals - 0.1%
   100,000   6.00       NR/NR         Chemtura Corp., Term Facility Loan, 3/22/11                      $   100,375
                                                                                                       -----------
                                      Total Materials                                                  $   821,041
                                                                                                       -----------
                                      Capital Goods - 0.8%
                                      Aerospace & Defense - 0.5%
   150,000   0.00       BB/Ba1        DynCorp International LLC, Term B Loan, 6/30/16                  $   149,250
   250,000   3.50       NR/NR         Triumph Group, Inc., Term Loan, 3/23/16                              250,313
                                                                                                       -----------
                                                                                                       $   399,563
                                                                                                       -----------
                                      Construction & Farm Machinery & Heavy Trucks - 0.3%
    57,314   9.75       D/Caa1        Accuride Corp., U.S. Advance Term Loan, 6/30/13                  $    57,350
   143,064   6.54       BB-/Ba3       Oshkosh Corp., Term B Loan, 12/6/13                                  143,389
                                                                                                       -----------
                                                                                                       $   200,739
                                                                                                       -----------
                                      Total Capital Goods                                              $   600,302
                                                                                                       -----------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                              Value
                                      Commercial Services & Supplies - 0.2%
                                      Environmental & Facilities Services - 0.2%
   194,975   2.35       D/B2          Synagro Technologies, Inc., 1st Lien Term Loan, 4/2/14           $   168,653
                                                                                                       -----------
                                      Total Commercial Services & Supplies                             $   168,653
                                                                                                       -----------
                                      Transportation - 0.1%
                                      Air Freight & Couriers - 0.1%
    19,383   3.29       B-/B1         Ceva Group Plc, Additional Pre-Funded Term Loan, 11/4/13         $    16,912
    44,694   3.35       NR/B1         Ceva Group Plc, U.S. Dollar Term Loan, 11/4/13                        39,052
                                                                                                       -----------
                                                                                                       $    55,964
                                                                                                       -----------
                                      Total Transportation                                             $    55,964
                                                                                                       -----------
                                      Automobiles & Components - 0.7%
                                      Auto Parts & Equipment - 0.3%
   146,155   3.10       BB-/B2        Allison Transmission, Term Loan, 8/7/14                          $   133,504
    36,981   2.29       NR/NR         Federal Mogul Corp., Tranche C Term Loan, 12/28/15                    32,312
    72,483   2.29       NR/NR         Federal Mogul Corp., Tranche B Term Loan, 12/29/14                    63,332
                                                                                                       -----------
                                                                                                       $   229,148
                                                                                                       -----------
                                      Automobile Manufacturers - 0.1%
    98,848   3.33       CCC/Ba3       Ford Motor Co., Tranche B1 Term Loan, 12/15/13                   $    93,607
                                                                                                       -----------
                                      Tires & Rubber - 0.3%
   205,000   2.24       BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14          $   189,454
                                                                                                       -----------
                                      Total Automobiles & Components                                   $   512,209
                                                                                                       -----------
                                      Consumer Durables & Apparel - 0.0%
                                      Housewares & Specialties - 0.0%
    29,517   3.03       BB+/Ba1       Jarden Corp., Term B3 Loan, 1/24/12                              $    29,080
                                                                                                       -----------
                                      Total Consumer Durables & Apparel                                $    29,080
                                                                                                       -----------
                                      Consumer Services - 0.2%
                                      Casinos & Gaming - 0.2%
    31,515   2.80       NR/NR         Gateway Casinos & Entertainment, Delayed Draw Term Advance
                                      Loan, 9/30/14                                                    $    29,886
   155,593   2.80       NR/NR         Gateway Casinos & Entertainment, Term Advance Loan, 9/30/14          147,554
                                                                                                       -----------
                                                                                                       $   177,440
                                                                                                       -----------
                                      Total Consumer Services                                          $   177,440
                                                                                                       -----------
                                      Media - 0.9%
                                      Broadcasting - 0.2%
   197,539   2.54       B-/Baa2       Univision Communication, Inc., Initial Term Loan, 9/29/14        $   166,290
                                                                                                       -----------
                                      Cable & Satellite - 0.3%
   148,855   2.35       NR/NR         Charter Communications, Inc., Term B1 Loan, 3/5/14               $   138,331
    60,536   2.60       B/B1          Knology, Inc., Term Loan, 6/30/12                                     59,703
                                                                                                       -----------
                                                                                                       $   198,034
                                                                                                       -----------
                                      Movies & Entertainment - 0.4%
   247,083   5.25       NR/NR         Christie/AIX, Inc., Term Loan, 3/31/16                           $   245,539
    99,750   4.50       B+/NR         Live Nation Entertainment, Term B Loan, 10/20/16                      99,085
                                                                                                       -----------
                                                                                                       $   344,624
                                                                                                       -----------
                                      Total Media                                                      $   708,948
                                                                                                       -----------


The accompanying notes are an integral part of these financial statements.    19

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                Value
                                      Health Care Equipment & Services - 1.3%
                                      Health Care Facilities - 0.4%
     6,554   2.79       BB-/Ba3       CHS/Community Health Systems, Inc., Delayed Draw Term
                                      Loan, 7/25/14                                                      $     6,129
   127,742   2.79       BB-/Ba3       CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14          119,455
    30,953   2.78       BB+/Ba2       HCA, Inc., Tranche B1 Term Loan, 11/18/13                               29,259
    74,231   3.78       BB+/Ba2       HCA, Inc., Tranche B2 Term Loan, 3/17/17                                71,093
    66,511   2.20       B+/Ba2        Psychiatric Solutions, Inc., Term Loan, 7/2/12                          65,888
                                                                                                         -----------
                                                                                                         $   291,824
                                                                                                         -----------
                                      Health Care Services - 0.2%
   192,163   2.60       NR/NR         Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14         $   173,307
                                                                                                         -----------
                                      Health Care Supplies - 0.4%
    37,286   3.60       BB-/B1        Bausch & Lomb, Inc., Delayed Draw Term Loan, 4/24/15               $    35,194
   153,945   3.65       BB-/B1        Bausch & Lomb, Inc., Parent Term Loan, 4/24/15                         145,307
   171,474   3.51       BB/Ba2        Biomet, Inc., Dollar Term Loan, 3/25/15                                165,181
                                                                                                         -----------
                                                                                                         $   345,682
                                                                                                         -----------
                                      Health Care Technology - 0.3%
   247,560   5.25       NR/NR         IMS Health, Inc., Tranche B Dollar Term Loan, 11/9/16              $   246,296
                                                                                                         -----------
                                      Total Health Care Equipment & Services                             $ 1,057,109
                                                                                                         -----------
                                      Pharmaceuticals & Biotechnology - 0.3%
                                      Biotechnology - 0.3%
    61,186   5.50       NR/B1         Warner Chilcott Corp., Term A Loan, 10/30/14                       $    61,156
    28,830   5.75       NR/B1         Warner Chilcott Corp., Term B1 Loan, 4/30/15                            28,798
    48,008   5.75       NR/B1         Warner Chilcott Corp., Term B2 Loan, 4/30/15                            47,953
    59,700   5.75       NR/B1         Warner Chilcott Corp., Term B3 Loan, 4/30/15                            59,685
                                                                                                         -----------
                                                                                                         $   197,592
                                                                                                         -----------
                                      Total Pharmaceuticals & Biotechnology                              $   197,592
                                                                                                         -----------
                                      Diversified Financials - 0.5%
                                      Diversified Financial Services - 0.1%
    35,449   3.35       B-/B1         Ceval Group Plc, EGL Term Loan, 11/4/13                            $    30,974
    18,773   3.60       NR/Ba1        Metavante Corp., Term Loan, 11/3/14                                     18,664
                                                                                                         -----------
                                                                                                         $    49,638
                                                                                                         -----------
                                      Investment Banking & Brokerage - 0.1%
    99,750   5.25       B+/Ba3        LPL Holdings, Inc., Term Loan, 6/28/17                             $    98,877
                                                                                                         -----------
                                      Specialized Finance - 0.3%
   250,000   4.75       BBB-/Ba2      MSCI, Inc., Term Loan, 6/1/16                                      $   250,208
                                                                                                         -----------
                                      Total Diversified Financials                                       $   398,723
                                                                                                         -----------
                                      Insurance - 0.3%
                                      Insurance Brokers - 0.3%
    50,211   3.03       B/NR          HUB International Holdings, Delayed Draw Term Loan, 6/13/14        $    44,939
   223,380   3.03       B/NR          HUB International Holdings, Initial Term Loan, 6/13/14                 199,925
                                                                                                         -----------
                                                                                                         $   244,864
                                                                                                         -----------
                                      Total Insurance                                                    $   244,864
                                                                                                         -----------
                                      Software & Services - 0.3%
                                      Data Processing & Outsourced Services - 0.0%
    54,859   3.09       BB-/B1        First Data Corp., Initial Tranche B2 Term Loan, 9/24/14            $    46,342
                                                                                                         -----------
                                      IT Consulting & Other Services - 0.2%
   146,212   2.10       BB/Ba3        Sungard Data Systems, Inc., Tranche A U.S. Term Loan, 2/28/14      $   137,988
                                                                                                         -----------


20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                Value
                                      Systems Software - 0.1%
    47,665   5.25       BB-/Ba3       Dealer Computer Service, Term Loan, 4/1/17                         $    47,258
                                                                                                         -----------
                                      Total Software & Services                                          $   231,588
                                                                                                         -----------
                                      Technology Hardware & Equipment - 0.6%
                                      Communications Equipment - 0.3%
   207,223   2.79       BB-/Ba2       Commscope, Inc., Term B Loan, 12/26/14                             $   202,561
                                                                                                         -----------
                                      Electronic Components - 0.3%
    65,344   2.55       NR/Ba1        Flextronics Semiconductor, A1A Delayed Draw Term Loan, 10/1/14     $    60,716
   227,398   2.54       NR/Ba1        Flextronics Semiconductor, Closing Date Loan, 10/1/14                  211,291
                                                                                                         -----------
                                                                                                         $   272,007
                                                                                                         -----------
                                      Total Technology Hardware & Equipment                              $   474,568
                                                                                                         -----------
                                      Semiconductors - 0.4%
                                      Semiconductor Equipment - 0.3%
   259,570   3.69       B+/Ba3        Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14                      $   243,347
                                                                                                         -----------
                                      Semiconductors - 0.1%
   100,000   4.75       BB/Ba2        Intersil Corp., Term Loan, 4/27/16                                 $    99,925
                                                                                                         -----------
                                      Total Semiconductors                                               $   343,272
                                                                                                         -----------
                                      Telecommunication Services - 0.3%
                                      Integrated Telecommunication Services - 0.2%
   131,376   3.35       NR/NR         Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                   $   125,683
    11,284   3.35       NR/NR         Telesat Canada, Inc., U.S. Term II Loan, 10/31/14                       10,795
                                                                                                         -----------
                                                                                                         $   136,478
                                                                                                         -----------
                                      Wireless Telecommunication Services - 0.1%
    90,000   3.29       B+/B3         Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                 $    83,115
                                                                                                         -----------
                                      Total Telecommunication Services                                   $   219,593
                                                                                                         -----------
                                      Utilities - 0.4%
                                      Electric Utilities - 0.2%
   244,857   3.98       BBB-/Ba1      Texas Competitive Electric Holdings, Initial Tranche B2 Term
                                      Loan, 10/10/14                                                     $   181,653
                                                                                                         -----------
                                      Independent Power Producer & Energy Traders - 0.2%
   143,713   3.42       B+/B1         Calpine Corp., 1st Priority Term Loan, 3/29/14                     $   131,837
                                                                                                         -----------
                                      Total Utilities                                                    $   313,490
                                                                                                         -----------
                                      TOTAL SENIOR FLOATING RATE LOAN OBLIGATIONS
                                      (Cost $6,747,140)                                                  $ 6,679,302
                                                                                                         -----------
                                      TOTAL INVESTMENT IN SECURITIES - 95.1%
                                      (Cost $70,351,451)(a)                                              $74,189,101
                                                                                                         -----------
                                      OTHER ASSETS AND LIABILITIES - 4.9%                                $ 3,798,172
                                                                                                         -----------
                                      TOTAL NET ASSETS - 100.0%                                          $77,987,273
                                                                                                         ===========

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2010, the value of these securities amounted to $6,126,421 or 7.9% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $70,554,660 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost   $ 4,899,053
       Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value    (1,264,612)
                                                                                                                -----------
       Net unrealized gain                                                                                      $ 3,634,441
                                                                                                                ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

       Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 were as follows:

                                        Purchases         Sales
       Long-Term U.S. Government       $ 7,464,650     $12,844,183
       Other Long-Term Securities      $19,762,488     $14,152,870

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

       Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
       Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                                             Level 1        Level 2         Level 3        Total
   Convertible Corporate Bonds              $      -      $   354,681        $ -       $   354,681
   Preferred Stocks                          453,460          507,418          -           960,878
   Common Stock                              168,347                -          -           168,347
   Asset Backed Securities                         -        3,295,224          -         3,295,224
   Collateralized Mortgage Obligations             -       13,191,996          -        13,191,996
   Corporate Bonds                                 -       30,754,921          -        30,754,921
   U.S. Government Agency Obligations              -       17,358,332          -        17,358,332
   Foreign Government Bonds                        -          275,523          -           275,523
   Sovereign Issue                                 -          361,262          -           361,262
   Municipal Bonds                                 -          788,635          -           788,635
   Senior Floating Rate Loan Interests             -        6,679,302          -         6,679,302
                                            --------      -----------        ---       -----------
   Total                                    $621,807      $73,567,294        $ -       $74,189,101
                                            ========      ===========        ==        ===========
   Other Financial Instruments*             $      -      $     2,031        $ -       $     2,031
                                            ========      ===========        ==        ===========

*    Other financial instruments include futures contracts.


22    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/10     Year Ended   Year Ended   Year Ended
                                                            (unaudited)    12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period                          $ 11.39       $ 10.24      $ 10.87      $ 10.72
                                                              -------       -------      -------      -------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.28       $  0.60      $  0.56      $  0.54
 Net realized and unrealized gain (loss) on investments          0.36          1.15        (0.62)        0.14
                                                              -------       -------      -------      -------
  Net increase (decrease) from investment operations          $  0.64       $  1.75      $ (0.06)     $  0.68
Distributions to shareowners:
 Net investment income                                          (0.29)        (0.60)       (0.57)       (0.53)
                                                              -------       -------      -------      -------
Net increase (decrease) in net asset value                    $  0.35       $  1.15      $ (0.63)     $  0.15
                                                              -------       -------      -------      -------
Net asset value, end of period                                $ 11.74       $ 11.39      $ 10.24      $ 10.87
                                                              =======       =======      =======      =======
Total return*                                                    5.64%        17.58%       (0.64)%       6.55%
Ratio of net expenses to average net assets+                     0.62%**       0.62%        0.62%        0.62%
Ratio of net investment income to average net assets+            4.87%**       5.53%        5.24%        4.82%
Portfolio turnover rate                                            71%**         42%          54%          53%
Net assets, end of period (in thousands)                      $38,927       $40,031      $38,770      $45,563
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                    0.72%**       0.76%        0.76%        0.78%
 Net investment income                                           4.77%**       5.39%        5.09%        4.66%

                                                                          Year Ended   Year Ended
                                                                           12/31/06     12/31/05
Class I
Net asset value, beginning of period                                        $ 10.79      $ 11.61
                                                                            -------      -------
Net increase (decrease) from investment operations:
 Net investment income                                                      $  0.50      $  0.59
 Net realized and unrealized gain (loss) on investments                       (0.01)       (0.29)
                                                                            -------      -------
  Net increase (decrease) from investment operations                        $  0.49      $  0.30
Distributions to shareowners:
 Net investment income                                                        (0.56)       (1.12)
                                                                            -------      -------
Net increase (decrease) in net asset value                                  $ (0.07)     $ (0.82)
                                                                            -------      -------
Net asset value, end of period                                              $ 10.72      $ 10.79
                                                                            =======      =======
Total return*                                                                  4.68%        2.62%
Ratio of net expenses to average net assets+                                   0.62%        0.62%
Ratio of net investment income to average net assets+                          4.71%        4.48%
Portfolio turnover rate                                                          18%          31%
Net assets, end of period (in thousands)                                    $30,569      $33,332
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                                  0.80%        0.83%
 Net investment income                                                         4.52%        4.27%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                            Six Months
                                                              Ended                                 11/9/07 (a)
                                                              6/30/10     Year Ended   Year Ended       to
                                                            (unaudited)    12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period                          $ 11.39       $ 10.24      $ 10.87      $ 10.79
                                                              -------       -------      -------      -------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.27       $  0.57      $  0.54      $  0.06
 Net realized and unrealized gain (loss) on investments          0.35          1.16        (0.63)        0.09
                                                              -------       -------      -------      -------
  Net increase (decrease) from investment operations          $  0.62       $  1.73      $ (0.09)     $  0.15
Distributions to shareowners:
 Net investment income                                          (0.27)        (0.58)       (0.54)       (0.07)
                                                              -------       -------      -------      -------
Net increase (decrease) in net asset value                    $  0.35       $  1.15      $ (0.63)     $  0.08
                                                              -------       -------      -------      -------
Net asset value, end of period                                $ 11.74       $ 11.39      $ 10.24      $ 10.87
                                                              =======       =======      =======      =======
Total return*                                                    5.51%        17.29%       (0.88)%       1.39%(b)
Ratio of net expenses to average net assets                      0.87%**       0.87%        0.87%        0.86%**
Ratio of net investment income to average net assets             4.61%**       5.27%        5.00%        4.07%**
Portfolio turnover rate                                            71%**         42%          54%          53%(b)
Net assets, end of period (in thousands)                      $39,060       $32,021      $24,093      $21,412
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                    0.97%**       1.01%        1.02%        0.98%**
 Net investment income                                           4.51%**       5.13%        4.85%        3.95%**

(a)   Class II shares commenced operations on November 9, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


24    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $70,351,451)               $74,189,101
 Cash                                                                  3,684,479
 Futures collateral                                                       28,400
 Receivables --
 Investment securities sold                                               26,258
 Portfolio shares sold                                                   164,054
 Variation margin                                                          6,156
 Dividends and interest                                                  683,243
 Due from Pioneer Investment Management, Inc.                              6,057
 Other                                                                       853
                                                                     -----------
  Total assets                                                       $78,788,601
                                                                     -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                     $   763,766
 Portfolio shares repurchased                                              7,910
 Due to affiliates                                                         1,541
 Accrued expenses                                                         28,111
                                                                     -----------
  Total liabilities                                                  $   801,328
                                                                     -----------
NET ASSETS:
 Paid-in capital                                                     $74,979,058
 Distributions in excess of net investment income                        (42,188)
 Accumulated net realized loss on investments                           (789,278)
 Net unrealized gain on investments                                    3,837,650
 Net unrealized loss on futures contracts                                  2,031
                                                                     -----------
  Total net assets                                                   $77,987,273
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $38,927,424/3,316,864 shares)                     $     11.74
                                                                     ===========
 Class II (based on $39,059,849/3,328,294 shares)                    $     11.74
                                                                     ===========


The accompanying notes are an integral part of these financial statements.    25

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10


INVESTMENT INCOME:
 Dividends                                                                             $   23,308
 Interest                                                                               2,061,611
 Income from securities loaned, net                                                           422
                                                                                       ----------
  Total investment income                                                                             $2,085,341
                                                                                                      ----------
EXPENSES:
 Management fees                                                                       $  190,016
 Transfer agent fees
 Class I                                                                                      744
 Class II                                                                                     686
 Distribution fees
 Class II                                                                                  46,081
 Administrative reimbursements                                                             11,464
 Custodian fees                                                                            10,104
 Professional fees                                                                         27,380
 Printing expense                                                                           7,396
 Fees and expenses of nonaffiliated trustees                                                5,072
 Miscellaneous                                                                             21,787
                                                                                       ----------
  Total expenses                                                                                      $  320,730
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                        (38,924)
                                                                                                      ----------
  Net expenses                                                                                        $  281,806
                                                                                                      ----------
   Net investment income                                                                              $1,803,535
                                                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
 Net realized gain on:
 Investments                                                                           $  501,505
 Futures contracts                                                                          5,063
 Class action                                                                              15,917     $  522,485
                                                                                       ----------     ----------
 Change in net unrealized gain on:
 Investments                                                                           $1,710,574
 Futures contracts                                                                          2,031     $1,712,605
                                                                                       ----------     ----------
 Net gain on investments                                                                              $2,235,090
                                                                                                      ----------
 Net increase in net assets resulting from operations                                                 $4,038,625
                                                                                                      ==========


26    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively


                                                                               Six Months
                                                                                 Ended
                                                                                6/30/10          Year Ended
                                                                               (unaudited)        12/31/09
FROM OPERATIONS:
Net investment income                                                         $  1,803,535      $  3,640,556
Net realized gain on investments, futures contracts and class action               522,485           355,585
Change in net unrealized gain on investments and futures contracts               1,712,605         6,837,325
                                                                              ------------      ------------
  Net increase in net assets resulting from operations                        $  4,038,625      $ 10,833,466
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.29 and $0.60 per share, respectively)                           $   (974,599)     $ (2,192,569)
  Class II ($0.27 and $0.58 per share, respectively)                              (870,396)       (1,488,885)
                                                                              ------------      ------------
    Total distributions to shareowners                                        $ (1,844,995)     $ (3,681,454)
                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 26,982,624      $ 25,603,369
Reinvestment of distributions                                                    1,844,993         3,681,452
Cost of shares repurchased                                                     (25,086,147)      (27,247,961)
                                                                              ------------      ------------
  Net increase in net assets resulting from Portfolio share transactions      $  3,741,470      $  2,036,860
                                                                              ------------      ------------
  Net increase in net assets                                                  $  5,935,100      $  9,188,872
NET ASSETS:
Beginning of period                                                             72,052,173        62,863,301
                                                                              ------------      ------------
End of period                                                                 $ 77,987,273      $ 72,052,173
                                                                              ============      ============
Distributions in excess of net investment income                              $    (42,188)     $     (4,186)
                                                                              ============      ============

                                     '10 Shares       '10 Amount        '09 Shares       '09 Amount
                                     (unaudited)      (unaudited)
CLASS I
Shares sold                             161,163      $  1,875,786          511,437      $  5,459,570
Reinvestment of distributions            83,717           974,598          202,494         2,192,568
Less shares repurchased                (441,774)       (5,130,247)        (986,567)      (10,598,362)
                                       --------      ------------         --------      ------------
  Net decrease                         (196,894)     $ (2,279,863)        (272,636)     $ (2,946,224)
                                     ==========      ============       ==========      ============
CLASS II
Shares sold                           2,164,060      $ 25,106,838        1,827,794      $ 20,143,799
Reinvestment of distributions            74,757           870,395          136,974         1,488,884
Less shares repurchased              (1,721,359)      (19,955,900)      (1,507,099)      (16,649,599)
                                     ----------      ------------       ----------      ------------
  Net increase                          517,458      $  6,021,333          457,669      $  4,983,084
                                     ==========      ============       ==========      ============


The accompanying notes are an integral part of these financial statements.    27

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                    $ 3,681,454
                                                                     -----------
    Total distributions                                              $ 3,681,454
                                                                     -----------
  Distributable Earnings:
  Undistributed ordinary income                                      $   199,023
  Capital loss carryforward                                           (1,308,305)
  Unrealized appreciation                                              1,923,867
                                                                     -----------
    Total                                                            $   814,585
                                                                     ===========


   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax treatment of premium and amortization.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $152,147 in commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net assets attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the period, the Portfolio recognized gains of $15,917 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   The Portfolio declares as daily dividends substantially all of its respective net investment income. All

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended June 30, 2010 was 8.

   At June 30, 2010, open futures contracts were as follows:

---------------------------------------------------------------------------------
                             Number of
                             Contracts     Settlement      Fair        Unrealized
 Type                       Long/(Short)     Month        Value           Gain
---------------------------------------------------------------------------------
  U.S. 10 Year Note            (10)           9/10      $(1,225,469)    $(13,437)
  U.S. 5 Year Note (CBT)        (8)           9/10         (946,813)     (13,501)
  U.S. Ultra Bond (CBT)          7            9/10          950,688       28,969
---------------------------------------------------------------------------------
                                                                        $  2,031
                                                                        ========

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,129 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $146 in transfer agent fees payable to PIMSS at June 30, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $266 in distribution fees payable to PFD at June 30, 2010.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of June 30, 2010 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as Hedging
Instruments Under
Accounting Standards                   Asset Derivatives 2009         Liabilities Derivatives 2009
Codification (ASC) 815               --------------------------       ----------------------------
                                          Balance        Fair               Balance        Fair
(formerly FASB Statement 133)         Sheet Location    Value           Sheet Location     Value
-----------------------------------------------------------------------------------------------------
 Interest Rate Futures               Receivables*       $2,031              Payables        $--
-----------------------------------------------------------------------------------------------------
 Total
-----------------------------------------------------------------------------------------------------

* Represents the unrealized appreciation on futures. Receivable for variation margin on open futures contracts reflects unsettled variation margin.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010 was as follows:

------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as Hedging                                                                  Change in Unrealized
Instruments Under                                                                            Gain or (Loss)
Accounting Standards            Location of Gain or (Loss)         Realized Gain or          on Derivatives
Codification (ASC) 815                on Derivatives            (Loss) on Derivatives        Recognized in
(formerly FASB Statement 133)      Recognized in Income          Recognized in Income            Income
------------------------------------------------------------------------------------------------------------------
 Interest Rate Futures          Net realized gain on futures           $5,063
                                contracts
 Interest Rate Futures          Change in unrealized gain on                                     $2,031
                                futures contracts
------------------------------------------------------------------------------------------------------------------

6. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.




























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                                                                              37

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust
Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

















































                                                                   19617-04-0810


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Cullen Value VCT Portfolio -- Class II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------


Pioneer Cullen Value VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                           9
  Notes to Financial Statements                 13
  Trustees, Officers and Service Providers      16

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10


Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               71.6%
Depositary Receipts for International Stocks     25.3%
Temporary Cash Investments                        3.1%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Industrials                                      20.8%
Health Care                                      17.2%
Consumer Staples                                 16.4%
Financials                                       11.9%
Information Technology                            9.8%
Energy                                            9.5%
Telecommunication Services                        7.0%
Consumer Discretionary                            5.8%
Materials                                         1.6%


Five Largest Holdings
(As a percentage of equity holdings)*

1.        3M Co.                                   3.36%
2.        United Technologies Corp.                3.32
3.        The Walt Disney Co.                      3.27
4.        Abbott Laboratories Co.                  3.26
5.        Kimberly-Clark Corp.                     3.22

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------
Prices and Distributions

                              6/30/10      12/31/09
Net Asset Value per Share     $ 9.45      $ 10.37


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(12/31/09 - 6/30/10)        Income         Capital Gains     Capital Gains
                            $ 0.0607       $  -              $  -


--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

              Pioneer
            Cullen Value
            VCT Portfolio,             S&P 500
               Class II                 Index
3/05            10,000                  10,000
6/05            10,131                  10,137
6/06            11,702                  11,011
6/07            13,740                  13,276
6/08            12,395                  11,535
6/09             9,047                   8,514
6/10             9,865                   9,742

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Life-of-Class (3/18/05)      -0.37%
5 Years                      -0.53%
1 Year                        9.04%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from January 1, 2010, through June 30, 2010.


Share Class                                                             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/10                                   $ 1,000.00
Ending Account Value on 6/30/10                                     $   916.90
Expenses Paid During Period*                                        $     4.75

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010, through June 30, 2010.


Share Class                                                             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/10                                   $ 1,000.00
Ending Account Value on 6/30/10                                     $ 1,019.84
Expenses Paid During Period*                                        $     5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

Stocks continued to rise in value over the first three months of 2010 before the market rally stalled in April and stock prices began a sharp decline that continued through the end of June, amid returning doubts about the strength of the economic recovery. In the following discussion, James P. Cullen, President of Cullen Capital Management, LLC, reviews the factors that influenced the performance of Pioneer Cullen Value VCT Portfolio during the six months ended June 30, 2010. Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2010?

A: Pioneer Cullen Value VCT Portfolio Class II shares returned -8.31% at net asset value over the six months ended June 30, 2010, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned -6.64%. Over the same six-month period, the average return of the 104 variable portfolios in Lipper's Large Cap Value Underlying Funds category was -6.71%.

Q: What were the principal factors affecting the Portfolio's performance results over the six months ended June 30, 2010?

A: The Portfolio's investments in several corporations with exposure to the euro held back benchmark-relative results during the period, as the debt crisis in Greece and several other countries generally undermined confidence in European stocks and produced a wave of selling. This broad sell-off affected the stocks of almost all companies either based in Europe or with significant operations in Europe. In addition, the Portfolio's stock selections in the information technology and financials sectors hurt performance.

     Throughout the six months ended June 30, 2010, the Portfolio maintained its disciplined emphasis on value stocks of companies that are fundamentally strong. We continued to avoid the stocks of companies we viewed as having more risk even though such stocks outperformed during the market surge of 2009 and early 2010.

     We have adhered to our discipline and our longer-term focus for the Portfolio. Historically, the capital markets often have been unpredictable for one-to two-year periods. Over five- and 10-year time spans, however, value-oriented approaches have generally produced very good returns.

     As stated previously, we have kept the Portfolio focused on the longer term and have placed an emphasis on low-priced stocks of companies with strong fundamentals and high dividends. During the past few months, in fact, we have placed additional emphasis on stocks with high dividends, as they seem to offer the best relative value both with respect to other stock classes and to alternative investments, such as bonds. We believe history has shown that a long-term approach that focuses on Company fundamentals is the best way to achieve solid relative performance in the five years following a recession.

Q: What types of investments most affected the Portfolio's performance over the six months ended June 30, 2010?

A: We typically allocate approximately 20% of the Portfolio's assets to companies exposed to the euro, but the allocation did not help during a six-month period when euro-exposed companies sold off following the debt crisis in several European countries. The stocks of some solid companies either based in Europe or with significant European interests were affected by the wave of market selling. Euro-exposed companies that held back the Portfolio's performance during the period included Finnish-based telecommunications equipment company Nokia, which we sold; German chemical corporation A.G. Bayer; and Russian energy giant Gazprom. In addition, the Portfolio's


A Word About Risk:

Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     investments in the financials and information technology sectors did not fare well overall. Two of the greatest disappointments in the financials group during the period were investment banks Goldman Sachs and Morgan Stanley, as investors became worried about the potential effect of tighter financial regulations on the firms' future earnings. In information technology, lagging performance came from software giants Microsoft and Oracle.

     Stock selection in the industrials and energy sectors generally had a more positive effect on the Portfolio's performance results. In the industrials sector, the Portfolio benefited from solid returns generated by Boeing, a leader in the development and manufacture of aircraft, and BorgWarner, a producer of components for the automotive industry. Railroad operator Canadian National also added to the Portfolio's performance results. Although the Portfolio's financials investments did not fare well overall, positions in banking leader Citigroup and insurer Chubb bucked the trend and generated positive results during the six-month period, as the stocks of both corporations staged brisk rebounds. Despite the broad sell-off of European companies, Nestle and Diageo, two global consumer companies based on the Continent, turned in positive performance.

Q:   What is your investment outlook?

A: While we do not focus on short-term economic or market forecasts, we believe that there is more reason to have a positive economic view than recent downturns would appear to suggest. We think the market may have entered a period of consolidation, which history tells us is typically followed by a brisk revival. Stock market valuations appear inexpensive relative to earnings and very attractive relative to bonds. After a period of restructuring and cost-cutting, corporations in general appear to be in solid financial shape, with relatively low debt levels and large amounts of cash. We are particularly interested in investing the Portfolio in companies paying higher-than-average dividends, as these corporations usually are in very strong financial positions. While high unemployment continues to be a drag on the economy and the market, job creation typically is a lagging indicator as economies move out of recession. Moreover, it is worth noting that we are approaching the year 2011 -- the year before a presidential election. Pre-election years historically have been very good years for the market.

     Overseas, we think the markets may have over-reacted to the European debt crisis and we believe many European companies are selling at prices that appear very attractive relative to U.S. companies with comparable earnings.


Please refer to the Schedule of Investments on pages 6 to 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                           Value
                  COMMON STOCKS - 91.9%
                  Energy - 8.7%
                  Integrated Oil & Gas - 4.3%
     65,200       Gazprom OAO (A.D.R.)*                    $ 1,226,412
      3,500       Gazprom OAO (A.D.R.)*                         65,835
     19,400       Petrochina Co., Ltd. (A.D.R.)*(b)          2,128,762
                                                           -----------
                                                           $ 3,421,009
                                                           -----------
                  Oil & Gas Drilling - 1.6%
     31,800       Ensco Plc                                $ 1,249,104
                                                           -----------
                  Oil & Gas Exploration & Production - 2.8%
     36,600       Devon Energy Corp.                       $ 2,229,672
                                                           -----------
                  Total Energy                             $ 6,899,785
                                                           -----------
                  Materials - 1.4%
                  Diversified Metals & Mining - 1.4%
     65,850       Anglo American Plc*                      $ 1,134,596
                                                           -----------
                  Total Materials                          $ 1,134,596
                                                           -----------
                  Capital Goods - 16.6%
                  Aerospace & Defense - 10.4%
     22,950       Boeing Co.                               $ 1,440,113
     49,800       ITT Corp.                                  2,237,016
     45,150       Raytheon Co.                               2,184,809
     37,300       United Technologies Corp.                  2,421,143
                                                           -----------
                                                           $ 8,283,081
                                                           -----------
                  Construction & Engineering - 1.3%
     24,000       Fluor Corp.                              $ 1,020,000
                                                           -----------
                  Heavy Electrical Equipment - 1.8%
     82,330       ABB, Ltd.                                $ 1,422,662
                                                           -----------
                  Industrial Conglomerates - 3.1%
     31,000       3M Co.                                   $ 2,448,690
                                                           -----------
                  Total Capital Goods                      $13,174,433
                                                           -----------
                  Transportation - 2.5%
                  Railroads - 2.5%
     14,600       Canadian National Railway Co.            $   837,748
     21,400       Canadian Pacific Railway, Ltd.             1,147,468
                                                           -----------
                                                           $ 1,985,216
                                                           -----------
                  Total Transportation                     $ 1,985,216
                                                           -----------
                  Automobiles & Components - 2.3%
                  Auto Parts & Equipment - 2.3%
     49,850       BorgWarner, Inc.*                        $ 1,861,399
                                                           -----------
                  Total Automobiles & Components           $ 1,861,399
                                                           -----------
                  Media - 3.0%
                  Movies & Entertainment - 3.0%
     75,700       The Walt Disney Co.                      $ 2,384,550
                                                           -----------
                  Total Media                              $ 2,384,550
                                                           -----------
                  Food, Beverage & Tobacco - 12.2%
                  Agricultural Products - 1.4%
     12,200       Archer Daniels Midland Co.               $   315,004
     16,600       Bunge, Ltd.                                  816,554
                                                           -----------
                                                           $ 1,131,558
                                                           -----------
                  Distillers & Vintners - 2.5%
     31,500       Diageo Plc (A.D.R.)                      $ 1,976,310
                                                           -----------
                  Packaged Foods & Meats - 8.3%
     79,300       Kraft Foods, Inc.                        $ 2,220,400
     41,400       Nestle SA (A.D.R.)*                        1,997,136
     85,150       Unilever NV                                2,326,298
                                                           -----------
                                                           $ 6,543,834
                                                           -----------
                  Total Food, Beverage & Tobacco           $ 9,651,702
                                                           -----------
                  Household & Personal Products - 3.0%
                  Household Products - 3.0%
     38,700       Kimberly-Clark Corp.                     $ 2,346,381
                                                           -----------
                  Total Household &
                  Personal Products                        $ 2,346,381
                                                           -----------
                  Health Care Equipment & Services - 2.9%
                  Health Care Equipment - 2.9%
     58,300       Covidien, Ltd.                           $ 2,342,494
                                                           -----------
                  Total Health Care Equipment &
                  Services                                 $ 2,342,494
                                                           -----------
                  Pharmaceuticals & Biotechnology - 12.8%
                  Pharmaceuticals - 12.8%
     50,900       Abbott Laboratories Co.                  $ 2,381,102
     41,560       Bayer AG (A.D.R.)                          2,319,048
     86,850       Bristol-Myers Squibb Co.                   2,166,039
     36,200       Johnson & Johnson Co.                      2,137,972
     22,950       Teva Pharmaceutical Industries, Ltd.       1,193,171
                                                           -----------
                                                           $10,197,332
                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                            $10,197,332
                                                           -----------
                  Diversified Financials - 8.0%
                  Diversified Financial Services - 6.0%
     84,700       Bank of America Corp.                    $ 1,217,139
    416,800       Citigroup, Inc.*                           1,567,168
     52,850       JPMorgan Chase & Co.                       1,934,839
                                                           -----------
                                                           $ 4,719,146
                                                           -----------
                  Investment Banking & Brokerage - 2.0%
      5,950       Goldman Sachs Group, Inc.                $   781,057
     36,200       Morgan Stanley Co.                           840,202
                                                           -----------
                                                           $ 1,621,259
                                                           -----------
                  Total Diversified Financials             $ 6,340,405
                                                           -----------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                  Value
             Insurance - 2.9%
             Property & Casualty Insurance - 2.9%
 46,700      Chubb Corp.                          $ 2,335,467
                                                  -----------
             Total Insurance                      $ 2,335,467
                                                  -----------
             Software & Services - 5.4%
             Systems Software - 5.4%
 85,300      Microsoft Corp.                      $ 1,962,753
107,050      Oracle Corp.                           2,297,293
                                                  -----------
                                                  $ 4,260,046
                                                  -----------
             Total Software & Services            $ 4,260,046
                                                  -----------
             Technology Hardware & Equipment - 3.7%
             Computer Hardware - 2.3%
 41,600      Hewlett-Packard Co.                  $ 1,800,448
                                                  -----------
             Technology Distributors - 1.4%
 36,800      Arrow Electronics, Inc.*             $   822,480
 11,750      Avnet, Inc.*                             283,293
                                                  -----------
                                                  $ 1,105,773
                                                  -----------
             Total Technology Hardware &
             Equipment                            $ 2,906,221
                                                  -----------
             Telecommunication Services - 6.5%
             Integrated Telecommunication Services - 4.0%
 57,350      AT&T Corp.                           $ 1,387,293
 62,300      Verizon Communications, Inc.           1,745,646
                                                  -----------
                                                  $ 3,132,939
                                                  -----------
             Wireless Telecommunication Services - 2.5%
 96,350      Vodafone Group Plc (A.D.R.) (b)      $ 1,991,555
                                                  -----------
             Total Telecommunication Services     $ 5,124,494
                                                  -----------
             TOTAL COMMON STOCKS
             (Cost $73,555,896)                   $72,944,521
                                                  -----------

Principal
Amount ($)
             TEMPORARY CASH INVESTMENTS - 3.0%
             Securities Lending Collateral - 3.0% (c)
             Certificates of Deposit:
  68,604     Bank of Nova Scotia, 0.47%,
             9/7/10                               $    68,604
  68,604     Barclays, 0.30%, 7/23/10                  68,604
  75,465     CBA Financial, 0.56%, 1/3/11              75,465
  68,604     Deutschebank, 0.30%, 7/19/10              68,604
  41,163     DnB NOR Bank ASA NY, 0.49%,
             8/26/10                                   41,163
  68,605     Rabobank Nederland NY, 0.23%,
             7/6/10                                    68,605
  68,604     Royal Bank of Canada, 0.26%,
             1/21/11                                   68,604
  68,604     Svenska NY, 0.265%, 7/19/10               68,604
                                                  -----------
                                                  $   528,253
                                                  -----------

Principal
Amount ($)                                              Value
               Commercial Paper:
  41,163       American Honda Finance, 0.38%,
               5/4/11                             $    41,163
  27,442       American Honda Finance, 0.38%,
               4/15/11                                 27,442
   9,076       Caterpillar Financial Services,
               0.47%, 8/20/10                           9,076
  68,617       Federal Home Loan Bank, 0.31%,
               6/1/11                                  68,617
  27,438       NABPP, 0.28%, 7/19/10                   27,438
  34,287       PARFIN, 0.39%, 8/11/10                  34,287
  68,602       SOCNAM, 0.28%, 7/6/10                   68,602
  54,846       CHARF, 0.46%, 8/23/10                   54,846
  41,131       CLIPPR, 0.45%, 9/1/10                   41,131
  28,554       FAIRPP, 0.50%, 8/16/10                  28,554
  34,275       FASCO, 0.46%, 9/2/10                    34,275
  31,530       FASCO, 0.45%, 9/9/10                    31,530
  48,021       SRCPP, 0.26%, 7/7/10                    48,021
  48,135       STRAIT, 0.43%, 8/23/10                  48,135
  33,097       TBLLC, 0.40%, 8/9/10                    33,097
  68,591       Varfun, 0.29%, 7/26/10                  68,591
  62,026       CME, Inc., 1.00%, 8/6/10                62,026
  20,585       GE Capital Corp., 0.64%, 8/20/10        20,585
   7,426       GE Capital Corp., 0.40%, 10/21/10        7,426
   7,477       GE Capital Corp., 0.35%, 10/6/10         7,477
  34,299       GE, 0.37%, 1/26/11                      34,299
   6,855       GE Capital Corp., 0.33%, 6/6/11          6,855
   7,650       John Deere Capital Corp., 0.32%,
               7/16/10                                  7,650
  58,015       JPMorgan Chase & Co., 0.57%,
               9/24/10                                 58,015
  77,778       Santander, 0.30%, 7/23/10               77,778
  68,604       Toyota Motor Credit Corp., 0.35%,
               1/10/11                                 68,604
  41,165       Wachovia, 0.64%, 3/22/11                41,165
  19,211       Wal-Mart Stores, Inc., 0.22%,
               7/1/10                                  19,211
  27,437       WFC, 0.60%, 12/2/10                     27,437
  68,604       WSTPAC, 0.39%, 11/5/10                  68,604
                                                  -----------
                                                  $ 1,171,937
                                                  -----------
               Tri-party Repurchase
               Agreements:
  86,072       Barclays, 0.1%, 7/1/10             $    86,072
 171,511       Deutsche Bank, 0.3%, 7/1/10            171,511
 205,813       RBS Securities, Inc., 0.5%, 7/1/10     205,813
                                                  -----------
                                                  $   463,396
                                                  -----------


 The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


Shares                                                      Value
              Money Market Mutual Funds
  102,907     Blackrock Liquidity Temp Cash Fund      $   102,907
  102,907     Dreyfus Preferred Money Market Fund         102,907
                                                      -----------
                                                      $   205,814
                                                      -----------
              Total Securities Lending Collateral     $ 2,369,400
                                                      -----------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $2,369,400)                       $ 2,369,400
                                                      -----------
              TOTAL INVESTMENT IN
              SECURITIES - 94.9%
              (Cost $75,925,296) (a)                  $75,313,921
                                                      -----------
              OTHER ASSETS AND
              LIABILITIES - 5.1%                      $ 4,046,599
                                                      -----------
              TOTAL NET ASSETS - 100.0%               $79,360,520
                                                      ===========

(A.D.R.) American Depositary Receipt.
*        Non-income producing security.
(a) At June 30, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $75,955,161 was as follows:


         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost          $ 3,000,933
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value           (3,642,174)
                                                                  -----------
         Net unrealized loss                                      $  (641,240)
                                                                  ===========

(b)      At June 30, 2010, the following securities were out on loan:

     Shares                   Security                     Value
  12,000          Petrochina Co., Ltd. (A.D.R.)*       $1,316,760
  46,200          Vodafone Group Plc (A.D.R.)             954,954
                                                       ----------
                  Total                                $2,271,714
                                                       ==========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010, aggregated $21,744,810 and $4,529,802, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                      Level 1         Level 2      Level 3         Total
Common Stocks     $72,944,521      $        -         $-      $72,944,521
Temporary Cash
Investments                 -       2,163,586          -        2,163,586
Money Market
Mutual Funds          205,814               -          -          205,814
                  -----------      ----------         --      -----------
 Total            $73,150,335      $2,163,586         $-      $75,313,921
                  ===========      ==========         ==      ===========


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                             Six Months
                                                               Ended              Year
                                                              6/30/10            Ended
                                                            (unaudited)         12/30/09
Class II
Net asset value, beginning of period                          $  10.37          $   9.03
                                                              --------          --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $   0.04          $  (0.03)(d)
 Net realized and unrealized gain (loss) on
  investments                                                    (0.90)             1.44
                                                              --------          --------
  Net increase (decrease) from investment
    operations                                                $  (0.86)         $   1.41
Distributions to shareowners:
 Net income                                                      (0.06)            (0.07)
 Net realized gain                                                  --                --
                                                              --------          --------
Net investment increase (decrease) in net asset
 value                                                        $  (0.92)         $   1.34
                                                              --------          --------
Net asset value, end of period                                $   9.45          $  10.37
                                                              ========          ========
Total return*                                                    (8.31)%           15.73%
Ratio of net expenses to average net assets+                      1.00%**           1.00%
Ratio of net investment income to average net
 assets+                                                          1.32%**           1.36%
Portfolio turnover rate                                             13%**             21%
Net assets, end of period (in thousands)                      $ 79,361          $ 68,132
Ratios assuming no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                     1.09%**           1.20%
 Net investment income (loss)                                     1.23%**           1.16%

                                                               Year              Year              Year             3/18/05 (a)
                                                               Ended             Ended             Ended               to
                                                              12/31/08          12/31/07          12/31/06          12/31/05
                                                              --------          --------          --------          --------
Class II
Net asset value, beginning of period                          $  13.56          $  12.85          $  10.99          $  10.00
                                                              --------          --------          --------          --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $   0.17          $   0.14          $   0.12          $   0.04
 Net realized and unrealized gain (loss) on
  investments                                                    (4.54)             0.68              1.76              0.95
                                                              --------          --------          --------          --------
  Net increase (decrease) from investment
    operations                                                $  (4.37)         $   0.82          $   1.88          $   0.99
Distributions to shareowners:
 Net income                                                      (0.16)            (0.11)            (0.02)               --
 Net realized gain                                                0.00 (c)            --                --                --
                                                              --------          --------          --------          --------
Net investment increase (decrease) in net asset value         $  (4.53)         $   0.71          $   1.86          $   0.99
                                                              --------          --------          --------          --------
Net asset value, end of period                                $   9.03          $  13.56          $  12.85          $  10.99
                                                              ========          ========          ========          ========
Total return*                                                   (32.54)%            6.40%            17.14%             9.90%(b)
Ratio of net expenses to average net assets+                      1.00%             1.00%             1.00%             1.00%**
Ratio of net investment income to average net
 assets+                                                          1.52%             1.43%             1.70%             1.13%**
Portfolio turnover rate                                             31%               17%               19%               34%(b)
Net assets, end of period (in thousands)                      $ 14,708          $ 20,560          $ 14,290          $  4,523
Ratios assuming no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                     1.55%             1.32%             1.68%             5.71%**
 Net investment income (loss)                                     0.97%             1.11%             1.02%            (3.58)%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**      Annualized.
(a)     Class II shares were first publicly offered on March 18, 2005.
(b)     Not Annualized.
(c)     Amount rounds to less than one cent per share.
(d) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.
+       Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


 The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $2,271,714) (cost $75,925,296)      $ 75,313,921
 Cash                                                                                            6,093,380
 Receivables --
 Investment securities sold
 Portfolio shares sold                                                                             125,192
 Dividends                                                                                         223,030
 Other                                                                                                 350
                                                                                              ------------
  Total assets                                                                                $ 81,755,873
                                                                                              ------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                                                                 $      1,903
 Upon return of securities loaned                                                                2,369,400
 Due to affiliates                                                                                   2,097
 Accrued expenses                                                                                   21,953
                                                                                              ------------
  Total liabilities                                                                           $  2,395,353
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $ 82,335,022
 Undistributed net investment income                                                               499,585
 Accumulated net realized loss on investments                                                   (2,862,712)
 Net unrealized loss on investments                                                               (611,375)
                                                                                              ------------
  Total net assets                                                                            $ 79,360,520
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $79,360,520/8,394,929 shares)                                             $       9.45
                                                                                              ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/10


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $46,362)      $866,945
 Interest                                                     4,906
 Income from securities loaned, net                           8,435
                                                           --------
  Total investment income                                                 $    880,286
                                                                          ------------
EXPENSES:
 Management fees                                           $265,975
 Transfer agent fees                                            744
 Distribution fees                                           94,991
 Administrative reimbursements                               11,590
 Custodian fees                                               7,842
 Professional fees                                           23,292
 Printing expense                                             4,991
 Fees and expenses of nonaffiliated trustees                  4,244
 Miscellaneous                                                  629
                                                           --------
  Total expenses                                                          $    414,298
  Less fees waived and expenses reimbursed by
  Pioneer Investment Management, Inc.                                          (34,334)
                                                                          ------------
  Net expenses                                                            $    379,964
                                                                          ------------
   Net investment income                                                  $    500,322
                                                                          ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on Investments                                         $   (200,741)
                                                                          ------------
 Change in net unrealized gain on Investments                             $ (7,368,143)
                                                                          ------------
 Net loss on investments                                                  $ (7,568,884)
                                                                          ------------
 Net decrease in net assets resulting from operations                     $ (7,068,562)
                                                                          ============


 The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                                                Six Months
                                                                                  Ended
                                                                                 6/30/10          Year Ended
                                                                               (unaudited)         12/31/09
FROM OPERATIONS:
Net investment income                                                         $    500,322      $    502,131
Net realized loss on investments                                                  (200,741)       (1,604,992)
Change in net unrealized gain (loss) on investments                             (7,368,143)       10,844,292
                                                                              ------------      ------------
  Net increase (decrease) in net assets resulting from operations             $ (7,068,562)     $  9,741,431
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.06 and $0.07 per share, respectively)                          $   (502,774)     $   (279,759)
                                                                              ------------      ------------
    Total distributions to shareowners                                        $   (502,774)     $   (279,759)
                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 19,866,379      $ 48,152,496
Reinvestment of distributions                                                      502,774           279,759
Cost of shares repurchased                                                      (1,569,225)       (4,469,862)
                                                                              ------------      ------------
  Net increase in net assets resulting from portfolio share transactions      $ 18,799,928      $ 43,962,393
                                                                              ------------      ------------
  Net increase in net assets                                                  $ 11,228,592      $ 53,424,065

NET ASSETS:
Beginning of period                                                             68,131,928        14,707,863
                                                                              ------------      ------------
End of period                                                                 $ 79,360,520      $ 68,131,928
                                                                              ============      ============
Undistributed net investment income                                           $    499,585      $    502,037
                                                                              ============      ============

                                   '10 Shares       '10 Amount      '09 Shares      '09 Amount
                                   (unaudited)      (unaudited)
CLASS II
Shares sold                         1,924,605      $ 19,866,379      5,422,665      $ 48,152,496
Reinvestment of distributions          51,461           502,774         32,046           279,759
Less shares repurchased              (153,876)       (1,569,225)      (511,345)       (4,469,862)
                                    ---------      ------------      ---------      ------------
  Net increase                      1,822,190      $ 18,799,928      4,943,366      $ 43,962,393
                                    =========      ============      =========      ============


 12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The fair values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers will be made by utilizing an independent service that applies the appropriate fair value methods.

     The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or as from net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:


--------------------------------------------------------------------------------
                                                                         2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $   279,759
Long-term capital gain                                                       --
                                                                    -----------
  Total distributions                                               $   279,759
                                                                    ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                       $   502,037
Capital loss carryforward                                            (2,632,106)
Unrealized appreciation                                               6,726,903
                                                                    -----------
  Total                                                             $ 4,596,834
                                                                    ===========
--------------------------------------------------------------------------------


C.   Portfolio Shares and Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $152,147 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.


D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of lender the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2011, PIM has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,428 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.


3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $123 in transfer agent fees payable to PIMSS at June 30, 2010.


4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $546 in distribution fees payable to PFD at June 30, 2010.


5.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                             Trustees
John F. Cogan, Jr., President                        John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer                           Mary K. Bush
Christopher J. Kelley, Secretary                     Benjamin M. Friedman
                                                     Margaret B.W. Graham
                                                     Daniel K. Kingsbury
                                                     Thomas J. Perna
                                                     Marguerite A. Piret
                                                     Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

16
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                            This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19637-04-0810


                                                           [Logo] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                           2

  Comparing Ongoing Portfolio Expenses                                       3

  Portfolio Management Discussion                                            4

  Schedule of Investments                                                    6

  Financial Statements                                                      10

  Notes to Financial Statements                                             15

  Trustees, Officers and Service Providers                                  19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED IN A PIE CHART IN THE PRINTED MATERIAL.]

Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                                             69.7%
Depositary Receipts for International Stocks                            18.6%
Temporary Cash Investments                                               5.4%
International Preferred Stocks                                           4.1%
U.S. Common Stocks                                                       2.2%

[THE FOLLOWING DATA IS REPRESENTED IN A PIE CHART IN THE PRINTED MATERIAL.]

Geographical Distribution
(As a percentage of equity holdings)

Brazil                                                                  19.3%
South Korea                                                             14.9%
India                                                                   10.1%
People's Republic of China                                              10.1%
Russia                                                                   6.8%
Indonesia                                                                6.2%
Taiwan                                                                   6.0%
Turkey                                                                   5.2%
Mexico                                                                   4.7%
Canada                                                                   3.5%
South Africa                                                             3.3%
Hong Kong                                                                2.9%
United States                                                            1.8%
Malaysia                                                                 1.7%
United Kingdom                                                           1.2%
Poland                                                                   1.2%
Peru                                                                     1.1%

Five Largest Holdings
(As a percentage of equity holdings)*

1.      Samsung Electronics, Ltd.                                       2.50%
2.      Pacific Rubiales
        Energy Corp.                                                    2.01
3.      America Movil (A.D.R.)
        Series L S.A.B.                                                 1.97
4.      Vale S.A. (A.D.R.)                                              1.96
5.      PT ASTRA International TbK                                      1.74

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10

Prices and Distributions

Net Asset Value per Share       6/30/10       12/31/09
Class I                         $ 25.07        $ 27.34
Class II                        $ 24.72        $ 26.94

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(12/31/09 - 6/30/10)        Income         Capital Gains     Capital Gains
Class I                     $ 0.1368       $ -               $ -
Class II                    $ 0.0866       $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED IN A LINE CHART IN THE PRINTED MATERIAL.]

                 Pioneer           Pioneer
            Emerging Markets  Emerging Markets
             VCT Portfolio,    VCT Portfolio,       MSCI Emerging
                Class I           Class I           Markets Index
6/00            10,000             10,000             10,000
                 6,798              6,788              7,418
6/02             7,039              7,009              7,515
                 7,540              7,493              8,038
6/04             9,825              9,745             10,731
                12,960             12,820             14,475
6/06            18,505             18,268             19,672
                27,825             27,402             28,614
6/08            28,930             28,416             30,014
                18,535             18,164             21,664
6/10            22,127             21,609             26,750

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

-----------------------------------------
                 Class I         Class II
-----------------------------------------
10 Years          8.27%           8.01%
5 Years          11.29%          11.01%
1 Year           19.38%          18.96%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.

Share Class                                        I               II
-------------------------------------------------------------------------
Beginning Account Value on 1/1/10             $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/10               $   921.80       $   920.70
Expenses Paid During Period*                  $     6.48       $     7.67

* Expenses are equal to the Portfolio's annualized expense ratio of 1.36% and 1.61% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

Share Class                                         I               II
--------------------------------------------------------------------------
Beginning Account Value on 1/1/10              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/10                $ 1,018.05       $ 1,016.81
Expenses Paid During Period*                   $     6.80       $     8.05

* Expenses are equal to the Portfolio's annualized expense ratio of 1.36% and 1.61% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

Emerging markets stocks produced a negative return during the six-month period ended June 30, 2010. Performance was strong initially, as the combination of improving global growth and heightened investor risk appetites led to increased demand for emerging markets equities. The environment took a sharp turn for the worse in May, however, when the European sovereign debt crisis led to renewed concerns that the global economy was headed for a double-dip recession. In the following interview, John Pollen, Portfolio Manager of Pioneer Emerging Market VCT Portfolio, discusses the factors that influenced the Portfolio's performance over the six months ended June 30, 2010.

Q: Could you please review the performance of emerging markets stocks during the six months ended June 30, 2010?

A: Emerging markets stocks lost ground on an absolute basis, as measured by the -6.04% return for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index1. However, emerging markets still outperformed the developed world markets, which returned -9.56% over the six-month period, as gauged by the MSCI World Index. Emerging markets stocks gave back some of their outsized returns from 2009, as investors reduced their risk exposure in the face of concerns about slowing global growth.

     1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)

Q: How did the Portfolio perform in that environment over the six months ended June 30, 2010?

A: The Portfolio's Class I shares returned -7.82% at net asset value over the six months ended June 30, 2010, and Class II shares returned -7.93%, underperforming the Portfolio's benchmark, the MSCI Emerging Markets Index, which returned -6.04%. Over the same period, the average return of the 67 portfolios in Lipper's Emerging Market Underlying Funds category was -6.44%.

Q: What were the key factors that helped and hurt the Portfolio's performance over the six months ended June 30, 2010?

A: The primary cause of the Portfolio's shortfall relative to the benchmark was underperformance in China and Russia. In China, the leading detractors were the Portfolio's overweight positions in Guangzhou R&F Properties, Dongfeng Motor, China National Building Materials, ZTE and Yanzhou Coal Mining, as well as an underweight in China Mobile. In Russia, the main causes of underperformance were Portfolio holdings in Novatek and Severstal.

     Stock selection was also weak in Israel, where the Portfolio's most notable detractor from performance was a zero weight in the outperforming stock Teva Pharmaceuticals. The Portfolio no longer has any holdings in Israel, which gained developed market status in May and was removed from the MSCI Emerging Markets Index. Not owning any stocks in Thailand, which outperformed, was also a negative for the Portfolio during the six months ended June 30, 2010.


A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Portfolio generated its strongest performance in Indonesia, where stock picks outperformed the broader market by nearly 14 percentage points during the six-month period ended June 30, 2010. The Portfolio's most significant individual performance contributor was Astra International, a conglomerate that returned 46.3% during the six-month period ended June 30, 2010, and significantly outpaced the broader Indonesian market. Indocement Tunggal Prakarsa, a cement producer, and Bank Mandiri were also key contributors to Portfolio performance during the period. In Indonesia, we are particularly interested in companies able to benefit from strong domestic demand. Holdings in Korea, India, Poland and Brazil were also sources of strength for the Portfolio during the six-month period.

Q:   How is the Portfolio positioned as of June 30, 2010?

A: Global growth is still strong and the United States looks to be experiencing a recovery, but downside risks have emerged in recent months. We are therefore striving to keep a balance in the Portfolio between higher-quality, faster growing companies on one hand, and those companies that are more stable and offer downside protection on the other.

     From a country perspective, the Portfolio's main overweights relative to the benchmark are in Indonesia, Brazil, Turkey, and India, and its key underweights are in China, Taiwan and South Africa. On a sector basis, the Portfolio's main overweight positions are in the consumer discretionary, consumer staples and materials groups. We remain biased towards the consumer and favor domestic consumption as a key long-term driver of growth in the emerging markets. The Portfolio's largest underweights are to telecommunications, energy and industrials.

Q:   What is your broader view on the emerging markets?

A: Despite the volatility that characterized the latter part of the Portfolio's six-month reporting period ended June 30, 2010, we believe that emerging markets offer a positive trade-off of risk and return relative to their developed market peers. We believe there are still many powerful reasons why emerging equity markets can move higher, such as strong liquidity, faster economic growth, better government finances, higher reserves and improving corporate earnings. We expect that a healthier fiscal position and much stronger domestic demand will drive superior growth in emerging markets in the years ahead.

     We remain aware of potential pitfalls, and we will be closely monitoring factors such as dollar strength, inflation, and signs of monetary tightening, which could be a negative if interest rates are raised too early or by too much. There are also exogenous risks, mainly in the developed economies, including the debt problems in Greece and other European countries. Still, valuations in the emerging markets have been falling since last September (2009) and are not expensive by either relative or historical measures. Indeed, many analysts have been upgrading expectations recently on the back of better-than-expected earnings and higher commodity prices. Positive earnings surprises can move markets higher without expanding earnings multiples. The valuation discount of emerging markets to developed markets has widened in recent months, but we believe there is a very good case for arguing that emerging markets, in fact, deserve to trade at a premium based on their economic and corporate fundamentals.


Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                     Value
             PREFERRED STOCKS - 4.2%
             Transportation - 1.2%
             Airlines - 1.2%
   112,167   Tam SA*                                    $  1,566,629
                                                        ------------
             Total Transportation                       $  1,566,629
                                                        ------------
             Food & Drug Retailing - 1.6%
             Hypermarkets & Supercenters - 1.6%
    56,025   Companhia Brasileira de Distribuicao
             Grupo Pao de Acucar                        $  1,963,249
                                                        ------------
             Total Food & Drug Retailing                $  1,963,249
                                                        ------------
             Utilities - 1.4%
             Electric Utilities - 1.4%
    83,731   Cia Paranaense de Energia SA*              $  1,723,251
                                                        ------------
             Total Utilities                            $  1,723,251
                                                        ------------
             TOTAL PREFERRED STOCKS
             (Cost $5,461,276)                          $  5,253,129
                                                        ------------
             COMMON STOCKS - 92.8%
             Energy - 11.3%
             Coal & Consumable Fuels - 1.2%
 7,206,500   Adaro Energy PT                            $  1,564,767
                                                        ------------
             Integrated Oil & Gas - 3.7%
    49,209   Gazprom OAO (A.D.R.)*                      $    925,621
    23,772   Lukoil Holding, Ltd. (A.D.R.)*                1,224,258
    41,492   Petrobras Brasileiro SA (A.D.R.)*             1,236,462
   286,998   Surgutneftegaz OAO (A.D.R.)*                  1,219,742
                                                        ------------
                                                        $  4,606,083
                                                        ------------
             Oil & Gas Exploration & Production - 5.2%
   952,100   CNOOC, Ltd.                                $  1,622,873
    26,056   Novatek OAO (G.D.R.)*                         1,858,771
    66,357   OGX Petroleo e Gas Participacoes SA*            618,484
   108,551   Pacific Rubiales Energy Corp.*                2,451,283
                                                        ------------
                                                        $  6,551,411
                                                        ------------
             Oil & Gas Refining & Marketing - 1.2%
    81,520   Tupras-Turkiye Petrol Rafinerileri A.S.*   $  1,480,313
                                                        ------------
             Total Energy                               $ 14,202,574
                                                        ------------
             Materials - 16.0%
             Construction Materials - 1.6%
 1,198,800   PT Indocement Tunggal Prakarsa Tbk         $  2,065,901
                                                        ------------
             Diversified Metals & Mining - 4.1%
    89,907   Eurasian Natural Resources Corp.           $  1,141,140
    17,765   Freeport-McMoRan Copper & Gold, Inc.
             (Class B)                                     1,050,444
    79,330   Norilsk Nickel OAO (A.D.R.)*(b)               1,146,319
   738,254   Nuevo Grupo Mexico SA                         1,756,712
                                                        ------------
                                                        $  5,094,615
                                                        ------------
             Forest Products - 1.6%
   222,841   Duratex SA*                                $  2,021,267
                                                        ------------
             Gold - 2.7%
   110,710   Gold Fields, Ltd.                          $  1,493,038
   104,045   IAMGOLD Corp.                                 1,839,516
                                                        ------------
                                                        $  3,332,554
                                                        ------------
             Precious Metals & Minerals - 1.3%
    34,780   Compania de Minas Buenaventura S.A.A.      $  1,336,943
    28,373   Polymetal OAO*                                  356,081
                                                        ------------
                                                        $  1,693,024
                                                        ------------
             Steel - 4.7%
    22,649   Kumba Iron Ore, Ltd.                       $    936,125
   241,927   MMX Mineracao e Metals SA*                    1,419,897
   113,594   Severstal OAO (G.D.R.)*                       1,110,949
   113,522   Vale SA (A.D.R.) (b)                          2,386,232
                                                        ------------
                                                        $  5,853,203
                                                        ------------
             Total Materials                            $ 20,060,564
                                                        ------------
             Capital Goods - 3.2%
             Construction & Engineering - 1.6%
 1,573,400   China Railways Construction Corp.*         $  1,971,831
                                                        ------------
             Construction & Farm Machinery &
             Heavy Trucks - 1.6%
    10,493   Hyundai Heavy Industries, Ltd.*            $  1,999,220
                                                        ------------
             Total Capital Goods                        $  3,971,051
                                                        ------------
             Automobiles & Components - 7.6%
             Auto Parts & Equipment - 1.4%
    10,531   Hyundai Mobis, Ltd.*                       $  1,761,843
                                                        ------------
             Automobile Manufacturers - 4.1%
   976,000   Dongfeng Motor Group*                      $  1,110,446
    71,830   Kia Motors, Ltd.*                             1,903,893
   402,600   PT ASTRA International Tbk                    2,120,444
                                                        ------------
                                                        $  5,134,783
                                                        ------------
             Motorcycle Manufacturers - 2.1%
    18,610   Bajaj Auto, Ltd.*                          $    988,331
    36,941   Hero Honda Motors, Ltd.                       1,619,250
                                                        ------------
                                                        $  2,607,581
                                                        ------------
             Total Automobiles & Components             $  9,504,207
                                                        ------------
             Consumer Durables & Apparel - 2.1%
             Homebuilding - 1.1%
   199,976   MRV Engenharia SA                          $  1,417,087
                                                        ------------
             Household Appliances - 1.0%
    36,910   Woongjin Coway Co., Ltd.*                  $  1,232,608
                                                        ------------
             Total Consumer Durables & Apparel          $  2,649,695
                                                        ------------
             Retailing - 1.9%
             Department Stores - 1.9%
    61,390   Lojas Renner SA*                           $  1,685,858
   792,600   New World Department Store China, Ltd.          719,030
                                                        ------------
                                                        $  2,404,888
                                                        ------------
             Total Retailing                            $  2,404,888
                                                        ------------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                     Value
             Food & Drug Retailing - 1.5%
             Food Retail - 1.5%
    58,109   X-5 Retail Group NV (G.D.R.)*             $  1,935,610
                                                       ------------
             Total Food & Drug Retailing               $  1,935,610
                                                       ------------
             Food, Beverage & Tobacco - 2.0%
             Agricultural Products - 1.0%
 1,240,000   Chaoda Modern Agriculture, Ltd.*          $  1,211,601
                                                       ------------
             Tobacco - 1.0%
   204,453   ITC, Ltd.*                                $  1,332,629
                                                       ------------
             Total Food, Beverage & Tobacco            $  2,544,230
                                                       ------------
             Household & Personal Products - 4.3%
             Household Products - 1.1%
     4,946   LG Household & Health Care, Ltd.*         $  1,400,413
                                                       ------------
             Personal Products - 3.2%
     1,005   Amorepacific Corp.*                       $    853,336
   132,962   Hypermarcas SA*                              1,710,752
    63,377   Natura Cosmeticos SA                         1,408,965
                                                       ------------
                                                       $  3,973,053
                                                       ------------
             Total Household &
             Personal Products                         $  5,373,466
                                                       ------------
             Pharmaceuticals & Biotechnology - 2.5%
             Pharmaceuticals - 2.5%
   158,270   Aspen Pharmacare Holdings, Ltd.*          $  1,563,174
    94,208   Celltrion, Inc.*                             1,580,487
                                                       ------------
                                                       $  3,143,661
                                                       ------------
             Total Pharmaceuticals &
             Biotechnology                             $  3,143,661
                                                       ------------
             Banks - 19.3%
             Diversified Banks - 17.7%
   703,172   Asya Katilim Bankasi AS                   $  1,608,541
    98,741   Banco Bradesco SA (A.D.R.) (b)               1,566,032
   110,147   Banco do Brasil SA                           1,529,845
    70,178   Banco Itau SA (A.D.R.) (b)                   1,263,906
 2,670,500   Bank Mandiri Tbk*                            1,739,744
 2,411,900   China Construction Bank, Ltd.                1,940,752
 2,657,793   Chinatrust Financial Holding Co., Ltd.*      1,443,671
   954,600   CIMB Group Holdings Bhd                      2,058,622
   417,981   Grupo Fin Banorte SA                         1,587,483
    83,479   ICICI Bank, Ltd.                             1,531,978
 2,074,100   Industrial and Commercial Bank of
             China, Ltd.*                                 1,505,851
   379,146   Turkiye Garanti Bankasi AS                   1,572,508
   227,535   Turkiye Halk Bankasi AS                      1,677,821
   100,470   Woori Finance Holdings Co.*                  1,182,126
                                                       ------------
                                                       $ 22,208,880
                                                       ------------
             Thrifts & Mortgage Finance - 1.6%
    31,309   Housing Development Finance Corp., Ltd.   $  1,965,390
                                                       ------------
             Total Banks                               $ 24,174,270
                                                       ------------
             Diversified Financials - 1.1%
             Specialized Finance - 1.1%
   210,485   Rural Electrification Co., Ltd.*          $  1,371,521
                                                       ------------
             Total Diversified Financials              $  1,371,521
                                                       ------------
             Insurance - 2.5%
             Multi-Line Insurance - 2.5%
   417,000   China Pacific Insurance, Ltd.             $  1,643,812
    14,475   Powszechny Zaklad Ubezpieczen SA*            1,496,411
                                                       ------------
                                                       $  3,140,223
                                                       ------------
             Total Insurance                           $  3,140,223
                                                       ------------
             Real Estate - 1.4%
             Real Estate Development - 1.4%
 1,448,000   Agile Property Holdings, Ltd. (b)         $  1,477,473
   208,000   Highwealth Construction Corp.*                 328,935
                                                       ------------
                                                       $  1,806,408
                                                       ------------
             Total Real Estate                         $  1,806,408
                                                       ------------
             Software & Services - 2.8%
             IT Consulting & Other Services - 2.8%
    32,900   Infosys Technologies, Ltd. (A.D.R.)*      $  1,971,039
    94,285   Tata Consultancy Services, Ltd.*             1,512,690
                                                       ------------
                                                       $  3,483,729
                                                       ------------
             Total Software & Services                 $  3,483,729
                                                       ------------
             Technology Hardware & Equipment - 4.3%
             Computer Hardware - 1.8%
 1,027,260   Compal Electronics, Inc.                  $  1,219,280
   719,000   Wistron Corp.*                               1,050,438
                                                       ------------
                                                       $  2,269,718
                                                       ------------
             Electronic Components - 1.4%
    20,540   LG Display Co., Ltd.*                     $    681,321
     8,831   Samsung Electro Mechanics Co., Ltd.*         1,103,736
                                                       ------------
                                                       $  1,785,057
                                                       ------------
             Electronic Manufacturing Services - 1.1%
   375,866   Hon Hai Precision Industry, Ltd.          $  1,314,218
                                                       ------------
             Total Technology Hardware &
             Equipment                                 $  5,368,993
                                                       ------------
             Semiconductors - 5.1%
    68,070   Hynix Semiconductor, Inc.*                $  1,378,815
     4,852   Samsung Electronics, Ltd.*                   3,043,311
   199,030   Taiwan Semiconductor Manufacturing Co.
             (A.D.R.)*                                    1,942,533
                                                       ------------
                                                       $  6,364,659
                                                       ------------
             Total Semiconductors                      $  6,364,659
                                                       ------------
             Telecommunication Services - 3.9%
             Integrated Telecommunication Services - 1.0%
 2,652,000   China Telecom, Ltd.                       $  1,265,989
                                                       ------------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                        Value
            Wireless Telecommunication Services - 2.9%
   50,387   America Movil (A.D.R.) Series L S.A.B.* (b)   $  2,393,384
  130,000   China Mobile, Ltd.                               1,295,494
                                                          ------------
                                                          $  3,688,878
                                                          ------------
            Total Telecommunication Services              $  4,954,867
                                                          ------------
            TOTAL COMMON STOCKS
            (Cost $100,164,866)                           $116,454,616
                                                          ------------

 Principal
Amount ($)
             TEMPORARY CASH INVESTMENTS - 5.5%
             Securities Lending Collateral - 5.5% (c)
             Certificates of Deposit:
   199,847   Bank of Nova Scotia, 0.47%, 9/7/10      $    199,847
   199,847   Barclays, 0.30%, 7/23/10                     199,847
   219,832   CBA Financial, 0.56%, 1/3/11                 219,832
   199,847   Deutschebank, 0.30%, 7/19/10                 199,847
   119,908   DnB NOR Bank ASA NY, 0.49%, 8/26/10          119,908
   199,847   Rabobank Nederland NY, 0.23%, 7/6/10         199,847
   199,847   Royal Bank of Canada, 0.26%, 1/21/11         199,847
   199,847   Svenska NY, 0.265%, 7/19/10                  199,847
                                                     ------------
                                                     $  1,538,822
                                                     ------------
             Commercial Paper:
   119,908   American Honda Finance, 0.38%, 5/4/11   $    119,908
    79,939   American Honda Finance,
             0.38%, 4/15/11                                79,939
    26,439   Caterpillar Financial Services,
             0.47%, 8/20/10                                26,439
   199,884   Federal Home Loan Bank, 0.31%, 6/1/11        199,884
    79,928   NABPP, 0.28%, 7/19/10                         79,928
    99,879   PARFIN, 0.39%, 8/11/10                        99,879
   199,839   SOCNAM, 0.28%, 7/6/10                        199,839
   159,769   CHARF, 0.46%, 8/23/10                        159,769
   119,815   CLIPPR, 0.45%, 9/1/10                        119,815
    83,179   FAIRPP, 0.50%, 8/16/10                        83,179
    99,843   FASCO, 0.46%, 9/2/10                          99,843
    91,849   FASCO, 0.45%, 9/9/10                          91,849
   139,887   SRCPP, 0.26%, 7/7/10                         139,887
   140,220   STRAIT, 0.43%, 8/23/10                       140,220
    96,412   TBLLC, 0.40%, 8/9/10                          96,412
   199,807   Varfun, 0.29%, 7/26/10                       199,807
   180,685   CME, Inc., 1.00%, 8/6/10                     180,685
    59,966   GE Capital Corp., 0.64%, 8/20/10              59,966
    21,633   GE Capital Corp., 0.40%, 10/21/10             21,633
    21,782   GE Capital Corp., 0.35%, 10/6/10              21,782
    99,913   GE, 0.37%, 1/26/11                            99,913
    19,967   GE Capital Corp., 0.33%, 6/6/11               19,967
    22,284   John Deere Capital Corp.,
             0.32%, 7/16/10                                22,284
   169,000   JPMorgan Chase & Co., 0.57%, 9/24/10         169,000
   226,570   Santander, 0.30%, 7/23/10               $    226,570
   199,847   Toyota Motor Credit Corp.,
             0.35%, 1/10/11                               199,847
   119,915   Wachovia, 0.64%, 3/22/11                     119,915
    55,963   Wal-Mart Stores, Inc., 0.22%, 7/1/10          55,963
    79,925   WFC, 0.60%, 12/2/10                           79,925
   199,847   WSTPAC, 0.39%, 11/5/10                       199,847
                                                     ------------
                                                     $  3,413,894
                                                     ------------
             Tri-party Repurchase Agreements:
   250,732   Barclays, 0.1%, 7/1/10                  $    250,732
   499,618   Deutsche Bank, 0.3%, 7/1/10                  499,618
   599,542   RBS Securities, Inc., 0.5%, 7/1/10           599,542
                                                     ------------
                                                     $  1,349,892
                                                     ------------

   Shares
            Money Market Mutual Funds
  299,771   Blackrock Liquidity Temp Cash Fund     $    299,771
  299,771   Dreyfus Preferred Money Market Fund         299,771
                                                   ------------
                                                   $    599,542
                                                   ------------
            Total Securities Lending Collateral    $  6,902,150
                                                   ------------
            TOTAL TEMPORARY CASH
            INVESTMENTS
            (Cost $6,902,150)                      $  6,902,150
                                                   ------------
            TOTAL INVESTMENT IN
            SECURITIES - 102.5%
            (Cost $112,528,292) (a) (d)            $128,609,895
                                                   ------------
            OTHER ASSETS AND
            LIABILITIES - (2.5)%                   $ (3,169,839)
                                                   ------------
            TOTAL NET ASSETS - 100.0%              $125,440,056
                                                   ============

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-income producing security.

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $119,276,747 was as follows:

         Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost         $14,315,576
         Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value          (4,982,428)
                                                                  -----------
         Net unrealized gain                                      $ 9,333,148
                                                                  ===========

(b)      At June 30, 2010, the following securities were out on loan:

  Shares      Description                                  Value
 720,000      Agile Property Holdings, Ltd.                $  734,655
  49,000      America Movil (A.D.R.) Series L S.A.B. *      2,327,501
  97,400      Banco Bradesco SA (A.D.R.)                    1,544,764
  46,800      Norilsk Nickel OAO (A.D.R.) *                   676,260
  65,000      Banco Itau SA (A.D.R.)                        1,170,650
   5,000      Vale SA (A.D.R.)                                105,100
                                                           ----------
              Total                                        $6,558,931
                                                           ==========

8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

Brazil                                                               19.3%
South Korea                                                          14.9
India                                                                10.1
People's Republic of China                                           10.1
Russia                                                                6.8
Indonesia                                                             6.2
Taiwan                                                                6.0
Turkey                                                                5.2
Mexico                                                                4.7
Canada                                                                3.5
South Africa                                                          3.3
Hong Kong                                                             2.9
United States                                                         1.8
Malaysia                                                              1.7
United Kingdom                                                        1.2
Poland                                                                1.2
Peru                                                                  1.1
                                                                    -----
                                                                    100.0%
                                                                    =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $79,105,807 and $79,573,625, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                        Level 1       Level 2     Level 3       Total
Preferred Stocks     $ 5,253,129   $         -      $ -    $  5,253,129
Common Stocks         39,110,062    77,344,554        -     116,454,616
Temporary Cash
  Investments                  -     6,302,608        -       6,302,608
Money Market Mutual
   Funds                 599,542             -        -         599,542
                     -----------   -----------      ---    ------------
  Total              $44,962,732   $83,647,162      $ -    $128,609,895
                     ===========   ===========      ===    ============

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended         Year        Year
                                                            6/30/10       Ended        Ended
                                                          (unaudited)    12/31/09    12/31/08
Class I
Net asset value, beginning of period                      $   27.34     $  15.84     $  43.86
                                                          ---------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $    0.14     $   0.10     $   0.39
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           (2.27)       11.65       (23.10)
                                                          ---------     --------     --------
  Net increase (decrease) from investment
    operations                                            $   (2.13)    $  11.75     $ (22.71)
Distributions to shareowners:
 Net investment income                                        (0.14)       (0.25)       (0.13)
 Net realized gain                                               --           --        (5.18)
                                                          ---------     --------     --------
Total Distributions                                       $   (0.14)    $  (0.25)    $  (5.31)
                                                          ---------     --------     --------
Redemption Fee                                            $      --     $     --     $     --
                                                          ---------     --------     --------
Net increase (decrease) in net asset value                $   (2.27)    $  11.50     $ (28.02)
                                                          ---------     --------     --------
Net asset value, end of period                            $   25.07     $  27.34     $  15.84
                                                          =========     ========     ========
Total return*                                                 (7.82)%      74.64%      (58.20)%
Ratio of net expenses to average net assets+                   1.36%**      1.45%        1.52%
Ratio of net investment income to average net assets+          1.12%**      0.72%        1.44%
Portfolio turnover rate                                         123%**        60%          65%
Net assets, end of period (in thousands)                  $  53,428     $ 54,690     $ 24,424
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.36%**      1.45%        1.52%
 Net investment income                                         1.12%**      0.72%        1.44%

                                                             Year          Year          Year
                                                            Ended         Ended         Ended
                                                           12/31/07      12/31/06      12/31/05
Class I
Net asset value, beginning of period                      $   34.26      $ 28.09      $  20.48
                                                          ---------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                    $    0.11      $  0.27      $   0.22
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           13.83         8.83          7.51
                                                          ---------      -------      --------
  Net increase (decrease) from investment
    operations                                            $   13.94      $  9.10      $   7.73
Distributions to shareowners:
 Net investment income                                        (0.20)       (0.16)        (0.12)
 Net realized gain                                            (4.14)       (2.77)           --
                                                          ---------      -------      --------
Total Distributions                                       $   (4.34)     $ (2.93)     $  (0.12)
                                                          ---------      -------      --------
Redemption Fee                                            $     --       $  0.00(a)   $     --
                                                          ---------      -------      --------
Net increase (decrease) in net asset value                $    9.60      $  6.17      $   7.61
                                                          ---------      -------      --------
Net asset value, end of period                            $   43.86      $ 34.26      $  28.09
                                                          =========      =======      ========
Total return*                                                 42.86%       35.77%        37.95%
Ratio of net expenses to average net assets+                   1.40%        1.51%         1.75%
Ratio of net investment income to average net assets+          0.41%        0.84%         0.94%
Portfolio turnover rate                                          54%          49%           74%
Net assets, end of period (in thousands)                  $  47,612      $12,919      $ 11,205
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.40%        1.51%         1.77%
 Net investment income                                         0.41%        0.84%         0.92%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended         Year        Year
                                                            6/30/10       Ended        Ended
                                                          (unaudited)    12/31/09    12/31/08
Class II
Net asset value, beginning of period                      $   26.94      $ 15.62      $  43.32
                                                          ---------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                    $    0.12      $  0.07      $   0.31
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           (2.25)       11.44        (22.80)
                                                          ---------      -------      --------
  Net increase (decrease) from investment
    operations                                            $   (2.13)     $ 11.51      $ (22.49)
Distributions to shareowners:
 Net investment income                                        (0.09)       (0.19)        (0.03)
 Net realized gain                                               --           --         (5.18)
                                                          ---------      -------      --------
Total Distributions                                       $   (0.09)     $ (0.19)     $  (5.21)
                                                          ---------      -------      --------
Redemption Fee                                            $      --      $    --      $     --
                                                          ---------      -------      --------
Net increase (decrease) in net asset value                $   (2.22)     $ 11.32      $ (27.70)
                                                          ---------      -------      --------
Net asset value, end of period                            $   24.72      $ 26.94      $  15.62
                                                          =========      =======      ========
Total return*                                                 (7.93)%      74.02%       (58.30)%
Ratio of net expenses to average net assets+                   1.61%**      1.69%         1.76%
Ratio of net investment income to average net assets+          0.86%**      0.45%         1.24%
Portfolio turnover rate                                         123%**        60%           65%
Net assets, end of period (in thousands)                  $  72,012      $82,930      $ 38,143
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.61%**      1.69%         1.76%
 Net investment income                                         0.86%**      0.45%         1.24%


                                                             Year          Year          Year
                                                            Ended         Ended         Ended
                                                           12/31/07      12/31/06      12/31/05
Class II
Net asset value, beginning of period                      $   33.92      $  27.84     $  20.33
                                                          ---------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $    0.10      $   0.17     $   0.15
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           13.58          8.79         7.46
                                                          ---------      --------     --------
  Net increase (decrease) from investment
    operations                                            $   13.68      $   8.96     $   7.61
Distributions to shareowners:
 Net investment income                                        (0.14)        (0.11)       (0.10)
 Net realized gain                                            (4.14)        (2.77)          --
                                                          ---------      --------     --------
Total Distributions                                       $   (4.28)     $  (2.88)    $  (0.10)
                                                          ---------      --------     --------
Redemption Fee                                            $      --      $   0.00(a)  $     --
                                                          ---------      --------     --------
Net increase (decrease) in net asset value                $    9.40      $   6.08     $   7.51
                                                          ---------      --------     --------
Net asset value, end of period                            $   43.32      $  33.92     $  27.84
                                                          =========      ========     ========
Total return*                                                 42.45%        35.51%       37.60%
Ratio of net expenses to average net assets+                   1.64%         1.75%        1.97%
Ratio of net investment income to average net assets+          0.31%         0.57%        0.70%
Portfolio turnover rate                                          54%           49%          74%
Net assets, end of period (in thousands)                  $  85,981      $ 58,130     $ 44,026
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.64%         1.75%        1.99%
 Net investment income                                         0.31%         0.57%        0.68%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $6,558,931) (cost $112,528,292)     $ 128,609,895
 Cash                                                                                             1,087,659
 Foreign currencies, at value (cost $384,249)                                                       385,299
 Receivables --
 Investment securities sold                                                                       2,266,962
 Portfolio shares sold                                                                              137,394
 Dividends and interest                                                                             389,579
 Forward foreign currency settlement contracts, net                                                     379
 Other                                                                                                5,303
                                                                                              -------------
  Total assets                                                                                $ 132,882,470
                                                                                              -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $     432,335
 Portfolio shares repurchased                                                                        23,650
 Upon return of securities loaned                                                                 6,902,150
 Due to Pioneer Investment Management, Inc.                                                             127
 Due to affiliates                                                                                    4,797
 Accrued expenses                                                                                    25,016
 Reserve for repatriation of taxes                                                                   54,339
                                                                                              -------------
  Total liabilities                                                                           $   7,442,414
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 123,505,283
 Undistributed net investment income                                                                638,373
 Accumulated net realized loss on investments and foreign currency transactions                 (14,732,344)
 Net unrealized gain on investments                                                              16,027,264
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                       1,480
                                                                                              -------------
  Total net assets                                                                            $ 125,440,056
                                                                                              =============
NET ASSET VALUE PER SHARE:
 Class I (based on $53,428,200/2,131,005 shares)                                              $       25.07
                                                                                              =============
 Class II (based on $72,011,856/2,912,793 shares)                                             $       24.72
                                                                                              =============

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $114,920)                                   $   1,645,697
 Income from securities loaned, net                                                              6,066
                                                                                         -------------
  Total investment income                                                                                    $   1,651,763
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $     760,550
 Transfer agent fees
 Class I                                                                                         1,130
 Class II                                                                                        1,130
 Distribution fees
 Class II                                                                                       97,559
 Administrative reimbursements                                                                  19,933
 Custodian fees                                                                                 68,619
 Professional fees                                                                              32,779
 Printing expense                                                                                9,312
 Fees and expenses of nonaffiliated trustees                                                     3,526
 Miscellaneous                                                                                  18,517
  Total expenses                                                                                             $   1,013,055
                                                                                                             -------------
   Net investment income                                                                                     $     638,708
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                             $   7,973,344
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          (330,650)      $   7,642,694
                                                                                         -------------       -------------
 Change in net unrealized gain (loss) on:
 Investments                                                                             $ (19,623,950)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                            (2,381)      $ (19,626,331)
                                                                                         -------------       -------------
 Net loss on investments and foreign currency transactions                                                   $ (11,983,637)
                                                                                                             -------------
 Net decrease in net assets resulting from operations                                                        $ (11,344,929)
                                                                                                             =============

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                                                             Six Months
                                                                                                Ended
                                                                                               6/30/10          Year Ended
                                                                                             (unaudited)         12/31/09
FROM OPERATIONS:
Net investment income                                                                      $     638,708      $     542,705
Net realized gain (loss) on investments and foreign currency transactions                      7,642,694        (12,447,173)
Change in net unrealized gain (loss) on investments and foreign currency transactions        (19,626,331)        63,746,789
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $ (11,344,929)     $  51,842,321
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.14 and $0.25 per share, respectively)                                        $    (290,578)     $    (469,410)
  Class II ($0.09 and $0.19 per share, respectively)                                            (249,145)          (457,301)
                                                                                           -------------      -------------
    Total distributions to shareowners                                                     $    (539,723)     $    (926,711)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  23,315,799      $  57,138,785
Reinvestment of distributions                                                                    539,723            926,711
Cost of shares repurchased                                                                   (24,150,743)       (33,928,034)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from portfolio share transactions        $    (295,221)     $  24,137,462
                                                                                           -------------      -------------
  Net increase (decrease) in net assets                                                    $ (12,179,873)     $  75,053,072
NET ASSETS:
Beginning of period                                                                          137,619,929         62,566,857
                                                                                           -------------      -------------
End of period                                                                              $ 125,440,056      $ 137,619,929
                                                                                           =============      =============
Undistributed net investment income                                                        $     638,373      $     539,388
                                                                                           =============      =============

                                    '10 Shares       '10 Amount         '09 Shares        '09 Amount
                                   (unaudited)       (unaudited)
CLASS I
Shares sold                           427,602      $  11,614,375           913,235      $  19,198,284
Reinvestment of distributions          11,163            290,578            22,428            469,410
Less shares repurchased              (308,402)        (8,186,808)         (476,941)       (10,284,557)
                                     --------      -------------        ----------      -------------
  Net increase                        130,363      $   3,718,145           458,722      $   9,383,137
                                     ========      =============        ==========      =============
CLASS II
Shares sold                           447,253      $  11,701,424         1,796,995      $  37,940,501
Reinvestment of distributions           9,706            249,145            22,124            457,301
Less shares repurchased              (622,723)       (15,963,935)       (1,182,724)       (23,643,477)
                                     --------      -------------        ----------      -------------
  Net increase (decrease)            (165,764)     $  (4,013,366)          636,395      $  14,754,325
                                     ========      =============        ==========      =============

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers will be made by utilizing an independent service that applies the appropriate fair value methods.

   The Portfolio may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2010, the Portfolio paid no such taxes.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of June 30, 2010, the Portfolio had $54,339 in reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings on a federal income tax basis at December 31, 2009, were as follows:

-----------------------------------------------
                                        2009
-----------------------------------------------
  Distributions paid from:
  Ordinary Income                   $   926,711
  Long-term capital gain                     --
                                    -----------
    Total distributions             $   926,711
                                    -----------
  Distributable Earnings:
  Undistributed ordinary income     $   539,388
  Capital loss carryforward         (15,626,582)
  Unrealized appreciation            28,906,619
                                    -----------
    Total                           $13,819,425
                                    ===========
-----------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $152,147 in commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,056 in management fees, administrative costs and certain others reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $251 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates"

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

reflected on the Statement of Assets and Liabilities is $490 in distribution fees payable to PFD at June 30, 2010.

5. Forward Foreign Currency Contracts
During the six months ended June 30, 2010, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting hedge contract. At June 30, 2010, the Portfolio had no outstanding portfolio hedges. At June 30, 2010, the Portfolio's gross forward currency settlement contracts receivable and payable were $1,301,195 and $1,300,816, respectively, resulting in a net receivable of $379. The average number of contracts open during the six months ended June 30, 2010 was $634,550,217.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of June 30, 2010 were as follows:

------------------------------------------------------------------------------------------------------------------
   Derivatives Not Accounted
   for as Hedging Instruments
   under Accounting Standards              Asset Derivatives 2010                  Liabilities Derivatives 2010
     Codification (ASC) 815       ---------------------------------------   --------------------------------------
 (formerly FASB Statement 133)    Balance Sheet Location      Fair Value    Balance Sheet Location      Fair Value
------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts       Receivables*                   $379       Payables                       $--
                                                                 ----                                      ---
  Total                                                          $379                                      $--
                                                                 ====                                      ===
------------------------------------------------------------------------------------------------------------------

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010 was as follows:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Change in
   Derivatives Not Accounted                                                                                   Unrealized Gain
   for as Hedging Instruments                                                                                   or (Loss) on
   Under Accounting Standards                                                             Realized Gain or       Derivatives
     Codification (ASC) 815                   Location of Gain or (Loss)               (Loss) on Derivatives    Recognized in
 (formerly FASB Statement 133)           On Derivatives Recognized in Income            Recognized in Income       Income
------------------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized loss on forward foreign currency         $(330,650)
                                contracts and other assets and liabilities
                                denominated in foreign currencies
 Foreign Exchange Contracts     Change in unrealized gain (loss) on forward foreign                               $ (2,381)
                                currency contracts and other assets and liabilities
                                denominated in foreign currencies
------------------------------------------------------------------------------------------------------------------------------

7. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Emerging Markets VCT Portfolio

Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Christopher J. Kelley, Secretary                  Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[Logo] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      6
  Financial Statements                                                        10
  Notes to Financial Statements                                               15
  Trustees, Officers and Service Providers                                    18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.6%
Temporary Cash Investments                                                  3.7%
Depositary Receipts for International Stocks                                0.7%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 15.5%
Consumer Staples                                                           14.9%
Utilities                                                                  14.7%
Industrials                                                                12.5%
Materials                                                                   9.2%
Health Care                                                                 8.6%
Consumer Discretionary                                                      8.6%
Energy                                                                      7.4%
Information Technology                                                      4.9%
Telecommunication Services                                                  3.7%


Five Largest Holdings
(As a percentage of equity holdings)

1.  Questar Corp.                                                          3.78%
2.  Valspar Corp.                                                          3.21
3.  Johnson Controls, Inc.                                                 2.77
4.  Emerson Electric Co.                                                   2.68
5.  PACCAR, Inc.                                                           2.55

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                          6/30/10           12/31/09
  Class I                                          $16.22            $16.75
  Class II                                         $16.31            $16.85


                               Net
Distributions per Share        Investment        Short-Term        Long-Term
(12/31/09 - 6/30/10)           Income            Capital Gains     Capital Gains
  Class I                      $0.2100           $  -              $  -
  Class II                     $0.1900           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

              Pioneer Equity            Pioneer Equity
              Income VCT Portfolio,     Income  VCT Portfolio,      Russell 1000
              Class I                   Class II                    Value Index

6/00          10,000                    10,000                      10,000
              11,055                    11,027                      11,034
6/02          10,127                    10,070                      10,046
               9,754                     9,676                       9,943
6/04          11,492                    11,373                      12,045
              13,120                    12,954                      13,738
6/06          14,776                    14,551                      15,400
              18,000                    17,676                      18,767
6/08          15,550                    15,232                      15,243
              11,080                    10,827                      10,818
6/10          13,097                    12,764                      12,648


The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

--------------------------------------------------------------------------------
                                                    Class I            Class II
--------------------------------------------------------------------------------
10 Years                                             2.73%              2.47%
5 Years                                             -0.04%             -0.30%
1 Year                                              18.20%             17.89%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2010, through June 30, 2010.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/10        $1,000.00        $1,000.00
       Ending Account Value on 6/30/10          $  980.30        $  978.70
       Expenses Paid During Period*             $    3.73        $    4.96

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for Class I and II, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2010, through June 30, 2010.


       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/10        $1,000.00        $1,000.00
       Ending Account Value on 6/30/10          $1,021.03        $1,019.79
       Expenses Paid During Period*             $    3.81        $    5.06

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for Class I and II, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2010, and the Portfolio's performance. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income VCT Portfolio.


Q: Please discuss the investment environment for the Portfolio during the six months ended June 30, 2010.

A: After a fairly sharp "correction" between the middle of January and the middle of February, the stock market staged a strong recovery almost until the end of April. Serious concerns then emerged about financial problems in some of the European countries, most particularly Greece, and the possible repercussions for the rest of the global economy. The market proceeded to retrace its whole course for the year, and then some. With the problems in Europe, people are also focusing anew on our own Federal and state budget deficits here in the United States, and on our still-high unemployment. From a "glass half full" outlook, many investors have once more gone to a "glass half empty" outlook.

   Despite that setback for the market, we remain generally optimistic. Certainly the so-called "sovereign debt" worries are legitimate, but we think that the powerful forces of economic recovery should be able to overcome those obstacles. As we talk with the managements of the companies in which we have invested the Portfolio's assets, we are impressed with the plans for growth that so many of the managements have, as well as with the sound financial condition of most of their companies. Dividends are growing again, and mergers and acquisitions are stimulating interest in the market almost on a daily basis. With many investors still not "back in the market" after the severe market setback of 2008, we are also nowhere near an "overbought" condition. Indeed, if some of those investors restore an allocation to stocks over the next couple of years, they could provide considerable support for stock prices. Right now, though, we are passing through a storm, even if it does, to us, look like a potentially attractive buying opportunity.

Q: How did the Portfolio perform during the six-month period ended June 30, 2010?

A: Pioneer Equity Income VCT Portfolio Class I shares returned -1.97% at net asset value over the six months ended June 30, 2010, and Class II shares returned -2.13%; while the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned -5.12%. Over the same period, the average return of the 61 variable portfolios in Lipper's Equity Income Underlying Funds category was -5.68%.

Q: What strategies added or detracted most from the performance of the Portfolio over the six months ended June 30, 2010?

A: Contributing positively to performance were the Portfolio's underweights in the lagging energy, health care, information technology, and telecommunications sectors, and our good stock selection in the likewise-lagging materials sector. On the other hand, the Portfolio was somewhat underweight the above average-performing consumer discretionary sector, and within that sector we had less-than-benchmark exposure to some of the retailing, automotive, and other stocks with especially strong performance. The overall effect of the Portfolio's sector weights and stock selections was a meaningful outperformance of the benchmark Russell Index.

Q: The Portfolio typically has a high regard for dividends. The recession saw many companies cutting their dividends or failing to raise them. Has the rally in the market and the global economic recovery brought improvement in the dividend picture?

A: Yes, thank goodness. Companies have been more generous with dividend payments since the economy turned positive. We are both seeing dividend increases from portfolio holdings and finding numerous, attractive, dividend-paying stocks in the marketplace. There is concern among investors over likely increases in the maximum Federal tax rate on dividends starting in 2011, but we shall face that issue when we have to. For now, companies have been reporting much better earnings in the


A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   recovering economy, and many of them are passing along a portion of those earnings to their shareholders.

Q: What stocks did you add to or remove from the Portfolio over the six months ended June 30, 2010?

A: During the period, we added eleven positions to the Portfolio and liquidated seven. New additions included Helmerich & Payne, sophisticated contract driller of oil and gas wells in North and South America, with special expertise in the land rigs needed to develop new gas reserves in the United States; Lockheed Martin and Northrup Grumman, prominent defense and aerospace companies that we found selling at quite reasonable prices because of what appeared to be misplaced investor anxiety over the Federal defense budget; Sara Lee, a diversified, worldwide food and consumer products company that appears finally to be achieving greater efficiencies and profitability; and Applied Materials, an out-of-favor but, we think, formidable supplier of semiconductor-manufacturing equipment. We also added Walgreen, a leading drug retailer with an excellent long-term record of growth; Pfizer, a large pharmaceutical supplier, selling at a price, we thought, reflecting much worse prospects than are likely; and Automatic Data Processing, provider of payroll, human resources and other services to a wide range of corporate customers.

   Also new to the Portfolio were two utilities, Wisconsin Energy and DPL; and AT&T, a name the Portfolio has owned in the past.

   Sold for a variety of reasons, but generally because we thought either that the stocks had reached fair value or that there were more appealing alternatives, were Royal Dutch Shell, Caterpillar, Coca-Cola, FirstEnergy, Deere, McDonald's, and PPL.

Q: What is your outlook for the rest of 2010, and how might that outlook influence your investment approach?

A: It is too early to tell how the European financial crisis will be resolved and what long-term effects it may have on global markets. We think, again, that the world economy is resilient enough to absorb the stresses resulting from that crisis, but we are of course watching the situation closely. To the extent that stocks continue to sell off in response to news events related to the problems with European sovereign debt and other "macro" issues (North Korea? Iran? Icelandic volcanoes?), rather than fundamental, earnings-related issues, we would be inclined to see buying opportunities, not reasons to sell. Of course the so-called macro events can weigh on companies in the near term and even affect earnings. It has been our observation over many years, however, that well-managed companies can usually find "ways to cope," or strategies for success even in trying times. Always it has been our intention to invest the assets of the Portfolio in companies with good managements - managements that are astute, honest, forward-looking, adaptable, and shareholder oriented. That will be our goal during the months ahead, and we hope that it will stand the Portfolio in good stead.

   Thank you as always for your support.




   Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                              Value
                  COMMON STOCKS - 99.0%
                  Energy - 7.3%
                  Integrated Oil & Gas - 5.2%
      22,874      Chevron Corp.                                    $  1,552,230
      32,061      ConocoPhillips, Inc.                                1,573,874
      19,342      Exxon Mobil Corp.                                   1,103,848
      82,714      Marathon Oil Corp.                                  2,571,578
                                                                   ------------
                                                                   $  6,801,530
                                                                   ------------
                  Oil & Gas Drilling - 0.9%
      30,722      Helmerich & Payne, Inc.                          $  1,121,967
                                                                   ------------
                  Oil & Gas Storage & Transportation - 1.2%
      79,557      Spectra Energy Corp.                             $  1,596,709
                                                                   ------------
                  Total Energy                                     $  9,520,206
                                                                   ------------
                  Materials - 9.1%
                  Diversified Chemical - 1.4%
      52,435      E.I. du Pont de Nemours and Co.                  $  1,813,727
                                                                   ------------
                  Diversified Metals & Mining - 2.3%
      41,545      Compass Minerals International, Inc.             $  2,919,783
                                                                   ------------
                  Paper Packaging - 0.7%
      30,930      Sonoco Products Co.                              $    942,746
                                                                   ------------
                  Specialty Chemicals - 3.2%
     137,094      Valspar Corp.                                    $  4,129,271
                                                                   ------------
                  Steel - 1.5%
      24,369      Carpenter Technology, Inc.                       $    800,034
      30,979      Nucor Corp. (b)                                     1,185,876
                                                                   ------------
                                                                   $  1,985,910
                                                                   ------------
                  Total Materials                                  $ 11,791,437
                                                                   ------------
                  Capital Goods - 11.5%
                  Aerospace & Defense - 2.7%
      14,152      Lockheed Martin Corp.                            $  1,054,324
      16,506      Northrop Grumman Corp.*                               898,587
      23,424      United Technologies Corp.                           1,520,452
                                                                   ------------
                                                                   $  3,473,363
                                                                   ------------
                  Construction & Farm Machinery &
                  Heavy Trucks - 2.5%
      82,130      PACCAR, Inc.                                     $  3,274,523
                                                                   ------------
                  Electrical Component & Equipment - 2.7%
      78,911      Emerson Electric Co.                             $  3,447,622
                                                                   ------------
                  Industrial Machinery - 3.6%
      27,905      Gorman-Rupp Co.                                  $    699,020
      38,571      Illinois Tool Works, Inc.                           1,592,211
      29,408      Snap-On, Inc.                                       1,203,081
      45,548      The Timken Co.                                      1,183,793
                                                                   ------------
                                                                   $  4,678,105
                                                                   ------------
                  Total Capital Goods                              $ 14,873,613
                                                                   ------------
                  Commercial Services & Supplies - 0.9%
                  Office Services & Supplies - 0.9%
      49,013      Mine Safety Appliances Co.                       $  1,214,542
                                                                   ------------
                  Total Commercial Services
                  & Supplies                                       $  1,214,542
                                                                   ------------
                  Automobiles & Components - 2.7%
                  Auto Parts & Equipment - 2.7%
     132,452      Johnson Controls, Inc.                           $  3,558,985
                                                                   ------------
                  Total Automobiles & Components                   $  3,558,985
                                                                   ------------
                  Consumer Durables & Apparel - 1.7%
                  Apparel, Accessories & Luxury Goods - 1.7%
      30,665      VF Corp.                                         $  2,182,735
                                                                   ------------
                  Total Consumer Durables &
                  Apparel                                          $  2,182,735
                                                                   ------------
                  Consumer Services - 1.1%
                  Leisure Facilities - 1.1%
     114,555      Cedar Fair, L.P.                                 $  1,411,318
                                                                   ------------
                  Total Consumer Services                          $  1,411,318
                                                                   ------------
                  Media - 0.7%
                  Publishing - 0.7%
      30,883      Reed Elsevier Plc                                $    904,872
                                                                   ------------
                  Total Media                                      $    904,872
                                                                   ------------
                  Retailing - 2.3%
                  Distributors - 1.3%
      42,896      Genuine Parts Co.                                $  1,692,247
                                                                   ------------
                  Home Improvement Retail - 1.0%
      62,231      Lowe's Companies, Inc.                           $  1,270,757
                                                                   ------------
                  Total Retailing                                  $  2,963,004
                                                                   ------------
                  Food & Drug Retailing - 1.4%
                  Drug Retail - 0.4%
      18,400      Walgreen Co.                                     $    491,280
                                                                   ------------
                  Food Distributors - 1.0%
      46,598      Sysco Corp.                                      $  1,331,305
                                                                   ------------
                  Total Food & Drug Retailing                      $  1,822,585
                                                                   ------------
                  Food, Beverage & Tobacco - 8.7%
                  Packaged Foods & Meats - 8.7%
      49,136      General Mills, Inc.                              $  1,745,311
      64,967      H.J. Heinz Co., Inc.                                2,807,874
      54,789      Hershey Foods Corp.                                 2,626,037
      38,564      Kellogg Co.                                         1,939,769
      54,446      Sara Lee Corp.                                        767,689
      22,828      The J.M. Smucker Co.                                1,374,702
                                                                   ------------
                                                                   $ 11,261,382
                                                                   ------------
                  Total Food, Beverage & Tobacco                   $ 11,261,382
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.  6

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                              Value
                  Household & Personal Products - 4.6%
                  Household Products - 4.6%
      28,963      Clorox Co.                                       $  1,800,340
      36,089      Colgate-Palmolive Co.                               2,842,370
      22,848      Procter & Gamble Co.                                1,370,423
                                                                   ------------
                                                                   $  6,013,133
                                                                   ------------
                  Total Household & Personal
                  Products                                         $  6,013,133
                                                                   ------------
                  Health Care Equipment & Services - 1.6%
                  Health Care Equipment - 1.6%
      49,533      Baxter International, Inc.                       $  2,013,021
                                                                   ------------
                  Total Health Care Equipment
                  & Services                                       $  2,013,021
                                                                   ------------
                  Pharmaceuticals & Biotechnology - 7.0%
                  Pharmaceuticals - 7.0%
      46,940      Abbott Laboratories Co.                          $  2,195,853
      83,005      Bristol-Myers Squibb Co.                            2,070,145
      43,078      Eli Lilly & Co.                                     1,443,113
      63,329      Merck & Co., Inc.                                   2,214,615
      78,144      Pfizer, Inc.                                        1,114,333
                                                                   ------------
                                                                   $  9,038,059
                                                                   ------------
                  Total Pharmaceuticals &
                  Biotechnology                                    $  9,038,059
                                                                   ------------
                  Banks - 3.9%
                  Diversified Banks - 2.7%
     113,987      U.S. Bancorp                                     $  2,547,609
      36,842      Wells Fargo & Co.                                     943,155
                                                                   ------------
                                                                   $  3,490,764
                                                                   ------------
                  Regional Banks - 1.2%
      67,060      SunTrust Banks, Inc.                             $  1,562,498
                                                                   ------------
                  Total Banks                                      $  5,053,262
                                                                   ------------
                  Diversified Financials - 3.6%
                  Asset Management & Custody Banks - 2.7%
      23,048      Northern Trust Corp.                             $  1,076,342
      35,307      T. Rowe Price Associates, Inc.                      1,567,278
      38,242      The Bank of New York Mellon Corp.                     944,195
                                                                   ------------
                                                                   $  3,587,815
                                                                   ------------
                  Diversified Finance Services - 0.9%
      31,059      JPMorgan Chase & Co.                             $  1,137,070
                                                                   ------------
                  Total Diversified Financials                     $  4,724,885
                                                                   ------------
                  Insurance - 5.5%
                  Life & Health Insurance - 1.2%
      35,292      Aflac, Inc.                                      $  1,505,910
                                                                   ------------
                  Property & Casualty Insurance - 4.3%
      62,775      Chubb Corp.                                      $  3,139,378
      39,475      Cincinnati Financial Corp. (b)                      1,021,218
      29,812      The Travelers Companies, Inc.                       1,468,241
                                                                   ------------
                                                                   $  5,628,837
                                                                   ------------
                  Total Insurance                                  $  7,134,747
                                                                   ------------
                  Real Estate - 2.2%
                  Office Real Estate Investment Trust - 0.7%
      14,504      Alexandria Real Estate Equities, Inc. (b)        $    919,118
                                                                   ------------
                  Retail Real Estate Investment Trust - 0.5%
      17,560      Regency Centers Corp. (b)                        $    604,064
                                                                   ------------
                  Specialized Real Estate Investment Trust - 1.0%
      38,422      Nationwide Health Properties, Inc.               $  1,374,355
                                                                   ------------
                  Total Real Estate                                $  2,897,537
                                                                   ------------
                  Software & Services - 0.5%
                  Data Processing & Outsourced Services - 0.5%
      15,456      Automatic Data Processing, Inc.                  $    622,259
                                                                   ------------
                  Total Software & Services                        $    622,259
                                                                   ------------
                  Semiconductors - 4.4%
                  Semiconductor Equipment - 0.4%
      46,093      Applied Materials, Inc.                          $    554,038
                                                                   ------------
                  Semiconductors - 4.0%
      61,546      Analog Devices, Inc.                             $  1,714,672
      67,790      Intel Corp.                                         1,318,516
      76,459      Microchip Technology Corp. (b)                      2,120,973
                                                                   ------------
                                                                   $  5,154,161
                                                                   ------------
                  Total Semiconductors                             $  5,708,199
                                                                   ------------
                  Telecommunication Services - 3.7%
                  Integrated Telecommunication Services - 3.7%
      46,457      AT&T Corp.                                       $  1,123,795
      67,114      CenturyLink, Inc. (b)                               2,235,567
      51,975      Verizon Communications, Inc.                        1,456,340
                                                                   ------------
                                                                   $  4,815,702
                                                                   ------------
                  Total Telecommunication Services                 $  4,815,702
                                                                   ------------
                  Utilities - 14.6%
                  Electric Utilities - 2.7%
      23,587      DPL, Inc.                                        $    563,729
      77,668      Duke Energy Corp.                                   1,242,688
      52,192      Southern Co.                                        1,736,950
                                                                   ------------
                                                                   $  3,543,367
                                                                   ------------
                  Gas Utilities - 8.1%
      60,695      AGL Resources, Inc.                              $  2,174,095
      70,717      EQT Corp.                                           2,555,712
      19,869      National Fuel Gas Co.                                 911,590
     106,663      Questar Corp.                                       4,852,100
                                                                   ------------
                                                                   $ 10,493,497
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

      Shares                                                              Value

                  Multi-Utilities - 3.8%
      81,261      NSTAR, Inc.                                      $  2,844,132
      44,164      Public Service Enterprise Group, Inc.               1,383,658
      12,874      Wisconsin Energy Corp.                                653,227
                                                                   ------------
                                                                   $  4,881,017
                                                                   ------------
                   Total Utilities                                 $ 18,917,881
                                                                   ------------
                   TOTAL COMMON STOCKS
                   (Cost $103,796,052)                             $128,443,364
                                                                   ------------

Principal
Amount ($)
                   TEMPORARY CASH INVESTMENTS - 3.9%
                   Securities Lending Collateral - 3.9% (c)
                   Certificates of Deposit:
     144,522       Bank of Nova Scotia, 0.47%, 9/7/10              $    144,522
     144,522       Barclays, 0.30%, 7/23/10                             144,522
     158,975       CBA Financial, 0.56%, 1/3/11                         158,975
     144,522       Deutschebank, 0.30%, 7/19/10                         144,522
      86,713       DnB NOR Bank ASA NY, 0.49%,
                   8/26/10                                               86,713
     144,523       Rabobank Nederland NY, 0.23%,
                   7/6/10                                               144,523
     144,522       Royal Bank of Canada, 0.26%,
                   1/21/11                                              144,522
     144,522       Svenska NY, 0.265%, 7/19/10                          144,522
                                                                   ------------
                                                                   $  1,112,821
                                                                   ------------
                   Commercial Paper:
      86,713       American Honda Finance, 0.38%,
                   5/4/11                                          $     86,713
      57,809       American Honda Finance, 0.38%,
                   4/15/11                                               57,809
      19,120       Caterpillar Financial Services, 0.47%,
                   8/20/10                                               19,120
     144,549       Federal Home Loan Bank, 0.31%,
                   6/1/11                                               144,549
      57,801       NABPP, 0.28%, 7/19/10                                 57,801
      72,229       PARFIN, 0.39%, 8/11/10                                72,229
     144,517       SOCNAM, 0.28%, 7/6/10                                144,517
     115,540       CHARF, 0.46%, 8/23/10                                115,540
      86,646       CLIPPR, 0.45%, 9/1/10                                 86,646
      60,152       FAIRPP, 0.50%, 8/16/10                                60,152
      72,203       FASCO, 0.46%, 9/2/10                                  72,203
      66,422       FASCO, 0.45%, 9/9/10                                  66,422
     101,161       SRCPP, 0.26%, 7/7/10                                 101,161
     101,402       STRAIT, 0.43%, 8/23/10                               101,402
      69,722       TBLLC, 0.40%, 8/9/10                                  69,722
     144,493       Varfun, 0.29%, 7/26/10                               144,493
     130,665       CME, Inc., 1.00%, 8/6/10                             130,665
      43,365       GE Capital Corp., 0.64%, 8/20/10                      43,365
      15,644       GE Capital Corp., 0.40%, 10/21/10                     15,644
      15,752       GE Capital Corp., 0.35%, 10/6/10                      15,752
      72,254       GE, 0.37%, 1/26/11                                    72,254
      14,440       GE Capital Corp., 0.33%, 6/6/11                       14,440
      16,115       John Deere Capital Corp., 0.32%,
                   7/16/10                                               16,115
     122,214       JPMorgan Chase & Co., 0.57%,
                   9/24/10                                              122,214
     163,847       Santander, 0.30%, 7/23/10                            163,847
     144,522       Toyota Motor Credit Corp., 0.35%,
                   1/10/11                                              144,522
      86,719       Wachovia, 0.64%, 3/22/11                              86,719
      40,471       Wal-Mart Stores, Inc., 0.22%, 7/1/10                  40,471
      57,799       WFC, 0.60%, 12/2/10                                   57,799
     144,522       WSTPAC, 0.39%, 11/5/10                               144,522
                                                                   ------------
                                                                   $  2,468,808
                                                                   ------------
                  Tri-party Repurchase Agreements:
     181,320      Barclays, 0.1%, 7/1/10                           $    181,320
     361,306      Deutsche Bank, 0.3%, 7/1/10                           361,306
     433,567      RBS Securities, Inc., 0.5%, 7/1/10                    433,567
                                                                   ------------
                                                                   $    976,193
                                                                   ------------
    Shares
                  Money Market Mutual Funds
     216,784      Blackrock Liquidity Temp Cash Fund               $    216,784
     216,784      Dreyfus Preferred Money Market Fund                   216,784
                                                                   ------------
                                                                   $    433,568
                                                                   ------------
                  Total Securities Lending
                  Collateral                                       $  4,991,390
                                                                   ------------
                  TOTAL TEMPORARY CASH
                  INVESTMENTS
                  (Cost $4,911,390)                                $  4,991,390
                                                                   ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 102.9%
                  (Cost $108,787,442) (a)                          $133,434,754
                                                                   ------------
                  OTHER ASSETS AND
                  LIABILITIES - (2.9)%                             $ (3,709,471)
                                                                   ------------
                  TOTAL NET ASSETS - 100.0%                        $129,725,283
                                                                   ============

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $108,892,428 was as follows:


         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost             $29,943,714
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value              (5,401,388)
                                                                     -----------
         Net unrealized gain                                         $24,542,326
                                                                     ===========


8   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(b)   At June 30, 2010, the following securities were out on loan:

     Shares          Security                                              Value
       14,300        Alexandria Real Estate Equities, Inc.            $  906,191
        8,500        CenturyLink, Inc.                                   283,135
        1,737        Cincinnati Financial Corp.                           44,936
       75,600        Microchip Technology Corp.                        2,097,144
       24,200        Nucor Corp.                                         926,376
       17,300        Regency Centers Corp.                               595,120
                                                                      ----------
                     Total                                            $4,852,902
                                                                      ==========

(c)     Securities lending collateral is managed by Credit Suisse AG, New York
        Branch.

        Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $10,940,163 and $20,258,559, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                          Level 1          Level 2      Level 3         Total
Common Stocks         $128,443,364      $        -        $-        $128,443,364
Temporary Cash
Investments                      -       4,557,822         -           4,557,822
Money Market Mutual
Funds                      433,568               -         -             433,568
                      ------------      ----------        --        ------------
Total                 $128,876,932      $4,557,822        $-        $133,434,754
                      ============      ==========        ==        ============


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         Six Months
                                                           Ended
                                                          6/30/10     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                        (unaudited)    12/30/09     12/31/08     12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                      $ 16.75      $ 15.18       $ 23.76     $  24.93     $  21.25     $  20.58
                                                          -------      -------       -------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.22      $  0.47       $  0.68     $   0.82     $   0.60     $   0.51
 Net realized and unrealized gain (loss) on
  investments                                               (0.54)        1.60         (7.42)       (0.53)        4.05         0.66
                                                          -------      -------       -------     --------     --------     --------
  Net increase (decrease) from investment
    operations                                            $ (0.32)     $  2.07       $ (6.74)    $   0.29     $   4.65     $   1.17
Distributions to shareowners:
 Net investment income                                      (0.21)       (0.50)        (0.57)       (0.65)       (0.60)       (0.50)
 Net realized gain                                             --           --         (1.27)       (0.81)       (0.37)          --
                                                          -------      -------       -------     --------     --------     --------
  Net increase (decrease) in net asset value              $ (0.53)     $  1.57       $ (8.58)    $  (1.17)    $   3.68     $   0.67
                                                          -------      -------       -------     --------     --------     --------
Net asset value, end of period                            $ 16.22      $ 16.75       $ 15.18     $  23.76     $  24.93     $  21.25
                                                          =======      =======       =======     ========     ========     ========
Total return*                                               (1.97)%      14.14%       (30.29)%       0.81%       22.45%        5.72%
Ratio of net expenses to average net assets+                 0.76%**      0.77%         0.75%        0.70%        0.69%        0.71%
Ratio of net investment income to average net assets+        2.36%**      3.02%         3.17%        2.59%        2.70%        2.56%
Portfolio turnover rate                                        16%**        33%           17%          31%          23%          22%
Net assets, end of period (in thousands)                  $83,548      $92,714       $93,110     $166,323     $310,682     $232,249

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                          Ended
                                                         6/30/10       Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                       (unaudited)      12/31/09    12/31/08     12/31/07     12/31/06     12/31/05
Class II
Net asset value, beginning of period                     $  16.85       $ 15.26      $ 23.89     $  25.07     $  21.37     $  20.68
                                                         --------       -------      -------     -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.20       $  0.69      $  0.62     $   0.62     $   0.56     $   0.45
 Net realized and unrealized gain (loss) on
  investments                                               (0.55)         1.36        (7.45)       (0.40)        4.06         0.68
                                                         ---------      -------      -------     --------     --------     --------
  Net increase (decrease) from investment
    operations                                           $  (0.35)      $  2.05      $ (6.83)    $   0.22     $   4.62     $   1.13
Distributions to shareholders:
 Net investment income                                      (0.19)        (0.46)       (0.53)       (0.59)       (0.55)       (0.44)
 Net realized gain                                              --           --        (1.27)       (0.81)       (0.37)          --
                                                         ---------      -------      -------     --------     --------     --------
  Net increase (decrease) in net asset value             $  (0.54)      $  1.59      $ (8.63)    $  (1.18)    $   3.70     $   0.69
                                                         ---------      -------      -------     --------     --------     --------
Net asset value, end of period                           $  16.31       $ 16.85      $ 15.26     $  23.89     $  25.07     $  21.37
                                                         ========       =======      =======     ========     ========     ========
Total return*                                               (2.13)%       13.89%      (30.48)%       0.54%       22.12%        5.52%
Ratio of net expenses to average net assets+                 1.01%**       1.01%        1.00%        0.95%        0.94%        0.96%
Ratio of net investment income to average net assets+        2.11%**       2.75%        2.92%        2.41%        2.45%        2.32%
Portfolio turnover rate                                        16%**         33%          17%          31%          23%          22%
Net assets, end of period (in thousands)                  $46,178       $50,249      $90,372     $153,810     $156,004     $127,459

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)

ASSETS:
 Investment in securities (including securities loaned of $4,852,902) (cost $108,787,442)                              $133,434,754
 Cash                                                                                                                     1,113,491
 Receivables --
   Portfolio shares sold                                                                                                    120,647
   Dividends                                                                                                                263,549
 Other                                                                                                                        1,138
                                                                                                                       ------------
  Total assets                                                                                                         $134,933,579
                                                                                                                       ------------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                                                                        $    188,509
   Upon return of securities loaned                                                                                       4,991,390
 Due to affiliates                                                                                                            3,018
 Accrued expenses                                                                                                            25,379
                                                                                                                       ------------
     Total liabilities                                                                                                 $  5,208,296
                                                                                                                       ------------
NET ASSETS:
 Paid-in capital                                                                                                       $159,390,649
 Undistributed net investment income                                                                                      1,915,049
 Accumulated net realized loss on investments                                                                           (56,227,727)
 Net unrealized gain on investments                                                                                      24,647,312
                                                                                                                       ------------
     Total net assets                                                                                                  $129,725,283
                                                                                                                       ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $83,547,541/5,151,632 shares)                                                                      $      16.22
                                                                                                                       ============
  Class II (based on $46,177,742/2,831,809 shares)                                                                     $      16.31
                                                                                                                       ============


12  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended 6/30/10


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $4,238)                                     $2,180,472
 Income from securities loaned, net                                                           3,496
                                                                                         ----------
  Total investment income                                                                                               $ 2,183,968
                                                                                                                        -----------
EXPENSES:
 Management fees                                                                         $  454,931
 Transfer agent fees
 Class I                                                                                        625
 Class II                                                                                       625
 Distribution fees
 Class II                                                                                    61,634
 Administrative reimbursements                                                               21,076
 Custodian fees                                                                               6,818
 Professional fees                                                                           31,391
 Printing expense                                                                             8,012
 Fees and expenses of nonaffiliated trustees                                                  3,334
 Miscellaneous                                                                                3,120
                                                                                         ----------
  Total expenses                                                                                                        $   591,566
                                                                                                                        -----------
  Net expenses                                                                                                          $   591,566
                                                                                                                        -----------
   Net investment income                                                                                                $ 1,592,402
                                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments                                                                                       $ 1,093,470
                                                                                                                        -----------
 Change in net unrealized gain on investments                                                                           $(5,205,426)
                                                                                                                        -----------
 Net loss on investments                                                                                                $(4,111,956)
                                                                                                                        -----------
 Net decrease in net assets resulting from operations                                                                   $(2,519,554)
                                                                                                                        ===========


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                                                                 Six Months
                                                                                                   Ended                  Year
                                                                                                  6/30/10                 Ended
                                                                                                (unaudited)             12/31/09
FROM OPERATIONS:
Net investment income                                                                          $  1,592,402            $  4,051,314
Net realized gain (loss) on investments                                                           1,093,470             (35,993,730)
Change in net unrealized gain (loss) on investments                                              (5,205,426)             46,103,027
                                                                                               ------------            ------------
  Net increase (decrease) in net assets resulting from operations                              $ (2,519,554)           $ 14,160,611
                                                                                               ------------            ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.21 and $0.50 per share, respectively)                                            $ (1,093,793)           $ (2,925,203)
  Class II ($0.19 and $0.46 per share, respectively)                                               (538,084)             (1,427,320)
                                                                                               ------------            ------------
    Total distributions to shareowners                                                         $ (1,631,877)           $ (4,352,523)
                                                                                               ------------            ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                               $  4,722,531            $ 15,375,642
Reinvestment of distributions                                                                     1,631,876               4,352,523
Cost of shares repurchased                                                                      (15,440,353)            (70,055,353)
                                                                                               ------------            ------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions            $ (9,085,946)           $(50,327,188)
                                                                                               ------------            ------------
  Net decrease in net assets                                                                   $(13,237,377)           $(40,519,100)
NET ASSETS:
Beginning of period                                                                             142,962,660             183,481,760
                                                                                               ------------            ------------
End of period                                                                                  $129,725,283            $142,962,660
                                                                                               ============            ============
Undistributed net investment income                                                            $  1,915,049            $  1,954,524
                                                                                               ============            ============


                                               '10 Shares            '10 Amount                '09 Shares               '09 Amount
                                              (unaudited)            (unaudited)
CLASS I
Shares sold                                     138,091              $  2,424,970                 511,797              $  7,407,462
Reinvestment of distributions                    63,930                 1,093,793                 198,310                 2,925,203
Less shares repurchased                        (584,241)              (10,016,801)             (1,310,295)              (19,354,398)
                                               --------              ------------              ----------              ------------
  Net decrease                                 (382,220)             $ (6,498,038)               (600,188)             $ (9,021,733)
                                               ========              ============              ==========              ============

CLASS II
Shares sold                                     132,841              $  2,297,561                 554,530              $  7,968,180
Reinvestment of distributions                    31,276                   538,083                  96,271                 1,427,320
Less shares repurchased                        (315,063)               (5,423,552)             (3,591,536)              (50,700,955)
                                               --------              ------------              ----------              ------------
  Net decrease                                 (150,946)             $ (2,587,908)             (2,940,735)             $(41,305,455)
                                               ========              ============              ==========              ============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The fair values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers will be made by utilizing an independent service that applies the appropriate fair value methods.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)

   securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

-------------------------------------------------------------------------------
                                                                        2009
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                   $  4,352,523
  Long-term capital gain                                                      --
                                                                    ------------
    Total distributions                                             $  4,352,523
                                                                    ============
  Distributable Earnings (Accumulated Losses):
  Undistributed ordinary income                                     $    143,908
  Capital loss carryforward                                          (55,405,595)
  Unrealized appreciation                                             29,747,752
                                                                    ------------
    Total                                                           $(25,513,935)
                                                                    ============

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $152,147 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion; and 0.60% of the Portfolio's average daily assets over $1 billion. Prior to January 1, 2010, management fees were calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,445 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $254 in transfer agent fees payable to PIMSS at June 30, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $319 payable to PFD at June 30, 2010.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.




                                                                   19610-04-0810
                                                            [Logo]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010




Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      6
  Financial Statements                                                        11
  Notes to Financial Statements                                               16
  Trustees, Officers and Service Providers                                    21


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED IN A PIE CHART IN THE PRINTED MATERIAL.]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                              90.1%
Depository Receipts for International Stocks     4.5%
International Common Stocks                      2.9%
Temporary Cash Investments                       2.5%


[THE FOLLOWING DATA WAS REPRESENTED IN A PIE CHART IN THE PRINTED MATERIAL.]

Sector Distribution
(As a percentage of equity holdings)

Industrials                                     15.6%
Information Technology                          14.5%
Consumer Staples                                13.6%
Financials                                      12.6%
Consumer Discretionary                          12.5%
Health Care                                     11.4%
Energy                                          10.4%
Materials                                        6.5%
Telecommunication Services                       1.5%
Utilities                                        1.4%


Five Largest Holdings
(As a percentage of equity holdings)*

1.    Norfolk Southern Corp.                    2.70%
2.    Chevron Corp.                             2.67
3.    Hewlett-Packard Co.                       2.17
4.    PACCAR, Inc.                              2.11
5.    Chubb Corp.                               2.07

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       6/30/10            12/31/09
  Class I                                       $17.90             $19.60
  Class II                                      $17.90             $19.59

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/10 - 6/30/10)              Income          Capital Gains      Capital Gains
  Class I                       $0.1400         $  -               $  -
  Class II                      $0.1100         $  -               $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED IN A LINE CHART IN THE PRINTED MATERIAL.]

                         Pioneer Fund           Pioneer Fund
                         VCT Portfolio,        VCT Portfolio,
                            Class I               Class II               S&P 500
6/00                        $10,000                $10,000               $10,000
                              9,215                  9,197                 8,518
6/02                          7,921                  7,881                 6,987
                              7,534                  7,476                 7,004
6/04                          8,878                  8,788                 8,342
                              9,614                  9,489                 8,869
6/06                         10,802                 10,641                 9,633
                             12,935                 12,709                11,615
6/08                         11,344                 11,132                10,092
                              8,447                  8,274                 7,448
6/10                          9,526                  9,306                 8,523

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

--------------------------------------------------------------------------------
                                              Class I                   Class II
--------------------------------------------------------------------------------
10 Years                                       -0.48%                     -0.72%
5 Years                                        -0.18%                     -0.39%
1 Year                                         12.77%                     12.47%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.


Share Class                                          I                    II
--------------------------------------------------------------------------------
  Beginning Account Value on 1/1/10              $1,000.00             $1,000.00
  Ending Account Value on 6/30/10                $  919.80             $  918.90
  Expenses Paid During Period*                   $    3.43             $    4.62

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2010 through June 30, 2010.


Share Class                                          I                    II
--------------------------------------------------------------------------------
  Beginning Account Value on 1/1/10              $1,000.00             $1,000.00
  Ending Account Value on 6/30/10                $1,021.22             $1,019.98
  Expenses Paid During Period*                   $    3.61             $    4.86

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/09
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2010, and the Portfolio's performance. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio.

Q: How did the Portfolio perform over the six months ended June 30, 2010?
A: The Portfolio's Class I shares returned -8.02% at net asset value over the six months ended June 30, 2010, and Class II shares returned -8.11%, while the Portfolio's benchmark, the Standard and Poor's 500 Index (the S&P 500 Index), returned -6.64%. Over the same period, the average return of the 221 variable portfolios in Lipper's Large Cap Core Underlying Funds category was -7.67%.

Q: The Portfolio and the stock market in general had a relatively rough go of it over the six-month period ended June 30, 2010. Can you discuss what happened to the markets over the period?
A: After a fairly sharp "correction" between the middle of January and the middle of February, the stock market staged a strong recovery almost until the end of April. Serious concerns then emerged about financial problems in some of the European countries, most particularly Greece, and the possible repercussions for the rest of the global economy. The market proceeded to retrace its whole course for the year, and then some. With the problems in Europe, people are also focusing anew on our own Federal and state budget deficits here in the United States, and on our still-high unemployment. From a "glass half full" outlook, many investors have once more gone to a "glass half empty" outlook.

   Despite that setback for the market, we remain generally optimistic. Certainly the so-called "sovereign debt" worries are legitimate, but we think that the powerful forces of economic recovery should be able to overcome those obstacles. As we talk with the managements of the companies in which we have invested the Portfolio's assets, we are impressed with the plans for growth that so many of the managements have, as well as with the sound financial condition of most of their companies. Dividends are growing again, and mergers and acquisitions are stimulating interest in the market almost on a daily basis. With many investors still not "back in the market" after the severe market setback of 2008, we are also nowhere near an "overbought" condition. Indeed, if some of those investors restore an allocation to stocks over the next couple of years, they could provide considerable support for stock prices. Right now, though, we are passing through a storm, even if it does, to us, look like a potentially attractive buying opportunity.

Q: Which holdings or sector allocations had the greatest positive and negative effects on the performance of the Portfolio relative to that of the benchmark S&P 500 Index during the six months ended June 30, 2010?
A: The main problem areas for the Portfolio during the six-month period were financials and materials. In financials, the Portfolio was underweight a sector that did better than the market, and stock selection was also weak. In materials, the Portfolio was overweight the sector that did the worst among all the 10 sectors of the S&P 500 Index, and our stock selections fared even more poorly. Two of the Portfolio's materials names in particular, the mining companies Rio Tinto and BHP Billiton, were hit hard when the Australian government proposed a major increase in mining taxes. As we write this letter, however, the prime minister who made the proposal has been replaced, and the new leader of Australia has significantly moderated the tax plans of her predecessor. Otherwise, the Portfolio was also hurt by an underweight position in the stock of very strong Apple, though again, as we write, some of the shine is off the apple, so to speak, because of reception problems with the company's new iPhone 4.

   On the positive side, the Portfolio's sector allocations in six of the 10 S&P 500 Index sectors helped performance over the six-month period, and we had especially good stock selection in the consumer staples and industrials sectors.

   Hershey was a stand-out performer for the Portfolio in consumer staples, and PACCAR, Norfolk Southern, and Canadian National all did well in industrials.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What changes did you make to the Portfolio during the first half of 2010, and how is the Portfolio positioned heading into the second half of the year?
A: We added nine positions and eliminated six during the six months ended June
   30, 2010. Taking advantage of the decline in prices of energy stocks following the massive oil-well failure and leak in the Gulf of Mexico, we purchased shares of ENSCO and Helmerich & Payne, two drilling companies; and Devon Energy, an exploration-and-production company. Fortunately, the Portfolio held no shares of any of the companies directly involved in the terrible incident. Also new to the Portfolio were: Lockheed Martin, a large aerospace company; KeyCorp, a Cleveland, Ohio-based banking institution; Citrix Systems, a specialist in computer "virtualization," which allows applications to be installed, used, and shared "on-demand"; Oracle, an important supplier of software for enterprise-wide information management; and ASML Holding, a key supplier of etching equipment to the semiconductor-manufacturing industry. We also re-established a Portfolio position in AT&T, the telecommunications giant, which we thought offered good value at its depressed price, along with an attractive dividend yield.

   Sold, for a variety of reasons, but generally because we thought either that the stocks had reached fair value or that there were more appealing alternatives, were: Royal Dutch Shell, Coca-Cola, Nestle, and First Energy. Two other Portfolio positions were the recipients of premium acquisition offers, and we sold them at large profits: Alcon, the eye-care company, received an offer from Novartis; and Burlington Northern was acquired by Berkshire Hathaway.

   Going into the second half of the year, we continue to look for opportunities in information technology, where we see valuation levels at especially low levels relative to longer-term growth prospects, and in health care and financial services. But we see opportunities throughout the market, and our relative optimism about the economy has inclined us to focus the Portfolio's assets on companies that stand to benefit from further economic recovery and growth.

Q: While 2009 was generally positive for stocks and the global economy, the first half of 2010 presented challenges. What is your outlook for stocks and the economy for the second half of the year?
A: It is too early to tell how the European financial crisis will be resolved and what long-term effects it may have on global markets. We think, again, that the world economy is resilient enough to absorb the stresses resulting from that crisis, but we are of course watching the situation closely. To the extent that stocks continue to sell off in response to news events related to the problems with European sovereign debt and other "macro" issues (North Korea? Iran? Icelandic volcanoes?) rather than fundamental, earnings-related issues, we would be inclined to see buying opportunities, not reasons to sell. Of course the so-called macro events can weigh on companies in the near term and even affect earnings. It has been our observation over many years, however, that well-managed companies can usually find "ways to cope," strategies for success even in trying times. Always it has been our intention to invest the assets of the Portfolio in companies with good managements - managements that are astute, honest, forward-looking, adaptable, and shareholder-oriented. That will be our goal during the months ahead, and we hope that it will stand the Portfolio in good stead.

Thank you, as always, for your support.

Please refer to the Schedule of Investments on pages 6 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

       Shares                                                              Value
                    COMMON STOCKS - 98.8%
                    Energy - 10.3%
                    Coal & Consumable Fuels - 0.3%
       24,861       Consol Energy, Inc.                             $    839,307
                                                                    ------------
                    Integrated Oil & Gas - 6.2%
      122,653       Chevron Corp.                                   $  8,323,233
       68,792       ConocoPhillips                                     3,376,999
       56,675       Exxon Mobil Corp.                                  3,234,442
       47,114       Hess Corp.                                         2,371,719
       78,023       Marathon Oil Corp.                                 2,425,735
                                                                    ------------
                                                                    $ 19,732,128
                                                                    ------------
                    Oil & Gas Drilling - 0.8%
       46,083       Ensco Plc (A.D.R.)                              $  1,810,140
       20,123       Helmerich & Payne, Inc.                              734,892
                                                                    ------------
                                                                    $  2,545,032
                                                                    ------------
                    Oil & Gas Equipment & Services - 0.9%
       49,439       Schlumberger, Ltd.                              $  2,735,954
                                                                    ------------
                    Oil & Gas Exploration & Production - 2.1%
       64,718       Apache Corp.                                    $  5,448,608
       20,337       Devon Energy Corp.                                 1,238,930
                                                                    ------------
                                                                    $  6,687,538
                                                                    ------------
                    Total Energy                                    $ 32,539,959
                                                                    ------------
                    Materials - 6.5%
                    Aluminum - 0.5%
      163,036       Alcoa, Inc. (b)                                 $  1,640,142
                                                                    ------------
                    Diversified Chemical - 0.6%
       57,636       E.I. du Pont de Nemours and Co.                 $  1,993,629
                                                                    ------------
                    Diversified Metals & Mining - 3.1%
       24,863       BHP Billiton, Ltd. (A.D.R.)                     $  1,541,257
       39,203       Freeport-McMoRan Copper & Gold,
                    Inc. (Class B)                                     2,318,073
      134,346       Rio Tinto Plc                                      5,954,483
                                                                    ------------
                                                                    $  9,813,813
                                                                    ------------
                    Fertilizers & Agricultural Chemicals - 0.5%
       30,602       Monsanto Co.                                    $  1,414,424
                                                                    ------------
                    Industrial Gases - 1.1%
       30,764       Air Products & Chemicals, Inc.                  $  1,993,815
       18,456       Praxair, Inc.                                      1,402,471
                                                                    ------------
                                                                    $  3,396,286
                                                                    ------------
                    Specialty Chemicals - 0.7%
       47,689       Ecolab, Inc.                                    $  2,141,713
                                                                    ------------
                    Total Materials                                 $ 20,400,007
                                                                    ------------
                    Capital Goods - 11.0%
                    Aerospace & Defense - 3.1%
       57,755       General Dynamics Corp.                          $  3,382,133
       19,107       Honeywell International, Inc.                        745,746
       27,066       Lockheed Martin Corp.                              2,016,417
       57,650       United Technologies Corp.                          3,742,062
                                                                    ------------
                                                                    $  9,886,358
                                                                    ------------
                    Construction & Farm Machinery &
                    Heavy Trucks - 4.2%
       45,000       Caterpillar, Inc.                               $  2,703,150
       70,920       Deere & Co.                                        3,948,826
      165,009       PACCAR, Inc.                                       6,578,909
                                                                    ------------
                                                                    $ 13,230,885
                                                                    ------------
                    Electrical Components & Equipment - 1.4%
       61,136       Emerson Electric Co.                            $  2,671,032
       33,770       Rockwell International Corp.                       1,657,769
                                                                    ------------
                                                                    $  4,328,801
                                                                    ------------
                    Industrial Conglomerates - 1.5%
       36,643       3M Co.                                          $  2,894,431
      139,890       General Electric Co.                               2,017,214
                                                                    ------------
                                                                    $  4,911,645
                                                                    ------------
                    Industrial Machinery - 0.8%
       25,916       Illinois Tool Works, Inc.                       $  1,069,812
       27,575       Parker Hannifin Corp.                              1,529,310
                                                                    ------------
                                                                    $  2,599,122
                                                                    ------------
                    Total Capital Goods                             $ 34,956,811
                                                                    ------------
                    Transportation - 4.3%
                    Railroads - 4.3%
       71,529       Canadian National Railway Co.                   $  4,104,334
       23,033       CSX Corp.                                          1,143,128
      158,729       Norfolk Southern Corp.                             8,420,573
                                                                    ------------
                                                                    $ 13,668,035
                                                                    ------------
                    Total Transportation                            $ 13,668,035
                                                                    ------------
                    Automobiles & Components - 3.3%
                    Auto Parts & Equipment - 2.4%
       42,251       BorgWarner, Inc.*                               $  1,577,652
      221,579       Johnson Controls, Inc.                             5,953,828
                                                                    ------------
                                                                    $  7,531,480
                                                                    ------------
                    Automobile Manufacturers - 0.9%
      281,699       Ford Motor Corp.*(b)                            $  2,839,526
                                                                    ------------
                    Total Automobiles &
                    Components                                      $ 10,371,006
                                                                    ------------
                    Consumer Durables & Apparel - 0.9%
                    Apparel, Accessories & Luxury Goods - 0.9%
       79,179       Coach, Inc.                                     $  2,893,992
                                                                    ------------
                    Total Consumer Durables &
                    Apparel                                         $  2,893,992
                                                                    ------------


6   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Shares                                                              Value
                    Consumer Services - 0.6%
                    Restaurants - 0.6%
       18,425       McDonald's Corp.                                $  1,213,655
       13,874       Yum! Brands, Inc.                                    541,641
                                                                    ------------
                                                                    $  1,755,296
                                                                    ------------
                    Total Consumer Services                         $  1,755,296
                                                                    ------------
                    Media - 3.6%
                    Publishing - 3.6%
      307,355       Elsevier NV                                     $  3,432,606
      119,865       John Wiley & Sons, Inc.                            4,635,180
      119,811       McGraw-Hill Co., Inc.                              3,371,482
                                                                    ------------
                                                                    $ 11,439,268
                                                                    ------------
                    Total Media                                     $ 11,439,268
                                                                    ------------
                    Retailing - 4.0%
                    Department Stores - 0.8%
       73,811       Nordstrom, Inc. (b)                             $  2,375,976
                                                                    ------------
                    General Merchandise Stores - 2.0%
      125,334       Target Corp.                                    $  6,162,673
                                                                    ------------
                    Home Improvement Retail - 0.8%
      127,957       Lowe's Companies, Inc.                          $  2,612,882
                                                                    ------------
                    Specialty Stores - 0.4%
       74,414       Staples, Inc.                                   $  1,417,587
                                                                    ------------
                    Total Retailing                                 $ 12,569,118
                                                                    ------------
                    Food & Drug Retailing - 3.5%
                    Drug Retail - 2.0%
       70,586       CVS/Caremark Corp.                              $  2,069,582
      159,194       Walgreen Co.                                       4,250,480
                                                                    ------------
                                                                    $  6,320,062
                                                                    ------------
                    Food Distributors - 0.8%
       94,301       Sysco Corp.                                     $  2,694,180
                                                                    ------------
                    Hypermarkets & Supercenters - 0.7%
       44,744       Wal-Mart Stores, Inc.                           $  2,150,844
                                                                    ------------
                    Total Food & Drug Retailing                     $ 11,165,086
                                                                    ------------
                    Food, Beverage & Tobacco - 7.2%
                    Packaged Foods & Meats - 6.2%
       53,456       Campbell Soup Co.                               $  1,915,328
      102,428       General Mills, Inc.                                3,638,243
       84,692       H.J. Heinz Co., Inc.                               3,660,388
      107,706       Hershey Foods Corp.                                5,162,349
       40,307       Kellogg Co.                                        2,027,442
      118,954       Kraft Foods, Inc.                                  3,330,712
                                                                    ------------
                                                                    $ 19,734,462
                                                                    ------------
                    Soft Drinks - 1.0%
       49,221       PepsiCo, Inc.                                   $  3,000,020
                                                                    ------------
                    Total Food, Beverage &
                    Tobacco                                         $ 22,734,482
                                                                    ------------
                    Household & Personal Products - 2.7%
                    Household Products - 2.1%
       14,375       Clorox Co.                                      $    893,550
       74,604       Colgate-Palmolive Co.                              5,875,811
                                                                    ------------
                                                                    $  6,769,361
                                                                    ------------
                    Personal Products - 0.6%
       33,187       Estee Lauder Co.                                $  1,849,512
                                                                    ------------
                    Total Household
                    & Personal Products                             $  8,618,873
                                                                    ------------
                    Health Care Equipment & Services - 6.4%
                    Health Care Equipment - 6.4%
       51,614       Baxter International, Inc.                      $  2,097,593
       87,116       Becton, Dickinson & Co.                            5,890,781
       54,692       C. R. Bard, Inc.                                   4,240,271
       32,277       Covidien, Ltd.                                     1,296,890
       46,270       Medtronic, Inc.*                                   1,678,213
       83,670       St. Jude Medical, Inc.*                            3,019,650
       39,810       Stryker Corp.                                      1,992,889
                                                                    ------------
                                                                    $ 20,216,287
                                                                    ------------
                    Total Health Care
                    Equipment & Services                            $ 20,216,287
                                                                    ------------
                    Pharmaceuticals &
                    Biotechnology - 4.9%
                    Pharmaceuticals - 4.9%
       89,865       Abbott Laboratories, Inc.                       $  4,203,885
       41,809       Eli Lilly & Co.                                    1,400,602
       35,319       Johnson & Johnson                                  2,085,940
       39,071       Merck & Co., Inc.                                  1,366,313
      165,737       Pfizer, Inc.                                       2,363,410
       78,326       Teva Pharmaceutical Industries, Ltd.
                    (A.D.R.)                                           4,072,169
                                                                    ------------
                                                                    $ 15,492,319
                                                                    ------------
                    Total Pharmaceuticals &
                    Biotechnology                                   $ 15,492,319
                                                                    ------------
                    Banks - 2.7%
                    Diversified Banks - 1.4%
      111,115       U.S. Bancorp                                    $  2,483,420
       76,638       Wells Fargo & Co.                                  1,961,933
                                                                    ------------
                                                                    $  4,445,353
                                                                    ------------
                    Regional Banks - 1.3%
      178,901       KeyCorp                                         $  1,375,749
       34,028       PNC Bank Corp.                                     1,922,582
       31,328       Zions Bancorporation (b)                             675,745
                                                                    ------------
                                                                    $  3,974,076
                                                                    ------------
                    Total Banks                                     $  8,419,429
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


       Shares                                                              Value
                    Diversified Financials - 7.1%
                    Asset Management & Custody Banks - 4.8%
       40,574       Franklin Resources, Inc.                        $  3,497,073
       56,011       Northern Trust Corp.                               2,615,714
       59,682       State Street Corp.                                 2,018,445
       86,795       T. Rowe Price Associates, Inc.                     3,852,830
      123,223       The Bank of New York Mellon Corp. (b)              3,042,376
                                                                    ------------
                                                                    $ 15,026,438
                                                                    ------------
                    Diversified Financial Services - 1.2%
      148,256       Bank of America Corp.                           $  2,130,439
       49,114       JPMorgan Chase & Co.                               1,798,064
                                                                    ------------
                                                                    $  3,928,503
                                                                    ------------
                    Investment Banking & Brokerage - 0.7%
       94,142       Morgan Stanley Co.                              $  2,185,036
                                                                    ------------
                    Specialized Finance - 0.4%
        5,065       CME Group, Inc.                                 $  1,426,051
                                                                    ------------
                    Total Diversified Financials                    $ 22,566,028
                                                                    ------------
                    Insurance - 2.6%
                    Property & Casualty Insurance - 2.6%
      129,218       Chubb Corp.                                     $  6,462,192
       34,845       The Travelers Companies, Inc.                      1,716,116
                                                                    ------------
                                                                    $  8,178,308
                                                                    ------------
                    Total Insurance                                 $  8,178,308
                                                                    ------------
                    Software & Services - 4.2%
                    Application Software - 1.3%
       66,013       Adobe Systems, Inc.*                            $  1,744,724
       58,847       Citrix Systems, Inc.*                              2,485,109
                                                                    ------------
                                                                    $  4,229,833
                                                                    ------------
                    Data Processing & Outsourced Services - 1.7%
       62,908       Automatic Data Processing, Inc.                 $  2,532,676
       34,398       DST Systems, Inc.                                  1,243,144
       34,278       Fiserv, Inc.*                                      1,565,133
                                                                    ------------
                                                                    $  5,340,953
                                                                    ------------
                    IT Consulting & Other Services - 0.6%
       15,746       IBM Corp.*                                      $  1,944,316
                                                                    ------------
                    Systems Software - 0.6%
       62,102       Microsoft Corp.                                 $  1,428,967
       19,100       Oracle Corp.                                         409,886
                                                                    ------------
                                                                    $  1,838,853
                                                                    ------------
                    Total Software & Services                       $ 13,353,955
                                                                    ------------
                    Technology Hardware & Equipment - 6.3%
                    Communications Equipment - 2.0%
      100,250       Cisco Systems, Inc.*                            $  2,136,328
       86,305       Motorola, Inc.*                                      562,709
      217,375       Nokia Corp. (A.D.R.) (b)                           1,771,606
       29,732       Qualcomm, Inc.                                       976,399
       20,285       Research In Motion, Ltd.*                            999,239
                                                                    ------------
                                                                    $  6,446,281
                                                                    ------------
                    Computer Hardware - 2.6%
        5,607       Apple, Inc.*                                    $  1,410,329
      156,228       Hewlett-Packard Co.                                6,761,545
                                                                    ------------
                                                                    $  8,171,874
                                                                    ------------
                    Computer Storage & Peripherals - 0.5%
       81,919       EMC Corp.*                                      $  1,499,118
                                                                    ------------
                    Office Electronics - 1.2%
      101,289       Canon, Inc. (A.D.R.)*                           $  3,779,093
                                                                    ------------
                    Total Technology
                    Hardware & Equipment                            $ 19,896,366
                                                                    ------------
                    Semiconductors - 3.8%
                    Semiconductor Equipment - 1.1%
      173,540       Applied Materials, Inc.                         $  2,085,951
       47,972       ASM Lithography Holdings NV
                    (A.D.R.)                                           1,311,794
                                                                    ------------
                                                                    $  3,397,745
                                                                    ------------
                    Semiconductors - 2.7%
       95,977       Analog Devices, Inc.                            $  2,673,919
      153,916       Intel Corp.                                        2,993,666
      131,381       Texas Instruments, Inc.                            3,058,550
                                                                    ------------
                                                                    $  8,726,135
                                                                    ------------
                    Total Semiconductors                            $ 12,123,880
                                                                    ------------
                    Telecommunication Services - 1.5%
                    Integrated Telecommunication Services - 1.5%
      130,213       AT&T Corp.                                      $  3,149,852
       52,060       Verizon Communications, Inc.                       1,458,721
                                                                    ------------
                                                                    $  4,608,573
                                                                    ------------
                    Total Telecommunication
                    Services                                        $  4,608,573
                                                                    ------------
                    Utilities - 1.4%
                    Electric Utilities - 0.9%
       34,612       PPL Corp.                                       $    863,569
       58,095       Southern Co.                                       1,933,402
                                                                    ------------
                                                                    $  2,796,971
                                                                    ------------
                    Multi-Utilities - 0.5%
       47,621       Public Service Enterprise Group, Inc.           $  1,491,966
                                                                    ------------
                    Total Utilities                                 $  4,288,937
                                                                    ------------
                    TOTAL COMMON STOCKS
                    (Cost $299,647,320)                             $312,256,015
                                                                    ------------


8  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Principal
   Amount ($)                                                              Value
                   TEMPORARY CASH INVESTMENTS - 2.5%
                   Securities Lending Collateral - 2.5% (c)
                   Certificates of Deposit:
      229,864      Bank of Nova Scotia, 0.47%,
                   9/7/10                                           $    229,864
      229,864      Barclays, 0.30%, 7/23/10                              229,864
      252,852      CBA Financial, 0.56%, 1/3/11                          252,852
      229,864      Deutschebank, 0.30%, 7/19/10                          229,864
      137,918      DnB NOR Bank ASA NY, 0.49%,
                   8/26/10                                               137,918
      229,864      Rabobank Nederland NY, 0.23%,
                   7/6/10                                                229,864
      229,864      Royal Bank of Canada, 0.26%,
                   1/21/11                                               229,864
      229,864      Svenska NY, 0.265%, 7/19/10                           229,864
                                                                    ------------
                                                                    $  1,769,954
                                                                    ------------
                   Commercial Paper:
      137,918      American Honda Finance, 0.38%,
                   5/4/11                                           $    137,918
       91,946      American Honda Finance, 0.38%,
                   4/15/11                                                91,946
       30,410      Caterpillar Financial Services,
                   0.47%, 8/20/10                                         30,410
      229,907      Federal Home Loan Bank, 0.31%,
                   6/1/11                                                229,907
       91,933      NABPP, 0.28%, 7/19/10                                  91,933
      114,881      PARFIN, 0.39%, 8/11/10                                114,881
      229,855      SOCNAM, 0.28%, 7/6/10                                 229,855
      183,767      CHARF, 0.46%, 8/23/10                                 183,767
      137,812      CLIPPR, 0.45%, 9/1/10                                 137,812
       95,673      FAIRPP, 0.50%, 8/16/10                                 95,673
      114,840      FASCO, 0.46%, 9/2/10                                  114,840
      105,645      FASCO, 0.45%, 9/9/10                                  105,645
      160,898      SRCPP, 0.26%, 7/7/10                                  160,898
      161,281      STRAIT, 0.43%, 8/23/10                                161,281
      110,894      TBLLC, 0.40%, 8/9/10                                  110,894
      229,818      Varfun, 0.29%, 7/26/10                                229,818
      207,823      CME, Inc., 1.00%, 8/6/10                              207,823
       68,972      GE Capital Corp., 0.64%, 8/20/10                       68,972
       24,882      GE Capital Corp., 0.40%, 10/21/10                      24,882
       25,053      GE Capital Corp., 0.35%, 10/6/10                       25,053
      114,920      GE, 0.37%, 1/26/11                                    114,920
       22,967      GE Capital Corp., 0.33%, 6/6/11                        22,967
       25,631      John Deere Capital Corp., 0.32%,
                   7/16/10                                                25,631
      194,383      JPMorgan Chase & Co., 0.57%,
                   9/24/10                                               194,383
      260,601      Santander, 0.30%, 7/23/10                             260,601
      229,864      Toyota Motor Credit Corp., 0.35%,
                   1/10/11                                               229,864
      137,927      Wachovia, 0.64%, 3/22/11                              137,927
       64,369      Wal-Mart Stores, Inc., 0.22%,
                   7/1/10                                                 64,369
       91,930      WFC, 0.60%, 12/2/10                                    91,930
      229,864      WESTPAC, 0.39%, 11/5/10                               229,864
                                                                    ------------
                                                                    $  3,926,664
                                                                    ------------
                   Tri-party Repurchase Agreements:
      288,388      Barclays, 0.1%, 7/1/10                           $    288,388
      574,660      Deutsche Bank, 0.3%, 7/1/10                           574,660
      689,592      RBS Securities, Inc., 0.5%, 7/1/10                    689,592
                                                                    ------------
                                                                    $  1,552,640
                                                                    ------------
       Shares
                   Money Market Mutual Funds:
      344,796      BlackRock Liquidity Temp Cash Fund               $    344,796
      344,796      Dreyfus Preferred Money Market
                   Fund                                                  344,796
                                                                    ------------
                                                                    $    689,592
                                                                    ------------
                   Total Securities Lending
                   Collateral                                       $  7,938,850
                                                                    ------------
                   TOTAL TEMPORARY CASH
                   INVESTMENTS
                   (Cost $7,938,850)                                $  7,938,850
                                                                    ------------
                   TOTAL INVESTMENT IN
                   SECURITIES - 101.3%
                   (Cost $307,586,170)(a)                           $320,194,865
                                                                    ------------
                   OTHER ASSETS AND
                   LIABILITIES - (1.3)%                             $ (3,979,937)
                                                                    ------------
                   TOTAL NET ASSETS - 100.0%                        $316,214,928
                                                                    ============

(A.D.R.)  American Depositary Receipt

*         Non-income producing security.

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $309,292,180 was as follows:

          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost         $41,485,910
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value         (30,583,225)
                                                                     -----------
          Net unrealized gain                                        $10,902,685
                                                                     ===========

(b)       At June 30, 2010, the following securities were out on loan:

          Shares      Security                                           Value
           50,000     Alcoa, Inc.                                     $  503,000
          278,800     Ford Motor Corp. *                               2,810,304
          213,200     Nokia Corp. (A.D.R.)                             1,737,580
            4,000     Nordstrom, Inc.                                    128,760
          100,000     The Bank of New York Mellon Corp.                2,469,000
            2,300     Zions Bancorporation                                49,611
                                                                      ----------
                      Total                                           $7,698,255
                                                                      ==========


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


(c)       Securities lending collateral is managed by Credit Suisse AG, New York
          Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $65,251,146 and $36,581,082, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                          Level 1          Level 2      Level 3         Total
Common Stocks          $312,256,015      $        -       $-        $312,256,015
Temporary Cash
   Investments                    -       7,249,258        -           7,249,258
Money Market
   Mutual Funds             689,592               -        -             689,592
                       ------------      ----------       --        ------------
Total                  $312,945,607      $7,249,258        -        $320,194,865
                       ============      ==========       ==        ============
Other Financial
   Instruments *       $          -      $    1,730       $-        $      1,730
                       ============      ==========       ==        ============

*  Other financial instruments include foreign exchange contracts.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                       Six Months
                                                          Ended          Year         Year          Year         Year        Year
                                                         6/30/10         Ended       Ended         Ended        Ended       Ended
                                                       (unaudited)     12/31/09     12/31/08      12/31/07     12/31/06    12/31/05
Class I
Net asset value, beginning of period                    $  19.60       $  15.94     $  25.72      $  24.80     $  21.55    $  20.57
                                                        --------       --------     --------      --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.14       $   0.30     $   0.39      $   0.33     $   0.32    $   0.27
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (1.70)          3.66        (8.87)         0.91         3.24        0.99
                                                        --------       --------     --------      --------     --------    ---------
  Net increase (decrease) from investment
    operations                                          $  (1.56)      $   3.96     $  (8.48)     $   1.24     $   3.56    $   1.26
Distributions to shareowners:
 Net investment income                                     (0.14)         (0.30)       (0.40)        (0.32)       (0.31)      (0.28)
 Net realized gain                                            --             --        (0.90)           --           --          --
                                                        --------       --------     --------      --------     --------    --------
Net increase (decrease) in net asset value              $  (1.70)      $   3.66     $  (9.78)     $   0.92     $   3.25    $   0.98
                                                        --------       --------     --------      --------     --------    --------
Net asset value, end of period                          $  17.90       $  19.60     $  15.94      $  25.72     $  24.80    $  21.55
                                                        ========       ========     ========      ========     ========    ========
Total return*                                              (8.02)%        25.20%      (34.27)%        4.99%       16.63%       6.17%
Ratio of net expenses to average net assets+                0.72%**        0.74%        0.74%         0.70%        0.70%       0.70%
Ratio of net investment income to average net assets+       1.44%**        1.79%        1.78%         1.22%        1.35%       1.26%
Portfolio turnover rate                                       23%**          21%          12%           24%           9%         23%
Net assets, end of period (in thousands)                $216,353       $249,439     $218,622      $374,349     $386,917    $382,973
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               0.72%**        0.74%        0.74%         0.70%        0.70%       0.70%
 Net investment income                                      1.44%**        1.79%        1.78%         1.22%        1.35%       1.26%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                       Six Months
                                                         Ended           Year         Year          Year         Year        Year
                                                        6/30/10         Ended        Ended          Ended        Ended      Ended
                                                       (unaudited)     12/31/09     12/31/08      12/31/07     12/31/06    12/31/05
Class II
Net asset value, beginning of period                     $ 19.59        $ 15.93     $  25.68      $  24.73     $  21.49    $  20.51
                                                         -------        -------     --------      --------     --------    ---------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.12        $  0.27     $   0.35      $   0.24     $   0.25    $   0.20
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (1.70)          3.65        (8.87)         0.97         3.25        1.01
                                                         --------       -------     --------      --------     --------    ---------
  Net increase (decrease) from investment
    operations                                           $ (1.58)       $  3.92     $  (8.52)     $   1.21     $   3.50    $   1.21
Distributions to shareowners:
 Net investment income                                     (0.11)         (0.26)       (0.33)        (0.26)       (0.26)      (0.23)
 Net realized gain                                            --             --        (0.90)           --           --          --
                                                         --------       -------     --------      --------     --------    --------
Net increase (decrease) in net asset value               $ (1.69)       $  3.66     $  (9.75)     $   0.95     $   3.24    $   0.98
                                                         -------        -------     --------      --------     --------    --------
Net asset value, end of period                           $ 17.90        $ 19.59     $  15.93      $  25.68     $  24.73    $  21.49
                                                         =======        =======     ========      ========     ========    ========
Total return*                                              (8.11)%        24.91%      (34.41)%        4.87%       16.35%       5.94%
Ratio of net expenses to average net assets+                0.97%**        0.99%        0.99%         0.95%        0.95%       0.95%
Ratio of net investment income to average net assets+       1.20%**        1.56%        1.53%         0.98%        1.10%       1.01%
Portfolio turnover rate                                       23%**          21%          12%           24%           9%         23%
Net assets, end of period (in thousands)                 $99,862        $68,112      $71,276      $147,940     $155,710    $116,656
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               0.97%**        0.99%        0.99%         0.95%        0.95%       0.95%
 Net investment income                                      1.20%**        1.56%        1.53%         0.98%        1.10%       1.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (including securities loaned of $7,698,255) (cost $307,586,170)         $320,194,865
  Receivables --
    Investment securities sold                                                                        1,588,994
    Portfolio shares sold                                                                             2,394,081
    Dividends                                                                                           410,685
    Forward foreign currency settlement contracts, net                                                    1,730
  Other                                                                                                   3,128
                                                                                                   ------------
      Total assets                                                                                 $324,593,483
                                                                                                   ------------
LIABILITIES:
  Payables --
    Portfolio shares repurchased                                                                   $     96,639
    Upon return of securities loaned                                                                  7,938,850
  Due to bank                                                                                           309,835
  Due to affiliates                                                                                       8,674
  Accrued expenses                                                                                       24,557
                                                                                                   ------------
      Total liabilities                                                                            $  8,378,555
                                                                                                   ------------
NET ASSETS:
  Paid-in capital                                                                                  $315,492,140
  Undistributed net investment income                                                                    78,344
  Accumulated net realized loss on investments and foreign currency transactions                    (11,962,959)
  Net unrealized gain on investments                                                                 12,608,695
  Net unrealized loss on forward foreign currency contracts and other assets and
    liabilities denominated in foreign currencies                                                        (1,292)
                                                                                                   ------------
      Total net assets                                                                             $316,214,928
                                                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
    Class I (based on $216,353,264/12,083,873 shares)                                              $      17.90
                                                                                                   ============
    Class II (based on $99,861,664/5,579,480 shares)                                               $      17.90
                                                                                                   ============


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $37,616)                                        $  3,551,723
  Interest                                                                                              55
  Income from securities loaned, net                                                                18,375
                                                                                              ------------
    Total investment income                                                                                            $  3,570,153
                                                                                                                       ------------
EXPENSES:
  Management fees                                                                             $  1,075,998
  Transfer agent fees
    Class I                                                                                            744
    Class II                                                                                           744
  Distribution fees
    Class II                                                                                       110,041
  Administrative reimbursements                                                                     50,127
  Custodian fees                                                                                     7,473
  Professional fees                                                                                 31,095
  Printing expense                                                                                   6,978
  Fees and expenses of nonaffiliated trustees                                                        4,795
  Miscellaneous                                                                                      5,660
                                                                                              ------------
    Total expenses                                                                                                     $  1,293,655
                                                                                                                       ------------
      Net investment income                                                                                            $  2,276,498
                                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                                               $  6,910,019
    Class action                                                                                   428,237
    Forward foreign currency contracts and other assets and liabilities denominated in
      foreign currencies                                                                            (4,104)            $  7,334,152
                                                                                              ------------             ------------
  Change in net unrealized gain (loss) on:
    Investments                                                                               $(39,425,931)
    Forward foreign currency contracts and other assets and liabilities denominated in
      foreign currencies                                                                              (789)            $(39,426,720)
                                                                                              ------------             ------------
  Net loss on investments and foreign currency transactions                                                            $(32,092,568)
                                                                                                                       ------------
  Net decrease in net assets resulting from operations                                                                 $(29,816,070)
                                                                                                                       ============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively


                                                                                                 Six Months
                                                                                                   Ended                   Year
                                                                                                  6/30/10                  Ended
                                                                                                (unaudited)              12/31/09
FROM OPERATIONS:
Net investment income                                                                          $  2,276,498            $  4,927,303
Net realized gain (loss) on investments, class action and foreign currency transactions           7,334,152             (13,283,530)
Change in net unrealized gain (loss) on investments and foreign currency transactions           (39,426,720)             73,170,381
                                                                                               ------------            ------------
  Net increase (decrease) in net assets resulting from operations                              $(29,816,070)           $ 64,814,154
                                                                                               ------------            ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.14 and $0.30 per share, respectively)                                            $ (1,704,726)           $ (3,990,318)
  Class II ($0.11 and $0.26 per share, respectively)                                               (492,369)               (980,963)
                                                                                               ------------            ------------
    Total distributions to shareowners                                                         $ (2,197,095)           $ (4,971,281)
                                                                                               ------------            ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                               $ 58,834,690            $ 24,896,026
Reinvestment of distributions                                                                     2,197,095               4,971,281
Cost of shares repurchased                                                                      (30,354,377)            (62,056,901)
                                                                                               ------------            ------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                               $ 30,677,408            $(32,189,594)
                                                                                               ------------            ------------
  Net increase (decrease) in net assets                                                        $ (1,335,757)           $ 27,653,279
NET ASSETS:
Beginning of period                                                                             317,550,685             289,897,406
                                                                                               ------------            ------------
End of period                                                                                  $316,214,928            $317,550,685
                                                                                               ============            ============
Undistributed (distributions in excess of) net investment income                               $     78,344            $     (1,059)
                                                                                               ============            ============


                                            '10 Shares               '10 Amount                '09 Shares               '09 Amount
                                           (unaudited)               (unaudited)
CLASS I
Shares sold                                    306,241              $  6,075,935                1,338,398              $ 21,574,131
Reinvestment of distributions                   87,710                 1,704,726                  237,844                 3,990,318
Less shares repurchased                     (1,035,511)              (20,445,153)              (2,567,968)              (42,083,182)
                                            ----------              ------------               ----------              ------------
  Net decrease                                (641,560)             $(12,664,492)                (991,726)             $(16,518,733)
                                            ==========              ============               ==========              ============

CLASS II
Shares sold                                  2,579,231              $ 52,758,755                  202,478              $  3,321,895
Reinvestment of distributions                   25,574                   492,369                   58,885                   980,963
Less shares repurchased                       (501,870)               (9,909,224)              (1,258,870)              (19,973,719)
                                            ----------              ------------               ----------              ------------
  Net increase (decrease)                    2,102,935              $ 43,341,900                 (997,507)             $(15,670,861)
                                            ==========              ============               ==========              ============


  The accompanying notes are an integral part of these financial statements.  15

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Fund VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the six months ended June 30, 2010, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

-------------------------------------------------------------------------------
                                                                        2009
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                   $  4,971,281
  Long-term capital gain                                                      --
                                                                    ------------
    Total distributions                                             $  4,971,281
                                                                    ============
  Distributable Earnings:
  Capital loss carryforward                                         $(17,591,101)
  Post-October currency loss
  deferred                                                                (1,598)
  Unrealized appreciation                                             50,328,652
                                                                    ------------
      Total                                                         $ 32,735,953
                                                                    ============
-------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of mark-to-market of foreign currency contracts.

F. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $152,147 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the period, the Portfolio recognized gains of $428,237 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 1.00% of the average daily net assets attributable to Class II shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,919 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,079 in transfer agent fees payable to PIMSS at June 30, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $676 in distribution fees payable to PFD at June 30, 2010.

5. Forward Foreign Currency Contracts
At June 30, 2010, the Portfolio had entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At June 30, 2010 the Portfolio had no outstanding portfolio hedges. At June 30, 2010, the Portfolio's gross forward currency settlement contracts receivable and payable were $306,190 and $304,460, respectively, resulting in a net receivable of $1,730. The average principal of contracts open during the six months ended June 30, 2010 was 293,978.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of June 30, 2010 were as follows:

---------------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under
Accounting Standards                       Asset Derivatives 2010                  Liabilities Derivatives 2010
Codification (ASC) 815            ---------------------------------------   -----------------------------------------
(formerly FASB Statement 133)      Balance Sheet Location     Fair Value     Balance Sheet Location     Fair Value
---------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts        Receivables*                $1,730        Payables                     $--
---------------------------------------------------------------------------------------------------------------------
 Total                                                         $1,730                                     $--
---------------------------------------------------------------------------------------------------------------------


* Foreign Exchange Contracts are shown as a net receivable on the Statement of Assets and Liabilities.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010 was as follows:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under                                                                                            Change in Unrealized
Accounting Standards                       Location of Gain or (Loss)                 Realized Gain or          Gain or (Loss)
Codification (ASC) 815                           On Derivatives                    (Loss) on Derivatives        on Derivatives
(formerly FASB Statement 133)                 Recognized in Income                  Recognized in Income     Recognized in Income
------------------------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain on forward foreign currency                $2,909
                                contracts and other assets and liabilities                                            $2,269
                                denominated in foreign currencies
 Foreign Exchange Contracts     Change in unrealized gain (loss) on forward
                                foreign currency contracts and other assets
                                and liabilities denominated in foreign currencies
-----------------------------------------------------------------------------------------------------------------------------------

7. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19611-04-0810


                                                            [Logo]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares





                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  11

  Notes to Financial Statements                                         15

  Trustees, Officers and Service Providers                              18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS.]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                      81.2%
Temporary Cash Investments                                              18.8%

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS.]

Sector Distribution
(As a percentage of equity holdings)

Information Technology                                                  26.6%
Health Care                                                             24.9%
Industrials                                                             16.4%
Consumer Discretionary                                                  12.4%
Financials                                                               5.6%
Consumer Staples                                                         5.5%
Energy                                                                   4.8%
Utilities                                                                1.7%
Materials                                                                1.5%
Telecommunication Services                                               0.6%

Five Largest Holdings
(As a percentage of equity holdings)

1.       Exterran Holdings, Inc.                                        2.27%
2.       Orbital Sciences Corp.                                         1.70
3.       Calpine Corp.                                                  1.67
4.       DexCom, Inc.                                                   1.67
5.       Chiquita Brands
           International, Inc.                                          1.66

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share       6/30/10       12/31/09
Class I                         $ 18.58        $ 19.14

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 6/30/10)          Income         Capital Gains     Capital Gains
Class I                     $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIALS.]

                      Pioneer Growth
                      Opportunities
                      VCT Portfolio,       Russell 2000
                         Class I           Growth Index
6/00                     10,000              10,000
                         11,387               7,666
6/02                      9,079               5,749
                          7,994               5,789
6/04                     10,700               7,615
                         11,928               7,941
6/06                     12,715               9,100
                         14,525              10,631
6/08                     11,743               9,479
                         10,019               7,124
6/10                     11,774               8,404

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

-----------------------------------------------------------------------
                                                                Class I
-----------------------------------------------------------------------
10 Years                                                          1.65%
5 Years                                                          -0.26%
1 Year                                                           17.52%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.

Share Class                                                  I
------------------------------------------------------------------
Beginning Account Value on 1/1/10                       $ 1,000.00
Ending Account Value on 6/30/10                         $   970.70
Expenses Paid During Period*                            $     4.15

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

Share Class                                                  I
------------------------------------------------------------------
Beginning Account Value on 1/1/10                       $ 1,000.00
Ending Account Value on 6/30/10                         $ 1,020.58
Expenses Paid During Period*                            $     4.26

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the six-month period ended June 30, 2010.

Q:   Please discuss the market backdrop over the six months ended June 30, 2010.

A: After delivering strong performance through the first four months of the year, a series of negative news events - including the European debt crisis and emerging evidence of slowing economic growth - caused the U.S. stock market to reverse course and finish the semiannual period ended June 30, 2010, in the red.

     Smaller stocks held up relatively well in this environment, since small-cap investors tend to be influenced more by company-specific developments than by broader macroeconomic factors. While the Russell 1000 Growth Index, which measures the performance of large-cap stocks, returned -7.65% over the six-months ended June 30, 2010, the Portfolio's benchmark, the Russell 2000 Growth Index, which tracks small-cap U.S. stocks, returned -2.31%, significantly better than the large-cap sector.

Q:   How did the Portfolio perform over the six months ended June 30, 2010?

A: The Portfolio's Class I shares returned -2.93% at net asset value over the six months ended June 30, 2010, underperforming the -2.31% return for the Portfolio's benchmark, the Russell 2000 Growth Index. Over the same period, the average return of the 102 variable portfolios in Lipper's Small Cap Growth Underlying Funds category was -1.87%.

     We continue to employ a disciplined investment style known as "GARP," which stands for "Growth at a Reasonable Price." Simply put, GARP means that while we are looking for the best growth stocks in the small-cap space to add to the Portfolio, we also are very conscious of valuation. We believe this approach creates a positive balance of risk and reward for the Portfolio since it identifies not just stocks whose growth trends provide ample upside, but also those whose reasonable valuations provide a measure of downside protection.

Q: In what areas did stock selection help and hurt the Portfolio's performance over the six months ended June 30, 2010?

A: On a sector level, our stock picks generated the largest margin of outperformance for the Portfolio in health care, but that was offset by underperformance in the consumer discretionary, consumer staples, and technology sectors.

     The Portfolio's best individual performer was a health care stock, Cardiome Pharma. The life sciences company received approval from the European Union to market an arterial fibrillation drug it had developed in conjunction with Merck. The approval triggered a payment of $50 million from Merck, fueling a rise in Cardiome's share price from the mid-$4 range at the beginning of the period to $8.15 by the end of June 2010.

     The Portfolio also benefited from the strong performance of an investment in Polypore, which makes components used in hybrid vehicles, one of the fastest-growing areas of the auto market. The Portfolio's position in Finisar was another key contributor to performance during the six-month period ended June 30, 2010. A maker of optical components that enable high-speed data networking, Finisar benefited from rapidly growing demand and improving profit margins.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Portfolio's performance also was helped by merger and acquisitions activity during the first half of 2010. Long-time Portfolio holding American Italian Pasta received a buyout offer from the private label food giant Ralcorp, and the stock rose by 52% in response. Additionally, Psychiatric Solutions, which provides behavioral health programs to children, agreed to be acquired by Universal Health Services. As a result, Psychiatric Solutions' stock appreciated by 55% during the six-month period.

     The Portfolio's largest detractor holding was Chiquita Brands International, which lost ground on concerns about weak sales in Europe. We believe the cause of the stock's weakness is transitory, and we think investors are missing the more important long-term issue -- that the company's growth profile has improved due to better operating efficiency, decreased debt and product line expansion. We have maintained the Portfolio's position in Chiquita.

     The software maker TiVo also detracted from the Portfolio's performance during the six-month period ended June 30, 2010. The stock soared during the first quarter of 2010 after a court found that satellite broadcaster DISH Networks had infringed upon TiVo's patents. The finding would have enabled TiVo to collect a large and ongoing royalty stream from DISH. In May, however, DISH was granted an appeal, and TiVo's stock fell from $18 to $7. The stock is currently valued at a level that reflects only TiVo's non-DISH revenue streams. We believe that TiVo has a high likelihood of prevailing when the appeal is heard in the fall, and the stock remains in the Portfolio.

Q:   What is your take on the current economic environment?

A: We do not expect to see a sharp "V-shaped" economic recovery. Instead, we foresee a sustained period of more modest, below-trend economic growth. Nevertheless, we believe that there are still many opportunities to make money within the Portfolio's investable universe. We are especially focused on companies with identifiable drivers of growth, such as innovative products or other stock-specific catalysts that should allow them to prosper even in the absence of economic tailwinds.


Please refer to the Schedule of Investments on pages 6 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                            Value
              COMMON STOCKS - 95.9%
              Energy - 4.6%
              Oil & Gas Equipment & Services - 2.6%
  102,500     Exterran Holdings, Inc.*(b)            $  2,645,525
   81,178     Newpark Resources, Inc.*                    491,127
                                                     ------------
                                                     $  3,136,652
                                                     ------------
              Oil & Gas Exploration &
              Production - 2.0%
   24,100     Cabot Oil & Gas Corp.                  $    754,812
   37,741     Carrizo Oil & Gas, Inc.*(b)                 586,118
   20,800     Comstock Resources, Inc.*                   576,576
    7,100     Whiting Petroleum Corp.*                    556,782
                                                     ------------
                                                     $  2,474,288
                                                     ------------
              Total Energy                           $  5,610,940
                                                     ------------
              Materials - 1.4%
              Diversified Metals & Mining - 1.1%
  125,400     Globe Specialty Metals, Inc.*          $  1,295,382
                                                     ------------
              Fertilizers & Agricultural
              Chemicals - 0.3%
    6,900     CF Industries Holdings, Inc.*          $    437,805
                                                     ------------
              Total Materials                        $  1,733,187
                                                     ------------
              Capital Goods - 10.1%
              Aerospace & Defense - 4.8%
   38,100     DigitalGlobe, Inc.*                    $  1,002,030
   85,300     Hexcel Corp.*                             1,323,003
  125,500     Orbital Sciences Corp.*                   1,979,135
   30,778     TransDigm Group, Inc.*                    1,570,601
                                                     ------------
                                                     $  5,874,769
                                                     ------------
              Construction & Engineering - 1.8%
   48,300     KBR, Inc.                              $    982,422
   74,015     MYR Group, Inc.*(b)                       1,235,310
                                                     ------------
                                                     $  2,217,732
                                                     ------------
              Electrical Component &
              Equipment - 1.2%
   62,600     Polypore International, Inc.*          $  1,423,524
                                                     ------------
              Industrial Machinery - 1.3%
   55,700     Altra Holdings, Inc.*                  $    725,214
   31,700     Kennametal, Inc.                            806,131
                                                     ------------
                                                     $  1,531,345
                                                     ------------
              Trading Companies & Distributors - 1.0%
   94,900     Titan Machinery, Inc.*(b)              $  1,246,037
                                                     ------------
              Total Capital Goods                    $ 12,293,407
                                                     ------------
              Commercial Services & Supplies - 4.5%
              Diversified Support Services - 2.3%
   39,500     Copart, Inc.*                          $  1,414,495
   73,200     Healthcare Services Group, Inc. (b)       1,387,140
                                                     ------------
                                                     $  2,801,635
                                                     ------------

   Shares                                            Value
              Office Services & Supplies - 0.3%
   25,600     Sykes Enterprises, Inc.*               $    364,288
                                                     ------------
              Research & Consulting Services - 1.9%
   38,400     CoStar Group, Inc.*(b)                 $  1,489,920
   25,800     Verisk Analytics, Inc.*                     771,420
                                                     ------------
                                                     $  2,261,340
                                                     ------------
              Total Commercial
              Services & Supplies                    $  5,427,263
                                                     ------------
              Transportation - 1.2%
              Air Freight & Couriers - 0.6%
   63,100     UTI Worldwide, Inc. (b)                $    781,178
                                                     ------------
              Airlines - 0.6%
   16,200     Allegiant Travel Co. (b)               $    691,578
                                                     ------------
              Total Transportation                   $  1,472,756
                                                     ------------
              Consumer Durables & Apparel - 2.6%
              Apparel, Accessories & Luxury Goods - 0.8%
   26,600     The Warnaco Group, Inc.*               $    961,324
                                                     ------------
              Footwear - 0.4%
   20,100     Wolverine World Wide, Inc.             $    506,922
                                                     ------------
              Housewares & Specialties - 0.7%
   21,400     Tupperware Brands Corp.                $    852,790
                                                     ------------
              Leisure Products - 0.7%
  207,700     Leapfrog Enterprises, Inc.*(b)         $    834,954
                                                     ------------
              Total Consumer
              Durables & Apparel                     $  3,155,990
                                                     ------------
              Consumer Services - 5.2%
              Casinos & Gaming - 2.0%
  109,200     Scientific Games Corp.*                $  1,004,640
   37,800     WMS Industries, Inc.*                     1,483,650
                                                     ------------
                                                     $  2,488,290
                                                     ------------
              Education Services - 3.2%
   23,200     American Public Education, Inc.*       $  1,013,840
   72,166     Grand Canyon Education, Inc.*(b)          1,690,849
    5,700     Strayer Education, Inc. (b)               1,184,973
                                                     ------------
                                                     $  3,889,662
                                                     ------------
              Total Consumer Services                $  6,377,952
                                                     ------------
              Media - 0.9%
              Movies & Entertainment - 0.9%
  215,200     CKX, Inc.*                             $  1,073,848
                                                     ------------
              Total Media                            $  1,073,848
                                                     ------------
              Retailing - 3.2%
              Apparel Retail - 2.0%
   43,200     Gymboree Corp.*                        $  1,845,072
   14,900     J. Crew Group, Inc.*(b)                     548,469
                                                     ------------
                                                     $  2,393,541
                                                     ------------

6    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                Value
              Internet Retail - 1.2%
  200,500     Orbitz Worldwide, Inc.*                    $    763,905
   84,700     Vitacost.com, Inc.*                             761,453
                                                         ------------
                                                         $  1,525,358
                                                         ------------
              Total Retailing                            $  3,918,899
                                                         ------------
              Food, Beverage & Tobacco - 5.3%
              Packaged Foods & Meats - 3.8%
   23,407     American Italian Pasta Co.*(b)             $  1,237,528
  159,800     Chiquita Brands International, Inc.*(b)       1,941,570
   54,600     Green Mountain Coffee Roasters,
              Inc.*(b)                                      1,403,220
                                                         ------------
                                                         $  4,582,318
                                                         ------------
              Soft Drinks - 0.9%
  241,800     Heckmann Corp.*(b)                         $  1,121,952
                                                         ------------
              Tobacco - 0.6%
  189,662     Alliance One International, Inc.*          $    675,197
                                                         ------------
              Total Food, Beverage & Tobacco             $  6,379,467
                                                         ------------
              Health Care Equipment & Services - 16.0%
              Health Care Distributors - 1.1%
   25,900     Henry Schein, Inc.*                        $  1,421,910
                                                         ------------
              Health Care Equipment - 5.1%
  132,330     Abiomed, Inc.*(b)                          $  1,280,954
   39,980     ArthroCare Corp.*(b)                          1,225,387
  168,624     DexCom, Inc.*                                 1,949,293
   57,000     Insulet Corp.*(b)                               857,850
   69,200     MAKO Surgical Corp.*                            861,540
                                                         ------------
                                                         $  6,175,024
                                                         ------------
              Health Care Facilities - 0.6%
   21,900     Psychiatric Solutions, Inc.*               $    716,568
                                                         ------------
              Health Care Services - 5.3%
   44,675     Air Methods Corp.*                         $  1,329,081
   14,800     DaVita, Inc.*                                   924,112
   22,700     HMS Holdings Corp.*                           1,230,794
   41,239     IPC The Hospitalist Co., Inc.*(b)             1,035,099
   58,150     Lincare Holdings, Inc.*(b)                    1,890,457
                                                         ------------
                                                         $  6,409,543
                                                         ------------
              Health Care Supplies - 3.3%
   70,600     AGA Medical Holdings, Inc.*(b)             $    895,914
  105,400     Endologix, Inc.*                                477,462
   31,700     Haemonetics Corp.*                            1,696,584
   35,400     Inverness Medical Innovations, Inc.*            943,764
                                                         ------------
                                                         $  4,013,724
                                                         ------------

   Shares                                                Value
              Health Care Technology - 0.6%
   32,100     MedAssets, Inc.*                           $    740,868
                                                         ------------
              Total Health Care
              Equipment & Services                       $ 19,477,637
                                                         ------------
              Pharmaceuticals & Biotechnology - 7.9%
              Biotechnology - 5.0%
   47,000     Advanced Magnetics, Inc.*(b)               $  1,614,450
   19,800     Alexion Pharmaceuticals, Inc.*                1,013,562
   61,900     BioMarin Pharmaceutical, Inc.*(b)             1,173,624
   85,200     Cubist Pharmaceuticals, Inc.*                 1,755,120
   32,000     Myriad Genetics, Inc.*                          478,400
                                                         ------------
                                                         $  6,035,156
                                                         ------------
              Life Sciences Tools & Services - 1.0%
   53,500     Parexel International Corp.*               $  1,159,880
                                                         ------------
              Pharmaceuticals - 1.9%
   35,689     Ardea Biosciences, Inc.*(b)                $    733,766
  198,256     Cardiome Pharma Corp.*                        1,615,786
                                                         ------------
                                                         $  2,349,552
                                                         ------------
              Total Pharmaceuticals &
              Biotechnology                              $  9,544,588
                                                         ------------
              Banks - 1.5%
              Regional Banks - 1.5%
   50,364     Home Bancshares, Inc.                      $  1,148,803
   30,762     Orrstown Financial Services, Inc. (b)           680,763
                                                         ------------
                                                         $  1,829,566
                                                         ------------
              Total Banks                                $  1,829,566
                                                         ------------
              Diversified Financials - 2.0%
              Consumer Finance - 0.8%
   51,457     Ezcorp, Inc.*                              $    954,527
                                                         ------------
              Investment Banking &
              Brokerage - 0.6%
   60,120     E*Trade Financial Corp.*                   $    710,618
                                                         ------------
              Specialized Finance - 0.6%
   29,100     MSCI, Inc.*                                $    797,340
                                                         ------------
              Total Diversified Financials               $  2,462,485
                                                         ------------
              Insurance - 1.0%
              Property & Casualty Insurance - 1.0%
   40,500     Axis Capital Holdings, Ltd.                $  1,203,660
                                                         ------------
              Total Insurance                            $  1,203,660
                                                         ------------
              Real Estate - 0.8%
              Real Estate Services - 0.8%
   40,600     Altisource Portfolio Solutions SA*         $  1,025,150
                                                         ------------
              Total Real Estate                          $  1,025,150
                                                         ------------

The accompanying notes are an integral part of these financial statements.    7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
              Software & Services - 17.2%
              Application Software - 9.6%
   92,166     Aspen Technology, Inc.*                  $  1,003,688
   19,400     Blackboard, Inc.*(b)                          724,202
   64,700     Bottomline Technologies, Inc.*                843,041
   21,373     Concur Technologies, Inc.*(b)                 912,200
   49,300     Informatica Corp.*(b)                       1,177,284
   89,600     Nuance Communications, Inc.*(b)             1,339,520
   81,225     Solarwinds, Inc.*(b)                        1,302,849
   34,100     Solera Holdings, Inc.                       1,234,420
   25,767     The Ultimate Software Group, Inc.*(b)         846,704
   89,251     TIBCO Software, Inc.*                       1,076,367
  169,927     TiVo, Inc.*(b)                              1,254,061
                                                       ------------
                                                       $ 11,714,336
                                                       ------------
              Data Processing & Outsourced Services - 0.3%
   26,709     SPS Commerce, Inc.*                      $    310,359
                                                       ------------
              Internet Software & Services - 4.1%
   49,000     Archipelago Learning, Inc.*              $    560,070
  223,900     Art Technology Group, Inc.*                   765,738
   46,678     Dealertrack Holdings, Inc.*                   767,853
   95,100     Dice Holdings, Inc.*                          658,092
   43,100     LogMeIn, Inc.*                              1,130,513
   22,500     VistaPrint NV*(b)                           1,068,525
                                                       ------------
                                                       $  4,950,791
                                                       ------------
              IT Consulting & Other Services - 2.3%
   49,000     Gartner Group, Inc.*                     $  1,139,250
  169,600     Sapient Corp.                               1,719,744
                                                       ------------
                                                       $  2,858,994
                                                       ------------
              Systems Software - 0.9%
  108,013     DemandTec, Inc.*(b)                      $    729,088
   23,200     Fortinet, Inc.*(b)                            381,408
                                                       ------------
                                                       $  1,110,496
                                                       ------------
              Total Software & Services                $ 20,944,976
                                                       ------------
              Technology Hardware &
              Equipment - 4.7%
              Communications Equipment - 2.6%
  233,900     Brocade Communications
              Systems, Inc.*                           $  1,206,924
   61,736     Finisar Corp.*(b)                             919,866
   34,400     Polycom, Inc.*                              1,024,776
                                                       ------------
                                                       $  3,151,566
                                                       ------------
              Electronic Equipment &
              Instruments - 1.4%
   56,400     Flir Systems, Inc.*                      $  1,640,677
                                                       ------------
              Electronic Manufacturing
              Services - 0.7%
   93,000     TTM Technologies, Inc.*                  $    883,500
                                                       ------------
              Total Technology Hardware
              & Equipment                              $  5,675,743
                                                       ------------

   Shares                                              Value
              Semiconductors - 3.6%
              Semiconductors - 3.6%
  228,800     Anadigics, Inc.*                         $    997,568
   32,100     Hittite Microwave Corp.*                    1,436,154
   60,600     Microsemi Corp.*                              886,578
   38,931     Netlogic Microsystems, Inc.*(b)             1,058,923
                                                       ------------
                                                       $  4,379,223
                                                       ------------
              Total Semiconductors                     $  4,379,223
                                                       ------------
              Telecommunication Services - 0.6%
              Alternative Carriers - 0.6%
  107,900     Premiere Global Services, Inc.*          $    684,086
                                                       ------------
              Total Telecommunication
              Services                                 $    684,086
                                                       ------------
              Utilities - 1.6%
              Independent Power Producer &
              Energy Traders - 1.6%
  153,300     Calpine Corp.*                           $  1,950,743
                                                       ------------
              Total Utilities                          $  1,950,743
                                                       ------------
              TOTAL COMMON STOCKS
              (Cost $100,265,111)                      $116,621,566
                                                       ------------

 Principal
Amount ($)
              TEMPORARY CASH INVESTMENTS - 22.3%
              Securities Lending Collateral - 22.3% (c)
              Certificates of Deposit:
   783,686    Bank of Nova Scotia, 0.47%, 9/7/10       $    783,686
   783,686    Barclays, 0.30%, 7/23/10                      783,686
   862,055    CBA Financial, 0.56%, 1/3/11                  862,055
   783,686    Deutschebank, 0.30%, 7/19/10                  783,686
   470,212    DnB NOR Bank ASA NY, 0.49%,
              8/26/10                                       470,212
   783,688    Rabobank Nederland NY, 0.23%,
              7/6/10                                        783,688
   783,686    Royal Bank of Canada, 0.26%,
              1/21/11                                       783,686
   783,686    Svenska NY, 0.265%, 7/19/10                   783,686
                                                       ------------
                                                       $  6,034,385
                                                       ------------
              Commercial Paper:
   470,212    American Honda Finance, 0.38%,
              5/4/11                                   $    470,212
   313,475    American Honda Finance, 0.38%,
              4/15/11                                       313,475
   103,679    Caterpillar Financial Services, 0.47%,
              8/20/10                                       103,679
   783,832    Federal Home Loan Bank, 0.31%,
              6/1/11                                        783,832
   313,431    NABPP, 0.28%, 7/19/10                         313,431
   391,669    PARFIN, 0.39%, 8/11/10                        391,669
   783,656    SOCNAM, 0.28%, 7/6/10                         783,656
   626,525    CHARF, 0.46%, 8/23/10                         626,525


8     The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                            Value
              Commercial Paper (continued):
   469,847    CLIPPR, 0.45%, 9/1/10                   $    469,847
   326,181    FAIRPP, 0.50%, 8/16/10                       326,181
   391,528    FASCO, 0.46%, 9/2/10                         391,528
   360,180    FASCO, 0.45%, 9/9/10                         360,180
   548,557    SRCPP, 0.26%, 7/7/10                         548,557
   549,862    STRAIT, 0.43%, 8/23/10                       549,862
   378,075    TBLLC, 0.40%, 8/9/10                         378,075
   783,529    Varfun, 0.29%, 7/26/10                       783,529
   708,542    CME, Inc., 1.00%, 8/6/10                     708,542
   235,151    GE Capital Corp., 0.64%, 8/20/10             235,151
    84,830    GE Capital Corp., 0.40%, 10/21/10             84,830
    85,416    GE Capital Corp., 0.35%, 10/6/10              85,416
   391,803    GE, 0.37%, 1/26/11                           391,803
    78,301    GE Capital Corp., 0.33%, 6/6/11               78,301
    87,384    John Deere Capital Corp., 0.32%,
              7/16/10                                       87,384
   662,719    JPMorgan Chase & Co., 0.57%,
              9/24/10                                      662,719
   888,478    Santander, 0.30%, 7/23/10                    888,478
   783,686    Toyota Motor Credit Corp., 0.35%,
              1/10/11                                      783,686
   470,240    Wachovia, 0.64%, 3/22/11                     470,240
   219,456    Wal-Mart Stores, Inc., 0.22%, 7/1/10         219,456
   313,422    WFC, 0.60%, 12/2/10                          313,422
   783,686    WESTPAC, 0.39%, 11/5/10                      783,686
                                                      ------------
                                                      $ 13,387,352
                                                      ------------
              Tri-party Repurchase Agreements:
   983,213    Barclays, 0.1%, 7/1/10                  $    983,213
 1,959,216    Deutsche Bank, 0.3%, 7/1/10                1,959,216
 2,351,059    RBS Securities, Inc., 0.5%, 7/1/10         2,351,059
                                                      ------------
                                                      $  5,293,488
                                                      ------------

  Shares
              Money Market Mutual Funds:
1,175,530     BlackRock Liquidity Temp Cash Fund      $  1,175,530
1,175,530     Dreyfus Preferred Money Market Fund        1,175,530
                                                      ------------
                                                      $  2,351,060
                                                      ------------
              Total Securities Lending
              Collateral                              $ 27,066,285
                                                      ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $27,066,285)                      $ 27,066,285
                                                      ------------
              TOTAL INVESTMENT IN
              SECURITIES - 118.2%
              (Cost $127,331,396) (a)                 $143,687,851
                                                      ------------
              OTHER ASSETS AND
              LIABILITIES - (18.2)%                   $(22,138,323)
                                                      ------------
              TOTAL NET ASSETS - 100.0%               $121,549,528
                                                      ============

*      Non-income producing security.

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $130,308,697 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $22,179,241
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (8,800,087)
                                                                 -----------
       Net unrealized gain                                       $13,379,154
                                                                 ===========

(b)    At June 30, 2010, the following securities were out on loan:

        Shares     Security                                  Value
       130,000     Abiomed, Inc.*                            $ 1,258,400
        67,100     AGA Medical Holdings, Inc.*                   851,499
        15,500     Allegiant Travel Co.                          661,695
        40,400     Advanced Magnetics, Inc.*                   1,387,740
        15,500     American Italian Pasta Co.*                   819,485
        27,800     Ardea Biosciences, Inc.*                      571,568
        30,000     ArthroCare Corp.*                             919,500
        36,800     BioMarin Pharmaceutical, Inc.*                697,728
        18,800     Blackboard, Inc.*                             701,804
        14,200     Carrizo Oil & Gas, Inc.*                      220,526
        15,300     Chiquita Brands International, Inc.*          185,895
        21,000     Concur Technologies, Inc.*                    896,280
        37,800     CoStar Group, Inc.*                         1,466,640
        18,600     DemandTec, Inc.*                              125,550
       100,600     Exterran Holdings, Inc.*                    2,596,486
        60,300     Finisar Corp.*                                898,470
        20,000     Fortinet, Inc.*                               328,800
        68,500     Grand Canyon Education, Inc.*               1,604,955
         3,600     Green Mountain Coffee Roasters, Inc.*          92,520
        17,100     Healthcare Services Group, Inc.               324,045
        59,100     Heckmann Corp.*                               274,224
         7,000     Informatica Corp.*                            167,160
        52,000     Insulet Corp.*                                782,600
        12,400     IPC The Hospitalist Co., Inc.*                311,240
        14,700     J. Crew Group, Inc.*                          541,107
        42,100     Leapfrog Enterprises, Inc.*                   169,242
        41,700     Lincare Holdings, Inc.*                     1,355,667
         3,800     MYR Group, Inc.*                               63,422
        37,000     Netlogic Microsystems, Inc.*                1,006,400
           200     Nuance Communications, Inc.*                    2,990
        20,000     Orrstown Financial Services, Inc.             442,600
        62,600     Solarwinds, Inc.*                           1,004,104
         5,530     Strayer Education, Inc.                     1,149,632
        15,200     Titan Machinery, Inc.*                        199,576
        14,000     TiVo, Inc.*                                   103,320
        23,800     The Ultimate Software Group, Inc.*            782,068
        10,700     UTI Worldwide, Inc.                           132,466
        20,600     VistaPrint NV*                                978,294
                                                             -----------
                   Total                                     $26,075,698
                                                             ===========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $75,126,657 and $87,304,937, respectively.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                      Level 1          Level 2       Level 3         Total
Common Stocks     $116,621,566      $         -     $    -      $116,621,566
Temporary Cash
Investments                  -       24,715,225          -        24,715,225
Money Market
Mutual Funds         2,351,060                -          -         2,351,060
                  ------------      -----------     ------      ------------
 Total            $118,972,626      $24,715,225     $    -      $143,687,851
                  ============      ===========     ======      ============

10    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended
                                                           6/30/10        Year Ended
                                                         (unaudited)       12/31/09
Class I
Net asset value, beginning of period                     $   19.14         $  13.24
                                                         ---------         --------
Increase (decrease) from investment operations:
 Net investment loss                                     $   (0.05)        $  (0.03)
 Net realized and unrealized gain (loss) on
  investments                                                (0.51)            5.93
                                                         ---------         --------
  Net increase (decrease) from investment
    operations                                           $   (0.56)        $   5.90
Distributions to shareowners:
 Net realized gain                                              --               --
                                                         ---------         --------
Net increase (decrease) in net asset value               $   (0.56)        $   5.90
                                                         ---------         --------
Net asset value, end of period                           $   18.58         $  19.14
                                                         =========         ========
Total return*                                                (2.93)%          44.56%
Ratio of net expenses to average net assets+                  0.85%**          0.85%
Ratio of net investment loss to average net assets+          (0.48)%**        (0.15)%
Portfolio turnover rate                                        117%**           134%
Net assets, end of period (in thousands)                 $ 121,550         $134,090
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.87%**          0.88%
 Net investment loss                                         (0.50)%**        (0.18)%


                                                          Year Ended      Year Ended    Year Ended    Year Ended
                                                           12/31/08        12/31/07      12/31/06      12/31/05
Class I
Net asset value, beginning of period                     $   22.44         $  26.79       $  25.37      $  23.78
                                                         ---------         --------       --------      --------
Increase (decrease) from investment operations:
 Net investment loss                                     $   (0.00)(a)     $  (0.07)      $  (0.01)     $  (0.01)
 Net realized and unrealized gain (loss) on
  investments                                                (7.40)           (0.53)          1.43          1.60
                                                         ---------         --------       --------      --------
  Net increase (decrease) from investment
    operations                                           $   (7.40)        $  (0.60)      $   1.42      $   1.59
Distributions to shareowners:
 Net realized gain                                           (1.80)           (3.75)            --            --
                                                         ---------         --------       --------      --------
Net increase (decrease) in net asset value               $   (9.20)        $  (4.35)      $   1.42      $   1.59
                                                         ---------         --------       --------      --------
Net asset value, end of period                           $   13.24         $  22.44       $  26.79      $  25.37
                                                         =========         ========       ========      ========
Total return*                                               (35.49)%          (3.86)%         5.60%         6.69%
Ratio of net expenses to average net assets+                  0.85%            0.81%          0.79%         0.79%
Ratio of net investment loss to average net assets+          (0.04)%          (0.25)%        (0.05)%       (0.02)%
Portfolio turnover rate                                        231%             119%           105%           75%
Net assets, end of period (in thousands)                 $ 105,666         $204,629       $276,947      $323,945
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.91%            0.81%          0.82%         0.80%
 Net investment loss                                         (0.10)%          (0.25)%        (0.08)%       (0.03)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
(a)   Amount rounds to less than one cent per share.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.   11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $26,075,698) (cost $127,331,396)    $ 143,687,851
 Cash                                                                                             2,252,462
 Receivables --
   Investment securities sold                                                                     3,670,276
   Portfolio shares sold                                                                             25,440
   Dividends                                                                                         22,236
   Due from Pioneer Investment Management, Inc.                                                       3,677
 Other                                                                                                1,218
                                                                                              -------------
  Total assets                                                                                $ 149,663,160
                                                                                              -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                            $     952,367
   Portfolio shares repurchased                                                                      68,247
   Upon return of securities loaned                                                              27,066,285
 Due to affiliates                                                                                    2,752
 Accrued expenses                                                                                    23,981
                                                                                              -------------
  Total liabilities                                                                           $  28,113,632
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 138,309,360
 Accumulated net investment loss                                                                   (323,292)
 Accumulated net realized loss on investments                                                   (32,792,995)
 Net unrealized gain on investments                                                              16,356,455
                                                                                              -------------
  Total net assets                                                                            $ 121,549,528
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $121,549,528/6,543,447 shares)                                             $       18.58
                                                                                              =============

12   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10

INVESTMENT INCOME:
 Dividends                                                                           $   211,682
 Interest                                                                                  1,867
 Income from securities loaned, net                                                       32,755
                                                                                     -----------
  Total investment income                                                                            $     246,304
                                                                                                     -------------
EXPENSES:
 Management fees                                                                     $   495,883
 Transfer agent fees                                                                         744
 Administrative reimbursements                                                            20,331
 Custodian fees                                                                           21,553
 Professional fees                                                                        26,527
 Printing expense                                                                         11,040
 Fees and expenses of nonaffiliated trustees                                               4,336
 Miscellaneous                                                                             2,846
                                                                                     -----------
  Total expenses                                                                                     $     583,260
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                          (13,664)
                                                                                                     -------------
  Net expenses                                                                                       $     569,596
                                                                                                     -------------
    Net investment loss                                                                              $    (323,292)
                                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on:
  Investments                                                                        $13,399,987
  Class action                                                                           219,459     $  13,619,446
                                                                                     -----------     -------------
 Change in net unrealized loss on investments                                                        $ (16,651,268)
                                                                                                     -------------
 Net loss on investments                                                                             $  (3,031,822)
                                                                                                     -------------
 Net decrease in net assets resulting from operations                                                $  (3,355,114)
                                                                                                     =============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                                         Six Months
                                                                            Ended
                                                                           6/30/10          Year Ended
                                                                         (unaudited)         12/31/09
FROM OPERATIONS:
Net investment loss                                                    $    (323,292)     $    (176,450)
Net realized gain on investments and class action                         13,619,446          4,902,463
Change in net unrealized gain (loss) on investments                      (16,651,268)        38,655,843
                                                                       -------------      -------------
  Net increase (decrease) in net assets resulting from operations      $  (3,355,114)     $  43,381,856
                                                                       -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $   3,738,451      $   9,990,717
Cost of shares repurchased                                               (12,923,825)       (24,948,414)
                                                                       -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                       $  (9,185,374)     $ (14,957,697)
                                                                       -------------      -------------
  Net increase (decrease) in net assets                                $ (12,540,488)     $  28,424,159
NET ASSETS:
Beginning of period                                                      134,090,016        105,665,857
                                                                       -------------      -------------
End of period                                                          $ 121,549,528      $ 134,090,016
                                                                       =============      =============
Accumulated net investment loss                                        $    (323,292)     $          --
                                                                       =============      =============

                              '10 Shares       '10 Amount         '09 Shares        '09 Amount
                             (unaudited)       (unaudited)
CLASS I
Shares sold                     187,668      $   3,738,451           644,609      $   9,990,717
Less shares repurchased        (650,025)       (12,923,825)       (1,617,198)       (24,948,414)
                               --------      -------------        ----------      -------------
  Net decrease                 (462,357)     $  (9,185,374)         (972,589)     $ (14,957,697)
                               ========      =============        ==========      =============

14   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. There were no distributions paid during the year ended December 31, 2009. The components of distributable earnings on a federal income tax basis at December 31, 2009, were as follows:

------------------------------------------------------------------------------
                                                                      2009
------------------------------------------------------------------------------
  Distributable Earnings:
  Capital loss carryforward                                     $ (43,435,140)
  Unrealized appreciation                                          30,030,422
                                                                -------------
    Total                                                       $ (13,404,718)
                                                                =============
------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $152,147 in commissions on the sale of Trust shares for the six months ended June 30, 2010. Dividends and distributions to shareowners are recorded on the ex-dividend date.

   During the fiscal year, the Portfolio recognized gains of $219,459 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Option Writing
   When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open written call options at June 30, 2010.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,590 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $162 in transfer agent fees payable to PIMSS at June 30, 2010.

4. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Christopher J. Kelley, Secretary                  Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[Logo] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.











                                                                   19616-04-0810


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                                           2
  Comparing Ongoing Portfolio Expenses                                       3
  Portfolio Management Discussion                                            4
  Schedule of Investments                                                    6
  Financial Statements                                                      23
  Notes to Financial Statements                                             28
  Trustees, Officers and Service Providers                                  32

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                    50.3%
Convertible Corporate Bonds                             19.0%
U.S. Common Stocks                                      15.3%
Preferred Stocks                                         5.6%
Temporary Cash Investments                               5.4%
Senior Secured Loans                                     3.9%
Collateralized Mortgage Obligations                      0.5%
Asset Backed Securities                                  0.0%**
Municipal Bonds                                          0.0%**

**Amount rounds to less than 0.1%


Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                         13.9%
1-3 years                                        33.5%
3-4 years                                         7.5%
4-6 years                                        12.4%
6-8 years                                        15.4%
8+ years                                         17.3%


Five Largest Total Holdings
(As a percentage of total long-term holdings)*

1.  WESCO International, Inc.,
     6.0%, 9/15/29                                2.28%
2.  Forest City Enterprises, Inc.,
     7.0%, 12/31/49                               2.22
3.  Novelis, Inc., 7.25%, 2/15/15                 1.86
4.  Nova Chemicals Corp.,
     7.875%, 9/15/25                              1.75
5.  Freeport-McMoRan Copper &
     Gold, Inc. (Class B)                         1.33

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10

Prices and Distributions

Net Asset Value per Share      6/30/10     12/31/09
  Class I                     $ 9.30      $ 9.53
  Class II                    $ 9.28      $ 9.51

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/10 - 6/30/10            Income         Capital Gains     Capital Gains
  Class I                   $ 0.2770       $  -              $  -
  Class II                  $ 0.2642       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
--------------------------------------------------------------------------------

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, the BofA ML Index of Convertible Bonds (Speculative Quality), and the BofA ML All Convertible Bonds Speculative Quality Index, portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                 Pioneer                Pioneer                BofA ML                BofA ML                BofA ML
                 High Yield             High Yield             High Yield             All Convertible Bonds  Convertible Bonds
                 VCT Portfolio,         VCT Portfolio,         Master II              Speculative Quality    (Speculative Quality)
                 Class I                Class II               Index                  Index                  Index
6/00             10,000                 10,000                 10,000                 10,000                 10,000
                 11,086                 11,081                  9,908                  7,976                  7,682
6/02             11,689                 11,625                  9,472                  6,761                  7,020
                 13,845                 13,740                 11,580                  8,409                  8,753
6/04             15,202                 15,035                 12,760                 10,313                 10,556
                 16,266                 16,048                 14,115                 10,592                 10,696
6/06             16,957                 16,672                 14,779                 11,843                 11,729
                 19,191                 18,840                 16,515                 14,151                 13,852
6/08             18,821                 18,431                 16,167                 12,787                 12,381
                 16,111                 15,699                 15,596                 10,229                  9,740
6/10             19,985                 19,434                 19,889                 13,191                 12,415

The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The BofA ML Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. The BofA ML All Convertible Bonds Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

--------------------------------------------------------------------------------
                                     Class I                         Class II
--------------------------------------------------------------------------------
10 Years                              7.17%                           6.87%
5 Years                               4.20%                           3.90%
1 Year                               24.05%                          23.79%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.

    Share Class                                  I               II
    -------------------------------------------------------------------
    Beginning Account Value on 1/1/10        $1,000.00        $1,000.00
    Ending Account Value on 6/30/10          $1,004.30        $1,003.00
    Expenses Paid During Period*             $    3.88        $    5.02

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

    Share Class                                  I               II
    -------------------------------------------------------------------
    Beginning Account Value on 1/1/10        $1,000.00        $1,000.00
    Ending Account Value on 6/30/10          $1,020.93        $1,019.79
    Expenses Paid During Period*             $    3.91        $    5.06

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

While stocks retreated, high-yield bonds offered positive results during the six months ended June 30, 2010. In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the market environment and the performance of the Pioneer High Yield VCT Portfolio during the six-month period.

Q: What was the investment environment like for high-yield bonds over the six months ended June 30, 2010?

A: It was a period marked by volatility. The market experienced a mild correction in February and a much sharper one in May, swings which coincided with volatility in the equity markets, but to a lesser degree. Economic data continued to be encouraging and the capital markets remained open. Across-the-board cost cutting programs also helped to boost corporate earnings. Many companies in the high-yield market were able to refinance their outstanding debt at lower prevailing rates that were still attractive enough to entice investors looking for yield within an environment of very low short-term interest rates. There was a healthy stream of new issuance within the high-yield market that was absorbed by investors who were heartened by a growing number of credit-rating upgrades, and the secondary market also was active. Evidence emerged that defaults were peaking while forecasts called for fewer bankruptcies in 2010. Mergers and acquisitions - typically a positive driver for the high-yield market - started to pick up at the same time that there were fewer entries into the distressed securities market. However, the market swooned late in the six-month period due to concerns about how sovereign debt problems in Greece, Spain and Portugal might hurt growth across Europe, and the possibility that the U.S. and China may also be affected.

Q: How did the Portfolio perform in that environment over the six months ended
   June 30, 2010?

A: For the six months ended June 30, 2010, the Pioneer High Yield VCT
   Portfolio's Class I shares returned 0.43% at net asset value, and Class II shares returned 0.30%, while the Portfolio's benchmarks, the Bank of America
   (BofA)/Merrill Lynch (ML) High Yield Master II Index, the BofA/ML Index of Convertible Bonds (Speculative Quality)* and the BofA/ML All Convertible Bonds Speculative Quality Index, returned 4.74%, -0.91% and -0.43%, respectively. Over the same period, the average return of the 111 variable portfolios in Lipper's High Current Yield Underlying Funds category was 3.38%.

   * In January 2010, the BofA/ML Index of Convertible Bonds (Speculative Quality) was replaced as a Portfolio benchmark by the BofA/ML All Convertible Bonds Speculative Quality Index because the Portfolio's adviser believes the BofA/ML All Convertible Bonds Speculative Quality Index is a more appropriate broad-based market index for the Portfolio. We will continue to report returns for the former benchmark, the BofA/ML Index of Convertible Bonds (Speculative Quality) in the next two shareholder reports, including this semiannual.


Q: What factors led to the Portfolio's underperformance of the BofA/ML High
   Yield Master II Index and its Lipper peers over the six months ended June 30, 2010?

A: The Portfolio underperformed during the six-month period due to its exposure to equities - which lagged high-yield bonds, turning in a negative performance - and equity-linked products such as convertible bonds. Security selection within high-yield bonds kept pace with the BofA/ML High Yield Master II Index, but that was unable to offset the negative performance of the Portfolio's holdings in the other asset classes. At the sector level, underweighting banking and financial services hurt the Portfolio's performance, while overweighting real estate and underweighting both technology and utilities were positives.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Which Portfolio holdings detracted the most from relative performance over the six months ended June 30, 2010, and which holdings aided performance?

A: The common stock of Freeport-McMoRan Copper & Gold lagged due to concerns that reduced growth in China will slow demand for the company's products. Chemical company Georgia Gulf, another equity holding in the Portfolio, declined after the company experienced weakness in its chlor alkali business, a business that ultimately supplies the residential housing sector. The convertible preferred stock of diagnostic products manufacturer Inverness Medical Innovations underperformed due to the company's weak outlook, and the convertible bonds of Sunpower, a solar panel manufacturer, suffered from concerns that European governments might cut subsidies to the solar industry.

   On the plus side, the converted stock of chemical firm LyondellBasell rose after the company successfully restructured its debt. BE Aerospace also performed well due to positive airline data. The convertible bonds of WESCO, an industrial distributor, and Greenbrier Companies, a railcar manufacturer, both benefited from improvements among late-economic-cycle stocks. Finally, the bond prices of collection agency NCO Group responded well to the firm's better-than-expected financial results.

Q: What is your outlook?

A: We continue to believe that the U.S. economy will achieve growth in gross domestic product (GDP) in the 3% range for 2010, driven by the corporate sector. At the margins, U.S. GDP growth may be somewhat lower than we had expected at the beginning of the year, due to reduced global growth expectations that reflect tighter monetary policy from several emerging market countries. For example, China has increased its reserve requirements and deficit-reduction measures have been implemented in less-developed European Union countries, including Spain, Portugal and Greece.



   Please refer to the Schedule of Investments on pages 6 to 22 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          CONVERTIBLE CORPORATE BONDS - 19.6%
                                          Energy - 3.0%
                                          Coal & Consumable Fuels - 0.8%
   830,000                  BB-/NR        Massey Energy Co., 3.25%, 8/1/15                                   $   689,936
                                                                                                             -----------
                                          Oil & Gas Equipment & Services - 0.5%
   395,000                  BB/NR         Exterran Holdings, Inc., 4.25%, 6/15/14                            $   516,463
                                                                                                             -----------
                                          Oil & Gas Exploration & Production - 1.7%
   386,000                  BB-/NR        Bill Barrett Corp., 5.0%, 3/15/28                                  $   383,105
   410,000                  NA/NA         Carrizo Oil & Gas, Inc., 4.875%, 6/1/28                                352,600
   755,000                  BB/Ba3        Chesapeake Energy Corp., 2.5%, 5/15/37                                 587,956
   200,000                  B/NR          Penn Virginia Corp., 4.5%, 11/15/12                                    186,500
                                                                                                             -----------
                                                                                                             $ 1,510,161
                                                                                                             -----------
                                          Total Energy                                                       $ 2,716,560
                                                                                                             -----------
                                          Materials - 0.2%
                                          Steel - 0.2%
   145,000                  BB+/NR        Steel Dynamics, Inc., 5.125%, 6/15/14                              $   157,876
                                                                                                             -----------
                                          Total Materials                                                    $   157,876
                                                                                                             -----------
                                          Capital Goods - 5.3%
                                          Construction & Farm Machinery & Heavy Trucks - 1.1%
   250,000                  CCC/Caa2      Greenbrier Co., Inc., 2.375%, 5/15/26                              $   197,500
   675,000                  B/B1          Navistar International Corp., 3.0%, 10/15/14                           791,438
                                                                                                             -----------
                                                                                                             $   988,938
                                                                                                             -----------
                                          Electrical Component & Equipment - 2.0%
   459,000                  B/B2          General Cable Corp., 4.5%, 11/15/29                                $   430,313
 1,225,000                  BB+/Ba1       Roper Industries, Inc., 1.4813%, 1/15/34                               851,375
    80,000                  BB-/NR        SunPower Corp., 1.25%, 2/15/27                                          68,400
   135,000                  NR/NR         SunPower Corp., 4.5%, 3/15/15                                          104,625
   380,000                  BB-/NR        SunPower Corp., 4.75%, 4/15/14                                         301,150
                                                                                                             -----------
                                                                                                             $ 1,755,863
                                                                                                             -----------
                                          Trading Companies & Distributors - 2.2%
 1,420,000                  B/NR          WESCO International, Inc., 6.0%, 9/15/29                           $ 2,007,522
                                                                                                             -----------
                                          Total Capital Goods                                                $ 4,752,323
                                                                                                             -----------
                                          Commercial Services & Supplies - 0.3%
                                          Environmental & Facilities Services - 0.3%
   250,000                  B/Ba3         Covanta Holding Corp., 3.25%, 6/1/14                               $   265,988
                                                                                                             -----------
                                          Total Commercial Services & Supplies                               $   265,988
                                                                                                             -----------
                                          Transportation - 0.7%
                                          Airlines - 0.2%
   120,000                  CCC+/B3       Continental Airlines, Inc., 4.5%, 1/15/15                          $   155,700
                                                                                                             -----------
                                          Marine - 0.5%
   610,000                  CCC+/Caa3     Horizon Lines, Inc., 4.25%, 8/15/12                                $   503,250
                                                                                                             -----------
                                          Total Transportation                                               $   658,950
                                                                                                             -----------
                                          Automobiles & Components - 0.7%
                                          Automobile Manufacturers - 0.7%
   476,000                  CCC/B2        Ford Motor Co., 4.25%, 11/15/16                                    $   593,215
                                                                                                             -----------
                                          Total Automobiles & Components                                     $   593,215
                                                                                                             -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                        Consumer Durables & Apparel - 0.3%
                                        Homebuilding - 0.3%
   250,000                  BB-/Ba3     D.R. Horton, Inc., 2.0%, 5/15/14                                     $   254,063
                                                                                                             -----------
                                        Total Consumer Durables & Apparel                                    $   254,063
                                                                                                             -----------
                                        Media - 1.2%
                                        Advertising - 0.9%
   819,000                  BB/Ba2      Interpublic Group Co., 4.25%, 3/15/23                                $   820,024
                                                                                                             -----------
                                        Movies & Entertainment - 0.3%
   342,000                  B-/NR       Live Nation, Inc., 2.875%, 7/15/27                                   $   285,998
                                                                                                             -----------
                                        Total Media                                                          $ 1,106,022
                                                                                                             -----------
                                        Retailing - 0.2%
                                        Automotive Retail - 0.2%
   175,000                  B-/Caa3     Sonic Automotive, Inc., 5.0%, 10/1/29                                $   171,281
                                                                                                             -----------
                                        Total Retailing                                                      $   171,281
                                                                                                             -----------
                                        Food, Beverage & Tobacco - 0.4%
                                        Tobacco - 0.4%
   390,000                  B-/Caa1     Alliance One International, Inc., 5.5%, 7/15/14 (144A)               $   379,763
                                                                                                             -----------
                                        Total Food, Beverage & Tobacco                                       $   379,763
                                                                                                             -----------
                                        Health Care Equipment & Services - 2.0%
                                        Health Care Equipment - 0.7%
   680,000                  BB-/NR      Hologic, Inc., 2.0%, 12/15/37                                        $   578,850
                                                                                                             -----------
                                        Health Care Services - 1.1%
 1,240,000                  B+/B1       Omnicare, Inc., 3.25%, 12/15/35                                      $ 1,026,100
                                                                                                             -----------
                                        Health Care Supplies - 0.2%
   215,000                  B-/NR       Inverness Medical Innovations, Inc., 3.0%, 5/15/16                   $   184,900
    35,000                  B-/NR       Inverness Medical Innovations, Inc., 3.0%, 5/15/16 (144A)                 30,100
                                                                                                             -----------
                                                                                                             $   215,000
                                                                                                             -----------
                                        Total Health Care Equipment & Services                               $ 1,819,950
                                                                                                             -----------
                                        Pharmaceuticals & Biotechnology - 0.7%
                                        Biotechnology - 0.7%
   250,000                  B-/NA       BioMarin Pharmaceutical, Inc., 1.875%, 4/23/17                       $   266,563
   635,000                  NA/NA       MannKind Corp., 3.75%, 12/15/13 (b)                                      383,381
                                                                                                             -----------
                                                                                                             $   649,944
                                                                                                             -----------
                                        Total Pharmaceuticals & Biotechnology                                $   649,944
                                                                                                             -----------
                                        Real Estate - 1.0%
                                        Office Real Estate Investment Trusts - 0.8%
   475,000                  NR/NR       Alexandria Real Estate Equities, Inc., 3.7%, 1/15/27 (144A)          $   463,719
   275,000                  NR/B1       Lexington Realty Trust, 6.0%, 1/15/30 (144A)                             273,969
                                                                                                             -----------
                                                                                                             $   737,688
                                                                                                             -----------
                                        Specialized Real Estate Investment Trusts - 0.2%
   155,000                  BB+/NR      Host Hotels & Resorts LP, 2.5%, 10/15/29                             $   175,150
                                                                                                             -----------
                                        Total Real Estate                                                    $   912,838
                                                                                                             -----------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Software & Services - 0.3%
                                          Internet Software & Services - 0.3%
   252,000                  B/NR          SAVVIS, Inc., 3.0%, 5/15/12                                        $   236,880
                                                                                                             -----------
                                          Total Software & Services                                          $   236,880
                                                                                                             -----------
                                          Technology Hardware & Equipment - 1.4%
                                          Communications Equipment - 0.5%
   455,000                  B/NR          CommScope, Inc., 3.25%, 7/1/15                                     $   495,381
                                                                                                             -----------
                                          Electronic Equipment & Instruments - 0.8%
   230,000                  B+/NR         L-1 Identity Solutions, Inc., 3.75%, 5/15/27                       $   215,338
   525,000                  NR/NR         Newport Corp., 2.5%, 2/15/12                                           494,156
                                                                                                             -----------
                                                                                                             $   709,494
                                                                                                             -----------
                                          Technology Distributors - 0.1%
    95,000                  B+/NR         Anixter International, Inc., 1.0%, 2/15/13                         $    86,331
                                                                                                             -----------
                                          Total Technology Hardware & Equipment                              $ 1,291,206
                                                                                                             -----------
                                          Semiconductors - 0.8%
   334,000                  B-/NR         Advanced Micro Devices, Inc., 6.0%, 5/1/15                         $   317,300
   460,000                  B+/NR         ON Semiconductor Corp., 2.625%, 12/15/26                               430,675
                                                                                                             -----------
                                                                                                             $   747,975
                                                                                                             -----------
                                          Total Semiconductors                                               $   747,975
                                                                                                             -----------
                                          Telecommunication Services - 1.1%
                                          Alternative Carriers - 0.6%
   530,000                  B-/B3         Time Warner Telecom, Inc., 2.375%, 4/1/26                          $   573,725
                                                                                                             -----------
                                          Integrated Telecommunication Services - 0.5%
   160,000                  B+/NR         MasTec, Inc., 4.25%, 12/15/14                                      $   146,200
   309,000                  B+/NR         MasTec, Inc., 4.0%, 6/15/14                                            278,873
                                                                                                             -----------
                                                                                                             $   425,073
                                                                                                             -----------
                                          Total Telecommunication Services                                   $   998,798
                                                                                                             -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $15,841,196)                                                 $17,713,632
                                                                                                             -----------

    Shares
                                          PREFERRED STOCKS - 5.7%
                                          Energy - 0.6%
                                          Oil & Gas Exploration & Production - 0.6%
    12,270                                Petroquest Energy, Inc., 6.875%, 12/31/49                          $   423,315
     1,300                                SandRidge Energy, Inc., 8.5%, 12/31/99                                 123,474
                                                                                                             -----------
                                                                                                             $   546,789
                                                                                                             -----------
                                          Total Energy                                                       $   546,789
                                                                                                             -----------
                                          Capital Goods - 0.3%
                                          Electrical Component & Equipment - 0.3%
     2,000                                General Cable Corp., 5.75%, 11/24/13                               $   266,750
                                                                                                             -----------
                                          Total Capital Goods                                                $   266,750
                                                                                                             -----------
                                          Consumer Services - 0.0%
                                          Hotels, Resorts & Cruise Lines - 0.0%
       500                                Persues Holding Corp.*                                             $        --
                                                                                                             -----------
                                          Total Consumer Services                                            $        --
                                                                                                             -----------


8  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
               Floating     Moody's
    Shares     Rate (d)     Ratings                                                                                Value
                                        Health Care Equipment & Services - 0.6%
                                        Health Care Supplies - 0.6%
     2,714                              Inverness Medical, Inc., 3.0%, 12/31/49                              $   535,092
                                                                                                             -----------
                                        Total Health Care Equipment & Services                               $   535,092
                                                                                                             -----------
                                        Banks - 0.2%
                                        Thrifts & Mortgage Finance - 0.2%
     7,000                              Sovereign Cap Trust IV, 4.375%, 3/1/34                               $   221,375
                                                                                                             -----------
                                        Total Banks                                                          $   221,375
                                                                                                             -----------
                                        Diversified Financials - 0.5%
                                        Diversified Financial Services - 0.5%
       450                              Bank of America Corp., 7.25%, 12/31/49                               $   408,600
                                                                                                             -----------
                                        Total Diversified Financials                                         $   408,600
                                                                                                             -----------
                                        Insurance - 0.7%
                                        Life & Health Insurance - 0.7%
    34,000                              Delphi Financial Group, Inc., 7.376%, 5/15/37                        $   671,500
                                                                                                             -----------
                                        Total Insurance                                                      $   671,500
                                                                                                             -----------
                                        Real Estate - 2.2%
                                        Real Estate Operating Companies - 2.2%
    39,250                              Forest City Enterprises, Inc., 7.0%, 12/31/49*                       $ 1,960,047
                                                                                                             -----------
                                        Total Real Estate                                                    $ 1,960,047
                                                                                                             -----------
                                        Utilities - 0.6%
                                        Multi-Utilities - 0.6%
     6,900                              CMS Energy Corp., 4.5%, 12/31/49                                     $   568,819
                                                                                                             -----------
                                        Total Utilities                                                      $   568,819
                                                                                                             -----------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $6,367,249)                                                    $ 5,178,972
                                                                                                             -----------
                                        COMMON STOCKS - 15.7%
                                        Energy - 0.7%
                                        Integrated Oil & Gas - 0.3%
     8,300                              Marathon Oil Corp.                                                   $   258,047
                                                                                                             -----------
                                        Oil & Gas Drilling - 0.3%
    93,120                              Hercules Offshore, Inc.*                                             $   226,282
                                                                                                             -----------
                                        Oil & Gas Exploration & Production - 0.1%
    18,737                              SandRidge Energy, Inc.*(b)                                           $   109,237
                                                                                                             -----------
                                        Total Energy                                                         $   593,566
                                                                                                             -----------
                                        Materials - 3.7%
                                        Commodity Chemicals - 1.0%
    65,288                              Georgia Gulf Corp.*(b)                                               $   870,942
                                                                                                             -----------
                                        Construction Materials - 0.2%
     5,212                              Texas Industries, Inc. (b)                                           $   153,962
                                                                                                             -----------
                                        Diversified Chemical - 1.0%
    14,689                              Lyondellbasell Industries NV (Class B)*                              $   237,227
     4,162                              FMC Corp.                                                                239,024
    31,195                              LyondellBasell Industries NV*                                            503,799
                                                                                                             -----------
                                                                                                             $   980,050
                                                                                                             -----------

  The accompanying notes are an integral part of these financial statements.  9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
               Floating     Moody's
    Shares     Rate (d)     Ratings                                                                                Value
                                          Diversified Metals & Mining - 1.4%
    19,824                                Freeport-McMoRan Copper & Gold, Inc. (Class B)                     $ 1,172,193
    88,500                                Polymet Mining Corp.*                                                  130,095
                                                                                                             -----------
                                                                                                             $ 1,302,288
                                                                                                             -----------
                                          Steel - 0.1%
     6,101                                KNIA Holdings, Inc.*                                               $    47,343
                                                                                                             -----------
                                          Total Materials                                                    $ 3,354,585
                                                                                                             -----------
                                          Capital Goods - 3.5%
                                          Aerospace & Defense - 1.6%
    17,729                                BE Aerospace, Inc.*                                                $   450,848
    10,178                                DigitalGlobe, Inc.*                                                    267,681
     8,405                                Geoeye, Inc.*                                                          261,732
     6,545                                ITT Corp.                                                              294,001
    12,090                                Orbital Sciences Corp.*                                                190,659
                                                                                                             -----------
                                                                                                             $ 1,464,921
                                                                                                             -----------
                                          Building Products - 0.3%
     6,752                                Lennox International, Inc.                                         $   280,681
                                                                                                             -----------
                                          Construction & Farm Machinery & Heavy Trucks - 0.2%
    17,596                                Commercial Vehicle Group, Inc.*                                    $   179,655
                                                                                                             -----------
                                          Electrical Component & Equipment - 0.7%
     7,950                                Cooper Industries Plc                                              $   349,800
    10,800                                General Cable Corp.*                                                   287,820
                                                                                                             -----------
                                                                                                             $   637,620
                                                                                                             -----------
                                          Industrial Machinery - 0.7%
    10,526                                ESCO Technologies, Inc.                                            $   271,045
    14,968                                Kennametal, Inc.                                                       380,636
                                                                                                             -----------
                                                                                                             $   651,681
                                                                                                             -----------
                                          Total Capital Goods                                                $ 3,214,558
                                                                                                             -----------
                                          Automobiles & Components - 0.7%
                                          Auto Parts & Equipment - 0.7%
     9,899                                Lear Corp.*                                                        $   655,314
                                                                                                             -----------
                                          Total Automobiles & Components                                     $   655,314
                                                                                                             -----------
                                          Consumer Services - 1.3%
                                          Casinos & Gaming - 0.7%
    13,136                                International Game Technology                                      $   206,235
    20,970                                Scientific Games Corp.*                                                192,924
     4,965                                WMS Industries, Inc.*                                                  194,876
                                                                                                             -----------
                                                                                                             $   594,035
                                                                                                             -----------
                                          Restaurants - 0.3%
    11,921                                Starbucks Corp.                                                    $   289,680
                                                                                                             -----------
                                          Specialized Consumer Services - 0.3%
    41,843                                Service Corp. International                                        $   309,638
                                                                                                             -----------
                                          Total Consumer Services                                            $ 1,193,353
                                                                                                             -----------


10 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          S&P/
             Floating     Moody's
    Shares   Rate (d)     Ratings                                                                                  Value
                                          Retailing - 0.3%
                                          Automotive Retail - 0.1%
     8,372                                Sonic Automotive, Inc.*(b)                                         $    71,664
                                                                                                             -----------
                                          Department Stores - 0.2%
     6,310                                J.C. Penney Co., Inc.                                              $   135,539
                                                                                                             -----------
                                          Total Retailing                                                    $   207,203
                                                                                                             -----------
                                          Food, Beverage & Tobacco - 0.2%
                                          Tobacco - 0.2%
    42,900                                Alliance One International, Inc.*                                  $   152,724
                                                                                                             -----------
                                          Total Food, Beverage & Tobacco                                     $   152,724
                                                                                                             -----------
                                          Health Care Equipment & Services - 0.8%
                                          Health Care Supplies - 0.1%
     4,000                                Inverness Medical Innovations, Inc.*                               $   106,640
                                                                                                             -----------
                                          Managed Health Care - 0.7%
     8,348                                Aetna, Inc.                                                        $   220,220
     6,200                                CIGNA Corp.                                                            192,572
     7,240                                United Healthcare Group, Inc.                                          205,616
                                                                                                             -----------
                                                                                                             $   618,408
                                                                                                             -----------
                                          Total Health Care Equipment & Services                             $   725,048
                                                                                                             -----------
                                          Pharmaceuticals & Biotechnology - 1.5%
                                          Life Sciences Tools & Services - 1.5%
     5,315                                Bio-Rad Laboratories, Inc.*                                        $   459,694
    11,430                                Thermo Fisher Scientific, Inc.*                                        560,642
     5,515                                Waters Corp.*                                                          356,821
                                                                                                             -----------
                                                                                                             $ 1,377,157
                                                                                                             -----------
                                          Total Pharmaceuticals & Biotechnology                              $ 1,377,157
                                                                                                             -----------
                                          Diversified Financials - 0.1%
                                          Asset Management & Custody Banks - 0.1%
     4,149                                Legg Mason, Inc.                                                   $   116,296
                                                                                                             -----------
                                          Total Diversified Financials                                       $   116,296
                                                                                                             -----------
                                          Real Estate - 0.3%
                                          Mortgage Real Estate Investment Trusts - 0.3%
    18,024                                Annaly Capital Management, Inc.                                    $   309,112
                                                                                                             -----------
                                          Total Real Estate                                                  $   309,112
                                                                                                             -----------
                                          Software & Services - 0.0%
                                          Data Processing & Outsourced Services - 0.0%
       952                                Perseus Holding Corp.*                                             $        --
                                                                                                             -----------
                                          Total Software & Services                                          $        --
                                                                                                             -----------
                                          Technology Hardware & Equipment - 1.1%
                                          Communications Equipment - 0.4%
    10,010                                CommScope, Inc.*                                                   $   237,938
     2,880                                Research In Motion, Ltd.*                                              141,869
                                                                                                             -----------
                                                                                                             $   379,807
                                                                                                             -----------
                                          Electronic Equipment & Instruments - 0.4%
     6,093                                Itron, Inc.*                                                       $   376,669
                                                                                                             -----------


  The accompanying notes are an integral part of these financial statements.  11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
               Floating     Moody's
    Shares     Rate (d)     Ratings                                                                              Value
                                          Electronic Manufacturing Services - 0.3%
     9,700                                Tyco Electronics, Ltd.                                             $   246,186
                                                                                                             -----------
                                          Total Technology Hardware & Equipment                              $ 1,002,662
                                                                                                             -----------
                                          Telecommunication Services - 0.4%
                                          Integrated Telecommunication Services - 0.4%
    33,060                                Windstream Corp.                                                   $   349,114
                                                                                                             -----------
                                          Total Telecommunication Services                                   $   349,114
                                                                                                             -----------
                                          Utilities - 1.1%
                                          Gas Utilities - 0.2%
     3,480                                Questar Corp.                                                      $   158,305
                                                                                                             -----------
                                          Independent Power Producer & Energy Traders -
                                           0.5%
    19,327                                NRG Energy, Inc.*                                                  $   409,926
                                                                                                             -----------
                                          Multi-Utilities - 0.4%
     4,600                                Public Service Enterprise Group, Inc.                              $   144,118
     5,420                                Sempra Energy Corp.                                                    253,602
                                                                                                             -----------
                                                                                                             $   397,720
                                                                                                             -----------
                                          Total Utilities                                                    $   965,951
                                                                                                             -----------
                                          TOTAL COMMON STOCKS
                                          (Cost $13,469,611)                                                 $14,216,643
                                                                                                             -----------

   Principal
  Amount ($)
                                          ASSET BACKED SECURITIES - 0.0%
                                          Banks - 0.0%
                                          Thrifts & Mortgage Finance - 0.0%
      80,000   0.68         CCC/Baa2      Bear Stearns Asset Backed Securities, Inc., Floating Rate Note,
                                          1/25/47                                                            $    31,487
                                                                                                             -----------
                                          Total Banks                                                        $    31,487
                                                                                                             -----------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $34,990)                                                     $    31,487
                                                                                                             -----------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
                                          Materials - 0.5%
                                          Forest Products - 0.5%
     450,000                BB/B1         T SRAR 2006-1 F, 7.5296%, 10/15/36 (144A)                          $   449,756
                                                                                                             -----------
                                          Total Materials                                                    $   449,756
                                                                                                             -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $453,883)                                                    $   449,756
                                                                                                             -----------
                                          CORPORATE BONDS - 51.7%
                                          Energy - 6.9%
                                          Coal & Consumable Fuels - 0.3%
     235,000                BB-/B2        Massey Energy Co., 6.875%, 12/15/13                                $   229,419
                                                                                                             -----------
                                          Oil & Gas Drilling - 0.1%
      75,000                B/B3          Pioneer Drilling Co., 9.875%, 3/15/18 (144A)                       $    73,500
                                                                                                             -----------
                                          Oil & Gas Equipment & Services - 0.1%
     115,000                B+/B1         Expro Finance Luxembourg SCA, 8.5%, 12/15/16                       $   109,825
                                                                                                             -----------


12  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Oil & Gas Exploration & Production - 3.0%
   150,000                  BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                             $   162,000
   535,000                  BB-/B2        Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                              526,975
   600,000                  B/B3          Linn Energy LLC, 8.625%, 4/15/20 (144A)                                614,250
   245,000                  B-/B3         Quicksilver Resources, Inc., 7.125%, 4/1/16                            226,013
   425,000                  B+/B2         Quicksilver Resources, Inc., 8.25%, 8/1/15                             419,684
   600,000                  B+/B3         SandRidge Energy, Inc., 8.0%, 6/1/18                                   568,500
   240,000                  B+/B3         SandRidge Energy, Inc., 8.625%, 4/1/15                                 233,100
                                                                                                             -----------
                                                                                                             $ 2,750,522
                                                                                                             -----------
                                          Oil & Gas Refining & Marketing - 2.7%
   870,000                  B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                            $   830,850
   630,000                  BB+/Ba1       Tesoro Corp., 6.5%, 6/1/17                                             576,450
 1,150,000                  BB+/Ba1       Tesoro Corp., 6.625%, 11/1/15                                        1,078,125
                                                                                                             -----------
                                                                                                             $ 2,485,425
                                                                                                             -----------
                                          Oil & Gas Storage & Transportation - 0.7%
   405,000                  BB/Ba1        Enterprise Products Operating LLC, 7.0%, 6/1/67                    $   356,400
   290,000                  BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                      257,013
                                                                                                             -----------
                                                                                                             $   613,413
                                                                                                             -----------
                                          Total Energy                                                       $ 6,262,104
                                                                                                             -----------
                                          Materials - 9.8%
                                          Aluminum - 2.5%
   170,000                  B-/B3         CII Carbon LLC, 11.125%, 11/15/15                                  $   165,325
   647,140     6.83         CCC+/B3       Noranda Aluminum Acquisition Corp., Floating Rate Note,
                                          5/15/15                                                                498,298
 1,700,000                  B-/Caa1       Novelis, Inc., 7.25%, 2/15/15                                        1,640,500
                                                                                                             -----------
                                                                                                             $ 2,304,123
                                                                                                             -----------
                                          Commodity Chemicals - 0.5%
   450,000                  CCC+/B3       Hexion US Finance Corp., 8.875%, 2/1/18 (144A)                     $   406,125
                                                                                                             -----------
                                          Construction Materials - 0.4%
   220,000                  CCC+/B3       AGY Holding Corp., 11.0%, 11/15/14                                 $   187,000
   140,000                  B/B3          Texas Industries, Inc., 7.25%, 7/15/13                                 135,450
                                                                                                             -----------
                                                                                                             $   322,450
                                                                                                             -----------
                                          Diversified Chemical - 0.7%
   225,000                  B/B2          Ineos Finance Plc, 9.0%, 5/15/15 (144A)                            $   224,438
   520,000                  CCC/Caa3      Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A) (b)                     405,600
                                                                                                             -----------
                                                                                                             $   630,038
                                                                                                             -----------
                                          Diversified Metals & Mining - 0.1%
   155,697                  B/B2          Blaze Recycling & Metals LLC, 13.0%, 7/16/12                       $   127,282
                                                                                                             -----------
                                          Metal & Glass Containers - 1.5%
   250,000                  CCC+/B2       AEP Industries, Inc., 7.875%, 3/15/13                              $   246,250
   275,000                  B-/B3         BWAY Holding Co., 10.0%, 6/15/18 (144A) (b)                            286,688
   865,000                  B+/B1         Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                        787,150
                                                                                                             -----------
                                                                                                             $ 1,320,088
                                                                                                             -----------


 The accompanying notes are an integral part of these financial statements.  13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Paper Packaging - 1.0%
   160,000                  CCC+/Caa1     Graham Packaging Co., 8.25%, 1/1/17                                $   157,600
   170,000                  CCC+/Caa1     Graham Packaging Co., 9.875%, 10/15/14                                 173,825
   605,000                  B-/B3         Graphic Packaging Co., 9.5%, 8/15/13                                   615,584
                                                                                                             -----------
                                                                                                             $   947,009
                                                                                                             -----------
                                          Paper Products - 0.7%
   605,000                  B/B3          Exopack Holding Corp., 11.25%, 2/1/14                              $   612,563
                                                                                                             -----------
                                          Specialty Chemicals - 1.7%
 1,765,000                  B+/B1         Nova Chemicals Corp., 7.875%, 9/15/25                              $ 1,544,373
                                                                                                             -----------
                                          Steel - 0.7%
   755,000                  CCC+/Caa2     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)                   $   641,750
                                                                                                             -----------
                                          Total Materials                                                    $ 8,855,801
                                                                                                             -----------
                                          Capital Goods - 8.7%
                                          Aerospace & Defense - 1.8%
   450,000                  BB/Ba3        BE Aerospace, Inc., 8.5%, 7/1/18                                   $   472,500
   483,000                  B/B1          DynCorp International, Inc., 10.375%, 7/1/17                           484,208
   195,000                  B+/B1         Esterline Technologies Corp., 7.75%, 6/15/13                           196,950
   440,000                  B/B1          GeoEye, Inc., 9.625%, 10/1/15                                          448,800
                                                                                                             -----------
                                                                                                             $ 1,602,458
                                                                                                             -----------
                                          Building Products - 0.2%
   170,000                  BB/B2         USG Corp., 9.75%, 8/1/14 (144A)                                    $   176,800
                                                                                                             -----------
                                          Construction & Engineering - 0.3%
   270,000                  B/B2          Esco Corp., 8.625%, 12/15/13 (144A)                                $   267,975
                                                                                                             -----------
                                          Construction & Farm Machinery & Heavy Trucks - 1.6%
   190,000                  BB-/Caa1      American Railcar Industries, Inc., 7.5%, 3/1/14                    $   184,300
   635,000                  BB+/Ba3       Case New Holland, Inc., 7.875%, 12/1/17 (144A)                         639,763
   655,000                  CCC/Caa2      Greenbrier Co., Inc., 8.375%, 5/15/15                                  617,338
                                                                                                             -----------
                                                                                                             $ 1,441,401
                                                                                                             -----------
                                          Electrical Component & Equipment - 2.7%
   700,000                  BB/Ba2        Anixter International Corp., 5.95%, 3/1/15                         $   667,625
   510,000                  B/B3          Baldor Electric, 8.625%, 2/15/17                                       527,850
   350,000                  B/B3          Coleman Cable, Inc., 9.0%, 2/15/18 (144A)                              334,250
   235,000                  B+/Ba3        General Cable Corp., 7.125%, 4/1/17 (b)                                232,650
   700,000                  B/B3          WireCo WorldGroup, Inc., 9.5%, 5/15/17                                 682,500
                                                                                                             -----------
                                                                                                             $ 2,444,875
                                                                                                             -----------
                                          Industrial Conglomerates - 0.4%
   350,000                  B-/Caa1       Reynolds Group Issuer, Inc., 8.5%, 5/15/18 (144A)                  $   343,438
                                                                                                             -----------
                                          Industrial Machinery - 0.7%
   710,000                  B-/B3         Mueller Water Products, Inc., 7.375%, 6/1/17                       $   623,025
                                                                                                             -----------
                                          Trading Companies & Distributors - 1.0%
 1,000,000                  B/B1          Wesco Distribution, Inc., 7.5%, 10/15/17                           $   960,000
                                                                                                             -----------
                                          Total Capital Goods                                                $ 7,859,972
                                                                                                             -----------
                                          Commercial Services & Supplies - 0.3%
                                          Environmental & Facilities Services - 0.3%
   245,000                  B-/Caa1       Waste Services, Inc., 9.5%, 4/15/14                                $   251,125
                                                                                                             -----------
                                          Total Commercial Services & Supplies                               $   251,125
                                                                                                             -----------


14  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Transportation - 0.7%
                                          Airlines - 0.6%
   260,000                  CCC+/B2       Delta Air Lines, Inc., 11.75%, 3/15/15                             $   277,550
   290,000                  BB-/Ba2       Delta Air Lines, Inc., 9.5%, 9/15/14                                   304,500
                                                                                                             -----------
                                                                                                             $   582,050
                                                                                                             -----------
                                          Railroads - 0.1%
    71,000                  BB-/B2        TFM SA De CV, 9.375%, 5/1/12 (b)                                   $    72,775
                                                                                                             -----------
                                          Total Transportation                                               $   654,825
                                                                                                             -----------
                                          Automobiles & Components - 1.0%
                                          Auto Parts & Equipment - 0.8%
   509,500                  CCC+/Caa2     Allison Transmission, Inc., 11.25%, 11/1/15 (144A)                 $   536,249
   240,000                  B+/B3         TRW Automotive, Inc., 8.875%, 12/1/17                                  247,200
                                                                                                             -----------
                                                                                                             $   783,449
                                                                                                             -----------
                                          Tires & Rubber - 0.2%
   135,000                  B+/B1         Goodyear Tire & Rubber Co., 10.5%, 5/15/16                         $   146,813
                                                                                                             -----------
                                          Total Automobiles & Components                                     $   930,262
                                                                                                             -----------
                                          Consumer Durables & Apparel - 1.8%
                                          Homebuilding - 1.0%
   365,000                  CCC/Caa2      Beazer Homes USA, Inc., 9.125%, 6/15/18                            $   337,625
   560,000                  B+/B1         Meritage Homes Corp., 6.25%, 3/15/15                                   529,200
                                                                                                             -----------
                                                                                                             $   866,825
                                                                                                             -----------
                                          Housewares & Specialties - 0.8%
   785,000                  CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17 (b)                       $   798,738
                                                                                                             -----------
                                          Total Consumer Durables & Apparel                                  $ 1,665,563
                                                                                                             -----------
                                          Consumer Services - 0.6%
                                          Casinos & Gaming - 0.6%
 1,335,000                  D/WR          Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A)                   $   203,588
   370,000                  BB-/B1        Scientific Games International, Inc., 9.25%, 6/15/19 (144A)            378,325
                                                                                                             -----------
                                                                                                             $   581,913
                                                                                                             -----------
                                          Total Consumer Services                                            $   581,913
                                                                                                             -----------
                                          Media - 3.6%
                                          Advertising - 0.9%
   570,000                  B+/Ba2        Interpublic Group of Companies, Inc., 10.0%, 7/15/17               $   628,425
   189,000                  B+/B2         MDC Partners, Inc., 11.0%, 11/1/16 (144A)                              201,285
                                                                                                             -----------
                                                                                                             $   829,710
                                                                                                             -----------
                                          Broadcasting - 2.7%
   290,000                  B/B1          Hughes Network Systems LLC, 9.5%, 4/15/14                          $   293,625
    45,000                  B/B1          Hughes Network Systems LLC, 9.5%, 4/15/14                               45,563
   468,789                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                                  467,617
   200,000                  B+/B3         Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                         201,500
   160,000                  B-/Caa1       Telesat Canada/Telesat LLC, 11.0%, 11/1/15                             172,800
   275,000                  B-/Caa1       Telesat Canada/Telesat LLC, 12.5%, 11/1/17                             308,000
 1,096,678                  CCC/Caa2      Univision Communications, Inc., 9.75%, 3/15/15 (144A) PIK (b)          912,984
                                                                                                             -----------
                                                                                                             $ 2,402,089
                                                                                                             -----------
                                          Total Media                                                        $ 3,231,799
                                                                                                             -----------

 The accompanying notes are an integral part of these financial statements.  15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Retailing - 1.1%
                                          Apparel Retail - 0.6%
   520,000                  B/B3          Brown Shoe Co., Inc., 8.75%, 5/1/12                                $   525,200
                                                                                                             -----------
                                          Internet Retail - 0.5%
   455,000                  B/B1          Ticketmaster, 10.75%, 8/1/16                                       $   490,263
                                                                                                             -----------
                                          Total Retailing                                                    $ 1,015,463
                                                                                                             -----------
                                          Food, Beverage & Tobacco - 1.0%
                                          Tobacco - 1.0%
   895,000                  B+/B2         Alliance One International, Inc., 10.0%, 7/15/16                   $   910,663
                                                                                                             -----------
                                          Total Food, Beverage & Tobacco                                     $   910,663
                                                                                                             -----------
                                          Household & Personal Products - 0.2%
                                          Personal Products - 0.2%
   220,000                  B-/NR         Revlon Consumer Products Corp., 9.75%, 11/15/15                    $   227,550
                                                                                                             -----------
                                          Total Household & Personal Products                                $   227,550
                                                                                                             -----------
                                          Health Care Equipment & Services - 2.9%
                                          Health Care Facilities - 0.8%
    86,000                  B/B3          Capella Healthcare, Inc., 9.25%, 7/1/17                            $    86,860
   150,418                  BB-/B2        HCA, Inc., 9.625%, 11/15/16                                            160,947
   465,000                  B-/B3         Psychiatric Solutions, Inc., 7.75%, 7/15/15                            476,625
                                                                                                             -----------
                                                                                                             $   724,432
                                                                                                             -----------
                                          Health Care Services - 1.0%
   460,000                  CCC+/Caa1     Surgical Care Affiliates LLC, 10.0%, 7/15/17 (144A)                $   454,250
   473,225                  B-/B3         Surgical Care Affiliates LLC, 8.875%, 7/15/15 (144A) PIK               464,944
                                                                                                             -----------
                                                                                                             $   919,194
                                                                                                             -----------
                                          Health Care Supplies - 1.1%
   230,000                  B/Caa1        Bausch & Lomb, Inc., 9.875%, 11/1/15                               $   236,325
   505,000                  B-/B3         Biomet, Inc., 10.375%, 10/15/17                                        542,875
   180,000                  B-/B3         Inverness Medical Innovations, Inc., 9.0%, 5/15/16                     180,450
                                                                                                             -----------
                                                                                                             $   959,650
                                                                                                             -----------
                                          Total Health Care Equipment & Services                             $ 2,603,276
                                                                                                             -----------
                                          Pharmaceuticals & Biotechnology - 0.6%
                                          Biotechnology - 0.4%
   328,000                  B+/B2         Lantheus Medical Imaging, Inc., 9.75%, 5/15/17 (144A)              $   324,720
                                                                                                             -----------
                                          Life Sciences Tools & Services - 0.2%
   220,762                  B/Caa1        Catalent Pharma Solution, Inc., 9.5%, 4/15/17 (144A)               $   210,276
                                                                                                             -----------
                                          Total Pharmaceuticals & Biotechnology                              $   534,996
                                                                                                             -----------
                                          Diversified Financials - 0.8%
                                          Diversified Financial Services - 0.2%
   210,000                  CCC/Caa1      Ceva Group Plc, 11.625%, 10/1/16                                   $   216,825
                                                                                                             -----------
                                          Specialized Finance - 0.6%
   195,000                  B+/B2         Dollar Financial Corp., 10.375%, 12/15/16 (144A)                   $   197,925
   360,000     7.68         CCC+/Caa1     NCO Group, Inc., Floating Rate Note, 11/15/13                          306,000
                                                                                                             -----------
                                                                                                             $   503,925
                                                                                                             -----------
                                          Total Diversified Financials                                       $   720,750
                                                                                                             -----------


16  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Insurance - 3.6%
                                          Insurance Brokers - 1.9%
   630,000                  CCC/Caa1      Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)                       $   634,725
   390,000                  CCC+/Caa1     Hub International Holdings, Inc., 10.25%, 6/15/15 (144A)               357,825
   230,000                  BB+/B1        Leucadia National Corp., 7.125%, 3/15/17 (144A)                        221,950
   509,000                  BB+/B1        Leucadia National Corp., 8.125%, 9/15/15                               521,725
                                                                                                             -----------
                                                                                                             $ 1,736,225
                                                                                                             -----------
                                          Multi-Line Insurance - 0.5%
   625,000                  BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                         $   490,600
                                                                                                             -----------
                                          Property & Casualty Insurance - 0.2%
   125,000                  BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25                    $   128,648
                                                                                                             -----------
                                          Reinsurance - 1.0%
   400,000     9.56         BB+/NR        Foundation Re II, Ltd., Floating Rate Note, 11/26/10               $   382,480
   250,000     0.00         BB+/A2        Foundation Re III, Ltd., Floating Rate Note, 2/3/14                    239,200
   250,000     9.40         BB-/NA        Residential Re, Floating Rate Note, 6/6/11                             242,525
                                                                                                             -----------
                                                                                                             $   864,205
                                                                                                             -----------
                                          Total Insurance                                                    $ 3,219,678
                                                                                                             -----------
                                          Real Estate - 0.4%
                                          Real Estate Operating Companies - 0.4%
   410,000                  B-/B3         Forest City Enterprises, Inc., 6.5%, 2/1/17                        $   331,075
    60,000                  B-/B3         Forest City Enterprises, Inc., 7.625%, 6/1/15                           55,200
                                                                                                             -----------
                                                                                                             $   386,275
                                                                                                             -----------
                                          Total Real Estate                                                  $   386,275
                                                                                                             -----------
                                          Software & Services - 2.1%
                                          Application Software - 0.5%
   340,000                  B-/NR         Nuance Communications, Inc., 2.75%, 8/15/27                        $   355,300
   115,000                  CCC+/Caa2     Vangent, Inc., 9.625%, 2/15/15                                         109,969
                                                                                                             -----------
                                                                                                             $   465,269
                                                                                                             -----------
                                          Data Processing & Outsourced Services - 0.6%
   700,000                  B-/Caa1       First Data Corp., 9.875%, 9/24/15                                  $   532,000
                                                                                                             -----------
                                          Internet Software & Services - 0.3%
   214,000                  B-/B1         Terremark Worldwide, Inc., 12.0%, 6/15/17                          $   239,680
                                                                                                             -----------
                                          IT Consulting & Other Services - 0.5%
   450,000                  CCC/Caa1      Activant Solutions, Inc., 9.5%, 5/1/16                             $   427,500
                                                                                                             -----------
                                          Systems Software - 0.2%
   308,558                  NR/NR         Pegasus Solutions, Inc., 13.0%, 4/15/14 PIK                        $   231,419
                                                                                                             -----------
                                          Total Software & Services                                          $ 1,895,868
                                                                                                             -----------
                                          Semiconductors - 0.3%
                                          Semiconductor Equipment - 0.3%
   230,000                  B-/B3         Aeroflex, Inc., 11.75%, 2/15/15                                    $   246,100
                                                                                                             -----------
                                          Total Semiconductors                                               $   246,100
                                                                                                             -----------


 The accompanying notes are an integral part of these financial statements.  17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Telecommunication Services - 3.8%
                                          Alternative Carriers - 1.2%
  445,000                   B/B2          Global Crossing, Ltd., 12.0%, 9/15/15 (144A)                       $   471,700
  425,000                   B/B1          PAETEC Holding Corp., 8.875%, 6/30/17 (144A)                           425,000
  215,000                   CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                                    209,088
                                                                                                             -----------
                                                                                                             $ 1,105,788
                                                                                                             -----------
                                          Integrated Telecommunication Services - 2.0%
  121,000                   B-/B3         Cincinnati Bell, Inc., 8.75%, 3/15/18                              $   109,808
  375,000                   BB-/B1        GCI, Inc., 8.625%, 11/15/19                                            374,063
  225,000                   B+/B1         Mastec, Inc., 7.625%, 2/1/17                                           218,813
  130,000                   BB/Ba2        New Communications Holdings, Inc., 8.25%, 4/15/17                      130,488
  731,000                   BB/Ba2        New Communications Holdings, Inc., 8.75%, 4/15/22 (b)                  731,000
  210,000                   B+/Ba3        Windstream Corp., 7.875%, 11/1/17                                      205,013
                                                                                                             -----------
                                                                                                             $ 1,769,185
                                                                                                             -----------
                                          Wireless Telecommunication Services - 0.6%
  380,000                   B-/B3         Cricket Communications, Inc., 9.375%, 11/1/14 (b)                  $   385,700
  180,000                   B/B2          Metropcs Wireless, Inc., 9.25%, 11/1/14                                185,400
                                                                                                             -----------
                                                                                                             $   571,100
                                                                                                             -----------
                                          Total Telecommunication Services                                   $ 3,446,073
                                                                                                             -----------
                                          Utilities - 1.5%
                                          Electric Utilities - 0.6%
  100,000                   BB-/Ba2       Public Service of New Mexico, 9.25%, 5/15/15                       $   106,375
  640,000                   CCC/Caa2      TXU Energy Co., 10.25%, 11/1/15 (b)                                    422,400
                                                                                                             -----------
                                                                                                             $   528,775
                                                                                                             -----------
                                          Independent Power Producer & Energy Traders - 0.9%
  565,000                   BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                         $   562,172
  290,000                   BB-/B1        NRG Energy, Inc., 7.375%, 1/15/17                                      287,100
                                                                                                             -----------
                                                                                                             $   849,272
                                                                                                             -----------
                                          Total Utilities                                                    $ 1,378,047
                                                                                                             -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $46,706,312)                                                 $46,878,103
                                                                                                             -----------
                                          MUNICIPAL BONDS - 0.0%
                                          Municipal Environment - 0.0%
  100,000          7.29     NR/NR         Ohio Air Quality Development, Floating Rate Note,
                                          6/8/22 (144A) (e)                                                  $    10,470
                                                                                                             -----------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $100,000)                                                    $    10,470
                                                                                                             -----------
                                          SENIOR FLOATING RATE LOAN INTERESTS - 4.0%**
                                          Materials - 0.4%
                                          Steel - 0.4%
  364,692         10.50     NR/NR         Niagara Corp., New Term Loan, 6/29/14                              $   340,987
                                                                                                             -----------
                                          Total Materials                                                    $   340,987
                                                                                                             -----------
                                          Automobiles & Components - 0.3%
                                          Tires & Rubber - 0.3%
  245,000          2.24     BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14            $   226,421
                                                                                                             -----------
                                          Total Automobiles & Components                                     $   226,421
                                                                                                             -----------


18  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Consumer Services - 0.7%
                                          Casinos & Gaming - 0.7%
   111,956     2.80         NR/NR         Gateway Casinos & Entertainment, Delayed Draw Term Advance
                                          Loan, 9/30/14                                                      $   106,171
   552,746     2.80         NR/NR         Gateway Casinos & Entertainment, Term Advance Loan,
                                          9/30/14                                                                524,187
                                                                                                             -----------
                                                                                                             $   630,358
                                                                                                             -----------
                                          Total Consumer Services                                            $   630,358
                                                                                                             -----------
                                          Media - 0.4%
                                          Cable & Satellite - 0.4%
   355,517     6.88         CCC/B2        WideOpenWest LLC, Series A New Term Loan, 6/18/14                  $   352,258
                                                                                                             -----------
                                          Total Media                                                        $   352,258
                                                                                                             -----------
                                          Health Care Equipment & Services - 0.3%
                                          Health Care Services - 0.1%
    97,278     6.00         BB/Ba3        RehabCare Group, Inc., Term B Loan, 11/1/15                        $    96,943
                                                                                                             -----------
                                          Health Care Supplies - 0.2%
   210,000     4.60         BB/Ba2        IM US Holdings, 2nd Lien Term Loan, 6/26/15                        $   202,125
                                                                                                             -----------
                                          Total Health Care Equipment & Services                             $   299,068
                                                                                                             -----------
                                          Pharmaceuticals & Biotechnology - 0.4%
                                          Biotechnology - 0.4%
   126,541     5.50         NR/B1         Warner Chilcott Corp., Term A Loan, 10/30/14                       $   126,477
    59,624     5.75         NR/B1         Warner Chilcott Corp., Term B1 Loan, 4/30/15                            59,557
    99,285     5.75         NR/B1         Warner Chilcott Corp., Term B2 Loan, 4/30/15                            99,173
    90,656     5.75         NR/B1         Warner Chilcott Corp., Term B3 Loan, 4/30/15                            90,634
                                                                                                             -----------
                                                                                                             $   375,841
                                                                                                             -----------
                                          Total Pharmaceuticals & Biotechnology                              $   375,841
                                                                                                             -----------
                                          Insurance - 0.5%
                                          Insurance Brokers - 0.5%
   272,938     6.75         B/NR          HUB International Holdings, Inc., Additional Term Loan, 6/13/14    $   262,020
    99,250     7.00         B/B2          USI Holdings Corp., Series C New Term Loan, 5/5/14                      96,273
    98,980     3.29         B/B2          USI Holdings Corp., Tranche B Term Loan, 5/5/14                         90,133
                                                                                                             -----------
                                                                                                             $   448,426
                                                                                                             -----------
                                          Total Insurance                                                    $   448,426
                                                                                                             -----------
                                          Technology Hardware & Equipment - 0.2%
                                          Electronic Components - 0.2%
    20,236     2.55         NR/Ba1        Flextronics Semiconductor, Inc., A1A Delayed Draw Term Loan,
                                          10/1/14                                                            $    18,802
   220,148     2.54         NR/Ba1        Flextronics Semiconductor, Inc., Closing Date Loan, 10/1/14            204,555
                                                                                                             -----------
                                                                                                             $   223,357
                                                                                                             -----------
                                          Total Technology Hardware & Equipment                              $   223,357
                                                                                                             -----------
                                          Semiconductors - 0.3%
                                          Semiconductor Equipment - 0.3%
   290,189     3.69         B+/Ba3        Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14                      $   272,052
                                                                                                             -----------
                                          Total Semiconductors                                               $   272,052
                                                                                                             -----------


 The accompanying notes are an integral part of these financial statements.  19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Telecommunication Services - 0.1%
                                          Wireless Telecommunication Services - 0.1%
   110,000     3.29         B+/B3         Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                 $   101,585
                                                                                                             -----------
                                          Total Telecommunication Services                                   $   101,585
                                                                                                             -----------
                                          Utilities - 0.4%
                                          Electric Utilities - 0.4%
   499,999     3.98         BBB-/Ba1      Texas Competitive Electric Holdings Co. LLC, Initial Tranche B2
                                          Term Loan, 10/10/14                                                $   370,937
                                                                                                             -----------
                                          Total Utilities                                                    $   370,937
                                                                                                             -----------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $3,658,253)                                                  $ 3,641,290
                                                                                                             -----------
                                          TEMPORARY CASH INVESTMENTS - 5.6%
                                          Securities Lending Collateral - 5.6% (c)
                                          Certificates of Deposit:
   145,865                                Bank of Nova Scotia, 0.47%, 9/7/10                                 $   145,865
   145,865                                Barclays, 0.30%, 7/23/10                                               145,865
   160,451                                CBA Financial, 0.56%, 1/3/11                                           160,451
   145,865                                Deutschebank, 0.30%, 7/19/10                                           145,865
    87,519                                DnB NOR Bank ASA NY, 0.49%, 8/26/10                                     87,519
   145,865                                Rabobank Nederland NY, 0.23%, 7/6/10                                   145,865
   145,865                                Royal Bank of Canada, 0.26%, 1/21/11                                   145,865
   145,865                                Svenska NY, 0.265%, 7/19/10                                            145,865
                                                                                                             -----------
                                                                                                             $ 1,123,160
                                                                                                             -----------
                                          Commercial Paper:
    87,519                                American Honda Finance, 0.38%, 5/4/11                              $    87,519
    58,346                                American Honda Finance, 0.38%, 4/15/11                                  58,346
    19,297                                Caterpillar Financial Services, 0.47%, 8/20/10                          19,297
   145,892                                Federal Home Loan Bank, 0.31%, 6/1/11                                  145,892
    58,338                                NABPP, 0.28%, 7/19/10                                                   58,338
    72,900                                PARFIN, 0.39%, 8/11/10                                                  72,900
   145,857                                SOCNAM, 0.28%, 7/6/10                                                  145,857
   116,613                                CHARF, 0.46%, 8/23/10                                                  116,613
    87,451                                CLIPPR, 0.45%, 9/1/10                                                   87,451
    60,711                                FAIRPP, 0.50%, 8/16/10                                                  60,711
    72,874                                FASCO, 0.46%, 9/2/10                                                    72,874
    67,039                                FASCO, 0.45%, 9/9/10                                                    67,039
   102,101                                SRCPP, 0.26%, 7/7/10                                                   102,101
   102,344                                STRAIT, 0.43%, 8/23/10                                                 102,344
    70,370                                TBLLC, 0.40%, 8/9/10                                                    70,370
   145,835                                Varfun, 0.29%, 7/26/10                                                 145,835
   131,878                                CME, Inc., 1.00%, 8/6/10                                               131,878
    43,768                                GE Capital Corp., 0.64%, 8/20/10                                        43,768
    15,789                                GE Capital Corp., 0.40%, 10/21/10                                       15,789
    15,898                                GE Capital Corp., 0.35%, 10/6/10                                        15,898
    72,925                                GE, 0.37%, 1/26/11                                                      72,925
    14,574                                GE Capital Corp., 0.33%, 6/6/11                                         14,574
    16,264                                John Deere Capital Corp., 0.32%, 7/16/10                                16,264
   123,350                                JPMorgan Chase & Co., 0.57%, 9/24/10                                   123,350

20  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          Securities Lending Collateral - (continued)
   165,369                                Santander, 0.30%, 7/23/10                                         $    165,369
   145,865                                Toyota Motor Credit Corp., 0.35%, 1/10/11                              145,865
    87,524                                Wachovia, 0.64%, 3/22/11                                                87,524
    40,846                                Wal-Mart Stores, Inc., 0.22%, 7/1/10                                    40,846
    58,336                                WFC, 0.60%, 12/2/10                                                     58,336
   145,865                                WESTPAC, 0.39%, 11/5/10                                                145,865
                                                                                                            ------------
                                                                                                            $  2,491,738
                                                                                                            ------------
                                          Tri-party Repurchase Agreements:
   183,002                                Barclays, 0.1%, 7/1/10                                            $    183,002
   364,662                                Deutsche Bank, 0.3%, 7/1/10                                            364,662
   437,594                                RBS Securities, Inc., 0.5%, 7/1/10                                     437,594
                                                                                                            ------------
                                                                                                            $    985,258
                                                                                                            ------------
   Shares
                                          Money Market Mutual Funds:
   218,797                                BlackRock Liquidity Temp Cash Fund                                $    218,797
   218,797                                Dreyfus Preferred Money Market Fund                                    218,797
                                                                                                            ------------
                                                                                                            $    437,594
                                                                                                            ------------
                                          Total Securities Lending Collateral                               $  5,037,750
                                                                                                            ------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $5,037,750)                                                 $  5,037,750
                                                                                                            ------------
                                          TOTAL INVESTMENT IN SECURITIES - 102.8%
                                          (Cost $91,669,244) (a)                                            $ 93,158,103
                                                                                                            ------------
                                          OTHER ASSETS AND LIABILITIES - (2.8)%                             $ (2,498,845)
                                                                                                            ------------
                                          TOTAL NET ASSETS - 100.0%                                         $ 90,659,258
                                                                                                            ============

*      Non-income producing security.
PIK    Represents a pay in kind security.
NR     Not rated by either S&P or Moody's.
WR     Withdrawn rating.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       June 30, 2010, the value of these securities amounted to $13,035,675 or 14.4% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $92,065,458 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an excess of
           value over tax cost                                                                              $ 7,843,422
         Aggregate gross unrealized loss for all investments in which there is an excess of
           tax cost over value                                                                               (6,750,777)
                                                                                                            -----------
         Net unrealized gain                                                                                $ 1,092,645
                                                                                                            ===========

(b)    At June 30, 2010, the following securities were out on loan:


  Principal
 Amount ($)    Security                                                         Value
    270,000    BWAY Holding Co., 10.0%, 6/15/18 (144A)                        $281,475
    376,000    Cricket Communications, Inc., 9.375%, 11/1/14                   381,640
    200,000    General Cable Corp., 7.125%, 4/1/17                             198,000
    514,000    Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)                  400,920
    350,000    MannKind Corp., 3.75%, 12/15/13                                 211,295
    500,000    New Communications Holdings, Inc., 8.75%, 4/15/22               500,000
     70,000    TFM SA De CV, 9.375%, 5/1/12                                     71,750
    628,000    TXU Energy Co., 10.25%, 11/1/15                                 414,480
  1,000,000    Univision Communications, Inc., 9.75%, 3/15/15 (144A) PIK       832,500
    585,000    Yankee Acquisition Corp., 9.75%, 2/15/17                        595,238

 The accompanying notes are an integral part of these financial statements.  21

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares    Security                                                        Value
     42,200    Georgia Gulf Corp. *                                         $  562,948
     18,500    SandRidge Energy, Inc. *                                        107,855
      7,300    Sonic Automotive, Inc. *                                         62,488
      5,100    Texas Industries, Inc.                                          150,654
                                                                            ----------
               Total                                                        $4,771,243
                                                                            ==========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $150,778,383 and $198,633,259, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                                                         Level 1           Level 2          Level 3          Total
   Convertible Corporate Bonds                         $        --       $17,713,632       $     --       $17,713,632
   Preferred Stocks                                      1,615,192         3,563,780             --         5,178,972
   Common Stock                                         14,169,300                --         47,343        14,216,643
   Asset Backed Securities                                      --            31,487             --            31,487
   Collateralized Mortgage Obligations                          --           449,756             --           449,756
   Corporate Bonds                                              --        46,646,684        231,419        46,878,103
   Municipal Bonds                                              --            10,470             --            10,470
   Senior Floating Rate Loan Interests                          --         3,641,290             --         3,641,290
   Temporary Cash Investments                                   --         4,600,156             --         4,600,156
   Money Market Mutual Funds                               437,594                --             --           437,594
                                                       -----------       -----------       --------       -----------
   Total                                               $16,222,086       $76,657,255       $278,762       $93,158,103
                                                       ===========       ===========       ========       ===========

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                            Common         Corporate
                                                            Stocks           Bonds
   Balance as of 6/30/09                                   $    --          $     --
   Realized gain (loss)(1)                                      --                --
   Change in unrealized appreciation (depreciation)(2)          --            (2,139)
   Net purchases (sales)                                    47,343           233,558
   Transfers in and out of Level 3                              --                --
                                                           -------          --------
   Balance as of 6/30/10                                   $47,343          $231,419
                                                           =======          ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.


22  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended
                                                              6/30/10       Year Ended
                                                            (unaudited)      12/31/09
Class I
Net asset value, beginning of period                          $  9.53        $  6.46
                                                              -------        -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.29        $  0.61
 Net realized and unrealized gain (loss) on investments         (0.24)          3.10
                                                              -------        -------
  Net increase (decrease) from investment operations          $  0.05        $  3.71
Distributions to shareowners:
 Net investment income                                          (0.28)         (0.64)
 Net realized gain                                                 --             --
                                                              -------        -------
  Net increase (decrease) in net asset value                  $ (0.23)       $  3.07
                                                              -------        -------
Net asset value, end of period                                $  9.30        $  9.53
                                                              =======        =======
Total return*                                                    0.43%         60.49%
Ratio of net expenses to average net assets+                     0.78%**        0.80%
Ratio of net investment income to average net assets+            6.02%**        7.58%
Portfolio turnover rate                                            22%**          41%
Net assets, end of period (in thousands)                      $70,921        $73,517
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    0.78%**        0.80%
 Net investment income                                           6.02%**        7.58%



                                                             Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/08     12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                          $ 11.05      $ 11.01      $ 10.88      $ 11.67
                                                              -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.67      $  0.61      $  0.59      $  0.61
 Net realized and unrealized gain (loss) on investments         (4.36)        0.04         0.29        (0.41)
                                                              -------      -------      -------      -------
  Net increase (decrease) from investment operations          $ (3.69)     $  0.65      $  0.88      $  0.20
Distributions to shareowners:
 Net investment income                                          (0.67)       (0.60)       (0.60)       (0.61)
 Net realized gain                                              (0.23)       (0.01)       (0.15)       (0.38)
                                                              -------      -------      -------      -------
  Net increase (decrease) in net asset value                  $ (4.59)     $  0.04      $  0.13      $ (0.79)
                                                              -------      -------      -------      -------
Net asset value, end of period                                $  6.46      $ 11.05      $ 11.01      $ 10.88
                                                              =======      =======      =======      =======
Total return*                                                  (35.43)%       5.95%        8.52%        1.95%
Ratio of net expenses to average net assets+                     0.83%        0.75%        0.74%        0.77%
Ratio of net investment income to average net assets+            7.00%        5.37%        5.51%        5.52%
Portfolio turnover rate                                            36%          55%          28%          37%
Net assets, end of period (in thousands)                      $43,923      $74,308      $65,890      $63,452
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    0.83%        0.75%        0.74%        0.77%
 Net investment income                                           7.00%        5.37%        5.51%        5.52%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.  23

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended
                                                              6/30/10      Year Ended
                                                            (unaudited)     12/31/09
Class II
Net asset value, beginning of period                          $  9.51        $  6.45
                                                              -------        -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.25        $  0.61
 Net realized and unrealized gain (loss) on investments         (0.22)          3.07
                                                              -------        -------
  Net increase (decrease) from investment operations          $  0.03        $  3.68
Distributions to shareowners:
 Net investment income                                          (0.26)         (0.62)
 Net realized gain                                                 --             --
                                                              -------        -------
  Net increase (decrease) in net asset value                  $ (0.23)       $  3.06
                                                              -------        -------
Net asset value, end of period                                $  9.28        $  9.51
                                                              =======        =======
Total return*                                                    0.30%         60.03%
Ratio of net expenses to average net assets+                     1.01%**        1.05%
Ratio of net investment income to average net assets+            5.67%**        7.24%
Portfolio turnover rate                                            22%**          41%
Net assets, end of period (in thousands)                      $19,738        $65,631
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    1.01%**        1.05%
 Net investment income                                           5.67%**        7.24%

                                                             Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/08     12/31/07     12/31/06     12/31/05
Class II
Net asset value, beginning of period                          $ 11.04      $ 11.01      $ 10.88      $ 11.67
                                                              -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.65      $  0.57      $  0.57      $  0.59
 Net realized and unrealized gain (loss) on investments         (4.36)        0.04         0.28        (0.42)
                                                              -------      -------      -------      -------
  Net increase (decrease) from investment operations          $ (3.71)     $  0.61      $  0.85      $  0.17
Distributions to shareowners:
 Net investment income                                          (0.65)       (0.57)       (0.57)       (0.58)
 Net realized gain                                              (0.23)       (0.01)       (0.15)       (0.38)
                                                              -------      -------      -------      -------
  Net increase (decrease) in net asset value                  $ (4.59)     $  0.03      $  0.13      $ (0.79)
                                                              -------      -------      -------      -------
Net asset value, end of period                                $  6.45      $ 11.04      $ 11.01      $ 10.88
                                                              =======      =======      =======      =======
Total return*                                                  (35.63)%       5.59%        8.25%        1.70%
Ratio of net expenses to average net assets+                     1.08%        1.00%        0.99%        1.02%
Ratio of net investment income to average net assets+            6.65%        5.12%        5.27%        5.27%
Portfolio turnover rate                                            36%          55%          28%          37%
Net assets, end of period (in thousands)                      $33,797      $57,286      $53,196      $47,169
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    1.08%        1.00%        0.99%        1.02%
 Net investment income                                           6.65%        5.12%        5.27%        5.27%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


24  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $4,771,243) (cost $91,669,244)      $ 93,158,103
 Cash                                                                                            2,627,841
 Receivables --
 Investment securities sold                                                                             34
 Portfolio shares sold                                                                              85,100
 Dividends and interest                                                                          1,268,344
 Other                                                                                               1,183
                                                                                              ------------
  Total assets                                                                                $ 97,140,605
                                                                                              ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $    805,418
 Portfolio shares repurchased                                                                      619,778
 Upon return of securities loaned                                                                5,037,750
 Due to affiliates                                                                                   2,073
 Accrued expenses                                                                                   16,328
                                                                                              ------------
  Total liabilities                                                                           $  6,481,347
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $ 93,718,471
 Distributions in excess of net investment income                                                  (73,846)
 Accumulated net realized loss on investments                                                   (4,474,226)
 Net unrealized gain on investments                                                              1,488,859
                                                                                              ------------
  Total net assets                                                                            $ 90,659,258
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $70,921,243/7,623,997 shares)                                              $       9.30
                                                                                              ============
 Class II (based on $19,738,015/2,127,265 shares)                                             $       9.28
                                                                                              ============


 The accompanying notes are an integral part of these financial statements.  25

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10

INVESTMENT INCOME:
 Dividends                                                 $  299,235
 Interest and other income                                  3,769,956
 Income from securities loaned, net                             5,278
                                                           ----------
  Total investment income                                                  $  4,074,469
                                                                           ------------
EXPENSES:
 Management fees                                           $  392,161
 Transfer agent fees
 Class I                                                          744
 Class II                                                         744
 Distribution fees
 Class II                                                      57,958
 Administrative reimbursements                                 18,047
 Custodian fees                                                 7,574
 Professional fees                                             30,554
 Printing expense                                               8,974
 Fees and expenses of nonaffiliated trustees                    3,321
 Miscellaneous                                                  3,854
                                                           ----------
  Total expenses                                                           $    523,931
                                                                           ------------
  Net expenses                                                             $    523,931
                                                                           ------------
   Net investment income                                                   $  3,550,538
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                          $  4,852,763
                                                                           ------------
 Change in net unrealized loss on investments                              $ (5,319,892)
                                                                           ------------
 Net loss on investments                                                   $   (467,129)
                                                                           ------------
 Net increase in net assets resulting from operations                      $  3,083,409
                                                                           ============


26  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                               Six Months
                                                                 Ended
                                                                6/30/10           Year Ended
                                                              (unaudited)          12/31/09
FROM OPERATIONS:
Net investment income                                        $   3,550,538      $   8,061,058
Net realized gain (loss) on investments                          4,852,763         (6,607,669)
Change in net unrealized gain (loss) on investments             (5,319,892)        49,199,562
                                                             -------------      -------------
  Net increase in net assets resulting from operations       $   3,083,409      $  50,652,951
                                                             -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.28 and $0.64 per share, respectively)          $  (2,143,484)     $  (4,595,918)
  Class II ($0.26 and $0.62 per share, respectively)            (1,282,631)        (3,712,908)
                                                             -------------      -------------
    Total distributions to shareowners                       $  (3,426,115)     $  (8,308,826)
                                                             -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $  19,470,433      $  51,099,662
Reinvestment of distributions                                    3,426,033          8,308,818
Cost of shares repurchased                                     (71,042,748)       (40,324,544)
                                                             -------------      -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                             $ (48,146,282)     $  19,083,936
                                                             -------------      -------------
  Net increase (decrease) in net assets                      $ (48,488,988)     $  61,428,061
NET ASSETS:
Beginning of period                                            139,148,246         77,720,185
                                                             -------------      -------------
End of period                                                $  90,659,258      $ 139,148,246
                                                             =============      =============
Distributions in excess of net investment income             $     (73,846)     $    (198,269)
                                                             =============      =============


                                     '10 Shares        '10 Amount
                                    (unaudited)        (unaudited)        '09 Shares        '09 Amount
Class I
Shares sold                             806,878      $   7,768,320         2,437,753      $  18,748,853
Reinvestment of distributions           222,634          2,143,480           605,968          4,595,910
Less shares repurchased              (1,116,688)       (10,832,768)       (2,131,237)       (16,491,653)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)               (87,176)     $    (920,968)          912,484      $   6,853,110
                                     ==========      =============        ==========      =============
CLASS II
Shares sold                           1,194,252      $  11,702,113         4,352,869      $  32,350,809
Reinvestment of distributions           133,021          1,282,553           486,182          3,712,908
Less shares repurchased              (6,099,642)       (60,209,980)       (3,175,924)       (23,832,891)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)            (4,772,369)     $ (47,225,314)        1,663,127      $  12,230,826
                                     ==========      =============        ==========      =============


 The accompanying notes are an integral part of these financial statements.  27

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (the Portfolio) is one of the 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio invests in below investment grade (high yield) debt securities, preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Portfolio's securities may differ from exchange prices. At June 30, 2010, two securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 0.3% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2010, the Portfolio had no outstanding portfolio or settlement hedges.

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

-------------------------------------------------------------------------------
                                                                      2009
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                 $ 8,303,826
  Long-term capital gain                                                   --
                                                                  -----------
    Total distributions                                           $ 8,303,826
                                                                  ===========
  Distributable Earnings:
  Undistributed ordinary income                                   $    84,061
  Capital loss carryforward                                        (9,057,722)
  Post-October loss deferred                                         (155,383)
  Unrealized appreciation                                           6,412,537
                                                                  -----------
    Total                                                         $(2,716,507)
                                                                  ===========
-------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.

E. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $152,147 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion; and 0.60% of the Portfolio's average daily net assets over $1 billion. Prior to January 1, 2010, management fees were calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,702 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $233 in transfer agent fees payable to PIMSS at June 30, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $138 in distribution fees payable to PFD at June 30, 2010.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer High Yield VCT Portfolio

Officers                                       Trustees
John F. Cogan, Jr., President                  John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President  David R. Bock
Mark E. Bradley, Treasurer                     Mary K. Bush
Christopher J. Kelley, Secretary               Benjamin M. Friedman
                                               Margaret B.W. Graham
                                               Daniel K. Kingsbury
                                               Thomas J. Perna
                                               Marguerite A. Piret
                                               Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


32
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                                                                              33
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34
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                                                                              37

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19622-04-0810


                                                           [Logo] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
  Pioneer Ibbotson Moderate Allocation VCT
    Portfolio -- Portfolio and Performance Update                 2
  Pioneer Ibbotson Growth Allocation VCT Portfolio
    -- Portfolio and Performance Update                           3
  Comparing Ongoing Portfolio Expenses                            4
  Market Overview and Strategy                                    6
  Portfolio Reviews                                               8
  Schedule of Investments                                         9
  Financial Statements                                           11
  Notes to Financial Statements                                  19
  Trustees, Officers and Service Providers                       23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for each Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                          60.2%
Fixed-Income                                    39.8%


Actual Asset Allocations

Bonds                                           20.7%
Large Cap Growth Stocks                         13.2
Short Term Bonds                                12.6
International Stocks                            12.1
Large Cap Value Stocks                          12.0
Mid/Small Cap Growth Stocks                      6.7
High-Yield Bonds                                 6.5
Mid/Small Cap Value Stocks                       4.6
Emerging Markets                                 4.2
Cash Equivalents                                 3.1
Real Estate (REITs)                              2.8
Alternatives/Commodities                         1.5


Ten Largest Holdings (Based on total portfolio)

 1. Pioneer Bond Fund                           17.16%
 2. Pioneer Short Term Income Fund              12.58
 3. Pioneer Fund                                 7.45
 4. Pioneer Global High Yield Fund               6.12
 5. Invesco International Growth Fund            4.72
 6. Invesco Global Small & Mid Cap Growth Fund   4.00
 7. Pioneer Research Fund                        3.84
 8. Pioneer Mid-Cap Value Fund                   3.77
 9. Pioneer Cullen Value Fund                    3.08
10. Blackrock Fundamental Growth Fund            2.91

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/10     12/31/09
Net Asset Value per Share
Class I                       $9.14       $9.62
Class II                      $9.14       $9.61


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(12/31/09 - 6/30/10)        Income         Capital Gains     Capital Gains
Class I                     $0.2717        $  -              $  -
Class II                    $0.2523        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

          Pioneer Ibbotson     Pioneer Ibbotson
          Moderate Allocation  Moderate Allocation
          VCT Portfolio --     VCT Portfolio --      Barclays Capital
          Class I              Class II              Aggregate Bond Index   S&P 500 Index

3/05      10,000               10,000                10,000                 10,000
6/05      10,111               10,111                10,301                 10,137
6/06      10,912               10,912                10,218                 11,011
6/07      12,542               12,521                10,843                 13,276
6/08      11,713               11,661                11,616                 11,535
6/09       9,549                9,509                12,318                  8,514
6/10      11,130               11,046                13,488                  9,742


The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

--------------------------------------------------------------------------------
                                          Class I                  Class II
--------------------------------------------------------------------------------
Life-of-Class* (3/18/05)                   1.95%                    1.80%
5 Years                                    1.94                     1.79
1 Year                                    16.55                    16.17

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

The performance of Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                          69.8%
Fixed Income                                    30.2%


Actual Asset Allocation

Large Cap Growth Stocks                         16.8%
Large Cap Value Stocks                          14.4
International Stocks                            14.0
Bonds                                           13.9
Mid/Small Cap Growth Stocks                      8.9
Short Term Bonds                                 7.0
Emerging Markets                                 6.1
Mid/Small Cap Value Stocks                       5.9
High-Yield Bonds                                 4.3
Real Estate (REITs)                              3.7
Cash Equivalents                                 3.2
Alternatives/Commodities                         1.8


Ten Largest Holdings (Based on total portfolio)

 1. Pioneer Bond Fund                           12.47%
 2. Pioneer Fund                                 7.31
 3. Pioneer Short Term Income Fund               7.01
 4. Invesco Global Small & Mid Cap Growth Fund   5.20
 5. Pioneer Mid-Cap Value Fund                   5.04
 6. Pioneer Emerging Markets Fund                4.52
 7. Pioneer Cullen Value Fund                    4.14
 8. BlackRock Fundamental Growth Fund            4.10
 9. Pioneer Research Fund                        4.04
10. Pioneer Global Equity Fund                   3.82

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------

Prices and Distributions

                                          6/30/10     12/31/09
Net Asset Value per Share (Class II)      $8.98       $9.53


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(12/31/09 - 6/30/10)        Income         Capital Gains     Capital Gains
Class II                    $0.1865        $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


          Pioneer Ibbotson
          Growth Allocation    Barclays Capital
          VCT Portfolio        Aggregate Bond Index   S&P 500

3/05      10,000               10,000                 10,000
6/05      10,161               10,301                 10,137
6/06      11,180               10,218                 11,011
6/07      13,085               10,843                 13,276
6/08      11,905               11,616                 11,535
6/09       9,229               12,318                  8,514
6/10      10,729               13,488                  9,742


The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)


Net Asset Value             Class II
Life-of-Class (3/18/05)      1.17%
5 Years                      1.09
1 Year                      16.26

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.

       Share Class                                 I               II
       ------------------------------------------------------------------
       Beginning Account Value on 1/1/10       $1,000.00        $1,000.00
       Ending Account Value on 6/30/10         $  977.70        $  976.80
       Expenses Paid During the Period*        $    4.81        $    5.93

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.98% for Class I shares and 1.21% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

       Share Class                                 I               II
       ------------------------------------------------------------------
       Beginning Account Value on 1/1/10       $1,000.00        $1,000.00
       Ending Account Value on 6/30/10         $1,019.93        $1,018.79
       Expenses Paid During the Period*        $    4.91        $    6.06

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.98% for Class I shares and 1.21% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from June 1, 2010 through June 30, 2010.

       Share Class                                                 II
       ------------------------------------------------------------------
       Beginning Account Value on 1/1/10                        $1,000.00
       Ending Account Value on 6/30/10                          $  961.30
       Expenses Paid During Period*                             $    6.03

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.24% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

       Share Class                                                 II
       ------------------------------------------------------------------
       Beginning Account Value on 1/1/10                        $1,000.00
       Ending Account Value on 6/30/10                          $1,018.65
       Expenses Paid During Period*                             $    6.21

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.24% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/10
--------------------------------------------------------------------------------

In the following interview, portfolio manager Dr. Peng Chen, CFA, President, Ibbotson Associates Advisors, LLC, sub-adviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios for the six-month period ended June 30, 2010.

Q: Could you characterize the economic and market backdrop during the six months ended June 30, 2010?

A: The first quarter of 2010 saw a continuation in the trend of improving economic data. By the end of March 2010, there was speculation that the National Bureau of Economic Research was only a good data point away from declaring the end of the recession that had begun in December of 2007. In keeping with this backdrop, the government took the first steps towards the withdrawal of the massive economic stimulus employed throughout 2009.

   However, a series of negative data readings over the second quarter changed market sentiment rather dramatically, with many economists declaring that the various stimulus programs had failed to jumpstart the private sector. Concerns over the health of the global economic recovery and continued sovereign debt issues in the so-called "PIIGS" nations (Portugal, Italy, Ireland, Greece, and Spain) triggered a sharp rise in investor risk aversion and a flight into U.S. Treasuries. The result was a plunge in global equities over the second quarter of 2010 and a rally in Treasuries that drove 10-year Treasury yields down below 3%.

   For the full six months ended June 30, 2010, the U.S. equity market, as measured by the Standard and Poor's 500 Index (the S&P 500), was down by more than six percent (-6.64%), while international equities returned -12.93%, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index*. Within the U.S. market, large-cap and small-cap stock returns diverged somewhat, as large caps returned -6.40% compared with a return of -1.95% for their smaller counterparts. Value stocks outperformed growth modestly across equity market capitalizations over the six-month period. In fixed income, the Barclays Capital Aggregate Bond Index, the most popular measure of the performance of the U.S. bond market, returned 5.33% for the six months ended June 30, 2010.


* The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)


Q: What were the strategic considerations that you applied in allocating assets to the two Pioneer Ibbotson Asset Allocation VCT Portfolios?

A: For each portfolio, assets have been invested in keeping with their broad asset allocation and specific variable portfolio targets. We entered the six-month period ended June 30, 2010 with a neutral breakdown between equity and fixed-income assets in each of the portfolios. Toward the end of the first quarter, in late March, we implemented an overweighting of bonds and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   corresponding underweighting of equities, as we believed equity valuations had become stretched relative to the prevailing economic headwinds. That shift added to the relative performance of the portfolios as equities plunged in the second quarter and high-quality bonds provided positive returns.

   We have maintained the Portfolios' neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging. However, within the U.S. portion of the portfolios' stock allocations, we have maintained an overweighting of U.S. large-cap stocks and a corresponding underweighting of U.S. small-cap stocks. We believed large-cap stocks had the potential to be more resilient in the face of short-term market volatility given their globally diversified businesses and more stable cash flows, earnings, and financing sources. However, that tilt constrained the relative performance of the portfolios as larger companies were caught in the global downdraft during the second quarter and small-cap stocks outperformed over the full six-month period ended June 30, 2010.

Q: What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A: Given the growing fear of a "double-dip" recession, or at least the prospect of a very slow recovery, inflation expectations have downshifted. We believe the growing global push on the part of governments for fiscal austerity is more likely to result in deflation, rather than inflation. In the U.S., there is the potential for cuts in government spending as well as tax increases. In addition, the anemic state of the U.S. job market will keep both wage growth and inflation low over the short term. Given the Federal Reserve Board's (the Fed's) dual mandate of maintaining employment and anchoring inflation, we expect that it will be a considerable period of time before Fed Chairman Bernanke feels compelled to raise rates. We therefore expect very low interest rates from the Fed for at least another year.

   The decline in most equity markets during the second quarter has helped to partially mitigate our concerns over equity overvaluations. Given the extremely low yields currently available from bonds, we believe it is unlikely that bonds will outperform stocks over the next several years. As a result, we will be evaluating opportunities to increase the stock weightings in the portfolios.

   We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 6/30/10
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned -2.23% at net asset value over the six months ended June 30, 2010, and Class II shares returned -2.32%, while the S&P 500 returned -6.64% and the Barclays Capital Aggregate Bond Index returned 5.33%. Over the same period, the average return of the 215 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Funds category was -2.51%.

The Portfolio targeted an asset allocation of 60% equities and 40% fixed income during the six-month period ended June 30, 2010. Midway through the period we began emphasizing fixed income more than equities. At the end of the period on June 30, 2010, within the equity portion of the Portfolio (among the Pioneer funds), Pioneer Fund was the largest holding, at 7.45% of assets. Pioneer Research Fund was the next-largest equity holding, at 3.84% of assets. Within the fixed-income portion of the Portfolio (among the Pioneer funds), the largest holding at June 30, 2010, was Pioneer Bond Fund, at 17.16% of assets, closely followed by Pioneer Short Term Income Fund, at 12.58% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned -3.87% at net asset value over the six months ended June 30, 2010, while the S&P 500 returned -6.64% and the Barclays Capital Aggregate Bond Index returned 5.33%. Over the same period, the average return of the 254 variable portfolios in Lipper's Mixed-Asset Target Allocation Growth Underlying Funds category was -4.37%.

The Portfolio targeted an asset allocation of 75% equities, 25% fixed income during the period. Midway through the period we began emphasizing fixed income more than equities. At the end of the period on June 30, 2010, within the equity portion of the Portfolio (among the Pioneer funds), Pioneer Fund was the largest holding, at 7.31% of assets. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 5.04% of assets. Within the fixed-income portion of the Portfolio (among the Pioneer funds), the largest holding at the end of the period was Pioneer Bond Fund, at 12.47% of assets, followed by a shorter-duration bond fund, Pioneer Short Term Income Fund, at 7.01% of assets.













Please refer to the Schedule of Investments on pages 9 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.


A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                 Value
                   MUTUAL FUNDS - 99.9%
                   NON-PIONEER FUNDS - 20.0%
  360,840          Invesco Global Real Estate Fund
                   Institutional Class                          $  3,124,876
  414,193          Invesco Global Small & Mid Cap Growth
                   Fund Institutional Class                        6,378,574
  328,239          Invesco International Growth Fund
                   Institutional Class                             7,513,396
  241,240          Invesco Trimark Small Companies Fund
                   Institutional Class                             3,374,948
  253,128          BlackRock Fundamental Growth Fund
                   Institutional Class                             4,629,705
  176,492          BlackRock International Index Fund
                   Institutional Class                             1,662,556
  191,392          BlackRock Value Opportunities Fund
                   Institutional Class                             2,849,825
  763,581          Oppenheimer Commodity Strategy
                   Total Return Fund Class Y                       2,328,922
      736          Oppenheimer Main Street Small-Cap Fund
                   Class Y                                            12,645
                                                                ------------
                   TOTAL INVESTMENTS IN
                   NON-PIONEER FUNDS
                   (Cost $37,037,640)                           $ 31,875,447
                                                                ------------
                   PIONEER FUNDS - 79.9%
2,921,599          Pioneer Bond Fund Class Y                    $ 27,346,162
  319,984          Pioneer Cullen Value Fund Class Y               4,908,552
  346,834          Pioneer Disciplined Growth Fund Class Y         2,965,428
  530,387          Pioneer Disciplined Value Fund Class Y          4,158,235
  174,152          Pioneer Emerging Markets Fund Class Y           4,578,444
  149,006          Pioneer Equity Income Fund Class Y              3,142,528
  243,385          Pioneer Floating Rate Fund Class Y              1,633,113
  362,394          Pioneer Fund Class Y                           11,868,408
  336,649          Pioneer Fundamental Growth Fund Class Y         3,255,398
  556,732          Pioneer Global Equity Fund Class Y              4,565,202
1,022,262          Pioneer Global High Yield Fund Class Y          9,752,378
  128,960          Pioneer Growth Opportunities Fund
                   Class Y                                         2,926,096
  382,004          Pioneer High Yield Fund Class Y                 3,407,473
    9,302          Pioneer Independence Fund Class Y                  82,326
  138,464          Pioneer International Value Fund Class Y        2,259,740
  333,124          Pioneer Mid-Cap Value Fund Class Y              6,006,218
    4,045          Pioneer Oak Ridge Large Cap Growth Fund
                   Class Y                                      $     41,582
  196,177          Pioneer Real Estate Shares Fund Class Y         3,374,243
  801,780          Pioneer Research Fund Class Y                   6,117,581
  119,007          Pioneer Select Mid Cap Growth Fund
                   Class Y                                         1,681,565
2,072,281          Pioneer Short Term Income Fund Class Y         20,038,954
  312,306          Pioneer Strategic Income Fund Class Y           3,301,076
    4,333          Pioneer Value Fund Class Y                         42,027
                                                                ------------
                   TOTAL INVESTMENTS IN
                   PIONEER FUNDS
                   (Cost $129,444,115)                          $127,452,729
                                                                ------------
                   TOTAL INVESTMENTS IN
                   SECURITIES - 99.9%
                   (Cost $166,481,755) (a)                      $159,328,176
                                                                ------------
                   OTHER ASSETS AND
                   LIABILITIES - 0.1%                           $    232,582
                                                                ------------
                   TOTAL NET ASSETS - 100.0%                    $159,560,758
                                                                ============

(a) At June 30, 2010, the net unrealized loss on investments based on cost for federal tax purposes of $168,810,655 was as follows:


        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost          $ 4,344,099
        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value          (13,826,578)
                                                                 -----------
        Net unrealized loss                                      $(9,482,479)
                                                                 ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $9,848,080 and $12,912,998, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:


                      Level 1          Level 2       Level 3           Total
Mutual Funds       $159,328,176         $-            $-           $159,328,176
                   ------------         ------        ------       ------------
  Total            $159,328,176         $-            $-           $159,328,176
                   ============         ======        ======       ============


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                  Value
                   MUTUAL FUNDS - 100.1%
                   NON-PIONEER FUNDS - 23.1%
  601,582          Invesco Global Real Estate Fund
                   Institutional Class                           $  5,209,698
  790,452          Invesco Global Small & Mid Cap Growth
                   Fund Institutional Class                        12,172,957
  316,186          Invesco International Growth Fund
                   Institutional Class                              7,237,508
  554,005          Invesco Trimark Small Companies Fund
                   Institutional Class                              7,750,537
  525,229          BlackRock Fundamental Growth Fund
                   Institutional Class                              9,606,432
  340,429          BlackRock International Index Fund
                   Institutional Class                              3,206,845
  317,998          BlackRock Value Opportunities Fund
                   Institutional Class                              4,734,984
1,352,812          Oppenheimer Commodity Strategy
                   Total Return Fund Class Y                        4,126,076
                                                                 ------------
                   TOTAL INVESTMENTS IN
                   NON-PIONEER FUNDS
                   (Cost $65,090,661)                            $ 54,045,037
                                                                 ------------
                   PIONEER FUNDS - 77.0%
3,118,221          Pioneer Bond Fund Class Y                     $ 29,186,548
  631,104          Pioneer Cullen Value Fund Class Y                9,681,133
  762,616          Pioneer Disciplined Growth Fund Class Y          6,520,364
  668,646          Pioneer Disciplined Value Fund Class Y           5,242,184
  402,083          Pioneer Emerging Markets Fund Class Y           10,570,754
  380,976          Pioneer Equity Income Fund Class Y               8,034,780
  522,386          Pioneer Fund Class Y                            17,108,131
  802,202          Pioneer Fundamental Growth Fund Class Y          7,757,290
1,091,392          Pioneer Global Equity Fund Class Y               8,949,412
  827,630          Pioneer Global High Yield Fund Class Y           7,895,589
    4,017          Pioneer Government Income Fund Class Y              40,615
  271,392          Pioneer Growth Opportunities Fund
                   Class Y                                          6,157,875
  458,818          Pioneer High Yield Fund Class Y                  4,092,655
   25,933          Pioneer Independence Fund Class Y                  229,507
  407,150          Pioneer International Value Fund Class Y         6,644,689
  654,181          Pioneer Mid Cap Value Fund Class Y              11,794,884
   31,579          Pioneer Oak Ridge Large Cap Growth
                   Fund Class Y                                       324,632
   12,757          Pioneer Oak Ridge Small Cap Growth
                   Fund Class Y                                  $    282,704
  395,938          Pioneer Real Estate Shares Fund Class Y          6,810,132
1,238,898          Pioneer Research Fund Class Y                    9,452,788
  207,752          Pioneer Select Mid Cap Growth Fund
                   Class Y                                          2,935,529
1,698,114          Pioneer Short Term Income Fund Class Y          16,420,760
  341,096          Pioneer Strategic Income Fund Class Y            3,605,380
   34,974          Pioneer Value Fund Class Y                         339,245
                                                                 ------------
                   TOTAL INVESTMENTS IN
                   PIONEER FUNDS
                   (Cost $187,266,499)                           $180,077,580
                                                                 ------------
                   TOTAL INVESTMENTS IN
                   SECURITIES - 100.1%
                   (Cost $252,357,160) (a)                       $234,122,617
                                                                 ------------
                   OTHER ASSETS AND
                   LIABILITIES - (0.1)%                          $   (267,532)
                                                                 ------------
                   TOTAL NET ASSETS - 100.0%                     $233,855,085
                                                                 ============

(a) At June 30, 2010, the net unrealized loss on investments based on cost for federal tax purposes of $255,503,757 was as follows:


        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost          $  6,041,209
        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value           (27,422,349)
                                                                 ------------
        Net unrealized loss                                      $(21,381,140)
                                                                 ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $11,634,216 and $19,742,819, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                      Level 1          Level 2       Level 3        Total
Mutual Funds       $234,122,617         $-            $-         $234,122,617
                   ------------         ------        ------     ------------
  Total            $234,122,617         $-            $-         $234,122,617
                   ============         ======        ======     ============


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Six Months
                                                                    Ended         Year
                                                                   6/30/10       Ended
                                                                 (unaudited)    12/31/09
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                               $  9.62       $  7.61
                                                                   -------       -------
Increase (decrease) from investment operations:
 Net investment income (b)                                         $  0.09       $  0.25
 Net realized and unrealized gain (loss) on investments (b)          (0.30)         2.07
                                                                   -------       -------
  Net increase (decrease) from investment operations               $ (0.21)      $  2.32
                                                                   -------       -------
Distributions to shareowners:
 Net investment income                                             $ (0.27)      $ (0.31)
 Net realized gain                                                      --            --
                                                                   -------       -------
Total distributions to shareowners                                 $ (0.27)      $ (0.31)
                                                                   -------       -------
Net increase (decrease) in net asset value                         $ (0.48)      $  2.01
                                                                   -------       -------
Net asset value, end of period                                     $  9.14       $  9.62
                                                                   =======       =======
Total return*                                                        (2.23)%       31.29%
Ratio of net expenses to average net assets+                          0.19%**       0.16%
Ratio of net investment income to average net assets+                 1.97%**       3.07%
Portfolio turnover rate                                                 12%**         38%
Net assets, end of period (in thousands)                           $13,366       $13,450
Ratios with no waivers of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         0.28%**       0.29%
 Net investment income                                                1.88%**       2.94%


                                                                    Year        Year     12/15/06 (a)
                                                                   Ended       Ended          to
                                                                  12/31/08    12/31/07     12/31/06
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                               $ 12.04     $ 11.62     $ 11.63
                                                                   -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income (b)                                         $  0.34     $  0.15     $  0.05
 Net realized and unrealized gain (loss) on investments (b)          (3.78)       0.54       (0.06)
                                                                   -------     -------     -------
  Net increase (decrease) from investment operations               $ (3.44)    $  0.69     $ (0.01)
                                                                   -------     -------     -------
Distributions to shareowners:
 Net investment income                                             $ (0.33)    $ (0.12)    $    --
 Net realized gain                                                   (0.66)      (0.15)         --
                                                                   -------     -------     -------
Total distributions to shareowners                                 $ (0.99)    $ (0.27)    $    --
                                                                   -------     -------     -------
Net increase (decrease) in net asset value                         $ (4.43)    $  0.42     $ (0.01)
                                                                   -------     -------     -------
Net asset value, end of period                                     $  7.61     $ 12.04     $ 11.62
                                                                   =======     =======     =======
Total return*                                                       (30.81)%      5.95%      (0.09)%(c)
Ratio of net expenses to average net assets+                          0.15%       0.14%       0.90%**
Ratio of net investment income to average net assets+                 3.35%       1.23%       9.80%**
Portfolio turnover rate                                                 40%         12%          1%(c)
Net assets, end of period (in thousands)                           $12,105     $20,582     $25,009
Ratios with no waivers of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         0.31%       0.27%       0.90%**
 Net investment income                                                3.19%       1.10%       9.80%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                     Six Months
                                                                       Ended           Year       Year
                                                                      6/30/10          Ended      Ended
                                                                    (unaudited)      12/31/09    12/31/08
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                  $   9.61       $   7.59     $  12.01
                                                                      --------       --------     --------
Increase (decrease) from investment operations:
 Net investment income (b)                                            $   0.08       $   0.24     $   0.31
 Net realized and unrealized gain (loss) on investments (b)              (0.30)          2.07        (3.77)
                                                                      --------       --------     --------
  Net increase (decrease) from investment operations                  $  (0.22)      $   2.31     $  (3.46)
                                                                      --------       --------     --------
Distributions to shareowners:
 Net investment income                                                $  (0.25)      $  (0.29)    $  (0.30)
 Net realized gain                                                          --             --        (0.66)
                                                                      --------       --------     --------
Total distributions to shareowners                                    $  (0.25)      $  (0.29)    $  (0.96)
                                                                      --------       --------     --------
Net increase (decrease) in net asset value                            $  (0.47)      $   2.02     $  (4.42)
                                                                      --------       --------     --------
Net asset value, end of period                                        $   9.14       $   9.61     $   7.59
                                                                      ========       ========     ========
Total return*                                                            (2.32)%        31.10%      (30.99)%
Ratio of net expenses to average net assets+                              0.42%**        0.39%        0.39%
Ratio of net investment income to average net assets+                     1.72%**        2.87%        3.10%
Portfolio turnover rate                                                     12%**          38%          40%
Net assets, end of period (in thousands)                              $146,195       $153,547     $105,275
Ratios with no waivers of management fees and assumption of
 expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.52%**        0.53%        0.55%
 Net investment income                                                    1.62%**        2.73%        2.94%



                                                                        Year           Year     3/18/05 (a)
                                                                        Ended         Ended         to
                                                                      12/31/07      12/31/06     12/31/05
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                  $  11.61       $ 10.63      $ 10.00
                                                                      --------       -------      -------
Increase (decrease) from investment operations:
 Net investment income (b)                                            $   0.31       $  0.24      $  0.15
 Net realized and unrealized gain (loss) on investments (b)               0.36          0.87         0.48
                                                                      --------       -------      -------
  Net increase (decrease) from investment operations                  $   0.67       $  1.11      $  0.63
                                                                      --------       -------      -------
Distributions to shareowners:
 Net investment income                                                $  (0.12)      $ (0.04)     $    --
 Net realized gain                                                       (0.15)        (0.09)          --
                                                                      --------       -------      -------
Total distributions to shareowners                                    $  (0.27)      $ (0.13)     $    --
                                                                      --------       -------      -------
Net increase (decrease) in net asset value                            $   0.40       $  0.98      $  0.63
                                                                      --------       -------      -------
Net asset value, end of period                                        $  12.01       $ 11.61      $ 10.63
                                                                      ========       =======      =======
Total return*                                                             5.77%        10.62%        6.30%(c)
Ratio of net expenses to average net assets+                              0.39%         0.46%        0.74%**
Ratio of net investment income to average net assets+                     2.53%         2.24%        1.73%**
Portfolio turnover rate                                                     12%            1%          27%(c)
Net assets, end of period (in thousands)                              $149,973       $97,980      $20,067
Ratios with no waivers of management fees and assumption of
 expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.52%         0.60%        1.42%**
 Net investment income                                                    2.40%         2.10%        1.05%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                     Six Months
                                                                       Ended           Year         Year
                                                                      6/30/10          Ended        Ended
                                                                    (unaudited)      12/31/09     12/31/08
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of period                                  $   9.53       $   7.38     $  12.41
                                                                      --------       --------     --------
Increase (decrease) from investment operations:
 Net investment income (b)                                            $   0.05       $   0.17     $   0.23
 Net realized and unrealized gain (loss) on investments (b)              (0.41)          2.18        (4.27)
                                                                      --------       --------     --------
  Net increase (decrease) from investment operations                  $  (0.36)      $   2.35     $  (4.04)
                                                                      --------       --------     --------
Distributions to shareowners:
 Net investment income                                                $  (0.19)      $  (0.20)    $  (0.24)
 Net realized gain                                                          --             --        (0.75)
                                                                      --------       --------     --------
Total distributions to shareowners                                    $  (0.19)      $  (0.20)    $  (0.99)
                                                                      --------       --------     --------
Net increase (decrease) in net asset value                            $  (0.55)      $   2.15     $  (5.03)
                                                                      --------       --------     --------
Net asset value, end of period                                        $   8.98       $   9.53     $   7.38
                                                                      ========       ========     ========
Total return*                                                            (3.87)%        32.49%      (35.00)%
Ratio of net expenses to average net assets+                              0.41%**        0.38%        0.38%
Ratio of net investment income to average net assets+                     1.03%**        2.04%        2.31%
Portfolio turnover rate                                                      9%**          33%          32%
Net assets, end of period (in thousands)                              $233,855       $250,625     $188,268
Ratios with no waivers of management fees and assumption of
 expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.49%**        0.51%        0.53%
 Net investment income                                                    0.95%**        1.91%        2.16%

                                                                        Year            Year    3/18/05 (a)
                                                                        Ended          Ended        to
                                                                      12/31/07       12/31/06    12/31/05
Net asset value, beginning of period                                  $  12.07       $  10.78     $ 10.00
                                                                      --------       --------     -------
Increase (decrease) from investment operations:
 Net investment income (b)                                            $   0.21       $   0.22     $  0.11
 Net realized and unrealized gain (loss) on investments (b)               0.49           1.14        0.67
                                                                      --------       --------     -------
  Net increase (decrease) from investment operations                  $   0.70       $   1.36     $  0.78
                                                                      --------       --------     -------
Distributions to shareowners:
 Net investment income                                                $  (0.13)      $  (0.02)    $    --
 Net realized gain                                                       (0.23)         (0.05)         --
                                                                      --------       --------     -------
Total distributions to shareowners                                    $  (0.36)      $  (0.07)    $    --
                                                                      --------       --------     -------
Net increase (decrease) in net asset value                            $   0.34       $   1.29     $  0.78
                                                                      --------       --------     -------
Net asset value, end of period                                        $  12.41       $  12.07     $ 10.78
                                                                      ========       ========     =======
Total return*                                                             5.74%         12.67%       7.80%(c)
Ratio of net expenses to average net assets+                              0.38%          0.43%       0.74%**
Ratio of net investment income to average net assets+                     1.68%          2.00%       1.34%**
Portfolio turnover rate                                                      7%             0%(d)      20%(c)
Net assets, end of period (in thousands)                              $254,713       $148,784     $13,245
Ratios with no waivers of management fees and assumption of
 expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.48%          0.53%       1.74%**
 Net investment income                                                    1.58%          1.90%       0.34%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
(d)   Portfolio turnover rate rounds to less than 1%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such mortality and expense risk charges, separate account charges and sales as charges.


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                              Moderate           Growth
                                                                                             Allocation        Allocation
                                                                                           VCT Portfolio      VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost $129,444,115 and
     $187,266,499, respectively)                                                           $ 127,452,729     $ 180,077,580
 Investments in securities of unaffiliated issuers, at value (at cost $37,037,640 and
     $65,090,661, respectively)                                                               31,875,447        54,045,037
                                                                                           -------------     -------------
 Total investments in securities, at value (at cost $166,481,755 and $252,357,160,
     respectively)                                                                         $ 159,328,176     $ 234,122,617
 Cash                                                                                            123,361            69,055
 Receivables for:                                                                                     --                --
  Investment Funds sold                                                                            4,154           255,597
  Capital stock sold                                                                             358,509                --
  Dividends                                                                                      260,243           243,102
  Due from Pioneer Investment Management, Inc.                                                     4,729               999
 Other assets                                                                                        280               438
                                                                                           -------------     -------------
    Total assets                                                                           $ 160,079,452     $ 234,691,808
                                                                                           -------------     -------------
LIABILITIES:
 Payables for:
  Investments Funds purchased                                                              $     205,592     $     146,806
  Capital stock redeemed                                                                         193,748           536,521
 Due to affiliates                                                                                59,668            93,505
 Accrued expenses and other liabilities                                                           59,686            59,891
                                                                                           -------------     -------------
    Total liabilities                                                                      $     518,694     $     836,723
                                                                                           -------------     -------------
NET ASSETS:
 Paid-in capital                                                                           $ 191,255,677     $ 297,468,911
 Undistributed net investment income                                                           1,440,292         1,295,401
 Accumulated net realized loss on investments                                                (25,981,632)      (46,674,684)
 Net unrealized loss on investments                                                           (7,153,579)      (18,234,543)
                                                                                           -------------     -------------
    Total net assets                                                                       $ 159,560,758     $ 233,855,085
                                                                                           =============     =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                                              $  13,365,845     $          --
 Net Assets of Class II Shares                                                             $ 146,194,913     $ 233,855,085
                                                                                           -------------     -------------
 Class I Shares outstanding                                                                    1,461,763                --
 Class II Shares outstanding                                                                  15,987,857        26,038,528
                                                                                           -------------     -------------
 Net Asset Value -- Class I Shares                                                         $        9.14     $          --
 Net Asset Value -- Class II Shares                                                        $        9.14     $        8.98



   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10


                                                                                              Moderate           Growth
                                                                                             Allocation        Allocation
                                                                                           VCT Portfolio      VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                                     $  1,743,234      $   1,753,874
 Dividend income from securities of unaffiliated securities                                      29,998             49,702
 Interest                                                                                            10                  4
                                                                                           ------------      -------------
    Total investment income                                                                $  1,773,242      $   1,803,580
                                                                                           ------------      -------------
EXPENSES:
 Management fees                                                                           $    114,321      $     173,952
 Transfer agent fees
  Class I                                                                                           744                 --
  Class II                                                                                          744                744
 Distribution fees (Class II)                                                                   190,121            311,876
 Administrative reimbursements                                                                   20,778             31,336
 Custodian fees                                                                                  39,526             54,220
 Professional fees                                                                               34,619             29,876
 Printing fees                                                                                   10,350              4,932
 Fees and expenses of non-affiliated trustees                                                     3,441              3,405
 Miscellaneous                                                                                    2,265              3,535
                                                                                           ------------      -------------
    Total expenses                                                                         $    416,909      $     613,876
                                                                                           ------------      -------------
    Less fees waived and expenses reimbursed by
     Pioneer Investment Management, Inc.                                                   $    (85,208)     $     (98,693)
                                                                                           ------------      -------------
    Net expenses                                                                           $    331,701      $     515,183
                                                                                           ------------      -------------
     Net investment income                                                                 $  1,441,541      $   1,288,397
                                                                                           ------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments, affiliated issuers                                      $   (373,163)     $  (1,962,862)
 Net realized loss on investments, unaffiliated issuers                                        (345,694)          (310,240)
 Change in net unrealized loss on investments, affiliated issuers                            (2,573,752)        (5,168,286)
 Change in net unrealized loss on investments, unaffiliated issuers                          (1,835,506)        (3,273,853)
                                                                                           ------------      -------------
 Net loss on investments                                                                   $ (5,128,115)     $ (10,715,241)
                                                                                           ============      =============
 Net decrease net assets resulting from operations                                         $ (3,686,574)     $  (9,426,844)
                                                                                           ============      =============


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 Moderate Allocation
                                                                                                    VCT Portfolio
                                                                                          Six Months Ended
                                                                                              6/30/10          Year Ended
                                                                                            (unaudited)         12/31/09
FROM OPERATIONS:
Net investment income                                                                      $   1,441,541     $   4,038,493
Net realized loss on investments                                                                (718,857)      (17,174,331)
Change in net unrealized gain (loss) on investments                                           (4,409,258)       52,974,577
                                                                                           -------------     -------------
  Net increase (decrease) in net assets resulting from operations                          $  (3,686,574)    $  39,838,739
                                                                                           -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I ($0.27 and $0.31 per share, respectively)                                         $    (389,980)    $    (467,740)
 Class II ($0.25 and $0.29 per share, respectively)                                           (3,914,314)       (4,328,958)
                                                                                           -------------     -------------
  Total distributions to shareowners                                                       $  (4,304,294)    $  (4,796,698)
                                                                                           -------------     -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                                          $   7,243,361     $  29,025,399
Reinvestment of distributions                                                                  4,304,294         4,796,697
Cost of shares repurchased                                                                   (10,993,115)      (19,246,588)
                                                                                           -------------     -------------
 Net increase in net assets resulting from Portfolio share transactions                    $     554,540     $  14,575,508
                                                                                           -------------     -------------
 Net increase (decrease) in net assets                                                     $  (7,436,328)    $  49,617,549
NET ASSETS:
Beginning of period                                                                          166,997,086       117,379,537
                                                                                           -------------     -------------
End of period                                                                              $ 159,560,758     $ 166,997,086
                                                                                           =============     =============
Undistributed net investment income                                                        $   1,440,292     $   4,303,045
                                                                                           =============     =============


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  Growth Allocation
                                                                                                    VCT Portfolio
                                                                                          Six Months Ended
                                                                                              6/30/10          Year Ended
                                                                                            (unaudited)         12/31/09
FROM OPERATIONS:
Net investment income                                                                      $   1,288,397     $   4,367,495
Net realized loss on investments                                                              (2,273,102)      (33,938,998)
Change in net unrealized gain (loss) on investments                                           (8,442,139)       93,399,969
                                                                                           -------------     -------------
  Net increase (decrease) in net assets resulting from operations                          $  (9,426,844)    $  63,828,466
                                                                                           -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income ($0.19 and $0.20 per share, respectively)                       $  (4,777,391)    $  (5,432,730)
                                                                                           -------------     -------------
  Total distributions to shareowners                                                       $  (4,777,391)    $  (5,432,730)
                                                                                           -------------     -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                                          $   2,518,216     $  15,339,009
Reinvestment of distributions                                                                  4,777,391         5,432,730
Cost of shares repurchased                                                                    (9,861,050)      (16,811,042)
                                                                                           -------------     -------------
 Net increase (decrease) in net assets resulting from Portfolio share transactions         $  (2,565,443)    $   3,960,697
                                                                                           -------------     -------------
 Net increase (decrease) in net assets                                                     $ (16,769,678)    $  62,356,433
NET ASSETS:
Beginning of period                                                                          250,624,763       188,268,330
                                                                                           -------------     -------------
End of period                                                                              $ 233,855,085     $ 250,624,763
                                                                                           =============     =============
Undistributed net investment income                                                        $   1,295,401     $   4,784,395
                                                                                           =============     =============


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                                          Moderate Allocation
                                                             VCT Portfolio
                                         Six Months Ended
                                              6/30/10                          Year Ended
                                            (unaudited)                         12/31/09
                                      Shares           Amount            Shares            Amount
Class I
Shares sold                           177,564      $  1,789,221           172,493      $   1,348,592
Reinvestment of distributions          41,709           389,980            58,032            467,740
Less shares repurchased              (155,275)       (1,504,421)         (423,098)        (3,425,040)
                                     --------      ------------          --------      -------------
  Net increase (decrease)              63,998      $    674,780          (192,573)     $  (1,608,708)
                                     --------      ------------          --------      -------------
Class II
Shares sold                           561,835      $  5,454,140         3,463,381      $  27,676,807
Reinvestment of distributions         418,643         3,914,314           537,091          4,328,957
Less shares repurchased              (965,016)       (9,488,694)       (1,890,518)       (15,821,548)
                                     --------      ------------        ----------      -------------
  Net increase (decrease)              15,462      $   (120,240)        2,109,954      $  16,184,216
                                     ========      ============        ==========      =============


                                                            Growth Allocation
                                                              VCT Portfolio
                                          Six Months Ended
                                               6/30/10                            Year Ended
                                             (unaudited)                           12/31/09
                                       Shares            Amount            Shares            Amount
Class II
Shares sold                             261,504      $  2,518,216         2,123,923      $  15,339,009
Reinvestment of distributions           517,594         4,777,391           691,187          5,432,730
Less shares repurchased              (1,029,850)       (9,861,050)       (2,040,386)       (16,811,042)
                                     ----------      ------------        ----------      -------------
  Net increase (decrease)              (250,752)     $ (2,565,443)          774,725      $   3,960,697
                                     ==========      ============        ==========      =============


   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) collectively, (the Portfolios) are two of 13 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Allocation Portfolio is long-term capital growth and current income. The investment objective of the Growth Allocation Portfolio is long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares of a Portfolio designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding each Portfolio's principal risks. Please refer to that document when considering each Portfolio's risks.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolios to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements, which are consistent with those policies generally accepted in the investment company industry.

A. Security Valuation
   Security transactions are recorded as of the trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at net asset value.

   Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as from or in excess of net

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of the current year distributions will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 was as follows:



-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                          2009
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                     $4,796,698
                                                                     ----------
 Total distributions                                                 $4,796,698
                                                                     ==========
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 Growth Allocation Portfolio                                           2009
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                    $5,432,730
                                                                    ----------
 Total distributions                                                $5,432,730
                                                                    ==========
-------------------------------------------------------------------------------


     The components of distributable earnings on a federal income tax basis at December 31, 2009 were as follows:

-------------------------------------------------------------------------------
                                Undistributed      Capital       Net Unrealized
                                   Ordinary          Loss         Appreciation
 Portfolio                          Income       Carryforward    (Depreciation)
---------------------------------------------- ---------------- ---------------
 Moderate Allocation Portfolio    $4,303,045    $ (22,215,123)   $  (5,073,221)
 Growth Allocation Portfolio       4,776,256      (40,522,491)     (12,939,001)
-------------------------------------------------------------------------------


C. Portfolio Shares and Allocations
   The Portfolios record sales and repurchases of each of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $152,147 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is each Portfolio's investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer.

------------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
 Portfolio                                             Daily Net Assets
------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio             0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                               0.08% on assets over $7 billion

 Growth Allocation Portfolio               0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                               0.08% on assets over $7 billion
------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on other investments:


-----------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
 Portfolio                                             Daily Net Assets
-----------------------------------------------------------------------------------------
 Moderate Allocation Portfolio             0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                               0.09% on assets over $7 billion

 Growth Allocation Portfolio               0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                               0.09% on assets over $7 billion
-----------------------------------------------------------------------------------------


PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010:

-------------------------------------------------------------------------------
 Portfolio                                                              Amount
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                         $24,635
 Growth Allocation Portfolio                                           $36,888
-------------------------------------------------------------------------------

Until May 1, 2010, PIM had contractually agreed to limit ordinary operating expenses of the Portfolios to the extent required to reduce Class II expenses to the following annual expense limitations:


-------------------------------------------------------------------------------
 Fund                                                                 Class II
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                          0.39%
 Growth Allocation Portfolio                                            0.38%
-------------------------------------------------------------------------------


Effective May 1, 2010, PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2011 to the extent required to reduce Class II expenses to the following annual expense limitations:


-------------------------------------------------------------------------------
 Fund                                                                 Class II
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                          0.48%
 Growth Allocation Portfolio                                            0.48%
-------------------------------------------------------------------------------


Class I expenses will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at June 30, 2010:


-------------------------------------------------------------------------------
 Portfolio                                                               Amount
-------------------------------------------------------------------------------
 Moderate Allocation Fund                                                $240
 Growth Allocation Fund                                                  $120
-------------------------------------------------------------------------------


4. Distribution Plan
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at June 30, 2010:


-------------------------------------------------------------------------------
Portfolio                                                               Amount
-------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                         $34,793
 Growth Allocation Portfolio                                           $56,497
-------------------------------------------------------------------------------


5. Subsequent Events
In preparing these financials statements, PIM has evaluated the impact of all events and transactions for potential recognition of disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust

Officers                                       Trustees
John F. Cogan, Jr., President                  John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President  David R. Bock
Mark E. Bradley, Treasurer                     Mary K. Bush
Christopher J. Kelley, Secretary               Benjamin M. Friedman
                                               Margaret B.W. Graham
                                               Daniel K. Kingsbury
                                               Thomas J. Perna
                                               Marguerite A. Piret
                                               Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


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[Logo] PIONEER
       Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19640-04-0810


[LOGO] PIONEER
       Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Trustees, Officers and Service Providers                                    19


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                      94.6%
Temporary Cash Investments               5.4%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                      28.9%
Consumer Discretionary          11.4%
Utilities                       10.4%
Industrials                      9.5%
Information Technology           9.3%
Energy                           8.9%
Consumer Staples                 7.1%
Materials                        7.0%
Health Care                      5.8%
Telecommunication Services       1.7%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.       Unum Group                      2.60%
  2.       Sempra Energy Corp.             2.13
  3.       Northern Trust Corp.            2.01
  4.       Moody's Corp.                   1.87
  5.       Marsh & McLennan Co., Inc.      1.86

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10

Prices and Distributions

Net Asset Value per Share     6/30/10       12/31/09
  Class I                     $ 13.74       $ 14.48
  Class II                    $ 13.68       $ 14.41


                              Net
Distributions per Share       Investment     Short-Term        Long-Term
(1/1/10 - 6/30/10)            Income         Capital Gains     Capital Gains
  Class I                     $ 0.1588       $ -               $ -
  Class II                    $ 0.1337       $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                      Pioneer                  Pioneer
                   Mid Cap Value            Mid Cap Value              Russell
                   VCT Portfolio,           VCT Portfolio,              Midcap
                      Class I                  Class II              Value Index
                      -------                  --------              -----------
6/00                    10000                   10000                   10000
                        12516                   12487                   12393
6/02                    12108                   12049                   12631
                        12376                   12285                   12550
6/04                    16366                   16202                   16417
                        19150                   18910                   19996
6/06                    20041                   19742                   22846
                        25213                   24770                   27893
6/08                    21832                   21381                   23127
                        16277                   15898                   16070
6/10                    18844                   18370                   20715


       The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

             Class I     Class II
10 Years       6.54%       6.27%
5 Years       -0.32%      -0.58%
1 Year        15.77%      15.55%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.


Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 1/1/10       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/10         $   959.40       $   958.30
       Expenses Paid During Period*            $     3.55       $     4.76

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2010 through June 30, 2010.


Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 1/1/10       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/10         $ 1,021.17       $ 1,019.93
       Expenses Paid During Period*            $     3.66       $     4.91

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

The domestic stock market continued to climb early in 2010 before the momentum changed in April amid spreading doubts about the sustainability of the economic recovery. Equity prices then fell from late April through the end of June, with the declines occurring across the broad market. In the following interview, Rod Wright, senior vice president at Pioneer Investments and leader of the investment team managing Pioneer Mid Cap Value VCT Portfolio, discusses the factors that affected the Portfolio's performance during the six months ended June 30, 2010.

Q: How did the Portfolio perform during the six months ended June 30, 2010?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares returned -4.06% at net asset value for the six months ended June 30, 2010, and Class II shares returned -4.17%, while the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned -0.88%. Over the same period, the average return of the 41 variable portfolios in Lipper's Mid Cap Value Underlying Funds category was -2.92%.

Q: What were the principal factors affecting the Portfolio's underperformance of the benchmark during the six months ended June 30, 2010?

A: The Portfolio's benchmark-relative performance was hurt by its emphasis on better-quality stocks as the market moved higher from the start of 2010 through much of April. During that four-month period through most of April, riskier and more cyclically oriented stocks with higher volatility were outperforming. Unfortunately, during the spring of 2010 the stock slump indiscriminately affected all stock market groups, including the higher-quality companies that we typically invest in. However, relative performance has improved of late.

Q: What types of investments most affected the Portfolio's results over the six months ended June 30, 2010?

A: The Portfolio's stock selections were the primary factor leading to underperformance of the Russell Index over the six-month period, as sector weightings had only a negligible effect on benchmark-relative results.

   The materials sector, however, produced two of the Portfolio's better performers over the six-month period. Newmont Mining appreciated as the price of gold rose on world currency markets, while the stock of industrial chemical corporation Air Gas appreciated when the company received a takeover proposal from competitor Air Products. Two consumer staples companies also were noteworthy contributors to Portfolio performance: candy maker Hershey and cosmetic company Estee Lauder.

   Among other individual stock holdings that supported the Portfolio's results, standouts included Smith International, an energy services and equipment corporation that received an acquisition offer; insurer Unum, which successfully turned around its operation; and Key Bank, a regional banking firm. Pipeline company El Paso also helped performance results, as did specialty retailer Abercrombie & Fitch.

   Financials firm Lazard, a boutique investment banking and asset management corporation, continued to detract from Portfolio results. We had invested in the company because we believed its fee-based revenues made its earnings more stable than many other financial companies. In addition, its businesses were less vulnerable to the risks of increased government regulations. Nevertheless, a confluence of factors have led to Lazard's problems. First, the chief executive officer died suddenly, leaving the corporation's future direction unclear. Then,




A Word About Risk:

Mid-sized companies may offer the potential for higher returns but are also subject to greater short-term price fluctuations than those in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the company changed its executive compensation plan in a way that displeased outside investors. Finally, large blocks of shares held internally, including those held by the estate of the late CEO, came onto the market, further depressing the firm's share price. We have reduced the Portfolio's position.

   Assured Guaranty, a leading municipal bond insurer and rating service, also underperformed during the six-month period, when a municipality in Pennsylvania threatened a bankruptcy filing.

   In the utilities group, several natural gas companies fared relatively poorly after the price of natural gas declined early in the year and the operating margins of gas-related utilities declined. In the information technology group, Western Union's share price fell after its quarterly earnings fell short of expectations, while Computer Sciences, which provides information technology services to large institutions, saw its stock decline after it encountered problems with one of its larger clients. Among the Portfolio's energy holdings, natural gas company Devon and coal producer Constellation Energy declined, as did offshore oil driller Transocean, which was involved in the troubled BP drilling operation in the Gulf of Mexico. We eliminated the Transocean position early in the Gulf crisis, and avoided greater losses.

Q: What is your outlook?

A: We continue to have confidence in our style of value-based investing. The
   Portfolio continues to have a solid longer-term performance record. We tend not to adjust our investment discipline based on market predictions. We intend to retain the Portfolio's focus on better-quality companies with strong fundamentals. We believe that approach will position the Portfolio to perform well through the rises and falls of a full market cycle.

















   Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                            Value
             COMMON STOCKS - 96.9%
             Energy - 8.6%
             Coal & Consumable Fuels - 0.7%
  49,410     Consol Energy, Inc.                            $  1,668,082
                                                            ------------
             Oil & Gas Drilling - 1.0%
 136,200     Nabors Industries, Inc.*                       $  2,399,844
                                                            ------------
             Oil & Gas Equipment & Services - 0.8%
  73,800     Halliburton Co.*                               $  1,811,790
                                                            ------------
             Oil & Gas Exploration & Production - 3.5%
  57,010     Devon Energy Corp.                             $  3,473,049
  56,140     Noble Affiliates, Inc.                            3,386,926
  31,620     Range Resources Corp.                             1,269,543
                                                            ------------
                                                            $  8,129,518
                                                            ------------
             Oil & Gas Refining & Marketing - 1.0%
 124,500     Valero Energy Corp.                            $  2,238,510
                                                            ------------
             Oil & Gas Storage & Transportation - 1.6%
 344,690     El Paso Corp.                                  $  3,829,506
                                                            ------------
             Total Energy                                   $ 20,077,250
                                                            ------------
             Materials - 6.8%
             Diversified Chemical - 0.7%
  27,100     PPG Industries, Inc.                           $  1,637,111
                                                            ------------
             Gold - 1.0%
  38,367     Newmont Mining Corp.                           $  2,368,779
                                                            ------------
             Industrial Gases - 1.5%
  52,200     Air Products & Chemicals, Inc.                 $  3,383,082
                                                            ------------
             Metal & Glass Containers - 1.7%
  73,601     Ball Corp.                                     $  3,888,341
                                                            ------------
             Paper Packaging - 1.0%
 116,640     Temple-Inland, Inc.                            $  2,410,949
                                                            ------------
             Paper Products - 0.9%
  96,310     International Paper Co.                        $  2,179,495
                                                            ------------
             Total Materials                                $ 15,867,757
                                                            ------------
             Capital Goods - 8.5%
             Aerospace & Defense - 1.2%
  40,040     L-3 Communications Holdings, Inc.              $  2,836,434
                                                            ------------
             Industrial Conglomerates - 1.3%
 174,800     Textron, Inc.                                  $  2,961,112
                                                            ------------
             Industrial Machinery - 4.8%
  43,584     Crane Co.                                      $  1,316,673
  24,650     Eaton Corp.                                       1,613,096
  59,000     Ingersoll-Rand Plc (b)                            2,034,910
  62,899     Kennametal, Inc.                                  1,599,522
  49,658     Snap-On, Inc.                                     2,031,509
  48,010     SPX Corp.                                         2,535,408
                                                            ------------
                                                            $ 11,131,118
                                                            ------------
             Trading Companies & Distributors - 1.2%
  27,694     W.W. Grainger, Inc. (b)                        $  2,754,168
                                                            ------------
             Total Capital Goods                            $ 19,682,832
                                                            ------------

Shares                                                            Value
             Commercial Services & Supplies - 0.7%
             Research & Consulting Services - 0.7%
  61,110     Equifax, Inc.*                                 $  1,714,747
                                                            ------------
             Total Commercial Services &
             Supplies                                       $  1,714,747
                                                            ------------
             Automobiles & Components - 1.2%
             Auto Parts & Equipment - 0.7%
  45,221     BorgWarner, Inc.*                              $  1,688,552
                                                            ------------
             Motorcycle Manufacturers - 0.5%
  48,320     Harley-Davidson, Inc. (b)                      $  1,074,154
                                                            ------------
             Total Automobiles &
             Components                                     $  2,762,706
                                                            ------------
             Consumer Durables & Apparel - 2.1%
             Homebuilding - 0.9%
 132,690     Toll Brothers, Inc.*                           $  2,170,808
                                                            ------------
             Housewares & Specialties - 1.2%
  70,141     Fortune Brands, Inc.                           $  2,748,124
                                                            ------------
             Total Consumer Durables &
             Apparel                                        $  4,918,932
                                                            ------------
             Consumer Services - 2.6%
             Casinos & Gaming - 0.9%
  64,800     Bally Technologies, Inc.*                      $  2,098,872
                                                            ------------
             Hotels, Resorts & Cruise Lines - 0.7%
  82,490     Wyndham Worldwide Corp.                        $  1,661,349
                                                            ------------
             Restaurants - 1.0%
 120,000     Jack In The Box, Inc.*                         $  2,334,000
                                                            ------------
             Total Consumer Services                        $  6,094,221
                                                            ------------
             Media - 2.8%
             Advertising - 1.2%
 384,500     The Interpublic Group of Companies, Inc.*      $  2,741,485
                                                            ------------
             Broadcasting - 1.0%
 177,300     CBS Corp. (Class B)                            $  2,292,489
                                                            ------------
             Movies & Entertainment - 0.6%
  50,152     Viacom, Inc. (Class B)                         $  1,573,268
                                                            ------------
             Total Media                                    $  6,607,242
                                                            ------------
             Retailing - 2.3%
             Apparel Retail - 0.8%
  96,242     Gap, Inc.                                      $  1,872,869
                                                            ------------
             Computer & Electronics Retail - 1.2%
  81,750     Best Buy Co., Inc.                             $  2,768,055
                                                            ------------
             Specialty Stores - 0.3%
  42,000     Staples, Inc.                                  $    800,100
                                                            ------------
             Total Retailing                                $  5,441,024
                                                            ------------
             Food & Drug Retailing - 0.7%
             Food Retail - 0.6%
  63,299     Kroger Co.                                     $  1,246,357
                                                            ------------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                            Value
             Hypermarkets & Supercenters - 0.1%
   7,888     BJ's Wholesale Club, Inc.*                     $    291,935
                                                            ------------
             Total Food & Drug Retailing                    $  1,538,292
                                                            ------------
             Food, Beverage & Tobacco - 6.2%
             Brewers - 0.9%
  47,632     Molson Coors Brewing Co. (Class B)             $  2,017,692
                                                            ------------
             Distillers & Vintners - 1.0%
 150,570     Constellation Brands, Inc.*                    $  2,351,903
                                                            ------------
             Packaged Foods & Meats - 4.3%
  56,480     Campbell Soup Co.                              $  2,023,678
  94,900     ConAgra, Inc.                                     2,213,068
  41,010     Hershey Foods Corp.                               1,965,609
 121,900     Sara Lee Corp.                                    1,718,790
  36,610     The J.M. Smucker Co.                              2,204,654
                                                            ------------
                                                            $ 10,125,799
                                                            ------------
             Total Food, Beverage & Tobacco                 $ 14,495,394
                                                            ------------
             Health Care Equipment & Services - 2.8%
             Health Care Equipment - 0.7%
  41,880     Baxter International, Inc.                     $  1,702,003
                                                            ------------
             Managed Health Care - 2.1%
  81,293     Aetna, Inc.                                    $  2,144,509
  31,900     Humana, Inc.*                                     1,456,873
  23,200     Wellpoint, Inc.*                                  1,135,176
                                                            ------------
                                                            $  4,736,558
                                                            ------------
             Total Health Care Equipment &
             Services                                       $  6,438,561
                                                            ------------
             Pharmaceuticals & Biotechnology - 2.8%
             Life Sciences Tools & Services - 1.2%
  58,790     Thermo Fisher Scientific, Inc.*                $  2,883,650
                                                            ------------
             Pharmaceuticals - 1.6%
 110,050     Forest Laboratories, Inc.*                     $  3,018,672
  42,600     Mylan, Inc.*                                        725,904
                                                            ------------
                                                            $  3,744,576
                                                            ------------
             Total Pharmaceuticals &
             Biotechnology                                  $  6,628,226
                                                            ------------
             Banks - 6.9%
             Diversified Banks - 1.0%
  61,338     Comerica, Inc.                                 $  2,259,079
                                                            ------------
             Regional Banks - 4.9%
 145,010     Associated Banc Corp. (b)                      $  1,777,823
 256,679     KeyCorp                                           1,973,862
  52,950     PNC Bank Corp.                                    2,991,675
 351,400     Popular, Inc.*                                      941,752
  54,160     SunTrust Banks, Inc.                              1,261,928
  76,600     TCF Financial Corp.                               1,272,326
  54,400     Zions Bancorporation (b)                          1,173,408
                                                            ------------
                                                            $ 11,392,774
                                                            ------------


Shares                                                             Value
             Thrifts & Mortgage Finance - 1.0%
 171,770     People's Bank                                  $  2,318,895
                                                            ------------
             Total Banks                                    $ 15,970,748
                                                            ------------
             Diversified Financials - 6.0%
             Asset Management & Custody Banks - 2.0%
  97,130     Northern Trust Corp.                           $  4,535,971
                                                            ------------
             Investment Banking & Brokerage - 2.2%
 110,620     Lazard, Ltd.                                   $  2,954,660
 140,900     TD Ameritrade Holding Corp*                       2,155,770
                                                            ------------
                                                            $  5,110,430
                                                            ------------
             Specialized Finance - 1.8%
 212,000     Moody's Corp. (b)                              $  4,223,040
                                                            ------------
             Total Diversified Financials                   $ 13,869,441
                                                            ------------
             Insurance - 8.7%
             Insurance Brokers - 1.8%
 186,670     Marsh & McLennan Co., Inc.                     $  4,209,407
                                                            ------------
             Life & Health Insurance - 2.5%
 270,759     Unum Group                                     $  5,875,470
                                                            ------------
             Multi-Line Insurance - 1.7%
  53,610     Assurant, Inc.                                 $  1,860,267
  98,930     Hartford Financial Services Group, Inc.           2,189,321
                                                            ------------
                                                            $  4,049,588
                                                            ------------
             Property & Casualty Insurance - 1.1%
  83,900     Axis Capital Holdings, Ltd.                    $  2,493,508
                                                            ------------
             Reinsurance - 1.6%
  63,792     Renaissancere Holdings, Ltd. (b)               $  3,589,576
                                                            ------------
             Total Insurance                                $ 20,217,549
                                                            ------------
             Real Estate - 6.5%
             Industrial Real Estate Investment Trusts - 0.5%
  86,578     First Potomac Realty Trust                     $  1,244,126
                                                            ------------
             Mortgage Real Estate Investment Trusts - 1.0%
 139,045     Annaly Capital Management, Inc. (b)            $  2,384,622
                                                            ------------
             Office Real Estate Investment Trusts - 2.7%
  29,451     Alexandria Real Estate Equities, Inc. (b)      $  1,866,310
  14,401     Boston Properties, Inc.                           1,027,367
  59,063     Kilroy Realty Corp.                               1,755,943
  52,000     Mack-Cali Realty Corp.                            1,545,960
                                                            ------------
                                                            $  6,195,580
                                                            ------------
             Residential Real Estate Investment Trusts - 0.5%
  29,240     Equity Residential Property Trust              $  1,217,554
                                                            ------------
             Specialized Real Estate Investment Trusts - 1.8%
 161,717     Host Hotels & Resorts, Inc.                    $  2,179,945
  42,910     Ventas, Inc.*                                     2,014,625
                                                            ------------
                                                            $  4,194,570
                                                            ------------
             Total Real Estate                              $ 15,236,452
                                                            ------------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
             Software & Services - 4.5%
             Application Software - 1.4%
 400,407     Compuware Corp.*                           $  3,195,246
                                                        ------------
             Data Processing & Outsourced Services - 2.2%
 192,800     Western Union Co.                          $  2,874,648
  48,038     Computer Sciences Corp.*                      2,173,720
                                                        ------------
                                                        $  5,048,368
                                                        ------------
             Internet Software & Services - 0.9%
 156,830     Yahoo!, Inc.*                              $  2,168,959
                                                        ------------
             Total Software & Services                  $ 10,412,573
                                                        ------------
             Technology Hardware & Equipment - 2.7%
             Communications Equipment - 0.9%
 384,500     Brocade Communications Systems, Inc.*      $  1,984,020
                                                        ------------
             Computer Hardware - 1.0%
 197,100     Dell, Inc.*                                $  2,377,026
                                                        ------------
             Office Electronics - 0.8%
 241,900     Xerox Corp.                                $  1,944,876
                                                        ------------
             Total Technology Hardware &
             Equipment                                  $  6,305,922
                                                        ------------
             Semiconductors - 1.8%
             Semiconductors - 1.8%
  71,940     Analog Devices, Inc.                       $  2,004,248
 341,600     ON Semiconductor Corp.*                       2,179,408
                                                        ------------
                                                        $  4,183,656
                                                        ------------
             Total Semiconductors                       $  4,183,656
                                                        ------------
             Telecommunication Services - 1.6%
             Integrated Telecommunication Services - 1.6%
 113,720     CenturyLink, Inc.                          $  3,788,013
                                                        ------------
             Total Telecommunication Services           $  3,788,013
                                                        ------------
             Utilities - 10.1%
             Electric Utilities - 3.7%
  78,100     DPL, Inc.                                  $  1,866,590
  68,083     Edison International                          2,159,593
  79,300     FirstEnergy Corp. (b)                         2,793,739
  75,900     PPL Corp.                                     1,893,705
                                                        ------------
                                                        $  8,713,627
                                                        ------------
             Gas Utilities - 1.9%
  49,400     EQT Corp.                                  $  1,785,316
  55,701     Questar Corp.                                 2,533,838
                                                        ------------
                                                        $  4,319,154
                                                        ------------
             Multi-Utilities - 4.5%
 156,700     CMS Energy Corp.                           $  2,297,222
 108,554     Public Service Enterprise Group, Inc.         3,400,997
 102,750     Sempra Energy Corp.                           4,807,673
                                                        ------------
                                                        $ 10,505,892
                                                        ------------
             Total Utilities                            $ 23,538,673
                                                        ------------
             TOTAL COMMON STOCKS
             (Cost $225,586,182)                        $225,790,211
                                                        ------------

Principal
Amount ($)                                                     Value
             TEMPORARY CASH INVESTMENTS - 5.6%
             Securities Lending Collateral - 5.6% (c)
             Certificates of Deposit:
   376,075   Bank of Nova Scotia, 0.47%, 9/7/10         $    376,075
   376,075   Barclays, 0.30%, 7/23/10                        376,075
   413,682   CBA Financial, 0.56%, 1/3/11                    413,682
   376,075   Deutschebank, 0.30%, 7/19/10                    376,075
   225,645   DnB NOR Bank ASA NY, 0.49%,
             8/26/10                                         225,645
   376,075   Rabobank Nederland NY, 0.23%,
             7/6/10                                          376,075
   376,075   Royal Bank of Canada, 0.26%,
             1/21/11                                         376,075
   376,075   Svenska NY, 0.265%, 7/19/10                     376,075
                                                        ------------
                                                        $  2,895,777
                                                        ------------
             Commercial Paper:
   225,645   American Honda Finance, 0.38%,
             5/4/11                                     $    225,645
   150,430   American Honda Finance, 0.38%,
             4/15/11                                         150,430
    49,753   Caterpillar Financial Services, 0.47%,
             8/20/10                                          49,753
   376,145   Federal Home Loan Bank, 0.31%,
             6/1/11                                          376,145
   150,409   NABPP, 0.28%, 7/19/10                           150,409
   187,954   PARFIN, 0.39%, 8/11/10                          187,954
   376,060   SOCNAM, 0.28%, 7/6/10                           376,060
   300,656   CHARF, 0.46%, 8/23/10                           300,656
   225,470   CLIPPR, 0.45%, 9/1/10                           225,470
   156,528   FAIRPP, 0.50%, 8/16/10                          156,528
   187,886   FASCO, 0.46%, 9/2/10                            187,886
   172,843   FASCO, 0.45%, 9/9/10                            172,843
   263,241   SRCPP, 0.26%, 7/7/10                            263,241
   263,868   STRAIT, 0.43%, 8/23/10                          263,868
   181,430   TBLLC, 0.40%, 8/9/10                            181,430
   375,999   Varfun, 0.29%, 7/26/10                          375,999
   340,014   CME, Inc., 1.00%, 8/6/10                        340,014
   112,844   GE Capital Corp., 0.64%, 8/20/10                112,844
    40,708   GE Capital Corp., 0.40%, 10/21/10                40,708
    40,989   GE Capital Corp., 0.35%, 10/6/10                 40,989
   188,018   GE, 0.37%, 1/26/11                              188,018
    37,575   GE Capital Corp., 0.33%, 6/6/11                  37,575
    41,934   John Deere Capital Corp., 0.32%,
             7/16/10                                          41,934
   318,025   JPMorgan Chase & Co., 0.57%,
             9/24/10                                         318,025
   426,362   Santander, 0.30%, 7/23/10                       426,362
   376,075   Toyota Motor Credit Corp., 0.35%,
             1/10/11                                         376,075
   225,658   Wachovia, 0.64%, 3/22/11                        225,658
   105,312   Wal-Mart Stores, Inc., 0.22%, 7/1/10            105,312

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                  Value
             Commercial Paper (continued):
   150,405   WFC, 0.60%, 12/2/10                     $    150,405
   376,075   WESTPAC, 0.39%, 11/5/10                      376,075
                                                     ------------
                                                     $  6,424,311
                                                     ------------
             Tri-party Repurchase Agreements:
   471,824   Barclays, 0.1%, 7/1/10                  $    471,824
   940,187   Deutsche Bank, 0.3%, 7/1/10                  940,187
 1,128,227   RBS Securities, Inc., 0.5%, 7/1/10         1,128,227
                                                     ------------
                                                     $  2,540,238
                                                     ------------

Shares
             Money Market Mutual Funds:
 564,112     BlackRock Liquidity Temp Cash Fund       $    564,112
 564,112     Dreyfus Preferred Money Market Fund           564,112
                                                      ------------
                                                      $  1,128,224
                                                      ------------
             Total Securities Lending
             Collateral                               $ 12,988,550
                                                      ------------
             TOTAL TEMPORARY CASH
             INVESTMENTS
             (Cost $12,988,550)                       $ 12,988,550
                                                      ------------
             TOTAL INVESTMENT IN
             SECURITIES - 102.5%
             (Cost $238,574,732) (a)                  $238,778,761
                                                      ------------
             OTHER ASSETS AND
             LIABILITIES - (2.5)%                     $ (5,784,398)
                                                      ------------
             TOTAL NET ASSETS - 100.0%                $232,994,363
                                                      ============

*      Non-income producing security.
(a) At June 30, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $242,185,361 was as follows:


        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost           $15,458,728
        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value           (18,865,486)
                                                                  -----------
        Net unrealized loss                                       $(3,406,758)
                                                                  ===========


(b)    At June 30, 2010, the following securities were out on loan:


  Shares                   Security                         Value
  10,000      Alexandria Real Estate Equities, Inc.     $   633,700
  81,000      Annaly Capital Management, Inc.             1,389,150
  60,000      Associated Banc Corp.                         735,600
  53,100      FirstEnergy Corp.                           1,870,713
  27,300      Harley-Davidson, Inc.                         606,879
  32,400      Ingersoll-Rand Plc                          1,117,476
   8,300      Martin Marietta Materials, Inc.+              703,923
 197,000      Moody's Corp.                               3,924,240
     500      Renaissancere Holdings, Ltd.                   28,135
  10,000      W.W. Grainger, Inc.                           994,500
  25,200      Zions Bancorporation                          543,564
                                                        -----------
              Total                                     $12,547,880
                                                        ===========

       +     Indicates pending sale at June 30, 2010.
(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $135,534,370 and $132,405,546, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:



                      Level 1          Level 2       Level 3         Total
Common Stocks     $225,790,211      $         -         $-      $225,790,211
Temporary Cash
Investments                  -       11,860,326          -        11,860,326
Money Market
Mutual Funds         1,128,224                -          -         1,128,224
                  ------------      -----------         --      ------------
  Total           $226,918,435      $11,860,326          -      $238,778,761
                  ============      ===========         ==      ============


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                        Ended          Year            Year         Year         Year         Year
                                                       6/30/10         Ended          Ended         Ended        Ended       Ended
                                                     (unaudited)     12/30/09        12/31/08     12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                  $  14.48       $  11.72       $  19.22      $  20.32     $  25.00    $  24.67
                                                      --------       --------       --------      --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.08       $   0.20       $   0.23      $   0.21     $   0.20    $   0.15
 Net realized and unrealized gain (loss) on
  investments                                            (0.66)          2.76          (6.24)         1.11         1.98        1.75
                                                      --------       --------       --------      --------     --------    --------
  Net increase (decrease) from investment
    operations                                        $  (0.58)      $   2.96       $  (6.01)     $   1.32     $   2.18    $   1.90
Distributions to shareowners:
 Net investment income                                   (0.16)         (0.20)         (0.19)        (0.17)       (0.26)      (0.08)
 Net realized gain                                          --             --          (1.30)        (2.25)       (6.60)      (1.49)
                                                      --------       --------       --------      --------     --------    --------
Net increase (decrease) in net asset value            $  (0.74)      $   2.76       $  (7.50)     $  (1.10)    $  (4.68)   $   0.33
                                                      --------       --------       --------      --------     --------    --------
Net asset value, end of period                        $  13.74       $  14.48       $  11.72      $  19.22     $  20.32    $  25.00
                                                      ========       ========       ========      ========     ========    ========
Total return*                                            (4.06)%        25.58%        (33.58)%        5.58%       12.59%       7.88%
Ratio of net expenses to average net assets+              0.73%**        0.75%          0.77%         0.71%        0.71%       0.71%
Ratio of net investment income to average net
 assets+                                                  0.95%**        1.39%          1.23%         0.80%        0.88%       0.58%
Portfolio turnover rate                                    111%**          88%            60%           57%         104%         42%
Net assets, end of period (in thousands)              $102,843       $113,962       $103,527      $192,387     $292,001    $288,837
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             0.73%**        0.75%          0.77%         0.71%        0.71%       0.71%
 Net investment income                                    0.95%**        1.39%          1.23%         0.80%        0.88%       0.58%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended         Year          Year         Year         Year         Year
                                                         6/30/10        Ended        Ended         Ended        Ended       Ended
                                                       (unaudited)    12/31/09      12/31/08     12/31/07     12/31/06     12/31/05
Class II
Net asset value, beginning of period                    $  14.41      $  11.66     $  19.13      $  20.24     $  24.72     $ 24.44
                                                        -------       -------      --------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.04      $   0.10     $   0.16      $   0.10     $   0.07     $  0.35
 Net realized and unrealized gain (loss) on
  investments                                              (0.64)         2.81        (6.18)         1.17         2.05        1.47
                                                        --------      -------      --------      -------      -------      -------
  Net increase (decrease) from investment
    operations                                          $  (0.60)     $   2.91     $  (6.03)     $   1.27     $   2.12     $  1.82
Distributions to shareowners:
 Net investment income                                     (0.13)        (0.16)       (0.14)        (0.13)          --       (0.05)
 Net realized gain                                            --            --        (1.30)        (2.25)       (6.60)      (1.49)
                                                        --------      --------     --------      --------     --------     -------
Net increase (decrease) in net asset value              $  (0.73)     $   2.75     $  (7.47)     $  (1.11)    $  (4.48)    $  0.28
                                                        --------      --------     --------      --------     --------     -------
Net asset value, end of period                          $  13.68      $  14.41     $  11.66      $  19.13     $  20.24     $ 24.72
                                                        ========      ========     ========      ========     ========     =======
Total return*                                              (4.17)%       25.26%      (33.76)%        5.35%       12.27%       7.64%
Ratio of net expenses to average net assets+                0.98%**       1.00%        1.02%         0.96%        0.96%       0.95%
Ratio of net investment income to average net
 assets+                                                    0.72%**       1.14%        1.00%         0.63%        0.63%       0.25%
Portfolio turnover rate                                      111%**         88%          60%           57%         104%         42%
Net assets, end of period (in thousands)                $130,151      $125,589     $ 78,419      $124,722     $100,696     $88,217

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $12,547,880) (cost $238,574,732)  $ 238,778,761
 Cash                                                                                          10,647,509
 Receivables --
  Investment securities sold                                                                    8,380,754
  Portfolio shares sold                                                                           184,685
  Dividends                                                                                       394,101
 Other                                                                                             84,463
                                                                                            -------------
   Total assets                                                                             $ 258,470,273
                                                                                            -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                           $  12,398,985
  Portfolio shares repurchased                                                                     49,563
  Upon return of securities loaned                                                             12,988,550
 Due to affiliates                                                                                  9,206
 Accrued expenses                                                                                  29,606
                                                                                            -------------
   Total liabilities                                                                        $  25,475,910
                                                                                            -------------
NET ASSETS:
 Paid-in capital                                                                            $ 272,591,614
 Undistributed net investment income                                                            1,138,668
 Accumulated net realized loss on investments                                                 (40,939,948)
 Net unrealized gain on investments                                                               204,029
                                                                                            -------------
   Total net assets                                                                          $ 232,994,363
                                                                                            =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $102,842,809/7,486,870 shares)                                           $       13.74
                                                                                            =============
 Class II (based on $130,151,554/9,516,581 shares)                                          $       13.68
                                                                                            =============


12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10

INVESTMENT INCOME:
 Dividends                                                 $ 2,083,793
 Interest                                                        3,980
 Income from securities loaned, net                              8,895
                                                           -----------
   Total investment income                                                  $   2,096,668
                                                                            -------------
EXPENSES:
 Management fees                                           $   806,360
 Transfer agent fees
  Class I                                                          789
  Class II                                                         823
 Distribution fees
  Class II                                                     167,889
 Administrative reimbursements                                  37,364
 Custodian fees                                                 20,112
 Professional fees                                              30,478
 Printing expense                                                6,018
 Fees and expenses of nonaffiliated trustees                     3,502
 Miscellaneous                                                   3,050
                                                           -----------
   Total expenses                                                           $   1,076,385
                                                                            -------------
   Net expenses                                                             $   1,076,385
                                                                            -------------
    Net investment income                                                   $   1,020,283
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on:
  Investments                                              $13,397,936
  Class action                                                  33,907      $  13,431,843
                                                           -----------      -------------
 Change in net unrealized loss on investments                               $ (24,680,479)
                                                                            -------------
 Net loss on investments                                                    $ (11,248,636)
                                                                            -------------
 Net decrease in net assets resulting from operations                       $ (10,228,353)
                                                                            =============

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively


                                                                         Six Months
                                                                            Ended
                                                                           6/30/10          Year Ended
                                                                         (unaudited)         12/31/09
FROM OPERATIONS:
Net investment income                                                  $   1,020,283      $   2,521,020
Net realized gain (loss) on investments and class action                  13,431,843        (18,601,772)
Change in net unrealized gain (loss) on investments                      (24,680,479)        63,231,365
                                                                       -------------      -------------
  Net increase (decrease) in net assets resulting from operations      $ (10,228,353)     $  47,150,613
                                                                       -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.16 and $0.20 per share, respectively)                    $  (1,177,855)     $  (1,640,312)
  Class II ($0.13 and $0.16 per share, respectively)                      (1,256,888)        (1,213,857)
                                                                       -------------      -------------
    Total distributions to shareowners                                 $  (2,434,743)     $  (2,854,169)
                                                                       -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  21,939,256      $  44,678,913
Reinvestment of distributions                                              2,434,732          2,854,160
Cost of shares repurchased                                               (18,267,229)       (34,225,297)
                                                                       -------------      -------------
  Net increase in net assets resulting from
    Portfolio share transactions                                       $   6,106,759      $  13,307,776
                                                                       -------------      -------------
  Net increase (decrease) in net assets                                $  (6,556,337)     $  57,604,220

NET ASSETS:
Beginning of period                                                      239,550,700        181,946,480
                                                                       -------------      -------------
End of period                                                          $ 232,994,363      $ 239,550,700
                                                                       =============      =============
Undistributed net investment income                                    $   1,138,668      $   2,553,128
                                                                       =============      =============


                                    '10 Shares       '10 Amount
                                   (unaudited)       (unaudited)        '09 Shares        '09 Amount
CLASS I
Shares sold                           199,345      $   3,074,715           598,148      $   7,212,816
Reinvestment of distributions          82,424          1,177,844           136,920          1,640,298
Less shares repurchased              (666,433)       (10,059,303)       (1,698,911)       (20,798,375)
                                     --------      -------------        ----------      -------------
  Net decrease                       (384,664)     $  (5,806,744)         (963,843)     $ (11,945,261)
                                    =========      =============        ==========      =============
CLASS II
Shares sold                         1,252,150      $  18,864,541         3,018,461      $  37,466,102
Reinvestment of distributions          88,389          1,256,888           101,663          1,213,857
Less shares repurchased              (541,994)        (8,207,926)       (1,129,213)       (13,426,922)
                                    ---------      -------------        ----------      -------------
  Net increase                        798,545      $  11,913,503         1,990,911      $  25,253,037
                                    =========      =============        ==========      =============


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The fair values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)

   the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2010, the Portfolio had no outstanding portfolio or settlement hedges.


D. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:


--------------------------------------------------------------------------------
                                                                         2009
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                  $  2,854,169
  Long-term capital gain                                                     --
                                                                   ------------
    Total distributions                                            $  2,854,169
                                                                   ============
  Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income                                    $  2,480,455
  Capital loss carryforward                                         (50,688,489)
  Unrealized appreciation                                            21,273,879
                                                                   ------------
    Total                                                          $(26,934,155)
                                                                   ============
--------------------------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships and REIT holdings.


E. Portfolio Shares and Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $152,147 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the period, the Portfolio recognized gains of $33,907 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.88% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. These expense limitations are in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,391 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,915 in transfer agent fees payable to PIMSS at June 30, 2010.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $900 in distribution fees payable to PFD at June 30, 2010.

5. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)




Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19609-04-0810


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                            Pioneer Money Market VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2010

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Schedule of Investments                                             4
  Financial Statements                                                9
  Notes to Financial Statements                                      13
  Trustees, Officers and Service Providers                           15


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------

In a market environment driven by changing sentiments about the health of the economy, short-term interest rates remained at near-historic lows throughout the six months ended June 30, 2010. Money market mutual funds, variable portfolios and other short-term investments offered virtually no yield as the Federal Reserve Board kept the federal funds rate at near-zero levels. In the following interview, Seth Roman reviews the investment environment and the factors that affected Pioneer Money Market VCT Portfolio's performance during the six months ended June 30, 2010. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio. Pioneer Money Market Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks.

Q: How did the Portfolio perform during the six months ended June 30, 2010?

A: Pioneer Money Market VCT Portfolio Class I shares returned 0.02% at net asset value during the six months ended June 30, 2010. During the same period, the average return of 102 variable portfolios in Lipper's Money Market Underlying Funds category was 0.00%. Throughout the six-month period, the Portfolio's net asset value per share remained stable at $1.00, reflecting our primary emphasis on capital preservation by focusing on high-quality money market securities that were very liquid (that is, they were easily tradable at full value).

Q: What were the principal factors affecting the Portfolio's performance during the six months ended June 30, 2010?

A: We kept the Portfolio's investments focused on liquidity and high quality. We believed many money market investors were searching for a safe place to keep their assets. Short-term interest rates remained at historically low levels, with the U.S. Federal Reserve Board (the Fed) keeping the influential federal funds rate at a target range of 0.00% to 0.25%. Some money market investors moved assets to higher-yielding alternatives, especially early in the six-month period when confidence was growing that the economy was pulling out of recession. Uncertainties about the economic recovery began growing again later in the period, however, and investors started returning to money market portfolios as a safer alternative to more volatile asset classes. Those concerns took on added momentum because of reports that some major European financial institutions faced pressures because of the fiscal problems in countries such as Greece, Spain and Portugal. At the same time, federal regulatory agencies were placing stricter rules on money market portfolios in an effort to reduce risks further.

   Against that backdrop, we did not take on added risk in the Portfolio to reach for yield. We remained very conservative in our investment strategy, paying special attention to keeping the Portfolio highly liquid. We did this by placing major portions of the Portfolio's invested assets in easily tradable securities, such as repurchase agreements collateralized by U.S. government obligations. Other assets that we focused on included overnight commercial paper, short-term Treasury bills, and some short-term municipal securities that were subjected to careful credit analysis. Most of the Portfolio's assets were invested in securities with maturities of less than one month. At the end of the six-month period, on June 30, 2010, the average maturity of the Portfolio's holdings was 17 days.

Q: What is your investment outlook?

A: We anticipate a period of slow but positive growth, and we do not expect the economy to experience a "double-dip" recession. Although economic benchmarks point to continued sluggishness, with unemployment remaining stubbornly high, we still think there is enough evidence to believe the economy will pull out of recession. Meanwhile, short-term interest rates are likely to remain very low in the near term, as we think the Fed is unlikely to start hiking rates until after the housing market starts turning around.

   We plan to continue to manage the Portfolio cautiously, paying a great deal of attention to security selection and focusing on high-quality securities that can be readily traded. At some point, we may start to be less conservative, but not until the economic outlook is clarified and uncertainties about the impact of fiscal problems in Europe start to wane.

Please refer to the Schedule of Investments on pages 4 to 8 for a full listing of Portfolio securities.


Prices and Distributions

                             6/30/10     12/31/09
Net Asset Value per Share     $ 1.00      $ 1.00


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(12/31/09 - 6/30/10)        Income         Capital Gains     Capital Gains
                            $ 0.0002       $  -              $  -


A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

--------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------
10 Years         2.30%
5 Years          2.66%
1 Year           0.03%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


--------------------------------------------------------------------------------

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from January 1, 2010, through June 30, 2010.

Share Class                                                             I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/10                                   $ 1,000.00
Ending Account Value on 6/30/10                                     $ 1,000.20
Expenses Paid During Period*                                        $     1.39

* Expenses are equal to the Portfolio's annualized expense ratio of 0.28% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2010, through June 30, 2010.

Share Class                                                             I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/10                                   $ 1,000.00
Ending Account Value on 6/30/10                                     $ 1,023.41
Expenses Paid During Period*                                        $     1.40

* Expenses are equal to the Portfolio's annualized expense ratio of 0.28% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                    Value
                                        CORPORATE BONDS - 5.5%
                                        Banks - 4.7%
                                        Diversified Banks - 4.1%
   600,000   0.67         AA/Aa2        BNP Paribas SA, Floating Rate Note, 2/11/11                            $   600,032
   250,000                AAA/AAA       Rabobank Nederland NV, 0.51%, 8/16/14                                      250,000
    65,000                AA-/Aaa       Royal Bank of Canada, 0.53313%, 9/28/10                                     65,046
   420,000   0.68         AA-/A1        Wells Fargo Co., Floating Rate Note, 8/20/10                               420,105
   400,000   0.39         AA/Aa1        Westpac Banking Corp. Floating Rate Note, 3/2/11                           400,000
                                                                                                               -----------
                                                                                                               $ 1,735,183
                                                                                                               -----------
                                        Regional Banks - 0.6%
   250,000                AAA/Aaa       Bank of America NA, 1.3425%, 9/13/10                                   $   250,000
                                                                                                               -----------
                                        Total Banks                                                            $ 1,985,183
                                                                                                               -----------
                                        Diversified Financials - 0.8%
                                        Asset Management & Custody Banks - 0.1%
    50,000                AA/Aa2        Bank of New York Mellon Corp., 4.95%, 1/14/11                          $    50,980
                                                                                                               -----------
                                        Diversified Financial Services - 0.7%
   100,000                A/A2          Bank of America Corp., 0.59281%, 8/13/10                               $   100,011
   200,000   1.46         AAA/Aaa       General Electric Capital Corp., Floating Rate Note, 7/8/10                 200,008
                                                                                                               -----------
                                                                                                               $   300,019
                                                                                                               -----------
                                        Total Diversified Financials                                           $   350,999
                                                                                                               -----------
                                        TOTAL CORPORATE BONDS
                                        (Cost $2,336,182)                                                      $ 2,336,182
                                                                                                               -----------
                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.8%
   115,000   0.60         AAA/Aaa       Federal Farm Credit Bank, Floating Rate Note, 11/4/10                  $   115,103
   130,000   0.75         AAA/AAA       Federal Farm Credit Bank, Floating Rate Note, 5/12/11                      130,455
   200,000                AAA/NR        Federal Home Loan Bank, 0.2%, 5/6/11                                       199,914
   270,000   0.25         AAA/AAA       Federal Home Loan Bank, Floating Rate Note, 5/27/11                        270,000
   150,000                AAA/Aaa       Federal Home Loan Mortgage Corp., 4.625%, 7/28/10                          150,491
   230,000                AAA/Aaa       Federal Home Loan Mortgage Corp., 0.34969%, 4/1/11                         230,213
   235,000                AAA/Aaa       Federal Home Loan Mortgage Corp., 1.43%, 9/3/10                            235,335
   775,000   0.24         AAA/Aaa       Federal Home Loan Mortgage Corp., Floating Rate Note, 8/24/10              775,139
   405,000   0.42         AAA/Aaa       Federal Home Loan Mortgage Corp., Floating Rate Note, 2/14/11              405,309
   640,000                AAA/AAA       Federal National Mortgage Association, 0.96625%, 8/5/10                    640,146
   145,000                AAA/Aaa       Federal National Mortgage Association, 5.125%, 7/6/10                      145,096
   235,000   0.66         AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 10/22/10        235,000
   555,000                AAA/Aaa       Federal National Mortgage Association, 1.24375%, 7/13/10                   554,972
   225,000   0.19         AAA/Aaa       Freddie Mac, Floating Rate Note, 7/12/10                                   225,003
 1,870,000                AAA/Aaa       U.S. Treasury Bill, 0.16%, 8/05/10                                       1,869,827
 1,050,000                AAA/Aaa       U.S. Treasury Bill, 0.0895%, 8/12/10                                     1,049,849
   210,000                AAA/Aaa       U.S. Treasury Bill, 0.362%, 1/13/11                                        209,588
   210,000                AAA/Aaa       U.S. Treasury Bill, 0.387%, 10/21/10                                       209,904
   620,000                AAA/Aaa       U.S. Treasury Bill, 0.217%, 10/7/10                                        619,824
                                                                                                               -----------
                                                                                                               $ 8,271,168
                                                                                                               -----------
                                        TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                        (Cost $8,271,168)                                                      $ 8,271,168
                                                                                                               -----------

4   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------

Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                   Value
                                        MUNICIPAL BONDS - 18.1%
                                        Municipal Development - 1.4%
   600,000   0.15         AAA/Aaa       Loudoun County Virginia Industrial Development Authority, Floating
                                        Rate Note, 2/15/38                                                    $   600,000
                                                                                                              -----------
                                        Municipal Education - 0.9%
   355,000   0.40         AA-/NA        Illinois Financial Authority Revenue, Floating Rate Note, 9/1/41      $   355,000
                                                                                                              -----------
                                        Municipal Higher Education - 6.6%
   220,000   0.18         NR/NR         Athens-Clarke County Georgia, Floating Rate Note, 8/1/33              $   220,000
   215,000   0.22         AAA/Aaa       Connecticut State Health, Floating Rate Note, 7/1/37                      215,000
   245,000   0.15         AAA/Aaa       Connecticut State Health & Educational, Floating Rate Note, 7/1/33        245,000
   820,000   0.23         AA/Aa2        Maryland State Health & Higher Educational Facilities Authority
                                        Revenue, Floating Rate Note, 7/1/36                                       820,000
   205,000                AAA/Aaa       Syracuse Industrial, 0.15%, 12/1/35                                       205,000
   570,000   0.24         AA/Aa2        University of Minnesota, Floating Rate Note, 12/1/36                      570,000
   470,000                AAA/Aaa       University of Texas, 4.0%, 7/1/10                                         470,000
    35,000   0.24         AAA/Aaa       Wisconsin State Health & Educational Facility, Floating Rate Note,
                                        12/1/33                                                                    35,000
                                                                                                              -----------
                                                                                                              $ 2,780,000
                                                                                                              -----------
                                        Municipal Medical - 6.4%
   100,000   0.14         AAA/Aaa       Harris County Cultural Education, Floating Rate Note, 9/1/31          $   100,000
 1,515,000   0.12         AA/Aaa        Harris County Texas Health, Floating Rate Note, 12/1/41                 1,515,000
   515,000   0.15         AAA/Aaa       Loudoun County Virginia Industrial Development Authority, Floating
                                        Rate Note, 10/1/39                                                        515,000
   265,000                NR/Aa1        Minneapolis & St Paul Housing & Redevelopment Authority, 0.2%,
                                        11/15/35                                                                  265,000
   105,000   0.18         AA/NR         Oregon State Facilities Authority, Floating Rate Note, 5/1/47             105,000
   190,000   0.14         AA+/Aa2       Michigan University, Floating Rate Note, 12/1/37                          190,000
                                                                                                              -----------
                                                                                                              $ 2,690,000
                                                                                                              -----------
                                        Municipal Utilities - 0.6%
   240,000   1.40         NR/Aa2        Southeast Alabama Gas District, Floating Rate Note, 8/1/27            $   240,000
                                                                                                              -----------
                                        Municipal Water - 2.2%
   200,000   0.28         AA-/Aa2       Boston Massachusetts Water & Sewer Comm Revenue, Floating Rate
                                        Note, 11/1/24                                                         $   200,000
   500,000   0.20         AAA/Aa1       County of King Washington, Floating Rate Note, 1/1/40                     500,000
   215,000   0.15         AAA/Aaa       Texas Water Development Board, Floating Rate Note, 7/15/19                215,000
                                                                                                              -----------
                                                                                                              $   915,000
                                                                                                              -----------
                                        TOTAL MUNICIPAL BONDS
                                        (Cost $7,580,000)                                                     $ 7,580,000
                                                                                                              -----------
                                        MUTUAL FUND - 4.5%
                                        Diversified Financials - 4.5%
                                        Diversified Financial Services - 4.5%
 1,860,000                              BlackRock Liquidity Funds TempCash Portfolio                          $ 1,860,000
                                                                                                              -----------
                                        TOTAL MUTUAL FUND
                                        (Cost $1,860,000)                                                     $ 1,860,000
                                                                                                              -----------

  The accompanying notes are an integral part of these financial statements.  5

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Principal      Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                 Value
                                        COMMERCIAL PAPER - 24.2%
   220,000                A-1/P-1       Bank of America Corp., 0.3%, 7/2/10                                 $   219,998
   370,000   0.55         AA-/Aa1       Bank of Nova Scotia/Houston, Floating Rate Note, 7/6/11                 369,632
   300,000   0.34         A+/Aa1        Credit Suisse New York, Floating Rate Note, 9/15/10                     300,004
   120,000                A-1/P-1       Danske Corp., 0.29%, 7/20/10                                            119,982
   105,000                A-1/P-1       Danske Corp., 0.25%, 7/7/10                                             104,996
   455,000                A-1+/P-1      Nordea Bank Finland Plc, 0.3%, 7/28/10                                  454,983
   325,000                AA-/Aa2       Nordea Bank Finland Plc, 0.91%, 7/2/10                                  325,002
   120,000                AA-/Aa2       Nordea Bank Finland Plc, 0.51%, 9/3/10                                  120,000
   270,000                A-1+/P-1      Nordea North America, 0.0%, 8/4/10                                      269,914
   200,000                A-1+/P-1      Nordea North America, 0.29%, 7/16/10                                    199,976
   160,000                A-1+/P-1      Ohio State University, 0.21%, 7/2/10                                    160,000
   370,000                A-1+/P-1      Ohio State University, 0.28%, 7/1/10                                    370,000
   265,000                A-1+/P-1      Rabobank Nederland NA, 0.35%, 8/10/10                                   265,000
   115,000                A-1+/P-1      Rabobank USA Financial Corp., 0.25%, 7/1/10                             115,000
   175,000                AA-/AAA       Royal Bank of Canada, 0.47%, 11/23/10                                   175,000
   720,000   0.35         AA-/AAA       Royal Bank of Canada, Floating Rate Note, 1/21/11                       720,000
   560,000   0.35         AA-/AAA       Royal Bank of Canada, Floating Rate Note, 11/17/10                      560,000
   250,000   0.85         AA-/Aaa       Royal Bank of Canada/New York, Floating Rate Note, 3/1/11               250,000
    95,000                A-1/P-1       Societe Generale North America, 0.28%, 7/6/10                            94,996
   410,000                A-1/P-1       State Street Corp., 0.0%, 8/30/10                                       409,679
   280,000                A-1/P-1       State Street Corp., 0.27%, 7/7/10                                       279,987
   330,000                AA-/Aa2       Svenska Handelsbanken, 0.405%, 8/16/10                                  330,002
   120,000                AA-/Aa2       Svenska Handelsbanken, 0.265%, 7/1/10                                   120,000
   500,000                AA-/Aa2       Svenska Handelsbanken, 0.305%, 7/27/10                                  499,998
   250,000                A-1+/P-1      Texas Public Finance Authority, 0.27%, 7/2/10                           250,000
   105,000                AA-/Aaa       Toronto Dominion Bank, 0.26%, 7/14/10                                   105,000
   520,000   0.30         AA-/Aaa       Toronto Dominion Bank, Floating Rate Note, 7/13/10                      520,003
   100,000                A-1+/AAA      Toronto Dominion Bank, 0.23%, 3/10/11                                   100,000
   100,000   0.40         NR/AAA        Toronto Dominion Bank/NY, Floating Rate Note, 5/19/11                   100,000
   425,000                A-1+/P-1      University of Michigan, 0.26%, 7/7/10                                   425,000
   200,000                A-1+/P-1      University of Minnesota, 0.27%, 7/1/10                                  200,000
   200,000                A-1+/P-1      University of Texas, 0.25%, 7/1/10                                      200,000
   245,000                A-1+/P-1      Vanderbilt University, 0.27%, 7/2/10                                    245,000
   200,000                A-1+/P-1      Vanderbilt University, 0.27%, 7/6/10                                    200,000
   200,000                AA/AA1        Westpac Banking Corp., 0.304%, 10/6/10                                  200,000
   330,000                A-1+/P-1      Westpac Banking Corp., 0.15%, 7/2/10                                    330,000
   170,000                A-1+/P-1      Westpac Banking Corp., 0.26%, 7/6/10                                    169,994
   230,000                A-1+/P-1      Westpac Banking Corp., 0.31%, 8/2/10                                    229,937
                                                                                                            -----------
                                                                                                            $10,109,083
                                                                                                            -----------
                                        TOTAL COMMERCIAL PAPER
                                        (Cost $10,109,083)                                                  $10,109,083
                                                                                                            -----------
                                        REPURCHASE AGREEMENTS - 28.7%
   705,000                              Bank of America, Inc., 0.23%, dated 6/30/10, repurchase price of
                                        $705,000 plus accrued interest on 7/1/10 collateralized by the following:
                                          $490,332 Federal National Mortgage Association Strip, 5/15/11
                                          $228,768 Fannie Mae, 5.8%, 2/9/26                                 $   705,000
 1,475,000                              Bank of America, Inc., 0.24%, dated 6/30/10, repurchase price of
                                        $1,475,000 plus accrued interest on 7/1/10 collateralized by
                                        $1,504,500 U.S. Treasury Bond, 8.125%, 5/15/21                        1,475,000

 6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal       Floating   S&P/Moody's
Amount ($)      Rate (b)   Ratings                                                                                    Value
                                         REPURCHASE AGREEMENTS - (continued)
  2,885,000                              Barclays Plc, 0.23%, dated 6/30/10, repurchase price of
                                         $2,885,000 plus accrued interest on 7/1/10 collateralized by
                                         $2,942,702 U.S. Treasury Note, 0.75 - 1.375%,
                                         11/30/11 - 1/15/13                                                     $ 2,885,000
  1,695,000                              BNP Paribas SA, 0.24%, dated 6/30/10, repurchase price of
                                         $1,695,000 plus accrued interest on 7/1/10 collateralized by the following:
                                           $1,252,691 Freddie Mac Giant, 5.5%, 1/1/36
                                           $476,209 Federal National Mortgage Association, 6.0%, 12/1/37          1,695,000
  1,010,000                              Deutsche Bank AG, 0.24%, dated 6/30/10, repurchase price of
                                         $1,010,000 plus accrued interest on 7/1/10 collateralized by the following:
                                           $833,990 Federal National Mortgage Association (ARM),
                                             2.61 - 5.48%, 9/1/36 - 12/1/47
                                           $196,210 Federal Home Loan Mortgage Corp., 6.01 - 6.09%,
                                             8/1/37 - 12/1/37                                                     1,010,000
  2,100,000                              JPMorgan, Inc., 0.24%, dated 6/30/10, repurchase price of
                                         $2,100,000 plus accrued interest on 7/1/10 collateralized by
                                         $2,142,039
                                         Federal National Mortgage Association, 5.5 - 7.5%, 2/1/29 - 6/1/38       2,100,000
  2,135,000                              Societe Generale SA, 0.25%, dated 6/30/10, repurchase price of
                                         $2,135,000 plus accrued interest on 7/1/10 collateralized by the following:
                                           $1,630,755 Federal National Mortgage Association, 4.5 - 5.0%,
                                             1/1/25 - 12/1/36
                                           $546,945 Federal National Mortgage Association (ARM), 4.82%,
                                             7/1/35                                                               2,135,000
                                                                                                                -----------
                                                                                                                $12,005,000
                                                                                                                -----------
                                         TOTAL REPURCHASE AGREEMENTS
                                         (Cost $12,005,000)                                                     $12,005,000
                                                                                                                -----------
                                         TOTAL INVESTMENT IN SECURITIES - 100.8%
                                         (Cost $42,161,433) (a)                                                 $42,161,433
                                                                                                                -----------
                                         OTHER ASSETS AND LIABILITIES - (0.8)%                                  $  (330,094)
                                                                                                                -----------
                                         TOTAL NET ASSETS - 100.0%                                              $41,831,339
                                                                                                                ===========

NR       Not rated by either S&P or Moody's.

(a)      At June 30, 2010, cost for federal income tax purposes was $42,161,433.

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

         Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010, aggregated $1,315,304,915 and $1,314,644,436, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

 The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                                         Level 1        Level 2        Level 3        Total
-----------------------------------------------------------------------------------------------
Commercial Paper                       $         -    $10,109,083      $       -   $10,109,083
Corporate Bonds                                  -      2,336,182              -     2,336,182
Municipal Bonds                                  -      7,580,000              -     7,580,000
Mutual Fund                              1,860,000              -              -     1,860,000
Repurchase Agreements                            -     12,005,000              -    12,005,000
U.S. Government Agency Obligations               -      8,271,168              -     8,271,168
                                       -----------    -----------      ---------    -----------
 Total                                 $1,860,000     $40,301,433      $       -   $42,161,433
                                       ==========     ===========      =========   ===========


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                Ended
                                                                6/30/10        Year Ended
                                                              (unaudited)      12/31/09
Class I
Net asset value, beginning of period                           $  1.000            1.000
                                                               --------         --------
Increase from investment operations:
 Net investment income                                         $ 0.0003         $  0.002
 Net realized and unrealized loss on investments                (0.0001)              --
                                                               --------         --------
  Net increase from investment operations                      $ 0.0002         $  0.002
Distributions to shareowners:
 Net investment income                                          (0.0002)          (0.002)
                                                               --------         --------
Net asset value, end of period                                 $  1.000         $  1.000
                                                               ========         ========
Total return*                                                      0.02%            0.17%
Ratio of net expenses to average net assets+                       0.28%**          0.57%
Ratio of net investment income (loss) to average net assets+      (0.02)%**         0.15%
Net assets, end of period (in thousands)                       $ 41,831         $ 41,391
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      0.67%**          0.66%
 Net investment income (loss)                                     (0.42)%**         0.06%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                      0.28%**          0.57%
 Net investment income (loss)                                     (0.02)%**         0.15%


                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                               12/31/08     12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                           $  1.000     $  1.000     $  1.000     $  1.000
                                                               --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                         $  0.023     $  0.047     $  0.040     $  0.025
 Net realized and unrealized loss on investments                     --           --           --           --
                                                               --------     --------     --------     --------
  Net increase from investment operations                      $  0.023     $  0.047     $  0.040     $  0.025
Distributions to shareowners:
 Net investment income                                           (0.023)      (0.047)      (0.040)      (0.025)
                                                               --------     --------     --------     --------
Net asset value, end of period                                 $  1.000     $  1.000     $  1.000     $  1.000
                                                               ========     ========     ========     ========
Total return*                                                      2.38%        4.83%        4.50%        2.47%
Ratio of net expenses to average net assets+                       0.77%        0.63%        0.61%        0.73%
Ratio of net investment income (loss) to average net assets+       2.25%        4.70%        4.43%        2.40%
Net assets, end of period (in thousands)                       $ 39,070     $ 37,555      $34,334     $ 33,216
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      0.77%        0.63%        0.61%        0.73%
 Net investment income (loss)                                      2.25%        4.70%        4.43%        2.40%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                      0.77%        0.63%        0.61%        0.73%
 Net investment income (loss)                                      2.25%        4.70%        4.43%        2.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**       Annualized.
+        Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


 The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $30,156,433)                           $30,156,433
 Investment in repurchase agreements, at value (cost $12,005,000)       12,005,000
                                                                       -----------
 Total investment in securities (cost $42,161,433)                     $42,161,433
 Cash                                                                       32,405
 Receivables --
   Portfolio shares sold                                                     2,882
   Interest                                                                 29,507
   Due from Pioneer Investment Management, Inc.                             16,948
 Other                                                                         326
                                                                       -----------
     Total assets                                                      $42,243,501
                                                                       -----------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                        $   389,352
 Due to affiliates                                                             592
 Accrued expenses                                                           22,218
                                                                       -----------
     Total liabilities                                                 $   412,162
                                                                       -----------
NET ASSETS:
 Paid-in capital                                                       $41,834,645
 Distributions in excess of net investment income                           (5,841)
 Accumulated net realized gain on investments                                2,535
                                                                       -----------
     Total net assets                                                  $41,831,339
                                                                       ===========
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
 Class I (based on $41,831,339/41,864,725 shares)                      $      1.00
                                                                       ===========


10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10

INVESTMENT INCOME:
 Interest                                                                              $53,717
                                                                                       -------
  Total investment income                                                                            $  53,717
                                                                                                     ---------
EXPENSES:
 Management fees                                                                       $83,072
 Transfer agent fees                                                                       680
 Administrative reimbursements                                                           6,296
 Custodian fees                                                                         10,912
 Professional fees                                                                      28,752
 Printing expense                                                                        5,667
 Fees and expenses of nonaffiliated trustees                                             3,797
 Miscellaneous                                                                             962
                                                                                       -------
  Total expenses                                                                                     $ 140,138
                                                                                                     ---------
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                    $ (82,657)
                                                                                                     ---------
  Net expenses                                                                                       $  57,481
                                                                                                     ---------
   Net investment loss                                                                               $  (3,764)
                                                                                                     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain investments:                                                        $ 2,535
                                                                                       -------
 Net gain on investments                                                                             $   2,535
                                                                                                     ---------
 Net decrease in net assets resulting from operations                                                $  (1,229)
                                                                                                     =========


 The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                                                Six Months
                                                                                  Ended
                                                                                 6/30/10          Year Ended
                                                                               (unaudited)         12/31/09
FROM OPERATIONS:
Net investment Income (loss)                                                  $     (3,764)     $      67,659
Net realized gain on investments                                                     2,535              8,879
                                                                              ------------      -------------
  Net increase (decrease) in net assets resulting from operations             $     (1,229)     $      76,538
                                                                              ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.0002 and $0.0017 per share, respectively)                       $     (8,283)     $     (66,715)
                                                                              ------------      -------------
    Total distributions to shareowners                                        $     (8,283)     $     (66,715)
                                                                              ------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 10,331,368      $  26,026,425
Reinvestment of distributions                                                        8,283             66,715
Cost of shares repurchased                                                      (9,889,688)       (23,782,483)
                                                                              ------------      -------------
  Net increase in net assets resulting from portfolio share transactions      $    449,963      $   2,310,657
                                                                              ------------      -------------
  Net increase in net assets                                                  $    440,451      $   2,320,480
NET ASSETS:
Beginning of period                                                             41,390,888         39,070,408
                                                                              ------------      -------------
End of period                                                                 $ 41,831,339      $  41,390,888
                                                                              ============      =============
Undistributed (distributions in excess of) net investment income              $     (5,841)     $       6,206
                                                                              ============      =============

                                     '10 Shares       '10 Amount        '09 Shares         '09 Amount
                                    (unaudited)       (unaudited)
CLASS I
Shares sold                          10,327,753      $ 10,331,368        26,026,425      $  26,026,425
Reinvestment of distributions             8,283             8,283            66,715             66,715
Less shares repurchased              (9,889,688)       (9,889,688)      (23,782,483)       (23,782,483)
                                     ----------      ------------       -----------      -------------
  Net increase                          446,348      $    449,963         2,310,657      $   2,310,657
                                     ==========      ============       ===========      =============


 12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Money Market VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The Portfolio offers one class of shares designated as Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts, is recorded on the accrual basis.


B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended December 31, 2009 and the components of distributable earnings on a federal income tax basis at December 31, 2009, was as follows:

--------------------------------------------------------------------------------
                                                                          2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                          $66,715
                                                                         -------
  Total distributions                                                    $66,715
                                                                         =======
Distributable Earnings:
Undistributed ordinary income                                            $ 6,206
                                                                         -------
  Total                                                                  $ 6,206
                                                                         =======
--------------------------------------------------------------------------------


C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $152,147 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2010.


D.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent required to reduce Class I expenses to 0.90% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

PIM may limit the portfolio's expenses or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $499 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.


3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93 in transfer agent fees payable to PIMSS at June 30, 2010.


4.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 92.14% and 0.0%, respectively.

Pioneer Variable Contracts Trust

Officers                                              Trustees
John F. Cogan, Jr., President                         John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President         David R. Bock
Mark E. Bradley, Treasurer                            Mary K. Bush
Christopher J. Kelley, Secretary                      Benjamin M. Friedman
                                                      Margaret B.W. Graham
                                                      Daniel K. Kingsbury
                                                      Thomas J. Perna
                                                      Marguerite A. Piret
                                                      Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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16

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                                                                              17

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18

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

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20

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                                                                              21

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19615-04-0810


                                                        [LOGO] PIONEER
                                                               Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares





                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      6
  Financial Statements                                                         8
  Notes to Financial Statements                                               13
  Trustees, Officers and Service Providers                                    16


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                      83.6%
Temporary Cash Investments              16.4%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment               16.7%
Office                  14.2%
Regional Mall           14.0%
Health Care             11.6%
Shopping Center          9.8%
Industrial               8.0%
Storage                  7.9%
Diversified              7.6%
Hotel                    5.9%
Triple Net Lease         3.4%
Manufactured Home        0.9%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.       Simon Property Group, Inc.                9.97%
  2.       Equity Residential Property Trust         7.09
  3.       Public Storage, Inc.                      5.15
  4.       AvalonBay Communities, Inc.               5.03
  5.       Vornado Realty Trust                      4.97

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10

Prices and Distributions

Net Asset Value per Share     6/30/10       12/31/09
  Class I                     $ 13.79       $ 13.04
  Class II                    $ 13.79       $ 13.03


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/10 - 6/30/10)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2000       $  -              $  -
  Class II                  $ 0.1800       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Pioneer             Pioneer
                 Real Estate         Real Estate
                  Shares VCT          Shares VCT
                  Portfolio,          Portfolio,           MSCI U.S.
                   Class I             Class II           REIT Index
                   -------             --------           ----------
6/00               10,000               10,000              10,000
                   11,959               11,908              12,354
6/02               13,692               13,602              14,339
                   14,014               13,885              14,903
6/04               18,064               17,855              18,827
                   24,397               24,050              25,026
6/06               30,185               29,686              29,944
                   33,286               32,659              33,553
6/08               28,418               27,806              28,807
                   16,297               15,938              16,207
6/10               25,453               24,849              25,159

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

             Class I     Class II*
10 Years      9.79%       9.53%
5 Years       0.85%       0.66%
1 Year       56.18%      55.92%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on August 1, 2000. The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.

Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 1/1/10       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/10         $ 1,072.40       $ 1,071.70
       Expenses Paid During Period*            $     5.24       $     6.47

* Expenses are equal to the Portfolio's annualized expense ratio of 1.02% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 1/1/10       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/10         $ 1,019.74       $ 1,018.55
       Expenses Paid During Period*            $     5.11       $     6.31

* Expenses are equal to the Portfolio's annualized expense ratio of 1.02% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

Investor concerns weighed heavily on U.S stocks during the first half of 2010, but as portfolio manager Matthew Troxell of AEW Capital Management, L.P., the Portfolio's subadvisor, explains in the following interview, the Pioneer Real Estate Shares VCT Portfolio delivered favorable results amidst the increased volatility.

Q: How did the real estate market perform over the six months ended
   June 30, 2010?

A: While the real estate sector was not necessarily immune to the broader market woes, it outperformed the major U.S. stock markets considerably during the six months ended June 30, 2010, due in large part to positive year-to-date fund flows into the sector, a stabilization of real estate market fundamentals, low interest rates, and increased demand for higher-yielding securities. Real estate investment trusts (REITs) were also boosted early in the period by news that Simon Property Group, along with other REITs, expressed an interest in buying all or most of General Growth Properties.

Q: How did the Portfolio perform in that environment over the six months ended
   June 30, 2010?

A: For the six months ended June 30, 2010, Pioneer Real Estate Shares VCT
   Portfolio's Class I shares returned 7.24% at net asset value, and Class II shares returned 7.17%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index1, returned 5.70%. Over the same period, the average return of the 65 variable portfolio's in Lipper's Real Estate Underlying Funds category was 1.18%.

   1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision, and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)


Q: What contributed to such strong outperformance of the benchmark and its peers by the Portfolio during the six months ended June 30, 2010?

A: We attribute the Portfolio's good relative results during the six-month period to strong stock selection in the office, industrial and storage sectors. From a sector-allocation perspective, Portfolio overweights of the outperforming apartment and storage sectors also contributed positively to performance results. However, the Portfolio's underweight in the hotel sector, which outperformed, was a detractor during the six-month period. Also, a modest cash position detracted from the Portfolio's benchmark-relative performance in light of the REIT sector's positive absolute returns for the six-month period ended June 30, 2010.


      A Word About Risk:

      The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

      The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

      The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

      Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Did the Portfolio's investment strategy change during the period?

A: Our investment strategy did not change materially during the period, nor did we make any significant changes to the Portfolio's holdings. We continue to maintain a portfolio that is well diversified by property type and geography, making changes continually at the margin to overweight or underweight certain sectors and individual stocks, depending upon our view of market conditions and company-specific variables, respectively.

Q: What holdings most affected the Portfolio's performance during the six-month period ended June 30, 2010?

A: The Portfolio's overweight positions in top-performing DuPont Fabros
   Technology, which owns and operates wholesale data centers, apartment REIT Equity Residential, and storage REIT Extra Space Storage were particularly helpful to relative performance during the six-month period ended June 30, 2010. While the reporting period was very rewarding for the Portfolio on an absolute and relative basis, there were some disappointments, including overweight exposures to apartment REIT Camden Property Trust and hotel REIT PebbleBrook Hotel Trust. Camden was one of the strongest-performing multifamily companies in 2009, so some retrenchment in its stock price during the first half of 2010 was not surprising and may have been attributable to profit taking. Pebblebrook lagged its hotel peers during the six-month period due to management's decision not to deploy the majority of cash raised from its December 2009 initial public offering until late in the reporting period, when the company announced several acquisitions. Both holdings remain attractive in our estimation.

Q: Given the U.S. economy's uneven recovery, how are the various property types in which the Portfolio is invested faring?

A: Leasing demand fundamentals remain weak in most sectors, and vacancy rates are at record levels in both retail and industrial markets and are still deteriorating in most office markets. The apartment sector improved in the first half of 2010 and, by some measures, has seen occupancies improve substantially. Outside of the apartment sector, there has been some improvement in the rate of decline in the rest of the major real estate sectors. Vacancy rates have been climbing at a much slower pace in recent quarters, and we still expect that such measures will begin to top out during 2010, though the recent weakness in unemployment data could push that event into 2011. In the hotel sector, we think fundamentals should continue to improve through 2011, though they will be particularly sensitive to any lack of confidence in the business sector.

Q: What is your outlook for the balance of 2010?

A: The U.S. REIT market has made solid gains since the sector's rally began in March 2009. Companies have benefited from their ability to focus on streamlining operations and improving balance sheets. While the recent pullback has brought valuations to more realistic - but still above-average
   - levels, we believe performance expectations for the remainder of 2010 should be tempered. We think prices have limited room to move much higher in the near term considering the current backdrop of uncertainty in the broader stock market and the economy.


Please refer to the Schedule of Investments on pages 6 to 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

       Shares                                                    Value
                  COMMON STOCKS - 98.9%
                  Consumer Services - 1.3%
                  Hotels, Resorts & Cruise
                  Lines - 1.3%
       15,000     Starwood Hotels & Resorts
                  Worldwide, Inc.                          $   621,450
                                                           -----------
                  Total Consumer Services                  $   621,450
                                                           -----------
                  Real Estate - 97.6%
                  Diversified Real Estate
                  Activities - 0.6%
       15,400     Pebblebrook Hotel Trust*                 $   290,290
                                                           -----------
                  Diversified Real Estate
                  Investment Trusts - 8.7%
        8,000     Excel Trust, Inc.*                       $    96,000
       49,900     Liberty Property Trust                     1,439,615
       34,800     Retail Opportunity Investment Corp.          335,820
       33,000     Vornado Realty Trust                       2,407,350
                                                           -----------
                                                           $ 4,278,785
                                                           -----------
                  Industrial Real Estate
                  Investment Trusts - 7.3%
       40,300     AMB Property Corp.                       $   955,513
      196,500     DCT Industrial Trust, Inc. (b)               888,180
       47,900     Dupont Fabros Technology, Inc.             1,176,424
       39,000     First Potomac Realty Trust                   560,430
                                                           -----------
                                                           $ 3,580,547
                                                           -----------
                  Office Real Estate
                  Investment Trusts - 14.3%
        6,100     Alexandria Real Estate Equities, Inc.    $   386,557
       55,800     BioMed Property Trust, Inc. (b)              897,822
       33,500     Boston Properties, Inc.                    2,389,890
       18,600     Digital Realty Trust, Inc. (b)             1,072,848
       11,200     Hudson Pacific Properties, Inc.*             193,200
       42,300     Kilroy Realty Corp.                        1,257,579
        8,200     Mack-Cali Realty Corp.                       243,786
       29,000     Piedmont Office Realty Trust, Inc. (b)       543,170
                                                           -----------
                                                           $ 6,984,852
                                                           -----------
                  Residential Real Estate
                  Investment Trusts - 17.5%
       26,100     AvalonBay Communities, Inc.*(b)          $ 2,436,957
       34,000     Camden Property Trust*                     1,388,900
        9,000     Equity Lifestyle Properties, Inc.            434,070
       82,500     Equity Residential Property Trust          3,435,300
        9,000     Essex Property Trust, Inc.                   877,860
                                                           -----------
                                                           $ 8,573,087
                                                           -----------
                  Retail Real Estate
                  Investment Trusts - 24.3%
       18,000     Developers Diversified Realty Corp.      $   178,200
       24,100     Federal Realty Investment Trust            1,693,507
       35,800     Kimco Realty Corp.                           481,152
       90,700     Kite Realty Group Trust                      379,126
       30,900     National Retail Properties, Inc.             662,496
       26,300     Ramco-Gershenson Properties Trust            265,630
        5,900     Realty Income Corp. (b)                      178,947
       38,000     Regency Centers Corp. (b)                  1,307,200
       59,800     Simon Property Group, Inc. (b)             4,828,850
        5,800     Taubman Centers, Inc. (b)                    218,254
       46,300     The Macerich Co. (b)                       1,727,916
                                                           -----------
                                                           $11,921,278
                                                           -----------
                  Specialized Real Estate
                  Investment Trusts - 24.9%
       21,000     Entertainment Properties Trust           $   799,470
       94,400     Extra Space Storage, Inc.                  1,312,160
       63,100     HCP, Inc. (b)                              2,034,975
        9,000     HealthCare REIT, Inc.                        379,080
      144,000     Host Hotels & Resorts, Inc.                1,941,120
       56,000     Nationwide Health Properties, Inc.         2,003,120
       61,000     Omega Healthcare Investors, Inc.           1,215,730
       28,400     Public Storage, Inc.                       2,496,644
                                                           -----------
                                                           $12,182,299
                                                           -----------
                  Total Real Estate                        $47,811,138
                                                           -----------
                  TOTAL COMMON STOCKS
                  (Cost $30,819,589)                       $48,432,588
                                                           -----------

    Principal
   Amount ($)
                  TEMPORARY CASH
                  INVESTMENTS - 19.4%
                  Securities Lending
                  Collateral - 19.4% (c)
                  Certificates of Deposit:
      275,299     Bank of Nova Scotia, 0.47%, 9/7/10        $  275,299
      275,299     Barclays, 0.30%, 7/23/10                     275,299
      302,828     CBA Financial, 0.56%, 1/3/11                 302,828
      275,299     Deutschebank, 0.30%, 7/19/10                 275,299
      165,180     DnB NOR Bank ASA NY,
                  0.49%, 8/26/10                               165,180
      275,300     Rabobank Nederland NY,
                  0.23%, 7/6/10                                275,300
      275,299     Royal Bank of Canada,
                  0.26%, 1/21/11                               275,299
      275,299     Svenska NY, 0.265%, 7/19/10                  275,299
                                                            ----------
                                                            $2,119,803
                                                            ----------
                  Commercial Paper:
      165,180     American Honda Finance,
                  0.38%, 5/4/11                             $  165,180
      110,120     American Honda Finance,
                  0.38%, 4/15/11                               110,120
       36,421     Caterpillar Financial Services,
                  0.47%, 8/20/10                                36,421


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
   Amount ($)                                                    Value
                  Commercial Paper - (continued)
      275,351     Federal Home Loan Bank,
                  0.31%, 6/1/11                            $   275,351
      110,104     NABPP, 0.28%, 7/19/10                        110,104
      137,589     PARFIN, 0.39%, 8/11/10                       137,589
      275,289     SOCNAM, 0.28%, 7/6/10                        275,289
      220,090     CHARF, 0.46%, 8/23/10                        220,090
      165,052     CLIPPR, 0.45%, 9/1/10                        165,052
      114,583     FAIRPP, 0.50%, 8/16/10                       114,583
      137,539     FASCO, 0.46%, 9/2/10                         137,539
      126,527     FASCO, 0.45%, 9/9/10                         126,527
      192,701     SRCPP, 0.26%, 7/7/10                         192,701
      193,160     STRAIT, 0.43%, 8/23/10                       193,160
      132,813     TBLLC, 0.40%, 8/9/10                         132,813
      275,244     Varfun, 0.29%, 7/26/10                       275,244
      248,902     CME, Inc., 1.00%, 8/6/10                     248,902
       82,606     GE Capital Corp., 0.64%, 8/20/10              82,606
       29,800     GE Capital Corp., 0.40%, 10/21/10             29,800
       30,006     GE Capital Corp., 0.35%, 10/6/10              30,006
      137,636     GE, 0.37%, 1/26/11                           137,636
       27,506     GE Capital Corp., 0.33%, 6/6/11               27,506
       30,697     John Deere Capital Corp.,
                  0.32%, 7/16/10                                30,697
      232,805     JPMorgan Chase & Co.,
                  0.57%, 9/24/10                               232,805
      312,111     Santander, 0.30%, 7/23/10                    312,111
      275,299     Toyota Motor Credit Corp.,
                  0.35%, 1/10/11                               275,299
      165,189     Wachovia, 0.64%, 3/22/11                     165,189
       77,092     Wal-Mart Stores, Inc., 0.22%, 7/1/10          77,092
      110,101     WFC, 0.60%, 12/2/10                          110,101
      275,299     WESTPAC, 0.39%, 11/5/10                      275,299
                                                           -----------
                                                           $ 4,702,812
                                                           -----------
                  Tri-party Repurchase
                  Agreements:
      345,391     Barclays, 0.1%, 7/1/10                   $   345,391
      688,248     Deutsche Bank, 0.3%, 7/1/10                  688,248
      825,898     RBS Securities, Inc., 0.5%, 7/1/10           825,898
                                                           -----------
                                                           $ 1,859,537
                                                           -----------

       Shares
                  Money Market Mutual Funds:
      412,949     BlackRock Liquidity Temp Cash Fund       $   412,949
      412,949     Dreyfus Preferred Money Market Fund          412,949
                                                           -----------
                                                           $   825,898
                                                           -----------
                  Total Securities
                  Lending Collateral                       $ 9,508,050
                                                           -----------
                  TOTAL TEMPORARY
                  CASH INVESTMENTS
                  (Cost $9,508,050)                        $ 9,508,050
                                                           -----------
                  TOTAL INVESTMENT IN
                  SECURITIES - 118.3%
                  (Cost $40,327,639)(a)                    $57,940,638
                                                           -----------
                  OTHER ASSETS AND
                  LIABILITIES - (18.3)%                    $(8,970,582)
                                                           -----------
                  TOTAL NET ASSETS - 100.0%                $48,970,056
                                                           ===========

*      Non-income producing security.

(a) At June 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $42,479,948 was as follows:


       Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost      $18,476,566
       Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value       (3,015,876)
                                                               -----------
       Net unrealized gain                                     $15,460,690
                                                               ===========

(b)    At June 30, 2010, the following securities were out on loan:


Shares                          Security                      Value
       17,400     AvalonBay Communities, Inc. *          $ 1,624,638
       16,200     BioMed Property Trust, Inc.                260,658
        5,200     DCT Industrial Trust, Inc.                  23,504
       18,200     Digital Realty Trust, Inc.               1,049,776
       62,400     HCP, Inc.                                2,012,400
       19,400     Piedmont Office Realty Trust, Inc.         363,362
        5,800     Realty Income Corp.                        175,914
       18,400     Regency Centers Corp.                      632,960
       16,200     Simon Property Group, Inc.               1,308,150
        2,800     Taubman Centers, Inc.                      105,364
       45,800     The Macerich Co.                         1,709,256
                                                         -----------
                  Total                                  $ 9,265,982
                                                         ===========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 aggregated $2,362,226 and $6,013,738, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:

                       Level 1         Level 2     Level 3           Total
Common Stocks      $48,432,588      $        -         $-      $48,432,588
Temporary Cash
  Investments                -       8,682,152          -        8,682,152
Money Market
  Mutual Funds         825,898               -          -          825,898
                   -----------      ----------         --      -----------
  Total            $49,258,486      $8,682,152         $-      $57,940,638
                   ===========      ==========         ==      ===========


The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                         Ended
                                                        6/30/10     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                      (unaudited)    12/31/09     12/31/08     12/31/07     12/31/06     12/31/05
Class I
Net asset value, beginning of period                   $  13.04      $ 10.41      $  23.49     $  33.01     $  26.13      $  24.30
                                                       --------      -------      --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income                                 $   0.20      $  0.35      $   0.49     $   0.55     $   0.45      $   0.43
 Net realized and unrealized gain (loss) on
  investments                                              0.75         2.76         (6.87)       (6.29)        8.70          3.10
                                                       --------      -------      --------     --------     --------      --------
  Net increase (decrease) from investment
    operations                                         $   0.95      $  3.11      $  (6.38)    $  (5.74)    $   9.15      $   3.53
Distributions to shareholders:
 Net investment income                                    (0.20)       (0.35)        (0.49)       (0.47)       (0.39)        (0.39)
 Net realized gain                                           --           --         (5.96)       (3.31)       (1.88)        (1.31)
 Tax return of capital                                       --        (0.13)        (0.25)          --           --            --
                                                       --------      -------      --------     --------     --------      --------
Net increase (decrease) in net asset value             $   0.75      $  2.63      $ (13.08)    $  (9.52)    $   6.88      $   1.83
                                                       --------      -------      --------     --------     --------      --------
Net asset value, end of period                         $  13.79      $ 13.04      $  10.41     $  23.49     $  33.01      $  26.13
                                                       ========      =======      ========     ========     ========      ========
Total return*                                              7.24%       31.64%       (38.19)%     (18.88)%      36.82%        15.13%
Ratio of net expenses to average net assets+               1.02%**      1.10%         1.04%        0.91%        0.91%         0.94%
Ratio of net investment income to average
 net assets+                                               2.84%**      3.48%         2.57%        1.65%        1.43%         1.65%
Portfolio turnover rate                                      10%**        30%           22%          15%          18%           12%
Net assets, end of period (in thousands)               $ 10,120      $10,151      $  9,513     $ 19,636     $ 34,597      $ 32,086

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                       Ended
                                                      6/30/10     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                    (unaudited)    12/31/09     12/31/08     12/31/07     12/31/06     12/31/05
Class II
Net asset value, beginning of period                 $  13.03      $  10.38      $  23.45     $  32.96     $  26.09      $  24.26
                                                     --------      --------      --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income                               $   0.18      $   0.33      $   0.45     $   0.46     $   0.36      $   0.36
 Net realized and unrealized gain (loss) on
  investments                                            0.76          2.78         (6.86)       (6.27)        8.70          3.11
                                                     --------      --------      --------     --------     --------      --------
  Net increase (decrease) from investment
    operations                                       $   0.94      $   3.11      $  (6.41)    $  (5.81)    $   9.06      $   3.47
Distributions to shareholders:
 Net investment income                                  (0.18)        (0.33)        (0.45)       (0.39)       (0.31)        (0.33)
 Net realized gain                                         --            --         (5.96)       (3.31)       (1.88)        (1.31)
 Tax return of capital                                     --         (0.13)        (0.25)          --           --            --
                                                     --------      --------      --------     --------     --------      --------
Net increase (decrease) in net asset value           $   0.76      $   2.65      $ (13.07)    $  (9.51)    $   6.87      $   1.83
                                                     --------      --------      --------     --------     --------      --------
Net asset value, end of period                       $  13.79      $  13.03      $  10.38     $  23.45     $  32.96      $  26.09
                                                     ========      ========      ========     ========     ========      ========
Total return*                                            7.17%        31.56%       (38.35)%     (19.09)%      36.48%        14.86%
Ratio of net expenses to average net assets+             1.26%**       1.33%         1.30%        1.16%        1.16%         1.18%
Ratio of net investment income to average
 net assets+                                             2.60%**       3.21%         2.41%        1.44%        1.22%         1.46%
Portfolio turnover rate                                    10%**         30%           22%          15%          18%           12%
Net assets, end of period (in thousands)             $ 38,850      $ 39,638      $ 32,712     $ 54,005     $ 85,175      $ 67,383

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $9,265,982) (cost $40,327,639)      $  57,940,638
 Cash                                                                                               793,136
 Receivables --
  Investment securities sold                                                                        126,985
  Portfolio shares sold                                                                              73,064
  Dividends                                                                                         191,806
 Other                                                                                                  416
                                                                                              -------------
   Total assets                                                                               $  59,126,045
                                                                                              -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                             $      99,239
  Portfolio shares repurchased                                                                      517,372
  Upon return of securities loaned                                                                9,508,050
 Due to affiliates                                                                                    5,351
 Accrued expenses                                                                                    25,977
                                                                                              -------------
   Total liabilities                                                                          $  10,155,989
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $  42,031,814
 Undistributed net investment income                                                                  4,227
 Accumulated net realized loss on investments                                                   (10,678,984)
 Net unrealized gain on investments                                                              17,612,999
                                                                                              -------------
   Total net assets                                                                           $  48,970,056
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $10,120,140/734,103 shares)                                                $       13.79
                                                                                              =============
 Class II (based on $38,849,916/2,817,655 shares)                                             $       13.79
                                                                                              =============

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10

INVESTMENT INCOME:
 Dividends                                                 $959,784
 Interest                                                        81
 Income from securities loaned, net                          15,631
                                                           --------
   Total investment income                                               $  975,496
                                                                         ----------
EXPENSES:
 Management fees                                           $202,038
 Transfer agent fees
  Class I                                                       744
  Class II                                                      744
 Distribution fees
  Class II                                                   50,273
 Administrative reimbursements                                7,579
 Custodian fees                                               5,107
 Professional fees                                           29,726
 Printing expense                                             5,402
 Fees and expenses of nonaffiliated trustees                  3,235
 Miscellaneous                                                  916
                                                           --------
   Total expenses                                                        $  305,764
                                                                         ----------
    Net investment income                                                $  669,732
                                                                         ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                        $  540,829
                                                                         ----------
 Change in net unrealized gain on investments                            $2,331,437
                                                                         ----------
 Net gain on investments                                                 $2,872,266
                                                                         ----------
 Net increase in net assets resulting from operations                    $3,541,998
                                                                         ==========


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                                              Six Months Ended
                                                                                  6/30/09           Year Ended
                                                                                (unaudited)          12/31/09
FROM OPERATIONS:
Net investment income                                                          $    669,732       $   1,322,933
Net realized gain (loss) on investments                                             540,829         (10,275,512)
Change in net unrealized gain on investments                                      2,331,437          21,838,997
                                                                               ------------       -------------
  Net increase in net assets resulting from operations                         $  3,541,998       $  12,886,418
                                                                               ------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.20 and $0.35 per share, respectively)                            $   (147,519)      $    (291,215)
  Class II ($0.18 and $0.33 per share, respectively)                               (517,986)         (1,031,718)
Tax return of capital:
  Class I ($0.00 and $0.13 per share, respectively)                                      --            (104,560)
  Class II ($0.00 and $0.13 per share, respectively)                                     --            (401,514)
                                                                               ------------       -------------
    Total distributions to shareowners                                         $   (665,505)      $  (1,829,007)
                                                                               ------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $  3,095,155       $   7,025,345
Reinvestment of distributions                                                       665,505           1,829,005
Cost of shares repurchased                                                       (7,455,991)        (12,347,811)
                                                                               ------------       -------------
  Net decrease in net assets resulting from Portfolio share transactions       $ (3,695,331)      $  (3,493,461)
                                                                               ------------       -------------
  Net increase (decrease) in net assets                                        $   (818,838)      $   7,563,950
NET ASSETS:
Beginning of period                                                              49,788,894          42,224,944
                                                                               ------------       -------------
End of period                                                                  $ 48,970,056       $  49,788,894
                                                                               ============       =============
Undistributed net investment income                                            $      4,227       $          --
                                                                               ============       =============

                                    '10 Shares       '10 Amount        '09 Shares        '09 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                            35,106      $    521,845            52,779      $     454,585
Reinvestment of distributions          10,313           147,519            41,514            395,774
Less shares repurchased               (90,040)       (1,253,274)         (229,837)        (2,189,425)
                                      -------      ------------          --------      -------------
  Net decrease                        (44,621)     $   (583,910)         (135,544)     $  (1,339,066)
                                     ========      ============        ==========      =============
CLASS II
Shares sold                           182,371      $  2,573,310           772,922      $   6,570,760
Reinvestment of distributions          36,208           517,986           148,787          1,433,231
Less shares repurchased              (442,526)       (6,202,717)       (1,030,492)       (10,158,386)
                                     --------      ------------        ----------      -------------
  Net decrease                       (223,947)     $ (3,111,421)         (108,783)     $  (2,154,395)
                                     ========      ============        ==========      =============


12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2009, were as follows:

--------------------------------------------------------------------------------
                                                                     2009
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                $1,322,933
  Long-term capital gain                                                 --
                                                                 ----------
                                                                 $1,322,933
  Return of capital                                                 506,074
                                                                 ----------
   Total distributions                                           $1,829,007
                                                                 ==========
  Distributable Earnings:
  Post-October loss deferred                                     $ (442,351)
  Capital loss carryforward                                      (8,625,153)
  Unrealized appreciation                                        13,129,253
                                                                 ----------
   Total                                                         $4,061,749
                                                                 ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Portfolio Shares and Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), approximately $152,147 in commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.


E. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of the next business day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million; and 0.75% of the Portfolio's average daily net assets over $500 million. Prior to January 1, 2010, management fees were calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,136 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,944 in transfer agent fees payable to PIMSS at June 30, 2010.


4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $271 in distribution fees payable to PFD at June 30, 2010.


5. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19614-04-0810

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2010

   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        26

  Notes to Financial Statements                                               31

  Trustees, Officers and Service Providers                                    37



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/10
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        50.0%
U.S. Government Securities                                                  14.9%
Collateralized Mortgage Obligations                                          9.6%
Senior Floating Rate Loan Interests                                          7.4%
Foreign Government Bonds                                                     6.3%
Asset Backed Securities                                                      4.6%
Convertible Corporate Bonds                                                  2.9%
Municipal Bonds                                                              1.5%
Preferred Stocks                                                             1.3%
U.S. Common Stocks                                                           0.9%
Temporary Cash Investments                                                   0.6%


Maturity Distribution
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

<1 year                                                                     18.4%
1-3 years                                                                   19.4%
3-4 years                                                                   13.0%
4-6 years                                                                   24.3%
6-8 years                                                                   14.0%
8+ years                                                                    10.9%


Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
  1.  U.S. Treasury Notes, 5.125%, 6/30/11                                  3.44%
--------------------------------------------------------------------------------
  2.  U.S. Treasury Notes, 2.5%, 4/30/15                                    2.55
--------------------------------------------------------------------------------
  3.  U.S. Treasury Notes, 3.5%, 5/15/20                                    1.20
--------------------------------------------------------------------------------
  4.  Canada Housing Trust, 3.75%, 3/15/20                                  1.08
--------------------------------------------------------------------------------
  5.  Brazilian Government, 10.25%, 1/10/28                                 1.01
--------------------------------------------------------------------------------

*The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/10
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                  6/30/10          12/31/09
  Class I                                  $10.23            $10.07
  Class II                                 $10.23            $10.06

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(12/31/09 - 6/30/10)        Income         Capital Gains     Capital Gains
  Class I                   $0.2970        $  -              $  -
  Class II                  $0.2860        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Strategic Income      Pioneer Strategic Income         Barclays Capital
           VCT Portfolio, Class I        VCT Portfolio, Class II      U.S. Universal Index
6/00               10000                         10000                       10000
                   10719                         10693                       11076
6/02               11571                         11514                       11930
                   13973                         13858                       13303
6/04               14883                         14734                       13437
                   16629                         16419                       14435
6/06               16999                         16745                       14397
                   18231                         17914                       15350
6/08               19342                         18961                       16305
                   19245                         18844                       17109
6/10               22844                         22323                       18922

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2010)

--------------------------------------------------------------------------------
                                                   Class I             Class II*
--------------------------------------------------------------------------------
10 Years                                            8.61%               8.36%
5 Years                                             6.56%               6.34%
1 Year                                             18.70%              18.46%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
* Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2010 through June 30, 2010.

       Share Class                                        I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 1/1/10             $1,000.00         $1,000.00
       Ending Account Value on 6/30/10               $1,045.60         $1,045.60
       Expenses Paid During Period*                  $    6.14         $    7.35

* Expenses are equal to the Portfolio's annualized expense ratio of 1.21% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2010 through June 30, 2010.

       Share Class                                        I               II
--------------------------------------------------------------------------------
       Beginning Account Value on 1/1/10             $1,000.00         $1,000.00
       Ending Account Value 6/30/10                  $1,018.79         $1,017.60
       Expenses Paid During Period*                  $    6.06         $    7.25

* Expenses are equal to the Portfolio's annualized expense ratio of 1.21% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/10
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Corporate bonds and other securities offering greater yields in return for higher-credit risks continued to outperform during the first three months of 2010, on the back of rising confidence that the economy was recovering from recession. However, doubts about the strength of the recovery began resurfacing in April and continued through the end of the semiannual reporting period on June 30, 2010, undercutting some of the performance momentum of securities exposed to credit risk. Meanwhile, worries about a debt crisis in some European countries eroded the value of the euro and helped raise the value of the U.S. dollar in world currency markets. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Strategic Income VCT Portfolio during the six months ended June 30, 2010. Mr. Taubes, Executive Vice President and Chief Investment Officer at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the six months ended June 30, 2010?

A: Pioneer Strategic Income VCT Portfolio Class I shares returned 4.56% at net asset value over the six months ended June 30, 2010, and Class II shares returned 4.56%, while the Portfolio's benchmark, the Barclays Capital U.S. Universal Index, returned 5.25%. Over the same period, the average return of the 73 variable portfolios in Lipper's General Bond Underlying Fund category was 4.77%. On June 30, 2010, the standard 30-day SEC yield on Class I shares (with and without fee waivers) was 5.02%.

Q: What were the principal factors affecting the Portfolio's performance during the six months ended June 30, 2010?

A: The Portfolio continued to deliver healthy absolute returns over the six months ended June 30, 2010. The effects of the debt crisis in some European countries, however, had an impact. While the Portfolio had just a modest exposure to foreign currencies, that exposure was enough to provide a drag on results when the U.S. dollar rose on world currency markets.

   In the first three months of 2010, the Portfolio benefited from its overweight positions in credit-exposed securities, including investment-grade and high-yield corporate bonds and non-government agency mortgage-backed securities. Those securities benefited from widespread confidence that the economy was rebounding from recession. However, the prevailing market sentiment changed to apprehension later in the period when conflicting economic reports created new concerns about the sustainability of the recovery. The Portfolio's emphasis on corporate debt, which performed well and had helped drive performance in late 2009 and early 2010, was not as helpful late in the six-month period ended June 30, 2010, as economic progress became less certain and the yield spreads between corporate bonds and low-credit-risk government bonds widened, undermining the relative prices of corporate securities.

   Counterbalancing the effects of currency and credit, the Portfolio's good security selection in corporate and non-agency holdings supported performance.

   The six-month period was characterized by changing market sentiments about the economy and credit risk. In the United States, The Federal Reserve Board (the Fed) kept short-term lending rates at near-historic low levels, which resulted in very low yields offered by investments such as money market portfolios, bank deposit accounts and certificates of deposit. Early in the six-month period, those low-yielding investments encouraged investors to seek out alternatives offering more current income, such as corporate bonds, which were positioned to benefit from a recovering economy. Mixed economic reports, however, including sluggish movement in the employment market, led to new doubts about the economic revival in the later weeks of the six-month period ended June 30, 2010, and Treasuries and government bonds improved in performance.

Q: How was the Portfolio positioned over the six months ended June 30, 2010?

A: In light of our view that the economy would recover and business conditions would improve, we overweighted the Portfolio to corporate debt and non-agency mortgage-backed securities. We thought low-yielding Treasuries and government agency securities were priced relatively expensively and so we de-emphasized them in the Portfolio. At the end of the semiannual period, on June 30, 2010, 27.3% of Portfolio assets were invested in higher-yielding U.S. corporate bonds, with 22.9% invested in investment-grade corporates. We invested another 11.7% of Portfolio assets in

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   foreign investment-grade debt, and 8.8% in emerging markets and international high-yield bonds. Investments in domestic bank loans accounted for 6.96% of Portfolio assets, while U.S. government debt represented roughly 15% of assets. The Portfolio's average effective duration, which is a measure of price sensitivity to changes in interest rates, was 4.14 years at June 30, 2010.

   At the end of the six-month period, 7.64% of Portfolio assets was denominated in non-U.S. currencies. After the U.S. dollar rose sharply in value in the wake of the news of the European debt problems, we believed the dollar had become too expensive relative to some other currencies. As a result, we began selectively adding Portfolio exposure to other currencies that appeared more attractive on a relative basis, including the currencies of Brazil and Turkey.

Q: What types of investments most influenced the Portfolio's results over the six months ended June 30, 2010?

A: Several of the Portfolio's corporate debt securities performed well. An investment in convertible securities of WESCO International, a distributor of industrial products, was a solid contributor to performance, as was the Portfolio's position in senior loans to Gateway Casinos, as the debt instruments appreciated in value when the company restructured its finances. Other corporate debt holdings that boosted the Portfolio's results included securities of Hudson Products, a manufacturer of ventilation and cooling products for heavy industrial and utility uses, and the bonds of Kingsway America, an auto insurance company based in Canada.

   The principal factor holding back the Portfolio's performance results over the six months ended June 30, 2010, was exposure to foreign currencies later in the period. An investment in the debt of General Cable, a manufacturer of fiber-optic cable and wire products for industrial, communication and energy industries, also detracted from performance results. The firm's bonds fell in value when demand for cable products softened.

Q: What is your investment outlook?

A: We see potential opportunities in the credit sectors, although we remain cautious. Short-term interest rates remain about as low as they can be expected to go, with overnight lending rates approaching zero and the five-year Treasury yielding just 1.8%. We believe Treasury securities offer very little investment value, especially in light of our view that the economy is not heading into another, or a "double dip" recession. Nevertheless, investors remain apprehensive about the direction of the economy and so Treasuries continue to have some market appeal.

   The Portfolio maintains an overweighted position in corporate bonds in light of our view that the economy appears to be continuing its expansion and because corporate earnings are excellent, even though the pace of the recovery may be slowing. To be sure, we are watching economic trends very carefully. Investors remain worried about the predictability of corporate earnings. One factor weighing on the minds of investors is the relatively modest improvement in the overall employment picture. Moreover, there also is some uncertainty about the effects of tighter financial regulations and the risk that higher federal taxes could raise the cost doing of business, which would likely take money out of the economy. In addition, investors also are uncertain about the potential fall-outs from the debt crisis in Europe.

   On the positive side, we believe there are many reasons to retain confidence in the corporate bond sector. In our opinion, corporations, in general, have been managing their finances very prudently and keeping their overall debt levels under control, encouraging expectations that they will be able to meet their obligations, particularly in an expanding economy. As a consequence, we continue to emphasize the credit sectors in the Portfolio.

   Please refer to the Schedule of Investments on pages 6 to 25 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                              Value
                                       CONVERTIBLE CORPORATE BONDS - 2.9%
                                       Energy - 0.5%
                                       Coal & Consumable Fuels - 0.3%
   116,000               BB-/NR        Massey Energy Co., 3.25%, 8/1/15                 $    96,425
                                                                                        -----------
                                       Oil & Gas Drilling - 0.1%
    33,000               BBB+/Baa2     Transocean Sedco, Inc., 1.625%, 12/15/37         $    31,969
                                                                                        -----------
                                       Oil & Gas Exploration & Production - 0.1%
    55,000               BB/Ba3        Chesapeake Energy Co., 2.5%, 5/15/37             $    42,831
                                                                                        -----------
                                       Total Energy                                     $   171,225
                                                                                        -----------
                                       Capital Goods - 0.9%
                                       Electrical Component & Equipment - 0.6%
   104,000               B/B2          General Cable Corp., 4.5%, 11/15/29              $    97,500
    50,000               NR/NR         JA Solar Holdings Co., 4.5%, 5/15/13                  43,000
    35,000               BB-/NR        SunPower Corp., 1.25%, 2/15/27                        29,925
                                                                                        -----------
                                                                                        $   170,425
                                                                                        -----------
                                       Trading Companies & Distributors - 0.3%
    72,000               B/NR          WESCO International Inc., 6.0%, 9/15/29          $   101,790
                                                                                        -----------
                                       Total Capital Goods                              $   272,215
                                                                                        -----------
                                       Transportation - 0.3%
                                       Marine - 0.3%
   111,000               CCC+/Caa3     Horizon Lines, Inc., 4.25%, 8/15/12              $    91,575
                                                                                        -----------
                                       Total Transportation                             $    91,575
                                                                                        -----------
                                       Health Care Equipment & Services - 0.5%
                                       Health Care Equipment - 0.2%
    65,000               BB-/NR        Hologic, Inc., 2.0%, 12/15/37                    $    55,331
                                                                                        -----------
                                       Health Care Services - 0.3%
   114,000               B+/B1         Omnicare, Inc., 3.25%, 12/15/35                  $    94,335
                                                                                        -----------
                                       Total Health Care Equipment & Services           $   149,666
                                                                                        -----------
                                       Banks - 0.1%
                                       Regional Banks - 0.1%
    31,000               A/A3          National City Corp., 4.0%, 2/1/11                $    31,233
                                                                                        -----------
                                       Total Banks                                      $    31,233
                                                                                        -----------
                                       Software & Services - 0.2%
                                       Internet Software & Services - 0.2%
    50,000               B/NR          SAVVIS, Inc., 3.0%, 5/15/12                      $    47,000
                                                                                        -----------
                                       Total Software & Services                        $    47,000
                                                                                        -----------
                                       Technology Hardware & Equipment - 0.4%
                                       Electronic Equipment & Instruments - 0.4%
   131,000               B+/NR         L-1 Identity Solutions, Inc., 3.75%, 5/15/27     $   122,649
                                                                                        -----------
                                       Total Technology Hardware & Equipment            $   122,649
                                                                                        -----------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $730,735)                                  $   885,563
                                                                                        -----------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Floating    S&P/Moody's
 Shares  Rate (d)    Ratings                                                                     Value
                                   PREFERRED STOCKS - 1.3%
                                   Banks - 0.4%
                                   Diversified Banks - 0.4%
    175      7.19                  US Bancorp Preferred, Floating Rate Note, 12/31/99*     $   128,308
                                                                                           -----------
                                   Total Banks                                             $   128,308
                                                                                           -----------
                                   Diversified Financials - 0.5%
                                   Diversified Financial Services - 0.5%
    165                            Bank of America Corp., 7.25%, 12/31/49                  $   149,820
                                                                                           -----------
                                   Total Diversified Financials                            $   149,820
                                                                                           -----------
                                   Real Estate - 0.4%
                                   Real Estate Operating Companies - 0.4%
  2,331                            Forest City Enterprises, Inc., 7.0%, 12/31/49*          $   116,404
                                                                                           -----------
                                   Total Real Estate                                       $   116,404
                                                                                           -----------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $355,582)                                         $   394,532
                                                                                           -----------
                                   COMMON STOCKS - 0.9%
                                   Materials - 0.3%
                                   Commodity Chemicals - 0.1%
  2,694                            Georgia Gulf Corp.*                                     $    35,938
                                                                                           -----------
                                   Diversified Chemical - 0.1%
    514                            Lyondell Basell Industries NV (Class B)*                $     8,301
    570                            Lyondell Basell Industries NV*                                9,206
                                                                                           -----------
                                                                                           $    17,507
                                                                                           -----------
                                   Forest Products - 0.0%
  3,450                            Ainsworth Lumber Co., Ltd.*                             $     9,381
                                                                                           -----------
                                   Steel - 0.1%
  2,280                            KNIA Holdings, Inc.,*                                   $    17,690
                                                                                           -----------
                                   Total Materials                                         $    80,516
                                                                                           -----------
                                   Transportation - 0.0%
                                   Airlines - 0.0%
  1,222                            Delta Air Lines, Inc.*                                  $    14,359
                                                                                           -----------
                                   Total Transportation                                    $    14,359
                                                                                           -----------
                                   Automobiles & Components - 0.1%
                                   Auto Parts & Equipment - 0.1%
    655                            Lear Corp.*                                             $    43,361
                                                                                           -----------
                                   Total Automobiles & Components                          $    43,361
                                                                                           -----------
                                   Diversified Financials - 0.2%
                                   Asset Management & Custody Banks - 0.2%
  1,621                            Legg Mason, Inc.                                        $    45,437
                                                                                           -----------
                                   Total Diversified Financials                            $    45,437
                                                                                           -----------
                                   Real Estate - 0.3%
                                   Real Estate Development - 0.3%
 53,392                            Newhall Land Development LLC*                           $   101,443
                                                                                           -----------
                                   Total Real Estate                                       $   101,443
                                                                                           -----------
                                   TOTAL COMMON STOCKS
                                   (Cost $228,843)                                         $   285,116
                                                                                           -----------


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (d)   Ratings                                                                                           Value
                                      ASSET BACKED SECURITIES - 4.6%
                                      Consumer Services - 0.3%
                                      Restaurants - 0.3%
    99,000              BB-/Ba3       Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)                       $    90,635
                                                                                                                    -----------
                                      Total Consumer Services                                                       $    90,635
                                                                                                                    -----------
                                      Food & Drug Retailing - 0.3%
                                      Food Retail - 0.3%
   118,000              BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                              $   103,295
                                                                                                                    -----------
                                      Total Food & Drug Retailing                                                   $   103,295
                                                                                                                    -----------
                                      Banks - 3.1%
                                      Diversified Banks - 0.1%
    30,098       0.58   AAA/Aaa       Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35                   $    28,672
                                                                                                                    -----------
                                      Thrifts & Mortgage Finance - 3.0%
    37,960       0.83   AA+/Aa1       ACE 2004-HE4 M1, Floating Rate Note, 12/25/34                                 $    27,779
    22,344       0.40   AAA/Baa1      Carrington Mortgage Loan Trust, Floating Rate Note, 1/25/37                        21,252
    21,780       0.37   AA+/Ba3       Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                        19,869
    14,695       0.74   AA/Aa1        Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                        14,515
   100,000       0.33   A/B3          Carrington Mortgage Trust, Floating Rate Note, 10/25/36                            77,222
     9,413       0.35   AAA/Aa3       Citigroup Mortgage Loan Trust, Floating Rate Note, 10/25/36                         9,292
    30,214       0.46   B/Caa1        CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                                   21,602
    47,500       4.46   BBB/Ba1       Countrywide Asset Backed Certificates, Floating Rate Note, 10/25/35                46,300
    60,000       0.74   AA+/A3        Countrywide Asset Backed Certificates, Floating Rate Note, 11/25/35                52,376
    27,000       0.65   AA+/Aa2       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35                 23,912
    46,161       0.67   AA+/Aa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35                 44,986
    10,343              CCC/Baa3      Countrywide Asset-Backed Certificates, 0.35125%, 2/25/27                            9,513
    70,000       0.72   AAA/Baa2      Countrywide Asset-Backed Certificates, Floating Rate Note, 1/25/36                 60,867
    19,683       0.32   B-/B1         Credit-Based Asset Servicing, Floating Rate Note, 4/25/37                          16,816
    50,000       5.68   B+/Ba1        CWL 2006-15 A2, Floating Rate Note, 10/25/46                                       47,483
    32,082              AAA/Aaa       FBR Securitization Trust, 2.76188%, 9/25/35                                        30,033
    25,000       0.79   AAA/Baa1      First Franklin Mortgate, Floating Rate Note, 9/25/35                               20,623
    17,000       0.68   AA+/NR        First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note,
                                      3/25/35                                                                            16,420
     3,223       0.77   AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate Note
                                      9/24/34                                                                             2,983
    48,569       0.53   AAA/NR        First Franklin Mortgage Loan Asset, Backed Certificates, Floating Rate
                                      Note, 10/25/35                                                                     46,802
     5,685       0.34   A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                                5,543
     4,203       0.49   AAA/Aa2       GSAMP Trust, Floating Rate Note, 11/25/35                                           4,134
    17,703       0.66   A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                           16,749
    49,166       0.58   CC/Caa2       Lehman XS Trust, Floating Rate Note, 12/25/35                                      13,644
    15,989       0.31   B/A2          Morgan Stanley ABS Capital, Inc., Floating Rate Note, 12/25/36                     14,903
     7,701       0.33   A/Aa2         Morgan Stanley Capital Trust, Floating Rate Note, 8/25/36                           7,546
    78,070       0.52   AA/A3         Morgan Stanley Home, Floating Rate Note, 2/25/36                                   72,431
    19,298       0.37   A/Aaa         Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                        18,758
     4,518       0.32   BBB+/Aa2      Option One Mortgage Trust, Floating Rate Note, 5/25/37                              4,334
    33,000       0.67   AA+/A3        RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                      26,051
    25,000       0.82   AA/Ba1        Residential Asset Mortgage Pro, Floating Rate Note, 7/25/35                        21,101
    22,362       0.50   BB/Baa1       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                                     20,871
    61,634              BB-/Ba3       Saxon Asset Securitization, 0.34594%, 11/25/36                                     57,984
    18,185       0.82   BB+/Aa2       Securitized Asset Backed. Floating Rate Note, 4/25/35                              16,839


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal  Floating   S&P/Moody's
Amount ($)  Rate (d)   Ratings                                                                                   Value
                                       Thrifts & Mortgage Finance - (continued)
    20,519      0.35     AAA/Baa3      SVHE 2007-NS1 A1, Floating Rate Note, 1/25/37                       $    19,690
                                                                                                           -----------
                                                                                                           $   931,223
                                                                                                           -----------
                                       Total Banks                                                         $   959,895
                                                                                                           -----------
                                       Diversified Financials - 0.9%
                                       Consumer Finance - 0.2%
    50,000      0.60     B/A1          Novastar Home Equity Loan, Floating Rate Note, 1/25/36              $    40,465
    20,473               A/Ba3         Specialty Underwriting & Residential Finance, 0.49625%, 9/25/36          18,650
                                                                                                           -----------
                                                                                                           $    59,115
                                                                                                           -----------
                                       Diversified Financial Services - 0.5%
    27,604               B/Baa3        Ellington Loan Acquisition, 1.0625%, 5/27/37                        $    24,015
    21,087      0.51     AAA/Aa1       Home Equity Asset Trust, Floating Rate Note, 12/25/35                    19,050
    12,363      0.49     AAA/Aaa       JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35              11,282
   100,000      0.84     AA-/A3        Long Beach Mortgage Loan Trust, Floating Rate Note, 4/25/35              87,938
                                                                                                           -----------
                                                                                                           $   142,285
                                                                                                           -----------
                                       Specialized Finance - 0.2%
    88,668      2.72     B-/Baa3       Aegis Asset Backed Securities, Floating Rate Note, 1/25/34          $    54,224
    12,475               AA+/Aa1       Master Asset Backed Securities Trust, 0.67375%, 5/25/35                  11,912
                                                                                                           -----------
                                                                                                           $    66,136
                                                                                                           -----------
                                       Total Diversified Financials                                        $   267,536
                                                                                                           -----------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $1,465,121)                                                   $ 1,421,361
                                                                                                           -----------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 9.6%
                                       Materials - 0.6%
                                       Forest Products - 0.4%
   121,000               BB/B1         T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                          $   120,935
                                                                                                           -----------
                                       Steel - 0.2%
    70,004      2.80     AAA/NR        Merrill Lynch Mortgage Investors, Floating Rate Note, 2/25/35       $    68,919
                                                                                                           -----------
                                       Total Materials                                                     $   189,854
                                                                                                           -----------
                                       Banks - 6.1%
                                       Thrifts & Mortgage Finance - 6.1%
    16,349               NR/A2         Bank of America Alternative Loan Trust, 6.0%, 11/25/34              $    16,265
    66,502               NR/Aaa        Bank of America Alternative Loan Trust, 5.5%, 9/25/33                    69,485
    40,170               AAA/Aaa       Bayview Commercial Asset, 0.67375%, 4/25/34                              32,627
    85,000      5.00     AAA/Aa1       BCAP LLC 2006-RR1 PB, Floating Rate Note, 11/25/36                       85,539
    25,000               AAA/Aa2       BCAP LLC Trust, 5.0%, 11/25/36                                           25,471
    85,792      2.56     AAA/Aaa       Bear Stearns Adjustable Rate, Floating Rate Note, 8/25/33                86,144
   106,706               AAA/Aaa       Charlie Mac, 5.0%, 10/25/34                                             108,956
    19,897      4.21     AAA/A1        Chase Mortgage Finance Corp., Floating Rate Note, 2/25/37                20,338
    62,067               CCC/Caa1      Chase Mortgage Finance Corp., 5.5%, 5/25/37                              58,284
    49,732               AAA/Aaa       Citigroup Commercial Mortgage, 4.639%, 5/15/43                           50,776
    59,390      4.86     A-/NR         Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35               54,603
    16,019               AAA/A1        Countrywide Alternative Loan Trust, 5.5%, 1/25/35                        16,069
    42,931               AAA/Aa1       Countrywide Alternative Loan Trust, 5.5%, 4/25/34                        42,881
    64,133               AAA/A1        Countrywide Alternative Loan Trust, 5.0%, 8/25/19                        64,944
    32,473               CCC/Ba2       Countrywide Alternative Loan Trust, 3.53688%, 10/25/35                   17,697
    21,482      0.70     B/Baa3        Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/35          12,202
    61,271               B-/Ba1        Countrywide Home Loans, 4.5%, 9/25/35                                    46,861


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                                                          Value
                                       Thrifts & Mortgage Finance - (continued)
     1,050       3.84    AA/A2         Countrywide Home Loans, Floating Rate Note, 9/25/33                          $       825
    84,609               AAA/NR        CWALT2004-3T1 A3, 5.0%, 5/25/34                                                   85,999
    29,230       0.68    CC/Ca         DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                                   9,276
    13,552       0.70    AAA/Aa2       Global Tower Partners Acquisition, Floating Rate Note, 10/25/44                    9,553
    71,143       0.63    NR/Aaa        Impac CMB Trust, Floating Rate Note, 11/25/35                                     58,216
     9,650       0.87    AAA/Aa2       Impac CMB Trust, Floating Rate Note, 9/25/34                                       6,966
    37,750       0.58    AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36                        30,671
     5,096               AAA/Aaa       JP Morgan Chase Commercial Mortgage, 4.79%, 10/15/42                               5,093
    25,904       4.95    B+/B1         JP Morgan Mortgage Trust, Floating Rate Note, 11/25/35                            24,657
    81,020               AAA/Aa3       JP Morgan Mortgage Trust, 6.0%, 8/25/34                                           82,681
    51,815       0.51    D/Ca          Luminent Mortgage Trust, Floating Rate Note, 7/25/36                               4,434
    15,719               NR/Aaa        Master Alternative Loans Trust, 5.5%, 8/25/24                                     15,828
    81,204               AAA/NR        Master Alternative Loans Trust, 5.5%, 2/25/35                                     79,792
    40,405               AA/NR         Master Alternative Loans Trust, 5.5%, 10/25/19                                    40,861
    98,971               AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                                     96,523
    22,506               AAA/Aaa       Master Asset Securitization Trust, 5.5%, 11/25/33                                 23,267
    16,924               AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                                     16,915
   117,948       0.97    AAA/Aaa       Sequoia Mortgage Trust, Floating Rate Note, 9/20/33                              103,455
    17,338       0.56    BBB-/Baa1     Structured Asset Mortgage Investments, Inc., Floating Rate Note, 9/25/45          10,063
    26,956       5.33    AAA/A1        Structured Asset Securities Co., Floating Rate Note, 5/25/24                      25,847
    75,000               AAA/Aaa       Wachovia Bank Commercial Mortgage, 4.957%, 8/15/35                                75,946
    20,246               BB/NR         WaMu Mortgage Pass Trust, 4.82069%, 9/25/35                                       20,319
    59,674       0.46    AAA/Aa1       WAMU Mortgage Pass-Through Certificates, Floating Rate Note, 4/25/45              46,123
    20,861               A/B1          Wells Fargo Mortgage, 5.5%, 10/25/35                                              20,170
    57,393               NR/B2         Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                             56,162
    70,647               AAA/NR        Wells Fargo Mortgage Backed Securities, 5.25%, 8/25/33                            72,554
    57,383       2.94    AAA/B1        Wells Fargo Mortgage Backed Securities, Floating Rate Note, 10/25/35              52,503
                                                                                                                    -----------
                                                                                                                    $ 1,883,841
                                                                                                                    -----------
                                       Total Banks                                                                  $ 1,883,841
                                                                                                                    -----------
                                       Diversified Financials - 2.4%
                                       Consumer Finance - 0.3%
    25,000               NR/A2         GMAC Mortgage Corp., Loan Trust, 4.25%, 7/25/40                              $    24,938
    54,064               AAA/Aaa       GMAC Mortgage Corp., Loan Trust, 5.5%, 11/25/33                                   56,591
                                                                                                                    -----------
                                                                                                                    $    81,529
                                                                                                                    -----------
                                       Diversified Financial Services - 1.8%
    63,000               BBB/Baa2      American Tower Trust, 5.9568%, 4/15/14                                       $    66,271
    70,641               AAA/Ba1       Bank of America Mortgage, 4.75%, 10/25/20                                         69,836
    35,423       5.12    AAA/NR        Bank of America Mortgage Securities, Floating Rate Note, 9/25/35                  35,522
    10,401               B+/Caa1       Chaseflex Trust, 5.0%, 5/25/20                                                     9,595
    66,000               NR/Ba2        Citicorp Mortgage Services, 5.5%, 4/25/35                                         65,954
    35,000               NR/A2         Crown Castle Towers LLC, 5.4696%, 11/15/36                                        36,208
    90,000               NR/Baa2       Crown Castle Towers LLC, 5.7724%, 11/15/36                                        93,096
    46,469               CCC/NR        J.P. Morgan Alternative Loan Trust, 6.0%, 3/25/36                                 33,377
    30,762               NR/Aa1        Residential Accredit Loans, Inc., 5.0%, 3/25/19                                   31,024
    73,673               NR/Aaa        Residential Accredit Loans, Inc., 5.0%, 8/25/18                                   75,768
    27,344       0.95    AAA/A1        Residential Accredit Loans, Inc., Floating Rate Note, 4/25/34                     25,042
                                                                                                                     -----------
                                                                                                                     $   541,693
                                                                                                                     -----------


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal  Floating     S&P/Moody's
Amount ($)  Rate (d)     Ratings                                                                                Value
                                       Investment Banking & Brokerage - 0.3%
    36,592               AAA/Aaa       Bank of America Commercial, 4.05%, 11/10/38                        $    37,089
    70,000      5.63     NR/Aaa        Bear Stearns Commercial Mortgage, Floating Rate Note, 4/12/38           70,672
                                                                                                          -----------
                                                                                                          $   107,761
                                                                                                          -----------
                                       Specialized Finance - 0.0%
     3,437      0.95     AA+/Baa1      INDX 2004-AR1 2A, Floating Rate Note, 4/25/34                      $     1,768
                                                                                                          -----------
                                       Total Diversified Financials                                       $   732,751
                                                                                                          -----------
                                       Real Estate - 0.2%
                                       Mortgage Real Estate Investment Trust - 0.2%
    24,393               CCC/NR        Credit Suisse First Boston, Inc., 5.0%, 8/25/20                    $    23,505
    45,679      1.75     AA+/WR        CS First Boston Mortgage Security, Floating Rate Note, 8/25/33          42,664
                                                                                                          -----------
                                                                                                          $    66,169
                                                                                                          -----------
                                       Total Real Estate                                                  $    66,169
                                                                                                          -----------
                                       Government - 0.3%
    12,658               AAA/Aaa       Fannie Mae, 0.58125%, 2/25/21                                      $    12,644
    63,782      4.77     A/NR          GSR Mortgage Loan Trust, Floating Rate Note, 3/25/37                    61,924
                                                                                                          -----------
                                                                                                          $    74,568
                                                                                                          -----------
                                       Total Government                                                   $    74,568
                                                                                                          -----------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $2,934,710)                                                  $ 2,947,183
                                                                                                          -----------
                                       CORPORATE BONDS - 49.6%
                                       Energy - 7.7%
                                       Coal & Consumable Fuels - 0.5%
   100,000               BB/Ba3        Bumi Capital Pte, Ltd., 12.0%, 11/10/16                            $   101,500
    50,000               BB-/Caa1      International Coal Group, 9.125%, 4/1/18                                50,000
                                                                                                          -----------
                                                                                                          $   151,500
                                                                                                          -----------
                                       Integrated Oil & Gas - 0.4%
   125,000               BBB-/Baa1     Petrobras International Finance Co., 7.875%, 3/15/19               $   143,020
                                                                                                          -----------
                                       Oil & Gas Drilling - 0.8%
    67,782               NR/NR         DDI Holding AS, 9.3%, 1/19/12 (144A)                               $    63,037
    17,206               NA/NA         DDI Holdings AS, 9.3%, 4/23/12 (144A)                                   16,841
    50,000               B+/B1         Parker Drilling Co., 9.125%, 4/1/18 (144A)                              47,500
   124,000               BBB+/Baa2     Transocean Sedco, Inc., 1.5%, 12/15/37                                 110,050
                                                                                                          -----------
                                                                                                          $   237,428
                                                                                                          -----------
                                       Oil & Gas Equipment & Services - 0.6%
    65,000               B+/B1         Complete Production Service, Inc., 8.0%, 12/15/16                  $    63,538
    50,000               B+/B1         Expro Finance Luxembourg SCA, 8.5%, 12/15/16                            47,750
    66,000               BBB/Baa1      Weatherford International, Ltd., 9.625%, 3/1/19                         79,477
                                                                                                          -----------
                                                                                                          $   190,765
                                                                                                          -----------
                                       Oil & Gas Exploration & Production - 2.3%
    48,000               BBB/Baa2      Canadian Natural Resources, Inc., 5.9%, 2/1/18                     $    53,761
    17,000               BB/B1         Denbury Resources, Inc., 9.75%, 3/1/16                                  18,360
    63,842               BBB+/NR       Gazprom International SA, 7.201%, 2/1/20 (144A)                         65,917
    22,983               BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                                23,730
    95,000               BB-/B2        Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                               93,575
    50,000               B/B3          Linn Energy LLC, 8.625%, 4/15/20 (144A)                                 51,188
    75,000               B/B3          PetroHawk Energy Corp., 9.125%, 7/15/13                                 78,188


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

  Principal   Floating   S&P/Moody's
 Amount ($)   Rate (d)   Ratings                                                                                 Value
                                       Oil & Gas Exploration & Production - (continued)
     50,000              BB-/B1        Plains Exploration & Production Co., 8.625%, 10/15/19               $    50,625
     78,000              B-/B3         Quicksilver Resources Inc., 7.125%, 4/1/16                               71,955
     91,000              B+/B3         SandRidge Energy, Inc., 8.625, 4/1/15                                    88,384
    100,000              BBB-/Baa2     TNK-BP Finance SA, 7.25%, 2/2/20                                         99,880
                                                                                                           -----------
                                                                                                           $   695,563
                                                                                                           -----------
                                       Oil & Gas Refining & Marketing - 0.5%
     66,000              BBB/Baa2      Spectra Energy Capital, LLC, 6.2%, 4/15/18                          $    73,150
     70,000              BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19                                     84,790
                                                                                                           -----------
                                                                                                           $   157,940
                                                                                                           -----------
                                       Oil & Gas Storage & Transportation - 2.6%
     35,000              BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                                 $    38,697
     10,000              B+/B1         Copano Energy LLC, 8.125%, 3/1/16                                         9,850
     73,000              BBB/Baa2      DCP Midstream, LLC, 9.75%, 3/15/19                                       93,887
     56,000       8.38   BB/Ba1        Enterprise Products, LP, Floating Rate Note, 8/1/66                      55,930
     50,000              BB/Ba1        Enterprise Products Operating, LP, 7.0%, 6/1/67                          44,000
     91,000              BBB/Baa2      Kinder Morgan Energy Corp., 5.95%, 2/15/18                               98,283
    100,000              BB-/B1        Markwest Energy Partners, LP, 8.75%, 4/15/18                            101,000
     83,000              BBB-/Baa3     Plains All America Pipeline, LP, 6.125%, 1/15/17                         90,094
     99,000              BBB+/A3       Questar Pipeline Co., 5.83%, 2/1/18                                     111,711
    151,000              BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                       133,824
     35,000              BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                               39,224
                                                                                                           -----------
                                                                                                           $   816,500
                                                                                                           -----------
                                       Total Energy                                                        $ 2,392,716
                                                                                                           -----------
                                       Materials - 3.8%
                                       Aluminum - 0.1%
     68,000              NR/WR         Asia Aluminum Holdings, Ltd., 8.0%, 12/23/11 (144A) (e)             $    10,200
     29,363       6.83   CCC+/B3       Noranda Aluminum Acquisition, Inc., Floating Rate Note, 5/15/15          22,610
                                                                                                           -----------
                                                                                                           $    32,810
                                                                                                           -----------
                                       Commodity Chemicals - 0.3%
    100,000              B+/B1         Nova Chemicals Corp., 8.375%, 11/1/16                               $    99,500
                                                                                                           -----------
                                       Construction Materials - 0.4%
     15,000              BBB/Baa2      Holcim, Ltd., 6.0%, 12/30/19 (144A)                                 $    16,001
    100,000              BBB/NR        Voto-Votorantim Over, Ltd., 6.625%, 9/25/19                             101,500
                                                                                                           -----------
                                                                                                           $   117,501
                                                                                                           -----------
                                       Diversified Chemical - 0.1%
EURO 25,000              CCC/Caa3      Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                    $    22,270
                                                                                                           -----------
                                       Diversified Metals & Mining - 1.0%
    100,000              NR/Ba3        Prime Dig Pte, Ltd., 11.75%, 11/3/14                                $   101,000
     66,000              BBB+/Baa1     Rio Tinto Finance Plc, 8.95%, 5/1/14                                     80,054
     20,000              BBB-/Baa2     Southern Copper Corp., 5.375%, 4/16/20                                   20,047
    100,000              BB/Ba2        Vedenta Resources Plc, 9.5%, 7/18/18 (144A)                             106,250
                                                                                                           -----------
                                                                                                           $   307,351
                                                                                                           -----------
                                       Metal & Glass Containers - 0.4%
    100,000              B-/B3         Impress Metal Pack Holding, Bv, 9.25%, 9/15/14 (144A)               $   124,894
                                                                                                           -----------
                                       Paper Packaging - 0.1%
     35,000              CCC+/Caa1     Graham Packaging Co., 8.25%, 1/1/17                                 $    34,475
                                                                                                           -----------


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                     Value
                                       Precious Metals & Minerals - 0.4%
   100,000               B+/Ba3        Alrosa Finance SA, 8.875%, 11/17/14 (144A)              $   106,000
                                                                                               -----------
                                       Specialty Chemicals - 0.3%
    65,000               BBB-/Baa3     Cytec Industries, Inc., 8.95%, 7/1/17                   $    79,417
                                                                                               -----------
                                       Steel - 0.7%
    70,000               BBB-/Baa3     Allegheny Technologies, Inc., 9.375%, 6/1/19            $    82,654
    75,000               BBB/Baa3      ArcelorMittal, SA, 6.125%, 6/1/18                            78,441
    70,000               BBB-/Baa2     Commercial Metals Co., 7.35%, 8/15/18                        73,473
                                                                                               -----------
                                                                                               $   234,568
                                                                                               -----------
                                       Total Materials                                         $ 1,158,786
                                                                                               -----------
                                       Capital Goods - 4.6%
                                       Aerospace & Defense - 0.5%
    75,000               BB/Ba3        BE Aerospace, Inc., 8.5%, 7/1/18                        $    78,750
    69,000               B/B1          DynCorp International, LLC, 10.375%, 7/1/17                  69,173
                                                                                               -----------
                                                                                               $   147,923
                                                                                               -----------
                                       Building Products - 0.8%
    71,000               BB-/B3        Building Materials Corp., 7.5%, 3/15/20                 $    69,758
    50,000               B-/NR         C10 - EUR Capital SPV, Ltd. BVI, 6.277%, 5/29/49             36,734
   100,000        6.72   B-/BBB-       C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49          65,075
    85,000               BBB/Ba2       Masco Corp., 7.125%, 3/15/20                                 82,534
                                                                                               -----------
                                                                                               $   254,101
                                                                                               -----------
                                       Construction & Engineering - 0.2%
    53,000               BB-/Ba3       Dycom Industries, Inc., 8.125%, 10/15/15                $    52,205
                                                                                               -----------
                                       Construction & Farm Machinery & Heavy Trucks - 0.9%
    61,000               BB-/Caa1      American Railcar, Inc., 7.5%, 3/1/14                    $    59,170
    70,000               BB+/Ba3       Case New Holland, Inc., 7.875%, 12/1/17 (144A)               70,525
    43,000               CCC/Caa3      Commercial Vehicle Group, Inc., 8.0%, 7/1/13                 36,335
    22,000               BBB/Baa3      Cummins, Inc., 6.75%, 2/15/27                                23,574
    89,000               CCC/Caa2      Greenbrier Co., Inc., 8.375%, 5/15/15                        83,883
    10,000               BBB-/Baa2     Volvo Treasury AB, 5.95%, 4/1/15                             10,453
                                                                                               -----------
                                                                                               $   283,940
                                                                                               -----------
                                       Electrical Component & Equipment - 0.6%
    56,000               B/B3          Baldor Electric Co., 8.625%, 2/15/17                    $    57,960
    70,000               B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17                              67,638
    50,000               B/B3          Coleman Cable, Inc., 9.0%, 2/15/18 (144A)                    47,750
                                                                                               -----------
                                                                                               $   173,348
                                                                                               -----------
                                       Industrial Conglomerates - 0.2%
    68,000               CCC+/Caa1     Park-Ohio Industries, Inc., 8.375%, 11/15/14            $    62,900
                                                                                               -----------
                                       Industrial Machinery - 0.6%
    63,000               B-/NR         Industrias Metalurgicas Pescar, 11.25%, 10/22/14        $    58,590
    99,000               B-/B3         Mueller Water Products, Inc., 7.375%, 6/1/17                 86,873
    50,000               BBB-/Ba1      Valmont Industries, Inc., 6.625%, 4/20/20                    51,240
                                                                                               -----------
                                                                                               $   196,703
                                                                                               -----------


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

   Principal    Floating   S&P/Moody's
  Amount ($)    Rate (d)   Ratings                                                                             Value
                                         Trading Companies & Distributors - 0.8%
     124,000               BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/2018                           $   132,053
     111,000               BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                          111,021
                                                                                                         -----------
                                                                                                         $   243,074
                                                                                                         -----------
                                         Total Capital Goods                                             $ 1,414,194
                                                                                                         -----------
                                         Commercial Services & Supplies - 0.0%
                                         Environmental & Facilities Services - 0.0%
      31,000               NR/WR         Aleris International, Inc., 9.0%, 12/15/14 (e)                  $       232
                                                                                                         -----------
                                         Total Commercial Services & Supplies                            $       232
                                                                                                         -----------
                                         Transportation - 0.6%
                                         Airlines - 0.1%
      10,603               B+/WR         Delta Airlines, Inc., 7.779%, 1/2/12                            $    10,550
                                                                                                         -----------
                                         Marine Ports & Services - 0.2%
     119,000               CCC/B2        Oceanografia, SA De CV, 11.25%, 7/15/15                         $    68,984
                                                                                                         -----------
                                         Railroads - 0.3%
      75,000               BB-/B2        Kansas City Southern Railway Co., 8.0%, 6/1/15                  $    77,625
      22,000               BBB/Baa2      Union Pacific Corp., 7.875%, 1/15/19                                 28,008
                                                                                                         -----------
                                                                                                         $   105,633
                                                                                                         -----------
                                         Total Transportation                                            $   185,167
                                                                                                         -----------
                                         Automobiles & Components - 0.5%
                                         Auto Parts & Equipment - 0.5%
      51,000               CCC+/Caa2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A) (b)           $    53,423
     101,000               B+/B3         TRW Automotive, Inc., 7.25%, 3/15/17                                 97,970
                                                                                                         -----------
                                                                                                         $   151,393
                                                                                                         -----------
                                         Total Automobiles & Components                                  $   151,393
                                                                                                         -----------
                                         Consumer Durables & Apparel - 1.5%
                                         Homebuilding - 0.6%
      80,000               BB-/Ba3       Desarrolladora Homex SAB de CV, 9.5%, 12/11/19 (144A)           $    82,000
     105,000               B+/B1         Meritage Homes Corp., 6.25%, 3/15/15                                 99,225
                                                                                                         -----------
                                                                                                         $   181,225
                                                                                                         -----------
                                         Household Appliances - 0.3%
      93,000               BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13                                   $    99,608
                                                                                                         -----------
                                         Housewares & Specialties - 0.6%
     110,000               BBB-/NR       Controladora Mabe, SA de CV, 7.875%, 10/28/09                   $   115,500
      66,000               CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17                             67,155
                                                                                                         -----------
                                                                                                         $   182,655
                                                                                                         -----------
                                         Total Consumer Durables & Apparel                               $   463,488
                                                                                                         -----------
                                         Consumer Services - 1.4%
                                         Casinos & Gaming - 1.0%
     103,000               B/B2          Codere Finance SA, 8.25%, 6/15/15 (144A)                        $   115,398
EURO 108,000      8.25     BB/Ba3        Lottomatica S.p.A., Floating Rate Note, 3/31/66 (144A)              124,756
      35,000               D/WR          Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (e)                  5,338
      50,000               B/B3          Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                         52,039
      25,000               BB-/B1        Scientific Games International, Inc., 9.25%, 6/15/19 (144A)          25,563
      55,000               D/WR          Station Casinos, Inc., 6.625%, 3/15/18 (e)                               41
                                                                                                         -----------
                                                                                                         $   323,135
                                                                                                         -----------


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                             Value
                                       Education Services - 0.4%
    55,000               AAA/Aaa       Leland Stanford Junior University, 4.75%, 5/1/19                $    59,915
    53,000               AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                         56,131
                                                                                                       -----------
                                                                                                       $   116,046
                                                                                                       -----------
                                       Total Consumer Services                                         $   439,181
                                                                                                       -----------
                                       Media - 1.3%
                                       Advertising - 0.2%
    50,000               B-/Caa2       Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18                    $    46,250
                                                                                                       -----------
                                       Broadcasting - 1.1%
    46,000               B/B1          Hughes Network System LLC, 9.5%, 4/15/14                        $    46,575
    20,000               BBB+/Baa1     News America, Inc., 5.65%, 8/15/20                                   22,090
   149,000               B+/B3         Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                      150,118
    25,000               B-/Caa1       Telesat Canada/Telesat LLC, 12.5%, 11/1/17                           28,000
   125,175               CCC/Caa2      Univision Communications, Inc., 9.75%, 3/15/15 (PIK) (144A)         104,208
                                                                                                       -----------
                                                                                                       $   350,991
                                                                                                       -----------
                                       Total Media                                                     $   397,241
                                                                                                       -----------
                                       Retailing - 0.5%
                                       Internet Retail - 0.5%
   143,000               B/B1          Ticketmaster, Inc., 10.75%, 8/1/16                              $   154,083
                                                                                                       -----------
                                       Total Retailing                                                 $   154,083
                                                                                                       -----------
                                       Food & Drug Retailing - 0.3%
                                       Drug Retail - 0.3%
    91,466               BBB+/Baa2     CVS Pass-Through Trust, 6.036%, 12/10/28                        $    93,550
                                                                                                       -----------
                                       Total Food & Drug Retailing                                     $    93,550
                                                                                                       -----------
                                       Food, Beverage & Tobacco - 1.4%
                                       Brewers - 0.5%
    68,000               B+/Ba3        Cerveceria Nacio, 8.0%, 3/27/14 (144A)                          $    70,720
    73,000               BBB+/A3       Cia Brasileira de Bebida, SA de CV, 8.75%, 9/15/13                   85,410
                                                                                                       -----------
                                                                                                       $   156,130
                                                                                                       -----------
                                       Packaged Foods & Meats - 0.5%
   150,000               B+/B1         Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                     $   147,000
                                                                                                       -----------
                                       Tobacco - 0.4%
   115,000               B+/B2         Alliance One International, Inc., 10.0%, 7/15/16                $   117,013
                                                                                                       -----------
                                       Total Food, Beverage & Tobacco                                  $   420,143
                                                                                                       -----------
                                       Health Care Equipment & Services - 0.2%
                                       Health Care Supplies - 0.2%
    71,000               B-/B3         Biomet, Inc., 10.375%, 10/15/17                                 $    76,325
                                                                                                       -----------
                                       Total Health Care Equipment & Services                          $    76,325
                                                                                                       -----------
                                       Banks - 4.0%
                                       Diversified Banks - 1.7%
    53,000               NR/Ba1        ATF Bank JSC, 9.25%, 4/12/12 (144A)                             $    54,325
   100,000               A-/A3         Credit Agricole SA, 8.375%, 12/13/49                                 94,500
   175,000               AAA/Aaa       International Bk Recon & Development, 5.75%, 10/21/19               148,355
   350,000               AAA/Aaa       Rabobank Nederland NV, 0.0%, 3/3/15                                 141,162
   100,000               A/A3          Standard Chartered Plc, 3.85%, 4/27/15 (144A)                       100,893
                                                                                                       -----------
                                                                                                       $   539,235
                                                                                                       -----------


  The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

    Principal    Floating   S&P/Moody's
   Amount ($)    Rate (d)   Ratings                                                                           Value
                                          Regional Banks - 2.3%
       70,000               BBB+/A3       KeyBank NA, 5.8%, 7/1/14                                      $    74,732
       50,000               BBB+/Baa1     Keycorp, 6.5%, 5/14/13                                             54,694
       53,000               A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                               56,788
       86,000        8.25   BBB/Baa3      PNC Funding Corp., Floating Rate Note, 5/29/49                     88,281
      140,000               BBB+/Baa1     State Street Capital Corp., 8.25%, 3/15/42                        140,196
      125,000               A-/Ba1        Wachovia Cap Trust III, 5.8%, 3/15/42                              99,375
      165,000               A-/Ba1        Wells Fargo & Co., 9.75%, 12/29/49                                166,650
                                                                                                        -----------
                                                                                                        $   680,716
                                                                                                        -----------
                                          Thrifts & Mortgage Finance - 0.0%
        3,814               AAA/Aaa       Realkredit Danmark, AS, 7.0%, 10/1/32                         $       697
                                                                                                        -----------
                                          Total Banks                                                   $ 1,220,648
                                                                                                        -----------
                                          Diversified Financials - 6.1%
                                          Asset Management & Custody Banks - 0.1%
       44,000               BB+/Baa3      Janus Capital Group, Inc., 6.95%, 6/15/17                     $    44,170
                                                                                                        -----------
                                          Consumer Finance - 0.7%
      118,000               B/B2          American General Finance, Inc., 6.9%, 12/15/17                $    93,958
       20,000               BBB/Baa2      Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)                20,636
      106,000        4.00   BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                             90,053
                                                                                                        -----------
                                                                                                        $   204,647
                                                                                                        -----------
                                          Diversified Financial Services - 1.9%
      100,000               BBB-/Baa3     AngloGold Ashanti Holdings, 5.375%, 4/15/20                   $   101,526
       65,000               CCC/Caa1      Ceva Group Plc, 11.5%, 4/1/18 (144A)                               65,975
EURO   70,000               CCC/Caa2      Ceva Group Plc, 8.5%, 12/1/14 (144A)                               75,426
      135,000               BBB/Baa2      Hyundai Capital Services, Inc., 6.0%, 5/5/15                      144,632
      167,000               BBB+/Baa1     JPMorgan Chase & Co., 7.9%, 4/29/49                               172,132
       33,892               A-/Baa1       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)           35,672
                                                                                                        -----------
                                                                                                        $   595,363
                                                                                                        -----------
                                          Investment Banking & Brokerage - 2.2%
       50,000               B+/NR         Berau Capital Resources, Ptd, Ltd., 12.5%, 7/8/15 (144A)      $    50,075
      245,000        5.79   BBB/Baa2      Goldman Sachs Capital Corp., Floating Rate Note, 12/29/49         184,975
       80,000               BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                             80,208
       75,000               A-/A2         Macquarie Group, Ltd., 6.0%, 1/14/20                               76,013
       73,000               A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                                 76,580
       60,000               A/A2          Morgan Stanley, Inc., 5.5%, 1/26/20                                58,044
      111,000               A/A2          Morgan Stanley Dean Witter, Inc., 6.625%, 4/1/18                  116,343
       30,000               BBB+/Baa1     TD Ameritrade Holding Corp., 5.6%, 12/1/19                         31,605
                                                                                                        -----------
                                                                                                        $   673,843
                                                                                                        -----------
                                          Specialized Finance - 1.2%
      121,000               BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19                        $   125,199
      100,000               BB/Baa3       Capital One Capital Corp., 10.25%, 8/15/39                        105,500
      146,000        7.68   CCC+/Caa1     NCO Group, Inc., Floating Rate Note, 11/15/13                     124,100
                                                                                                        -----------
                                                                                                        $   354,799
                                                                                                        -----------
                                          Total Diversified Financials                                  $ 1,872,822
                                                                                                        -----------


16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                          Value
                                       Insurance - 3.9%
                                       Insurance Brokers - 0.7%
     8,000               CCC+/Caa1     Hub International Holdings, Ltd., 10.25%, 6/15/15 (144A)     $     7,340
    85,000               BBB-/Baa3     Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                 86,615
   133,000        6.68   CCC/B3        Usi Holdings Corp., Floating Rate Note, 11/15/14                 108,728
                                                                                                    -----------
                                                                                                    $   202,683
                                                                                                    -----------
                                       Life & Health Insurance - 1.8%
   105,000               BBB/Baa3      Delphi Financial Group, Inc., 7.875%, 1/31/20                $   114,766
   137,000               BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                           102,750
    40,000               A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                             49,024
   100,000               BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                    118,853
   110,000               A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                          119,433
    10,000               A/Baa2        Prudential Financial, Inc., 6.2%, 1/15/15                         11,005
    50,000               BBB+/Baa3     Prudential Financial, Inc., 8.875%, 6/15/38                       52,750
                                                                                                    -----------
                                                                                                    $   568,581
                                                                                                    -----------
                                       Multi-Line Insurance - 0.5%
   123,000               BB/Baa3       Liberty Mutual Group Co., 7.0%, 3/15/37 (144A)               $    96,550
    26,000               BBB-/Baa2     Liberty Mutual Group Co., 7.3%, 6/15/14 (144A)                    28,268
    22,000       10.75   BB/Baa3       Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)          23,760
                                                                                                    -----------
                                                                                                    $   148,578
                                                                                                    -----------
                                       Property & Casualty Insurance - 0.5%
   129,000               BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%, 10/15/25              $   132,764
    25,000               BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                   27,005
                                                                                                    -----------
                                                                                                    $   159,769
                                                                                                    -----------
                                       Reinsurance - 0.4%
   121,000               BBB+/BBB+     Platinum Underwriters HD, 7.5%, 6/1/17                       $   129,670
                                                                                                    -----------
                                       Total Insurance                                              $ 1,209,281
                                                                                                    -----------
                                       Real Estate - 2.6%
                                       Diversified Real Estate Activities - 0.4%
    99,000               A-/A2         WEA Finance LLC, 7.125%, 4/15/18                             $   111,705
                                                                                                    -----------
                                       Diversified Real Estate Investment Trust - 0.5%
    70,000               BBB+/Baa1     Dexus Finance Pty, Ltd., 7.125%, 10/15/14                    $    76,230
    50,000               BBB/Baa2      Digital Realty Trust, 4.5%, 7/15/15 (144A)                        50,157
    20,000               BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20 (144A)                    20,405
                                                                                                    -----------
                                                                                                    $   146,792
                                                                                                    -----------
                                       Office Real Estate Investment Trust - 0.2%
    60,000               BBB/Baa2      Mack-Cali Realty LP, 5.125%, 1/15/15                         $    61,306
                                                                                                    -----------
                                       Real Estate Operating Companies - 0.0%
    11,133        8.48   B-/NR         Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)          $     5,010
                                                                                                    -----------
                                       Retail Real Estate Investment Trust - 0.2%
    80,000               BB/Baa3       Developers Diversified Realty Corp., 7.5%, 4/1/17            $    78,511
                                                                                                    -----------
                                       Specialized Real Estate Investment Trust - 1.3%
   105,000               BBB-/Baa2     Health Care REIT, Inc., 6.2%, 6/1/16                         $   114,051
   100,000               BBB/Baa2      Hospitality Properties Trust, 7.875%, 8/15/14                    110,248
   111,000               BBB-/Ba1      Senior Housing Properties Trust, 6.75%, 4/15/20                  109,613


  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                    Value
                                       Specialized Real Estate Investment Trust - (continued)
    65,000               BBB-/Baa3     Ventas Realty LP, 6.5%, 6/1/16                         $    66,187
                                                                                              -----------
                                                                                              $   400,099
                                                                                              -----------
                                       Total Real Estate                                      $   803,423
                                                                                              -----------
                                       Software & Services - 0.8%
                                       Internet Software & Services - 0.6%
    90,000               NR/A2         GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)          $    90,900
    75,000               B-/B1         Terremark Worldwide, Inc., 12.0%, 6/15/17                   84,375
                                                                                              -----------
                                                                                              $   175,275
                                                                                              -----------
                                       IT Consulting & Other Services - 0.2%
    55,000               B/Caa1        Sungard Data Systems, Inc., 10.625%, 5/15/15           $    58,781
                                                                                              -----------
                                       Total Software & Services                              $   234,056
                                                                                              -----------
                                       Technology Hardware & Equipment - 0.1%
                                       Electronic Equipment & Instruments - 0.1%
    25,000               BBB-/NR       Agilent Technologies, Inc., 5.5%, 9/14/15              $    26,909
                                                                                              -----------
                                       Total Technology Hardware & Equipment                  $    26,909
                                                                                              -----------
                                       Semiconductors - 0.5%
                                       Semiconductor Equipment - 0.5%
    83,000               B-/B3         Aeroflex, Inc., 11.75%, 2/15/15                        $    88,810
    76,000               BBB/Baa1      Klac Instruments Corp., 6.9%, 5/1/18                        85,021
                                                                                              -----------
                                                                                              $   173,831
                                                                                              -----------
                                       Total Semiconductors                                   $   173,831
                                                                                              -----------
                                       Telecommunication Services - 4.6%
                                       Alternative Carriers - 0.5%
   100,000               B/B1          Paetec Holding Corp., 8.875%, 6/30/17 (144A)           $   100,000
    60,000               B/B2          Global Crossing, Ltd., 12.0%, 9/15/15 (144A)                63,600
                                                                                              -----------
                                                                                              $   163,600
                                                                                              -----------
                                       Integrated Telecommunication Services - 2.3%
   100,000               B/NR          Bakrie Telecom Tbk PT, 11.5%, 5/7/15 (144A)            $    97,000
    90,000               B-/B2         Cincinnati Bell, Inc., 8.25%, 10/15/17                      84,150
    77,000               B-/B3         Cincinnati Bell, Inc., 8.75%, 3/15/18                       69,878
    58,000               BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                                61,831
    68,000               B+/B1         Mastec, Inc., 7.625%, 2/1/17                                66,130
    50,000               BB/Ba2        New Communications Holdings, Inc., 8.5%, 4/15/20            50,125
    60,000               BB/Ba2        New Communications Holdings, Inc., 8.75%, 4/15/22           60,000
    60,000               A-/A1         Qtel International Fin, Ltd., 6.5%, 6/10/14                 65,662
    75,000               B+/Ba3        Windstream Corp., 7.875%, 11/1/17                           73,219
    75,000               B+/Ba3        Windstream Corp., 8.625%, 8/1/16                            75,563
                                                                                              -----------
                                                                                              $   703,558
                                                                                              -----------
                                       Wireless Telecommunication Services - 1.8%
   127,000               B-/B3         Cricket Communications, Inc., 9.375%, 11/01/14 (b)     $   128,905
   100,000               NR/B1         Digicel, Ltd., 8.25%, 9/1/17 (144A)                         99,000
   100,000               B/B2          Metropcs Wireless, Inc., 9.25%, 11/1/14                    103,000
    80,000               BB-/B1        NII Capital Corp., 8.875%, 12/15/19                         80,800
   150,000               B-/B2         True Move Co., Ltd., 10.75%, 12/16/13 (144A)               147,375
                                                                                              -----------
                                                                                              $   559,080
                                                                                              -----------
                                       Total Telecommunication Services                       $ 1,426,238
                                                                                              -----------


18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    Floating   S&P/Moody's
Amount ($)    Rate (d)   Ratings                                                                                   Value
                                       Utilities - 3.2%
                                       Electric Utilities - 1.5%
    60,000               BBB/Baa3      Commonwealth Edison Co., 6.95%, 7/15/18                               $    69,359
   100,000               NR/Ba2        Dubai Electricity & Water Authority, 8.5%, 4/22/15                        101,879
    50,000               BBB+/Baa2     NY State Gas and Electric Co., 6.15%, 12/15/17 (144A)                      52,106
    25,000               BB+/Baa3      Public Service of New Mexico Co., 7.95%, 5/15/18                           26,332
   125,000               BB-/Ba2       Public Service of New Mexico Co., 9.25%, 5/15/15                          132,969
    83,000               BBB+/A3       West Penn Power Co., 5.95%, 12/15/17                                       89,433
                                                                                                             -----------
                                                                                                             $   472,078
                                                                                                             -----------
                                       Gas Utilities - 0.4%
    31,000               B+/B1         Inergy LP, 8.25%, 3/1/16                                              $    31,388
    86,000               B-/B2         Transportadora De Gas del Sur, 7.875%, 5/14/17 (144A)                      82,560
                                                                                                             -----------
                                                                                                             $   113,948
                                                                                                             -----------
                                       Independent Power Producer & Energy Traders - 0.8%
   131,488               NR/Ba1        Coso Geothermal Power Holdings LLC, 7.0%, 7/15/26 (144A)              $   126,138
   109,000               BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                                108,455
    32,354               NR/Ba1        Juniper Generation LLC, 6.79%, 12/31/14 (144A)                             30,127
                                                                                                             -----------
                                                                                                             $   264,720
                                                                                                             -----------
                                       Multi-Utilities - 0.5%
   136,907               NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                  $   130,051
                                                                                                             -----------
                                       Total Utilities                                                       $   980,797
                                                                                                             -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $14,723,280)                                                    $15,294,504
                                                                                                             -----------
                                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.8%
    33,148               AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-6/1/36                      35,160
     4,577               AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                             4,961
    31,894               AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 6/1/17-1/1/33                      34,634
    54,134               AAA/Aaa       Federal National Mortgage Association, 4.0%, 7/1/18                        57,246
    29,773               AAA/Aaa       Federal National Mortgage Association, 4.5%, 3/1/35                        31,132
   199,383               AAA/Aaa       Federal National Mortgage Association, 5.0%, 2/1/20-12/1/21               214,207
   126,221               AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/31-7/1/37               137,200
     2,224               AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/31-2/1/32                  2,484
       243               AAA/Aaa       Federal National Mortgage Association, 7.0%, 9/1/29                           276
   169,993               AAA/Aaa       Government National Mortgage Association, 4.5%, 9/15/33-4/15/35           178,206
    16,109               AAA/Aaa       Government National Mortgage Association, 5.0%, 4/15/35                    17,265
   314,636               AAA/Aaa       Government National Mortgage Association, 5.5%, 10/15/19-11/15/35         341,922
   124,075               AAA/Aaa       Government National Mortgage Association, 6.0%, 5/15/17-8/15/34           136,451
    16,924               AAA/Aaa       Government National Mortgage Association, 6.5%, 3/15/29-11/15/32           18,930
     2,562               AAA/Aaa       Government National Mortgage Association, 7.5%, 5/15/23                     2,891
       450               AAA/Aaa       Government National Mortgage Association I, 7.0%, 3/15/31                     511
    20,074               AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                 21,837
    34,540               AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33                38,183
    25,000               AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                        32,406
   750,000               NR/Aaa        U.S. Treasury Notes, 2.5%, 4/30/15                                        776,660
   350,000               AAA/Aa1       U.S. Treasury Notes, 3.5%, 5/15/20                                        366,296
   150,000               AAA/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39                                       158,602
   250,000               AAA/Aaa       U.S. Treasury Notes, 4.375%, 5/15/40                                      270,390
   100,000               AAA/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36                                        110,469


  The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

     Principal   Floating    S&P/Moody's
    Amount ($)   Rate (d)    Ratings                                                                                    Value
                                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
       100,000               AAA/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38                                     $   110,297
       177,000               AAA/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39                                         194,945
     1,000,000               NR/Aaa        U.S. Treasury Notes, 5.125%, 6/30/11                                     1,047,070
       200,000               AAA/Aaa       U.S. Treasury, Notes, 4.375%, 2/15/38                                      216,250
                                                                                                                  -----------
                                                                                                                  $ 4,556,881
                                                                                                                  -----------
                                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                           (Cost $4,373,355)                                                      $ 4,556,881
                                                                                                                  -----------
                                           FOREIGN GOVERNMENT BONDS - 6.3%
BRL    550,000               BBB-/Baa3     Brazilian Government, 10.25%, 1/10/28                                  $   308,358
CAD    345,000               AAA/Aaa       Canada Housing Trust, 3.75%, 3/15/20                                       329,581
CAD     60,000               AAA/Aaa       Canadian Government, 4.25%, 6/1/18                                          61,865
SEK    980,000               AAA/Aaa       Government of Sweden, 5.5%, 10/8/12                                        137,246
EURO   175,000               AAA/Aaa       Government of France, 3.75%, 4/25/17                                       231,743
       100,000               A/A1          Korea Gas Corp., 6.0%, 7/15/14 (144A)                                      108,352
NOK  1,280,000               AAA/Aaa       Norway Government Bond, 4.25%, 5/19/17                                     214,142
NOK    315,000               AAA/Aaa       Norway Government Bond, 5.0%, 5/15/15                                       53,974
NOK    437,000               AAA/Aaa       Norwegian Government Bond, 6.0%, 5/16/11                                    69,421
AUD    176,000               AA-/Aa1       Ontario Province, 5.5%, 4/23/13                                            151,013
        50,000               A-/A2         Poland Government International, 6.375%, 7/15/19                            55,311
AUD     69,000               AAA/Aaa       Queensland Treasury, 6.0%, 8/14/13                                          60,219
        26,176               BBB-/Aaa      Republic of Colombia, 9.75%, 4/9/11                                         28,009
        17,000               BBB-/Baa3     Republic of Peru, 7.125%, 3/30/19                                           20,101
       100,000               AA-/Aa2       State of Qatar, 5.25%, 1/20/20 (144A)                                      104,500
                                                                                                                  -----------
                                                                                                                  $ 1,933,835
                                                                                                                  -----------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $1,854,373)                                                      $ 1,933,835
                                                                                                                  -----------
                                           MUNICIPAL BONDS - 1.4%
                                           Government - 1.4%
                                           Municipal Airport - 0.2%
        58,000               B/B3          New Jersey Economic Development Authority Special Facility Revenue,
                                           7.0%, 11/15/30                                                         $    57,423
        17,000               B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29                   15,629
                                                                                                                  -----------
                                                                                                                  $    73,052
                                                                                                                  -----------
                                           Municipal General - 0.5%
        60,000               A+/A1         State of Illinois, 1.395%, 2/1/11                                      $    59,911
        35,000               A+/A1         State of Illinois, 3.321%, 1/1/13                                           34,868
        66,000               AA-/Aa3       Wisconsin State General, 5.75%, 5/1/33                                      71,655
                                                                                                                  -----------
                                                                                                                  $   166,434
                                                                                                                  -----------
                                           Municipal Higher Education - 0.7%
        98,000               AAA/Aa2       California State University Revenue, 5.0%, 11/1/39                     $    98,611
        99,000               AAA/Aaa       Connecticut State Health & Educational, 5.0%, 7/1/42                       103,485
                                                                                                                  -----------
                                                                                                                  $   202,096
                                                                                                                  -----------
                                           Total Government                                                       $   441,582
                                                                                                                  -----------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $410,368)                                                        $   441,582
                                                                                                                  -----------


20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                                                       Value
                                       SENIOR FLOATING RATE LOAN INTERESTS - 7.3%**
                                       Energy - 0.4%
                                       Oil & Gas Equipment & Services - 0.4%
   135,782       8.50    B+/NR         Hudson Products Holdings, Inc., Term Loan, 8/24/15                        $   122,883
                                                                                                                 -----------
                                       Total Energy                                                              $   122,883
                                                                                                                 -----------
                                       Materials - 0.4%
                                       Steel - 0.4%
   136,490      10.50    NR/NR         Niagara Corp., New Term Loan, 6/30/14                                     $   127,618
                                                                                                                 -----------
                                       Total Materials                                                           $   127,618
                                                                                                                 -----------
                                       Capital Goods - 0.6%
                                       Construction & Engineering - 0.2%
    55,796       2.60    NR/NR         URS Corp., Tranche B Term Loan, 5/15/13                                   $    55,482
                                                                                                                 -----------
                                       Industrial Machinery - 0.4%
    99,375       6.25    NR/NR         SIG Holding AG, European Term Loan, 11/5/15                               $   120,463
                                                                                                                 -----------
                                       Total Capital Goods                                                       $   175,945
                                                                                                                 -----------
                                       Transportation - 0.2%
                                       Air Freight & Couriers - 0.2%
    23,296       3.29    B-/B1         Ceva Group Plc, Additional Pre-funded Term Loan, 11/4/13                  $    20,325
    63,158       3.35    NR/B1         Ceva Group Plc, U.S. Term Loan, 11/4/13                                        55,184
                                                                                                                 -----------
                                                                                                                 $    75,509
                                                                                                                 -----------
                                       Total Transportation                                                      $    75,509
                                                                                                                 -----------
                                       Automobiles & Components - 0.6%
                                       Auto Parts & Equipment - 0.3%
    33,784       2.29    NR/NR         Federal Mogul Corp., Tranche C Term Loan, 12/28/15                        $    29,519
    66,216       2.29    NR/NR         Federal Mogul Corp., Tranche B Term Loan, 12/29/14                             57,856
                                                                                                                 -----------
                                                                                                                 $    87,375
                                                                                                                 -----------
                                       Automobile Manufacturers - 0.3%
    98,848       3.33    CCC/Ba3       Ford Motor Co., Tranche B1 Term Loan, 12/15/13                            $    93,607
                                                                                                                 -----------
                                       Total Automobiles & Components                                            $   180,982
                                                                                                                 -----------
                                       Consumer Durables & Apparel - 0.2%
                                       Housewares & Specialties - 0.2%
    73,792       3.03    BB+/Ba1       Jarden Corp., Term B3 Loan, 1/24/12                                       $    72,700
                                                                                                                 -----------
                                       Total Consumer Durables & Apparel                                         $    72,700
                                                                                                                 -----------
                                       Consumer Services - 1.1%
                                       Casinos & Gaming - 1.1%
    58,042       2.80    NR/NR         Gateway Casinos & Entertainment, Inc., Advance Term Loan, 9/30/14 (e)     $    55,043
   286,562       2.80    NR/NR         Gateway Casinos & Entertainment, Inc., Delayed Draw Term Loan,
                                       9/30/14 (e)                                                                   271,757
                                                                                                                 -----------
                                                                                                                 $   326,800
                                                                                                                 -----------
                                       Total Consumer Services                                                   $   326,800
                                                                                                                 -----------
                                       Media - 0.8%
                                       Cable & Satellite - 0.5%
    97,750       7.25    NR/NR         Charter Communications Operations LLC, Term B2 Loan, 3/6/14               $    98,285
    50,000       4.50    BB-/Ba3       Mediacom Broadband LLC, Tranche F Term Loan, 10/20/17                          47,763
                                                                                                                 -----------
                                                                                                                 $   146,048
                                                                                                                 -----------


  The accompanying notes are an integral part of these financial statements.  21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                                                        Value
                                       Publishing - 0.3%
   100,000       0.00    NR/Caa1       Interactive Data Corp., Term Loan B, 3/5/11                                $   100,000
                                                                                                                  -----------
                                       Total Media                                                                $   246,048
                                                                                                                  -----------
                                       Health Care Equipment & Services - 0.6%
                                       Health Care Facilities - 0.6%
     5,815       2.79    BB-/Ba3       CHS/Community Health Systems, Inc., Delayed Draw Term Loan,
                                       7/25/14                                                                    $     5,438
   113,337       2.79    BB-/Ba3       CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14                  105,985
    89,710       2.20    B+/Ba2        Psychiatric Solutions, Inc., Term Loan, 7/2/12                                  88,869
                                                                                                                  -----------
                                                                                                                  $   200,292
                                                                                                                  -----------
                                       Total Health Care Equipment & Services                                     $   200,292
                                                                                                                  -----------
                                       Technology Hardware & Equipment - 1.3%
                                       Electronic Components - 1.1%
    81,514       2.55    NR/Ba1        Flextronics Semiconductor, Ltd., A1A Delayed Draw Term Loan, 10/1/14       $    75,740
   283,669       2.54    NR/Ba1        Flextronics Semiconductor, Ltd., Closing Date Loan, 10/1/14                    263,576
                                                                                                                  -----------
                                                                                                                  $   339,316
                                                                                                                  -----------
                                       Electronic Equipment & Instruments - 0.2%
    76,230       7.25    BB+/Ba3       L-1 Identity Solutions Operating Co., Tranche B2 Term Loan, 8/5/13         $    76,325
                                                                                                                  -----------
                                       Total Technology Hardware & Equipment                                      $   415,641
                                                                                                                  -----------
                                       Semiconductors - 0.6%
                                       Semiconductor Equipment - 0.2%
    77,387       4.60    B-/NR         Freescale Semiconductor, Inc., Extended Maturity Loan, 12/1/16             $    68,125
                                                                                                                  -----------
                                       Semiconductors - 0.4%
   100,000       4.75    BB/Ba2        Intersil Corp., Term Loan, 4/27/16                                         $    99,925
                                                                                                                  -----------
                                       Total Semiconductors                                                       $   168,050
                                                                                                                  -----------
                                       Utilities - 0.5%
                                       Electric Utilities - 0.4%
   148,852       3.98    BBB-/Ba1      Texas Competitive Electric Holdings, LLC, Initial Tranche B2 Term Loan,
                                       10/10/14                                                                   $   110,430
                                                                                                                  -----------
                                       Independent Power Producer & Energy Traders - 0.1%
    19,292       2.28    BB+/Baa3      NRG Energy, Inc., Credit Linked Term Loan, 2/1/13                          $    18,470
    12,825       0.43    BB+/Baa3      NRG Energy, Inc., Term Loan, 2/1/13                                             12,280
                                                                                                                  -----------
                                                                                                                  $    30,750
                                                                                                                  -----------
                                       Total Utilities                                                            $   141,180
                                                                                                                  -----------
                                       TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                       (Cost $2,344,038)                                                          $ 2,253,648
                                                                                                                  -----------
                                       TEMPORARY CASH INVESTMENTS - 0.6%
                                       Securities Lending Collateral - 0.6% (c)
                                       Certificates of Deposit:
     5,375                             Bank of Nova Scotia, 0.47%, 9/7/10                                         $     5,375
     5,375                             Barclays, 0.30%, 7/23/10                                                         5,375
     5,912                             CBA Financial, 0.56%, 1/3/11                                                     5,912
     5,375                             Deutschebank, 0.30%, 7/19/10                                                     5,375
     3,225                             DnB NOR Bank ASA NY, 0.49%, 8/26/10                                              3,225
     5,375                             Rabobank Nederland NY, 0.23%, 7/6/10                                             5,375
     5,375                             Royal Bank of Canada, 0.26%, 1/21/11                                             5,375


22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                                Value
                                       Securities Lending Collateral - (continued)
     5,375                             Svenska NY, 0.265%, 7/19/10                        $     5,375
                                                                                          -----------
                                                                                          $    41,387
                                                                                          -----------
                                       Commercial Paper:
     3,225                             American Honda Finance, 0.38%, 5/4/11              $     3,225
     2,150                             American Honda Finance, 0.38%, 4/15/11                   2,150
       711                             Caterpillar Financial Services, 0.47%, 8/20/10             711
     5,376                             Federal Home Loan Bank, 0.31%, 6/1/11                    5,376
     2,150                             NABPP, 0.28%, 7/19/10                                    2,150
     2,686                             PARFIN, 0.39%, 8/11/10                                   2,686
     5,374                             SOCNAM, 0.28%, 7/6/10                                    5,374
     4,297                             CHARF, 0.46%, 8/23/10                                    4,297
     3,222                             CLIPPR, 0.45%, 9/1/10                                    3,222
     2,237                             FAIRPP, 0.50%, 8/16/10                                   2,237
     2,685                             FASCO, 0.46%, 9/2/10                                     2,685
     2,470                             FASCO, 0.45%, 9/9/10                                     2,470
     3,762                             SRCPP, 0.26%, 7/7/10                                     3,762
     3,771                             STRAIT, 0.43%, 8/23/10                                   3,771
     2,593                             TBLLC, 0.40%, 8/9/10                                     2,593
     5,374                             Floating Rate Notefun, 0.29%, 7/26/10                    5,374
     4,859                             CME, Inc., 1.00%, 8/6/10                                 4,859
     1,613                             GE Capital Corp., 0.64%, 8/20/10                         1,613
       582                             GE Capital Corp., 0.40%, 10/21/10                          582
       586                             GE Capital Corp., 0.35%, 10/6/10                           586
     2,687                             GE, 0.37%, 1/26/11                                       2,687
       537                             GE Capital Corp., 0.33%, 6/6/11                            537
       599                             John Deere Capital Corp., 0.32%, 7/16/10                   599
     4,545                             JPMorgan Chase & Co., 0.57%, 9/24/10                     4,545
     6,093                             Santander, 0.30%, 7/23/10                                6,093
     5,375                             Toyota Motor Credit Corp., 0.35%, 1/10/11                5,375
     3,225                             Wachovia, 0.64%, 3/22/11                                 3,225
     1,505                             Wal-Mart Stores, Inc., 0.22%, 7/1/10                     1,505
     2,149                             WFC, 0.60%, 12/2/10                                      2,149
     5,375                             WSTPAC, 0.39%, 11/5/10                                   5,375
                                                                                          -----------
                                                                                          $    91,813
                                                                                          -----------
                                       Tri-party Repurchase Agreements:
     6,740                             Barclays, 0.1%, 7/1/10                             $     6,740
    13,437                             Deutsche Bank, 0.3%, 7/1/10                             13,437
    16,124                             RBS Securities, Inc., 0.5%, 7/1/10                      16,124
                                                                                          -----------
                                                                                          $    36,301
                                                                                          -----------
   Shares
                                       Money Market Mutual Funds
     8,062                             Blackrock Liquidity Temp Cash Fund                 $     8,062
     8,062                             Dreyfus Preferred Money Market Fund                      8,062
                                                                                          -----------
                                                                                          $    16,124
                                                                                          -----------
                                       Total Securities Lending Collateral                $   185,625
                                                                                          -----------


  The accompanying notes are an integral part of these financial statements.  23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/10 (UNAUDITED)                        (continued)


 Shares  Floating   S&P/Moody's
         Rate (d)   Ratings                                                                     Value
                                  TOTAL TEMPORARY CASH INVESTMENTS
                                  (Cost $185,625)                                         $   185,625
                                                                                          -----------
                                  TOTAL INVESTMENT IN SECURITIES - 99.3%
                                  (Cost $29,606,030) (a)                                  $30,599,830
                                                                                          -----------
                                  OTHER ASSETS AND LIABILITIES - 0.7%                     $   223,453
                                                                                          -----------
                                  TOTAL NET ASSETS - 100.0%                               $30,823,283
                                                                                          -----------

*       Non-Income producing security.

NR      Not rated by either S&P or Moody's.

WR      Withdrawn rating.

PIK     Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2010, the value of these securities amounted to $3,767,517 or 12.2% of total net assets.

** Senior Floating Rate Note loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

 (a) At June 30, 2010, the net unrealized gain on investments based on cost for federal Income tax purposes of $29,614,824 was as follows:

          Aggregate gross unrealized gain for all investments in which there
            is an excess of value over tax cost                                            $1,815,766
          Aggregate gross unrealized loss for all investments in which there
            is an excess of tax cost over value                                              (830,760)
                                                                                           ----------
          Net unrealized gain                                                              $  985,006
                                                                                           ==========

(b)     At June 30, 2010, the following securities were out on loan:

       Principal
          Amount     Security                                                                  Value
        $ 54,375     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)                      $  56,958
         131,250     Cricket Communications, Inc., 9.375%, 11/01/14                           133,219
                                                                                            ---------
                     Total                                                                  $ 190,177
                                                                                            =========

(c)     Securities lending collateral is managed by Credit Suisse AG, New York
        Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)     Security is in default and is non-income producing.

Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

EURO Euro

NOK  Norwegian Krone

SEK  Swedish Krone

     Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2010 were as follows:

                                    Purchases     Sales
       Long-Term U.S. Government    $5,056,063    $5,141,614
       Other Long-Term Securities   $9,925,077    $7,961,822

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments)


24  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2010, in valuing the Portfolio's assets:



                                          Level 1        Level 2       Level 3        Total
----------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $      -      $   885,563     $     -     $   885,563
Preferred Stocks                          149,820          244,712           -         394,532
Common Stocks                             267,426                -      17,690         285,116
Asset Backed Securities                         -        1,421,361           -       1,421,361
Collateralized Mortgage Obligations             -        2,947,183           -       2,947,183
Corporate Bonds                                 -       15,294,504           -      15,294,504
U.S. Government Agency Obligations              -        4,556,881           -       4,556,881
Foreign Government Bonds                        -        1,933,835           -       1,933,835
Municipal Bonds                                 -          441,582           -         441,582
Senior Floating Rate Loan Interests             -        2,253,648           -       2,253,648
Temporary Cash Investments                      -          169,501           -         169,501
Money Market Mutual Funds                  16,124                -           -          16,124
                                         --------      -----------     -------     -----------
Total                                    $433,370      $30,148,770     $17,690     $30,599,830
                                         --------      -----------     -------     -----------
Other Financial Instruments*             $      -      $    11,701     $     -     $    11,701
                                         ========      ===========     =======     ===========

* Other financial instruments Include foreign exchange contracts

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                          Common
                                                                          Stocks
   Balance as of 12/31/09                                                $     -
   Realized gain (loss)(1)                                                     -
   Change in unrealized appreciation (depreciation)(2)                         -
   Net purchases (sales)                                                  17,690
   Transfers in and out of Level 3                                             -
                                                                         -------
   Balance as of 6/30/10                                                 $17,690
                                                                         =======

1 Realized gain (loss) on these securities is Included in the net realized gain
  (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is Included in the change in unrealized gain (loss) on investments in the Statement of Operations.


  The accompanying notes are an integral part of these financial statements.  25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                    6/30/10     Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
Class I                                           (unaudited)    12/31/09     12/31/08     12/31/07    12/31/06    12/31/05
Net asset value, beginning of period                $ 10.07       $  8.91       $ 10.83     $ 10.80     $ 10.76     $ 11.26
                                                    -------       -------       -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                              $  0.27       $  0.61(a)    $  0.68     $  0.58     $  0.55     $  0.61
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                0.19          1.85         (1.86)       0.09        0.12       (0.31)
                                                    -------       -------       -------     -------     -------     -------
  Net increase (decrease) from investment
    operations                                      $  0.46       $  2.46       $ (1.18)    $  0.67     $  0.67     $  0.30
Distributions to shareowners:
 Net investment income                                (0.30)        (0.78)        (0.72)      (0.58)      (0.58)      (0.64)
 Net realized gain                                       --         (0.52)        (0.02)      (0.06)      (0.05)      (0.16)
                                                    -------       -------       -------     -------     -------     -------
  Net increase (decrease) in net asset value        $  0.16       $  1.16       $ (1.92)    $  0.03     $  0.04     $ (0.50)
                                                    -------       -------       -------     -------     -------     -------
Net asset value, end of period                      $ 10.23       $ 10.07       $  8.91     $ 10.83     $ 10.80     $ 10.76
                                                    =======       =======       =======     =======     =======     =======
Total return*                                          4.56%        29.73%       (11.57)%      6.43%       6.48%       2.74%
Ratio of net expenses to average net assets+           1.21%**       1.28%         0.89%       0.84%       0.83%       0.89%
Ratio of net investment income to average
 net assets+                                           5.30%**       6.43%         6.49%       5.26%       5.13%       5.57%
Portfolio turnover rate                                  91%**         71%           66%         64%         44%         46%
Net assets, end of period (in thousands)            $15,244       $15,096       $12,822     $17,665     $18,989     $20,662
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                          1.21%**       1.28%         0.89%       0.84%       0.83%       0.89%
 Net investment income                                 5.30%**       6.43%         6.49%       5.26%       5.13%       5.57%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


26  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                    6/30/10     Year Ended   Year Ended   Year Ended  Year Ended   Year Ended
Class II                                          (unaudited)    12/31/09     12/31/08     12/31/07    12/31/06     12/31/05
Net asset value, beginning of period                $ 10.06       $  8.92      $ 10.83      $ 10.80     $ 10.76     $ 11.26
                                                    -------       -------      -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                              $  0.23       $  0.62(a)   $  0.64      $  0.53     $  0.51     $  0.55
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                0.22          1.82        (1.84)        0.12        0.14       (0.28)
                                                    -------       -------      -------      -------     -------     -------
  Net increase (decrease) from investment
    operations                                      $  0.45       $  2.44      $ (1.20)     $  0.65     $  0.65     $  0.27
Distributions to shareowners:
 Net investment income                                (0.29)        (0.77)       (0.69)       (0.56)      (0.56)      (0.61)
 Net realized gain                                       --         (0.52)       (0.02)       (0.06)      (0.05)      (0.16)
                                                    -------       -------      -------      -------     -------     -------
  Net increase (decrease) in net asset value        $  0.17       $  1.14      $ (1.91)     $  0.03     $  0.04     $ (0.50)
                                                    -------       -------      -------      -------     -------     -------
Net asset value, end of period                      $ 10.23       $ 10.06      $  8.92      $ 10.83     $ 10.80     $ 10.76
                                                    =======       =======      =======      =======     =======     =======
Total return*                                          4.56%        29.35%      (11.69)%       6.17%       6.24%       2.49%
Ratio of net expenses to average net assets+           1.45%**       1.32%        1.14%        1.08%       1.07%       1.14%
Ratio of net investment income to average
 net assets+                                           5.02%**       6.65%        6.27%        5.03%       4.88%       5.30%
Portfolio turnover rate                                  91%**         71%          66%          64%         44%         46%
Net assets, end of period (in thousands)            $15,580       $13,438      $48,988      $59,543     $48,052     $40,045
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                          1.45%**       1.32%        1.14%        1.08%       1.07%       1.14%
 Net investment income                                 5.02%**       6.65%        6.27%        5.03%       4.88%       5.30%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


  The accompanying notes are an integral part of these financial statements. 27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $190,177) (cost $29,553,696)       $30,545,505
 Investment in securities of affiliated issuers, at value (cost $52,334)                          54,325
                                                                                             -----------
  Total Investment in securities, at value (cost $29,606,030)                                $30,599,830
                                                                                             -----------
 Cash                                                                                          3,061,321
 Futures Collateral                                                                               17,611
 Receivables --
   Investment securities sold                                                                        110
   Portfolio shares sold                                                                           1,457
   Variation margin                                                                                4,781
   Dividends and interest                                                                        371,860
   Forward foreign currency portfolio hedge contracts, open-net                                   16,208
 Other                                                                                               181
                                                                                             -----------
  Total assets                                                                               $34,073,359
                                                                                             -----------
LIABILITIES:
 Payables --
   Investment securities purchased                                                           $ 1,029,754
   Portfolio shares repurchased                                                                1,691,619
   Dividends                                                                                         118
   Forward foreign currency settlement hedge contracts, net                                        4,507
   Upon return of securities loaned                                                              185,625
 Foreign currencies, at value (cost $292,147)                                                    308,966
 Due to affiliates                                                                                   973
 Accrued expenses                                                                                 28,514
                                                                                             -----------
  Total liabilities                                                                          $ 3,250,076
                                                                                             -----------
NET ASSETS:
 Paid-in capital                                                                             $29,783,715
 Undistributed net investment income                                                             601,646
 Accumulated net realized loss on investments, foreign currency transactions and futures
 contracts                                                                                      (527,081)
 Net unrealized gain on investments                                                              993,800
 Net unrealized loss on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                  (6,586)
 Net unrealized loss on futures contracts                                                        (22,211)
                                                                                             -----------
  Total net assets                                                                           $30,823,283
                                                                                             ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $15,243,708/1,489,483 shares)                                             $     10.23
                                                                                             ===========
 Class II (based on $15,579,575/1,523,552 shares)                                            $     10.23
                                                                                             -----------


28  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
 For the Six Months Ended 6/30/10

INVESTMENT INCOME:
 Dividends                                                                              $   9,130
 Interest and other (net of foreign taxes withheld of $489)                               950,792
 Income from securities loaned, net                                                           647
                                                                                        ---------
  Total investment income                                                                             $  960,569
                                                                                                      ----------
EXPENSES:
 Management fees                                                                        $  96,190
 Transfer agent fees
   Class I                                                                                    750
   Class II                                                                                   750
 Distribution fees (Class II)                                                              18,348
 Administrative reimbursements                                                              4,445
 Custodian fees                                                                             8,329
 Professional fees                                                                         25,996
 Printing expense                                                                           7,245
 Fees and expenses of nonaffiliated trustees                                                3,229
 Miscellaneous                                                                             31,616
                                                                                        ---------
  Total expenses                                                                                      $  196,898
                                                                                                      ----------
   Net investment income                                                                              $  763,671
                                                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS:
 Net realized gain on:
   Investments                                                                          $ 391,014
   Futures contracts                                                                       10,649
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                    133,067     $  534,730
                                                                                        ---------     ----------
 Change in net unrealized gain (loss) on:
   Investments                                                                          $ 140,281
   Futures contracts                                                                      (22,211)
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                    (46,516)    $   71,554
                                                                                        ---------     ----------
 Net gain on investments, futures contracts and foreign currency transactions                         $  606,284
                                                                                                      ----------
 Net increase in net assets resulting from operations                                                 $1,369,955
                                                                                                      ==========


  The accompanying notes are an integral part of these financial statements.  29

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
 For the Six Months Ended 6/30/10 and the Year Ended 12/31/09, respectively

                                                                                                Six Months
                                                                                                  Ended
                                                                                                 6/30/10           Year Ended
                                                                                               (unaudited)          12/31/09
FROM OPERATIONS:
Net investment income                                                                         $     763,671      $   2,533,727
Net realized gain (loss) on investments, futures contracts, foreign currency transactions
  and redemptions in kind                                                                           534,730         (9,154,345)
Change in net unrealized gain (loss) on investments, futures contracts and foreign
  currency transactions                                                                              71,554         15,555,305
                                                                                              -------------      -------------
  Net increase in net assets resulting from operations                                        $   1,369,955      $   8,934,687
                                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.30 and $0.78 per share, respectively)                                           $    (435,800)     $  (1,141,559)
  Class II ($0.29 and $0.77 per share, respectively)                                               (412,055)        (1,880,322)
Net realized gain:
  Class I ($0.00 and $0.52 per share, respectively)                                                      --           (752,816)
  Class II ($0.00 and $0.52 per share, respectively)                                                     --           (552,111)
                                                                                              -------------      -------------
    Total distributions to shareowners                                                        $    (847,855)     $  (4,326,808)
                                                                                              -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $  16,617,835      $  26,385,130
Reinvestment of distributions                                                                       847,845          4,317,508
Cost of shares repurchased                                                                      (15,698,811)       (25,824,294)
Redemptions in kind                                                                                      --        (42,762,075)
                                                                                              -------------      -------------
  Net increase (decrease) in net assets resulting from portfolio share transactions           $   1,766,869      $ (37,883,731)
                                                                                              -------------      -------------
  Net increase (decrease) in net assets                                                       $   2,288,969      $ (33,275,852)
NET ASSETS:
Beginning of period                                                                              28,534,314         61,810,166
                                                                                              -------------      -------------
End of period                                                                                 $  30,823,283      $  28,534,314
                                                                                              =============      =============
Undistributed net investment income                                                           $     601,646      $     685,830
                                                                                              =============      =============


                                                     '10 Shares             '10 Amount           '09 Shares         '09 Amount
                                                    (unaudited)            (unaudited)
CLASS I
Shares sold                                             149,856          $   1,541,940              275,767      $   2,573,123
Reinvestment of distributions                            42,429                435,801              203,418          1,894,375
Less shares repurchased                                (202,478)            (2,081,413)            (418,028)        (3,926,159)
                                                     ----------          -------------           ----------      -------------
  Net increase (decrease)                               (10,193)         $    (103,672)              61,157      $     541,339
                                                     ==========          =============           ==========      =============
CLASS II
Shares sold                                           1,473,128          $  15,075,895            2,501,905      $  23,812,007
Reinvestment of distributions                            40,119                412,044              263,313          2,423,133
Less shares repurchased                              (1,325,447)           (13,617,398)          (2,299,467)       (21,898,135)
Less redemptions in kind                                     --                     --           (4,622,927)       (42,762,075)
                                                     ----------          -------------           ----------      -------------
  Net increase (decrease)                               187,800          $   1,870,541           (4,157,176)     $ (38,425,070)
                                                     ==========          =============           ==========      =============


30  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 13 portfolios comprising Pioneer Variable Contracts Trust (the Trust) a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interest (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices. At June 30, 2010, one security was valued using fair value methods, which represents 0.1% of net assets

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   (other than securities valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2010, the Porfolio paid no such taxes.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2009 and the components of distributable earnings on a federal income tax basis at December 31, 2009, were as follows:
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2009
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                    $3,846,749
  Long-term capital gain                                                480,059
                                                                     ----------
    Total distributions                                              $4,326,808
                                                                     ==========
  Distributable Earnings:
  Undistributed ordinary income                                      $  737,545
  Capital loss carryforward                                          (1,047,958)
  Current year post-October loss deferred                               (13,853)
  Unrealized appreciation                                               841,734
                                                                     ----------
    Total                                                            $  517,468
                                                                     ==========
--------------------------------------------------------------------------------

E. Portfolio Shares and Allocation
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $152,147 in commissions on the sale of Trust shares for the six months ended June 30, 2010. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. The average number of contracts open during the six months ended June 30, 2010 was 8.3.

   At June 30, 2010, open futures contracts were as follows.

-------------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement           Fair          Unrealized
Type                    Long/(Short)        Month             Value           Gain
-------------------------------------------------------------------------------------
 US 10 Yr Note                  (4)         9/10           $  (490,188)     $(11,500)
 US 2 Yr Note (CBT)             (9)         9/10           $(1,969,453)     $ (6,594)
 US 5 Yr Note (CBT)            (15)         9/10           $(1,775,273)     $(25,586)
 US Ultra Bond (CBT)             4          9/10           $   543,250      $ 21,469
-------------------------------------------------------------------------------------
 Total                         (24)                        $(3,961,664)     $(22,211)
-------------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $605 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2010.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $251 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2010.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $117 in distribution fees payable to PFD at June 30, 2010.

5. Forward Foreign Currency Contracts
During the six months ended June 30, 2010, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At June 30, 2010, the Fund's gross forward currency settlement contracts receivable and payable were $56,455 and $56,994, respectively, resulting in a net payable of $539. The average number of contracts open during the six months ended June 30, 2010 was 705,000.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of June 30, 2010, outstanding forward portfolio hedge contracts were as follows:

-------------------------------------------------------------------------------------
                                                                            Net
                                                                         Unrealized
                            Contracts to    In Exchange   Settlement   Appreciation/
Currency                       Deliver          For          Date      (Depreciation)
-------------------------------------------------------------------------------------
 AUD (Australian Dollar)     (160,000)       $(147,466)    7/19/10        $12,584
 AUD (Australian Dollar)     (650,000)       $(799,896)    8/31/10        $ 3,624
-------------------------------------------------------------------------------------
 Total                                                                    $16,208
-------------------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Fair values of derivative instruments as of June 30, 2010 were as follows:
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
        Derivatives Not           Asset Derivatives 2009     Liabilities Derivatives 2009
   Accounted for as Hedging    ----------------------------  ----------------------------
       Instruments under
     Accounting Standards
    Codification (ASC) 815          Balance         Fair         Balance
 (formerly FASB Statement 133)  Sheet Location      Value    Sheet Location   Fair Value
-----------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables*       $16,208      Payables        $4,507
-----------------------------------------------------------------------------------------
 Total                                             $16,208                      $4,507
-----------------------------------------------------------------------------------------

* Foreign Exchange Contracts are shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010 was as follows:
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
       Derivatives Not
   Accounted for as Hedging
      Instruments under                                                                           Change in
     Accounting Standards                                                                     Unrealized Gain or
    Codification (ASC) 815       Location of Gain or (Loss)            Realized Gain or           (Loss) on
   (formerly FASB Statement            On Derivatives               (Loss) on Derivatives   Derivatives Recognized
             133)                   Recognized in Income             Recognized in Income         in Income
------------------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts   Net realized gain on forward                $133,067
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies
 Foreign Exchange Contracts   Change in unrealized gain (loss)                                    $ (46,516)
                              on forward foreign currency
                              contracts and other assets and
                              liabilities denominated in foreign
                              currencies
------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/10 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

7. Affiliated Companies
The Portfolio's investments in securities managed by PIM are deemed affiliates of the Portfolio for financial reporting purposes. The following summarizes transactions with affiliates of the Portfolio for the six months ended June 30, 2010:

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Sales/
                                        Principal      Purchases      Transfers   Principal                  Net
                                          Amount      (principal     (principal     Amount    Interest     Realized      Fair
Affiliates                               12/31/09       amount)        amount)     6/30/10     Income    (Loss) Gain     Value
--------------------------------------------------------------------------------------------------------------------------------
 ATF Bank JSC, 9.25%, 4/12/12 (144A)     $53,000          --            --         $53,000     $1,077        $--         $54,325
--------------------------------------------------------------------------------------------------------------------------------

8. Subsequent Events
In preparing these financial statements, the Adviser has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust

Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.



                                                                   19636-04-0810



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 27, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 27, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 27, 2010

* Print the name and title of each signing officer under his or her signature.